                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-07883
                                  ----------------------------------------------
                                   ICON FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)
              5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111
--------------------------------------------------------------------------------
               (Address of principal executive offices)        (Zip code)
      Erik L. Jonson 5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     303-790-1600
                                                   -----------------------------

Date of fiscal year end:       9/30/05
                        --------------------------

Date of reporting period:      3/31/05
                         -------------------------

    Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

    A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

        Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                                                > March 31, 2005

                                                               Investment Update
                                                     ICON U.S. DIVERSIFIED FUNDS

                                                                  ICON BOND FUND
                                                           ICON CORE EQUITY FUND
                                                          ICON COVERED CALL FUND
                                                         ICON EQUITY INCOME FUND
                                                            ICON LONG/SHORT FUND

      Semiannual Report
         (unaudited)

                                                               (ICON FUNDS LOGO)

                                                               Table of Contents

ABOUT THIS REPORT                                                 2

MESSAGE FROM ICON FUNDS                                           4

MANAGEMENT OVERVIEWS AND SCHEDULES OF INVESTMENTS
  ICON Bond Fund                                                  7
  ICON Core Equity Fund                                          16
  ICON Covered Call Fund                                         26
  ICON Equity Income Fund                                        43
  ICON Long/Short Fund                                           55

HYPOTHETICAL EXPENSE EXAMPLE                                     66

FINANCIAL STATEMENTS                                             69

FINANCIAL HIGHLIGHTS                                             76

NOTES TO FINANCIAL STATEMENTS                                    80

[RECYCLE LOGO]

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price, the reinvestment of any dividends and capital gain distributions, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions, and portfolio holdings as of March 31, 2005, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of March 31, 2005 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, those factors may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

There are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity of

 2   About This Report
the underlying securities, and are not suitable for all investors. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The Bond Fund may invest up to 25% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against a specific securities index. Each index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

- The unmanaged Standard & Poor's SuperComposite 1500 (S&P 1500) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet, and Lehman Brothers.


                                                          About This Report    3

Message from ICON Funds


--------------------------------------------------------------------------------
The fact that stocks have been in the midst of a two-year bull market may come as a surprise to many investors.
--------------------------------------------------------------------------------

Thank you for your continued investment in the ICON U.S. Diversified Funds and welcome to those of you receiving this report for the first time.

As you may know, ICON employs a value-based, bottom-up investment system of industry rotation to try to capture leading market themes that evolve over time. While intrinsic value is dynamic and always changing, stock prices have continued in their move toward fair value, even as a number of distractions have made for a volatile setting.

DEALING WITH DISTRACTIONS

At times like these, I often think of Douglas Adams, author of The Hitchhiker's Guide to the Galaxy, who wrote, "Nothing travels faster than the speed of light with the possible exception of bad news, which follows its own special laws."

Over the course of the past six months, investors have been inundated by a litany of bad news, ranging from Iraq, terrorism and oil prices to interest rates and budget deficits. Although the markets seemed to rise above these distractions during the first half of the reporting period, investors have since found it difficult to sort through these events despite the presence of solid economic and investment fundamentals -- and no clear signs of inflation.

Investors' behavior is highly reminiscent of patterns established last year, which featured fear-driven sell-offs and highly correlated industry dynamics. During market setbacks, economically sensitive and cyclical industries have declined the most while industries considered recession-proof have been the most resilient. In contrast, when the market has advanced, cyclical industries have led the way while recession-proof industries have lagged.

PARTICIPATING IN THE ADVANCE

Given myriad doubts about the economy and earnings, and the volatility typically associated with a cyclical rally, the fact that stocks have been in the midst of a bull market may come as a surprise to many investors. But that is in fact the case. Having hit significant multi-year lows on March 11, 2003 just prior to the Iraq war, and near-term lows on August 12, 2004, stocks have actually recorded a two-year advance.

Research into market history and investor behavior indicates to us that many investors assign the horrible and distasteful aspects of war as negatives for economic growth and company valuations. However, we have found no concrete evidence, past or present, to support such a relationship. For this reason, we believe that successful investors need to stay focused on the divergence between price and value, while also drawing a distinction between geopolitical concerns and the realities of investment fundamentals.


 4   Message from ICON Funds

    We apply our value-based, bottom-up industry rotation across the entire market in order to identify leading industry themes wherever they may emerge.

                                                       [CRAIG T. CALLAHAN PHOTO]
                                                       Craig T. Callahan
                                                       President

Our research has shown these fundamentals to be generally healthy and encouraging. By invoking the valuation-driven discipline that enables us to patiently ride through market turbulence, we have participated in the advance.

--------------------------------------------------------------------------------
Despite short-lived theme reversals and temporary setbacks, our valuation model suggests stocks are still priced below intrinsic value.
--------------------------------------------------------------------------------


A MORE DIVERSE INDUSTRY COMPOSITION

No matter what the market environment, our approach remains consistent. At the end of the period, we measured the broad market as significantly below our estimate of fair value. This discount makes sense to us as investors seemingly braced for a slowdown in economic growth and corporate earnings, although we believe the market has overreacted to these short-term concerns.

Nevertheless, what has become gradually apparent amid the market turmoil is that our recent focus on highly cyclical industries is no longer warranted. While economically sensitive sectors such as Energy, Materials and Industrials were clear market leaders during the first half of our reporting period, value and relative strength readings have since pointed us toward a more diverse composition of industries, including those widely considered to be defensive or recession-proof.

Accordingly, we were able to capture second-half upside within the Healthcare, Consumer Staples and Utilities sectors, where combinations of value and relative strength became increasingly more attractive. Healthcare, in particular, offered considerable breadth, with all eight industries in the sector trading at double-digit discounts to their intrinsic value and six posting above-average relative strength. Utilities were also quite compelling. Despite their so-called defensive tendencies, we view them as prospective market leaders.

Bonds, on the other hand, came under pressure during the period, encountering extreme volatility in the face of monetary tightening and inflation fears. Although our valuation measures suggest that investors have overstated the impact of higher short-term interest rates, there is no evidence either in the Consumer Price Index or the yield curve to suggest that inflation is currently a threat. Rather than debate inflation, we continue to rely on our valuation readings, which favor long-term corporate bonds, and lower-grade, higher-yielding securities.


                                                    Message from ICON Funds    5

SEARCHING FOR VALUE

Having sustained market leadership for the past three years, it comes as no surprise that cyclical industries were decidedly volatile. Because of their sensitivity to economic fluctuations, these industries typically exhibit a higher standard deviation or variability, which serves as a measure of risk. Capturing their leadership has been a challenge and has certainly made for some unpleasant periods. However, our system dictates that we not be swayed by emotion. We simply calculate value and allow it to direct us to industries that are showing value above price and relative strength.

ICON does not subscribe to the traditional style grid that classifies stocks by size -- small-cap, mid-cap or large-cap -- and by style, either value or growth. Instead, we apply our value-based, bottom-up industry rotation across the entire market in order to identify leading industry themes wherever they may emerge. In doing so, we are an all-cap manager and thus avoid arbitrary barriers or restrictions in our pursuit of value.

THE PRIVILEGE OF GUIDING YOU

In January, we had the good fortune to announce the promotions of three investment team members. We'd like to again take a moment to share the news. Portfolio Managers Robert Straus, Derek Rollingson and J.C. Waller, III have been promoted to Vice Presidents and have been named Chief Investment Officer, Director of Research and Director of Institutional Portfolio Management, respectively. These promotions recognize the outstanding and valuable contributions each has made to your investment.

In closing, we wish to thank you for the privilege of guiding you through these challenging markets. For current market updates, as well as up-to-date Fund, performance and account information, we invite you to visit our website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

The Consumer Price Index is the primary indicator of U.S. inflation and is used to make cost-of-living adjustments to billions of dollars in benefit payments.

 6   Message from ICON Funds

                                                             Management Overview

                                                                  ICON Bond Fund


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
March 31, 2005
Corporate Bonds                                                            44.3%
 Investment Grade                                                          33.0%
 Non-Investment Grade                                                      11.3%
U.S. Governments and Agencies                                              35.2%
Short-Term Investments                                                     19.5%
Percentages are based upon net assets.

PORTFOLIO HIGHLIGHTS
March 31, 2005
Number of Bonds(1)                                                            84
Weighted average
maturity(1)                                                           10.2 Years
Weighted average
duration(1)                                                            6.2 Years
30-Day SEC Yield
(after expense
limitation) -
Class I                                                                    4.26%
30-Day SEC Yield
(before expense
limitation) -
Class I                                                                    3.94%
Yield is for the Fund's Class I shares.
Yield for the Fund's other share classes will vary due to differences in charges and expenses.
(1) Excludes cash and cash equivalents.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. For the six months ended March 31, 2005, the ICON Bond Fund returned, -0.03% for Class I shares, -0.29% for Class C shares, and 0.22% for Class Z shares, underperforming the 0.71% return of the Lehman Brothers U.S. Universal Index, the Fund's benchmark, over the same period. Total returns for other periods as of March 31, 2005 appear on page 11.

Q. WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. The Fund captured modest upside during the fourth quarter of 2004, as the bond market exhibited resilience in the face of rising interest rates. Despite monetary tightening, which saw the federal funds rate increase from 1.75% to 2.75% during the period, the measured pace kept benchmark 10-year treasury yields within a benign trading range. At the same time, corporate credit spreads remained relatively tight amid signs of tame inflation and sustainable economic growth.

   However, conditions weakened considerably during the first quarter of 2005, when surging oil prices raised fears of higher inflation and slowing economic growth. While 10-year Treasury yields drifted as low as 3.99% in early February, this stoking of concerns sent yields dramatically higher, peaking at 4.64% by mid-March. As bond prices fell sharply lower in conjunction with rising rates, the Fund slipped into negative territory, eroding earlier gains.

   Relative performance also suffered after an earnings warning issued by Fund holding General Motors produced a widespread sell-off in automotive-related debt. The subsequent downgrading of GM credits further pressured the Fund, which saw declines in its automotive-related holdings.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs a quantitative methodology, identifying bonds believed to be underpriced relative to value regardless of their location on the conventional style grid. In doing so, the Fund may go anywhere in its pursuit of potential market themes, without limitations on maturity, duration (interest-rate sensitivity) or credit quality.

   For that reason, the Fund does not partake in the counterproductive exercise of forecasting interest rate movements. Instead, ICON calculates proprietary value-to-price ratios that consider the combined effects of income stream, yield curve characteristics and risk. By combining valuation with relative strength, the Fund aims to maximize total return (income plus capital appreciation) by focusing on securities poised to lead the broader market.


                                                        Management Overview    7

ICON Bond Fund

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. With longer rates still well within the levels established by their prolonged secular decline, favorable valuation readings led to the Fund's continued overweighting of longer-duration bonds. However, this strategy worked against overall six-month performance as longer-duration bonds, given their increased sensitivity to changing interest rates, underperformed shorter-duration bonds when benchmark yields trended higher.

   Although the Fund does not invest based on projected interest rate movements, net duration was steadily reduced during the period, but not at the expense of valuation and relative strength.

   A pullback in high-yield bonds also detracted from Fund performance. With risk premiums declining following a strong two-year run, the sector appears to have run its course. Consequently, the Fund continued to trim its high-yield exposure on declining relative strength, as extremely tight spreads over Treasuries left little room for further contraction or capital appreciation.

   Nevertheless, longer-duration names such as Farmers Exchange Capital, Federal National Mortgage Association, First American Corp., and Time Warner Company Inc. all contributed to Fund performance due to solid underlying fundamentals. Meanwhile, DaimlerChrysler and General Motors Acceptance Corp. lost value when GM's lowered guidance and ensuing downgrade roiled the bond market. Phillips Petroleum and U.S. Treasury positions also detracted, as oil-related concerns and rising interest rates fueled inflation fears. Nevertheless, these bonds had not reached our sell criteria at period-end, and the Fund continued to own them.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE BOND MARKET?

A. Irrespective of efforts to shorten net duration, the Fund's valuation and relative strength readings continue to favor longer-duration bonds. Furthermore, with economic growth seemingly in line with sustainable Federal Reserve targets, there appears to be no reason why rates must rise appreciably above current levels. However, rather than attempt to predict the unpredictable, the Fund will continue to rely on a disciplined, valuation-based methodology in seeking out suitable opportunities to invest for maximum total return.


 8   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund initially captured modest upside but later slipped into negative territory as inflation concerns pressured bond prices.

- Relative performance suffered after an earnings warning issued by General Motors produced a widespread sell-off in automotive-related debt. DaimlerChrysler and General Motors Acceptance Corp., owned by the Fund, lost value.

- The Fund's continued overweighting of longer-duration bonds worked against six-month performance when benchmark yields trended higher.

- Farmers Exchange Capital, Federal National Mortgage Association, First American Corp., and Time Warner Company Inc. all contributed to Fund performance.


                                                        Management Overview    9

ICON Bond Fund

TOP 10 BOND HOLDINGS
March 31, 2005

                             U.S. Treasury, 8.75%, 5-15-17
                                                            2.9%
            Federal Home Loan Bank (FHLB), 5.375%, 8-15-18
                                                            2.7%
                            U.S. Treasury, 6.875%, 8-15-25
                                                            2.6%
                            U.S. Treasury, 7.50%, 11-15-16
                                                            2.6%
                            U.S. Treasury, 1.625%, 4-30-05
                                                            2.5%
     Federal National Mortgage Association (FNMA), 7.125%,
                                                   1-15-30  2.2%
                             U.S. Treasury, 6.25%, 8-15-23
                                                            2.0%
      Federal National Mortgage Association (FNMA), 6.25%,
                                                   5-15-29  2.0%
                             U.S. Treasury, 5.75%, 8-15-10
                                                            1.9%
 Federal Home Loan Mortgage Corp. (FHLMC), 5.125%, 7-15-12
                                                            1.7%

Percentages are based upon net assets.


 10   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2005

                              INCEPTION                                             SINCE
                                 DATE      6 MONTHS*      1 YEAR      5 YEARS     INCEPTION
---------------------------------------------------------------------------------------------
ICON Bond Fund - Class I       10/1/02       -0.03%       -0.17%      N/A           5.39%
---------------------------------------------------------------------------------------------
Lehman Brothers U.S.
  Universal Index                             0.71%        1.66%      N/A           4.89%
---------------------------------------------------------------------------------------------
ICON Bond Fund - Class C       10/21/02      -0.29%       -0.68%      N/A           5.88%
---------------------------------------------------------------------------------------------
Lehman Brothers U.S.
  Universal Index                             0.71%        1.66%      N/A           5.82%
---------------------------------------------------------------------------------------------
ICON Bond Fund - Class Z        5/6/04        0.22%       N/A         N/A           4.56%*
---------------------------------------------------------------------------------------------
Lehman Brothers U.S.
  Universal Index                             0.71%       N/A         N/A           5.02%*
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2005

                                                                                                  LEHMAN BROTHERS U.S. UNIVERSAL
                                                                  ICON BOND FUND - CLASS I                    INDEX
                                                                  ------------------------        ------------------------------
10/1/02                                                                    10000                              10000
3/31/03                                                                    10245                              10385
3/31/04                                                                    11422                              11083
3/31/05                                                                    11404                              11266

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    11

Schedule of Investments

ICON Bond Fund
March 31, 2005 (unaudited)

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
BONDS 79.5%
CORPORATE BONDS 44.3%
AAA RATING 1.3%
    250,000    General Electric
               Capital Corp.,
               2.85%, 01/30/06   $    248,210
    354,000    General Electric
               Capital Corp.,
               7.38%, 01/19/10        393,842
    300,000    Private Export
               Funding, Series
               B,
               6.49%, 07/15/07        314,223
                                 ------------
                                      956,275
AA3 RATING 1.4%
    500,000    Bell Telephone
               Co. of
               Pennsylvania,
               6.00%, 12/01/28        480,680
    500,000    Merrill Lynch &
               Co.,
               5.30%, 09/30/15        496,624
                                 ------------
                                      977,304
A3 RATING 6.6%
    500,000    Boeing Co.,
               8.75%, 08/15/21        675,764
    500,000    Boeing Corp.,
               6.88%, 11/01/06        519,442
    700,000    Countrywide Home
               Loan,
               5.50%, 02/01/07        713,497
  1,000,000    DaimlerChrysler
               NA Holdings,
               6.50%, 11/15/13      1,039,974
    400,000    GTE Corp.,
               6.94%, 04/15/28        432,623
    500,000    Phillips
               Petroleum,
               8.75%, 05/25/10        591,689
    400,000    PNC Funding
               Corp.,
               5.25%, 11/15/15        396,769
    352,000    Textron
               Financial Corp.,
               2.75%, 06/01/06        344,572
                                 ------------
                                    4,714,330
A2 RATING 8.0%
    500,000    Ameritech
               Capital Funding,
               6.55%, 01/15/28        531,915
    400,000    Archer-Daniels-
               Midland Co.,
               8.38%, 04/15/17        502,229

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
    900,000    Bellsouth Corp.,
               6.00%, 11/15/34   $    895,486
    450,000    Cincinnati
               Financial Corp.,
               6.90%, 05/15/28        500,169
    450,000    John Hancock,
               7.38%, 02/15/24*       528,522
    675,000    Lowe's Cos.,
               Inc.,
               6.88%, 02/15/28        791,815
    382,000    SBC
               Communications,
               Inc.,
               6.25%, 03/15/11        405,354
    500,000    Target Corp.,
               3.38%, 03/01/08        486,892
    550,000    Union Tank Car
               Co.,
               7.13%, 02/01/07        577,609
    500,000    Wisconsin Power
               & Light Co.,
               7.00%, 06/15/07        526,621
                                 ------------
                                    5,746,612
A1 RATING 4.6%
    760,000    First Data
               Corp.,
               4.70%, 11/01/06        766,610
    600,000    First Tennessee
               Bank,
               2.76%, 11/18/05        599,850
    670,000    Household
               Finance Co.,
               5.88%, 02/01/09        697,176
    750,000    IBM Corp.,
               2.38%, 11/01/06        733,881
    455,000    JP Morgan Chase
               & Co.,
               6.75%, 08/15/08        486,423
                                 ------------
                                    3,283,940
BAA3 RATING 6.7%
    185,000    Cardinal Health
               Inc.,
               4.45%, 06/30/05        185,184
  1,020,000    Cigna Corp,
               8.25%, 01/01/07      1,084,968
    400,000    Comcast Cable
               Communications,
               8.88%, 05/01/17        505,051
    500,000    Farmers
               Insurance
               Capital Notes,
               7.20%, 07/15/48        524,850


 12   Schedule of Investments

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
    400,000    Hilton Hotels
               Corp.,
               7.50%, 12/15/17   $    458,507
    500,000    Motorola, Inc.,
               6.50%, 11/15/28        520,584
    440,000    News America
               Holdings, Inc.,
               7.75%, 02/01/24        511,412
    500,000    Sprint Capital
               Corp.,
               7.13%, 01/30/06        511,850
    500,000    Tyco
               International
               Ltd.,
               6.13%, 11/01/08        524,691
                                 ------------
                                    4,827,097
BAA2 RATING 2.0%
    350,000    Capital One
               Financial Corp.,
               6.88%, 02/01/06        358,328
      6,000    First American
               Financial,
               7.55%, 04/01/28          6,731
    600,000    Halliburton Co.,
               6.00%, 08/01/06        612,115
    400,000    Phillip Morris
               Cos.,
               7.65%, 07/01/08        433,814
                                 ------------
                                    1,410,988
BAA1 RATING 2.4%
    600,000    General Motors
               Acceptance
               Corp.,
               6.13%, 08/28/07        585,069
    600,000    PSEG Power
               Corp.,
               6.95%, 06/01/12        664,056
    399,000    Time Warner,
               Inc.,
               7.57%, 02/01/24        461,810
                                 ------------
                                    1,710,935
BA3 RATING 2.1%
    415,000    Fairfax
               Financial
               Holdings f,
               7.75%, 04/26/12        400,475
    350,000    Georgia-Pacific
               Corp.,
               7.38%, 12/01/25        365,750
    240,000    Georgia-Pacific
               Corp.,
               8.88%, 05/15/31        289,200
    426,000    Qwest Corp.,
               6.13%, 11/15/05        430,260
                                 ------------
                                    1,485,685

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
BA2 RATING 1.5%
    400,000    Afc Capital
               Trust I,
               8.21%, 02/03/27   $    424,898
    580,000    Avnet, Inc.,
               8.00%, 11/15/06        609,000
                                 ------------
                                    1,033,898
BA1 RATING 0.5%
    350,000    Royal Caribbean
               Cruises f,
               6.75%,
               03/15/08 f             363,563
                                 ------------
B3 RATING 3.9%
    990,000    Curative Health
               Services,
               10.75%, 05/01/11       814,274
    500,000    Marsh
               Supermarkets,
               Inc.,
               8.88%, 08/01/07        497,500
    500,000    Nortel Networks,
               Ltd.,
               6.13%, 02/15/06        501,250
    829,000    Owens Illinois
               Inc,
               8.10%, 05/15/07        858,015
    200,000    Primus Telecomm
               Group,
               8.00%, 01/15/14        144,000
                                 ------------
                                    2,815,039
B2 RATING 2.3%
    250,000    Mediacom
               Broadband Llc,
               11.00%, 07/15/13       267,500
    400,000    Providian
               Financial Corp.,
               3.25%, 08/15/05        399,500
    500,000    Tembec
               Industries,
               Inc.,
               8.63%, 06/30/09        482,500
    500,000    United Rentals
               NA, Inc.,
               7.00%, 02/15/14        457,500
                                 ------------
                                    1,607,000
B1 RATING 1.0%
    670,000    CSC Holdings,
               Inc.,
               7.25%, 07/15/08        686,750
                                 ------------
TOTAL CORPORATE BONDS              31,619,416


                                                   Schedule of Investments    13

ICON Bond Fund
March 31, 2005 (unaudited)

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
BONDS 35.2%
AAA RATING 35.2%
    700,000    Federal Farm
               Credit Bank,
               4.00%, 12/05/06   $    700,623
    200,000    Federal Farm
               Credit Bank,
               5.90%, 07/21/08        209,792
    255,000    Federal Farm
               Credit Bank,
               5.90%, 08/04/08        267,570
    750,000    Federal Home
               Loan Bank,
               3.35%, 03/03/06        747,660
  1,000,000    Federal Home
               Loan Bank,
               3.50%, 03/21/06        997,755
  1,000,000    Federal Home
               Loan Bank,
               4.00%, 02/12/10        979,978
    450,000    Federal Home
               Loan Bank,
               5.88%, 02/15/11        476,790
  1,850,000    Federal Home
               Loan Bank,
               5.38%, 08/15/18      1,911,246
    750,000    Federal Home
               Loan Bank,
               5.50%, 02/14/20        738,138
  1,150,000    Federal Home
               Loan Mortgage
               Corp.,
               5.13%, 07/15/12      1,178,036
    370,000    Federal Home
               Loan Mortgage
               Corp.,
               5.00%, 10/29/13        365,514
    270,000    Federal National
               Mortgage
               Association,
               3.10%, 07/28/08        257,267
  1,250,000    Federal National
               Mortgage
               Association,
               6.25%, 05/15/29      1,432,914
  1,250,000    Federal National
               Mortgage
               Association,
               7.13%, 01/15/30      1,585,040

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
    800,000    Tennessee Valley
               Authority,
               5.63%, 01/18/11   $    840,104
  1,250,000    U.S. Treasury,
               5.75%, 08/15/10      1,341,406
  1,000,000    U.S. Treasury,
               3.88%, 02/15/13        965,273
  1,500,000    U.S. Treasury,
               7.50%, 11/15/16      1,880,625
  1,500,000    U.S. Treasury,
               8.75%, 05/15/17      2,061,153
  1,250,000    U.S. Treasury,
               6.25%, 08/15/23      1,455,420
  1,500,000    U.S. Treasury,
               6.88%, 08/15/25      1,882,442
  1,000,000    U.S. Treasury,
               5.25%, 11/15/28      1,051,680
  1,750,000    U.S. Treasury,
               1.63%, 04/30/05      1,748,359
                                 ------------
                                   25,074,785
                                 ------------
TOTAL U.S. GOVERNMENT AND U.S.
GOVERNMENT AGENCY BONDS            25,074,785
                                 ------------
TOTAL BONDS (COST $56,403,978)     56,694,201

SHORT-TERM INVESTMENTS 19.5%
VARIABLE RATE DEMAND NOTE 0.3%
$   190,888    American Family
               Demand Note,
               2.4663%#               190,888
                                 ------------
U.S. GOVERNMENT AGENCIES 15.0%
 10,700,000    Federal Home
               Loan Bank,
               2.25%, 04/01/05     10,700,000
                                 ------------
COMMERCIAL PAPER 4.2%
    500,000    Ford Motor
               Credit Co.,
               3.19%,
               07/22/05(fv)           495,033
    500,000    Hertz Corp.,
               2.75%, 04/25/05        499,084
    500,000    Hertz Corp.,
               3.04%, 04/28/05        498,860
    500,000    Natexis US
               Financial Co.,
               2.97%,
               06/29/05(fv)           496,335


 14   Schedule of Investments

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
    500,000    Zions Bancorp.,
               2.98%,
               06/02/05(fv)      $    497,434
    500,000    Zions Bancorp.,
               2.94%,
               06/23/05(fv)           496,617
                                 ------------
                                    2,983,363
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $13,874,251)                 13,874,251
                                 ------------
TOTAL INVESTMENTS (COST
$70,278,229) 99.0%                 70,568,452
OTHER ASSETS LESS LIABILITIES
1.0%                                  701,027
                                 ------------
NET ASSETS 100.0%                $ 71,269,479
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.
 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005.
 f Foreign security

 * Security was acquired pursuant to Rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale.

 fv Security was fair valued at March 31, 2005.

Dates shown on securities are the due dates of the obligation.


                                                   Schedule of Investments    15

Management Overview

ICON Core Equity Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   98.4%
Top 10 Equity Holdings                                                     14.5%
Number of Stocks                                                             108
Short-Term Investments                                                      1.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
CIGNA Corp.                                                                 1.7%
Yellow Roadway Corp.                                                        1.6%
Texas Instruments, Inc.                                                     1.5%
Labor Ready, Inc.                                                           1.5%
America Movil S.A. de C.V.                                                  1.4%
Burlington Northern Santa Fe Corp.                                          1.4%
Reebok International Ltd.                                                   1.4%
Quiksilver, Inc.                                                            1.4%
Norfolk Southern Corp.                                                      1.3%
Aetna, Inc.                                                                 1.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six months ended March 31, 2005, the ICON Core Equity Fund returned 8.37% for Class I shares, 7.90% for Class C shares, and 8.52% for Class Z shares, outperforming the 7.45% return of the S&P 1500 Index, the Fund's benchmark, over the same period. Total returns for other periods as of March 31, 2005 appear on page 20.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Despite a turbulent investment environment lacking clear, sustained industry leadership, the Fund's strong tilt toward the most economically sensitive sectors such as Industrials and Information Technology enabled it to outperform its benchmark during a broad year-end rally and across the entire six-month period. As the cyclical theme weakened during the first quarter of 2005, the Fund was repositioned to more defensive-oriented industries, which assumed market leadership. Toward the end of the period, this positioning was favorable, but relative to its index, the Fund lost ground.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The period was marked by extreme swings in the broad market. Concerns over rising oil prices dominated the environment for much of the period, even as the broad equity market rallied in conjunction with the year-end cyclical theme. During the year-end rally, investors appeared to set aside their fears of higher inflation and slowing economic growth, and instead focused on strong corporate earnings and sound underlying fundamentals.

   By mid-December, however, the tone of the market had changed dramatically, as crude oil futures began to rise sharply followed in early February

 16   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

   by a sudden jump in 10-year Treasury yields. This convergence of events rekindled inflation concerns while raising fears that a more aggressive stance toward monetary tightening might restrict economic growth. As the cyclically led rally subsided amid these distractions, investors braced for disappointing quarterly earnings, sending stocks into a late-period decline. Against this backdrop, investors sought refuge in more defensive areas of the market, yet remained prone to fear-based selling.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. The cyclical bent of the Fund's leading industry contributors highlights the strength of this positioning. The railroads, communications equipment, trucking, commodity chemicals, IT consulting & services, and managed health care industries contributed positively to overall Fund performance.

   Specific stocks that enhanced Fund performance included IT services provider Cognizant Technology Solutions Corp. and telecom equipment maker Comtech Telecommunications Corp., both of which benefited from better-than-expected quarterly earnings. Elsewhere, container manufacturer Owens-Illinois profited from higher-than-forecast operating income and widening margins resulting from efforts to focus on core glass operations.



   In contrast, principal industry detractors included insurance brokers, building products, steel, specialty chemicals, and health care equipment. At the same time, the Fund's lack of exposure to the integrated oil & gas industry generated the largest negative impact on a relative basis.



   Measurable individual detractors included insurance brokerage AON Corp., which slid when it agreed to a settlement stemming from the New York State Attorney General's investigation into insurance industry practices. Managed health care group Coventry Health Care Inc. retreated when it announced the proposed acquisition of First Health Group. Both of these stocks were sold when their relative strength declined. Meanwhile, building products manufacturer Griffon Corp. also hurt Fund performance, having posted lower operating results on continued increases in raw material costs, but it had not reached our sell criteria by period-end.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

A. The late-period sell-off appears to be fear-driven and our methodology indicates that stocks are currently trading at a discount to estimated fair value. Ultimately, we anticipate that investor concerns will give way to strong prevailing fundamentals. However, given recent ambiguity in market leadership, we have broadened the Fund's exposure to include a more diverse range of industries.


                                                       Management Overview    17

ICON Core Equity Fund

    PERFORMANCE HIGHLIGHTS

- The Fund's strong tilt toward economically sensitive sectors for the first three months of the period enabled it to outperform its benchmark over the six-month period.

- The Fund's defensive positioning during the final three months of the period helped maintain most gains.

- Railroads, communications equipment, trucking, commodity chemicals, IT consulting & services and managed health care were among the Fund's leading industry contributors, while insurance brokers, building products, steel, specialty chemicals, and health care equipment were principal industry detractors.

- Specific stocks that enhanced Fund performance included Cognizant Technology Solutions Corp., Comtech Telecommunications Corp. and Owens-Illinois.

- Measurable individual detractors included AON Corp., Griffon Corp. and Coventry Health Care Inc.


 18   Management Overview

                                                                     TOP SECTORS
                                                                  March 31, 2005

                       Industrials
                                    17.5%
                         Financial
                                    15.6%
                        Healthcare
                                    14.9%
            Consumer Discretionary
                                    14.8%
            Information Technology
                                    13.1%
                         Materials
                                    7.1%
    Telecommunications & Utilities
                                    6.1%
        Leisure & Consumer Staples
                                    4.7%
                            Energy
                                    4.6%

Percentages are based upon net assets.


                                                       Management Overview    19

ICON Core Equity Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2005

                              INCEPTION                                             SINCE
                                 DATE      6 MONTHS*      1 YEAR      5 YEARS     INCEPTION
---------------------------------------------------------------------------------------------
ICON Core Equity Fund -
  Class I                      10/12/00      8.37%         8.97%        N/A          8.11%
---------------------------------------------------------------------------------------------
S&P 1500 Index                               7.45%         7.28%        N/A          0.03%
---------------------------------------------------------------------------------------------
ICON Core Equity Fund -
  Class C                      11/28/00      7.90%         8.07%        N/A          6.04%
---------------------------------------------------------------------------------------------
S&P 1500 Index                               7.45%         7.28%        N/A         -0.26%
---------------------------------------------------------------------------------------------
ICON Core Equity Fund -
  Class Z                       5/6/04       8.52%        N/A           N/A         15.00%*
---------------------------------------------------------------------------------------------
S&P 1500 Index                               7.45%        N/A           N/A          8.55%*
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Since Inception performance results for Class C shares include returns for certain time periods that were restated as of June 8, 2004. Class Z shares are available only to institutional investors.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2005
[LINE CHART]

                                                              ICON CORE EQUITY FUND - CLASS I             S&P 1500 INDEX
                                                              -------------------------------             --------------
10/12/00                                                                   10000                              10000
3/31/01                                                                    10810                               8861
3/31/02                                                                    13234                               9049
3/31/03                                                                     8715                               6818
3/31/04                                                                    13001                               9336
3/31/05                                                                    14167                              10015

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 20   Management Overview

                                                         Schedule of Investments

                                                           ICON Core Equity Fund
                                                      March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 98.4%
UNITED STATES OF AMERICA 90.2%
CONSUMER DISCRETIONARY 14.8%
APPAREL ACCESSORIES & LUXURY GOODS 2.3%
    31,800    Polo Ralph Lauren
              Corp.              $  1,233,840
    62,800    Quiksilver,
              Inc.(a)               1,823,084
                                 ------------
                                    3,056,924
APPAREL RETAIL 5.2%
    38,900    Hot Topic,
              Inc.(a)                 849,965
    54,900    Jos. A. Bank
              Clothiers,
              Inc.(a)               1,608,570
    60,200    Pacific Sunwear
              Of California,
              Inc.(a)               1,684,396
    55,400    Ross Stores, Inc.     1,614,356
    22,400    Urban Outfitters,
              Inc.(a)               1,074,528
                                 ------------
                                    6,831,815
FOOTWEAR 2.6%
    49,600    Brown Shoe Co.,
              Inc.                  1,699,792
    42,100    Reebok
              International
              Ltd.                  1,865,030
                                 ------------
                                    3,564,822
HOME IMPROVEMENT RETAIL 1.3%
    31,700    The Home Depot,
              Inc.                  1,212,208
    11,800    The Sherwin-
              Williams Co.            519,082
                                 ------------
                                    1,731,290
HOMEBUILDING 1.2%
    21,300    Toll Brothers,
              Inc.(a)               1,679,505
                                 ------------
MOTORCYCLE MANUFACTURERS 0.4%
     9,900    Harley-Davidson,
              Inc.                    571,824
                                 ------------
SPECIALTY STORES 1.8%
    46,800    Michaels Stores,
              Inc.                  1,698,840
    25,800    Zale Corp.(a)           766,776
                                 ------------
                                    2,465,616
                                 ------------
TOTAL CONSUMER DISCRETIONARY       19,901,796

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

ENERGY 3.5%
OIL & GAS EXPLORATION & PRODUCTION 2.3%
    56,600    Energy Partners
              Ltd.(a)            $  1,469,902
    30,600    Ultra Petroleum
              Corp.(a)              1,554,480
                                 ------------
                                    3,024,382
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 1.2%
    33,400    General Maritime
              Corp.(a)              1,617,896
                                 ------------
TOTAL ENERGY                        4,642,278

FINANCIAL 14.8%
ASSET MANAGEMENT & CUSTODY BANKS 2.4%
    23,100    American Capital
              Strategies Ltd.         725,571
    28,000    Bank of New York
              Co., Inc.               813,400
    19,000    Investors
              Financial
              Services Corp.          929,290
    21,400    SEI Investments
              Co.                     773,824
                                 ------------
                                    3,242,085
CONSUMER FINANCE 3.2%
    36,500    Americredit
              Corp.(a)                855,560
    15,900    Capital One
              Financial Corp.       1,188,843
    44,500    First Cash
              Financial
              Services, Inc.(a)       942,065
    74,000    Providian
              Financial
              Corp.(a)              1,269,840
                                 ------------
                                    4,256,308
INVESTMENT BANKING & BROKERAGE 2.3%
    40,500    Investment
              Technology Group,
              Inc.(a)                 708,750
    13,000    Lehman Brothers
              Holding, Inc.         1,224,080
    12,200    The Bear Stearns
              Cos., Inc.            1,218,780
                                 ------------
                                    3,151,610
LIFE & HEALTH INSURANCE 1.7%
    23,600    AmerUs Group Co.      1,115,100
    19,900    Prudential
              Financial, Inc.       1,142,260
                                 ------------
                                    2,257,360


                                                   Schedule of Investments    21

ICON Core Equity Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
MULTI-LINE INSURANCE 2.8%
    37,600    Allmerica
              Financial
              Corp.(a)           $  1,351,720
    34,600    HCC Insurance
              Holdings, Inc.        1,251,136
    17,900    The Hartford
              Financial
              Services Group,
              Inc.                  1,227,224
                                 ------------
                                    3,830,080
OTHER DIVERSIFIED FINANCIAL SERVICES 0.8%
    24,900    Citigroup, Inc.       1,119,006
                                 ------------
PROPERTY & CASUALTY INSURANCE 1.6%
    24,100    Selective
              Insurance Group,
              Inc.                  1,114,143
    26,000    Stewart
              Information
              Services Corp.          975,520
                                 ------------
                                    2,089,663
                                 ------------
TOTAL FINANCIAL                    19,946,112
HEALTHCARE 14.9%
HEALTH CARE EQUIPMENT 1.7%
    39,000    CONMED Corp.(a)       1,174,680
    22,900    Diagnostic
              Products Corp.        1,106,070
                                 ------------
                                    2,280,750
HEALTH CARE FACILITIES 2.2%
    41,700    Community Health
              Systems, Inc.(a)      1,455,747
    30,200    Triad Hospitals,
              Inc.(a)               1,513,020
                                 ------------
                                    2,968,767
HEALTH CARE SERVICES 4.6%
    39,000    Caremark Rx,
              Inc.(a)               1,551,420
    31,500    Laboratory Corp.
              of America
              Holdings(a)           1,518,300
    15,100    Quest
              Diagnostics, Inc.     1,587,463
    39,450    Renal Care Group,
              Inc.(a)               1,496,733
                                 ------------
                                    6,153,916

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
HEALTH CARE SUPPLIES 1.1%
    19,800    The Cooper Cos.,
              Inc.               $  1,443,420
                                 ------------
MANAGED HEALTH CARE 5.3%
    22,800    Aetna, Inc.           1,708,860
    25,500    CIGNA Corp.           2,277,150
    17,300    UnitedHealth
              Group, Inc.           1,650,074
    29,000    WellChoice,
              Inc.(a)               1,545,990
                                 ------------
                                    7,182,074
                                 ------------
TOTAL HEALTHCARE                   20,028,927

INDUSTRIALS 17.5%
AEROSPACE & DEFENSE 2.4%
    15,400    L-3
              Communications
              Holdings, Inc.        1,093,708
    17,800    Lockheed Martin
              Corp.                 1,086,868
    18,200    Northrop Grumman
              Corp.                   982,436
                                 ------------
                                    3,163,012
AIRLINES 0.8%
    61,000    SkyWest, Inc.         1,133,990
                                 ------------
BUILDING PRODUCTS 2.9%
    32,100    ElkCorp               1,234,566
    67,900    Griffon Corp.(a)      1,453,739
    35,100    Masco Corp.           1,216,917
                                 ------------
                                    3,905,222
COMMERCIAL PRINTING 0.5%
    20,100    John H. Harland
              Co.                     690,636
                                 ------------
EMPLOYMENT SERVICES 1.5%
   105,900    Labor Ready,
              Inc.(a)               1,975,035
                                 ------------
INDUSTRIAL MACHINERY 2.7%
    51,400    Flowserve
              Corp.(a)              1,329,718
    39,900    The Manitowoc Co,
              Inc.                  1,611,561
    23,100    Watts Water
              Technologies,
              Inc.- Class A           753,291
                                 ------------
                                    3,694,570


 22   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
RAILROADS 2.7%
    34,700    Burlington
              Northern Santa Fe
              Corp.              $  1,871,371
    47,000    Norfolk Southern
              Corp.                 1,741,350
                                 ------------
                                    3,612,721
TRUCKING 4.0%
    44,400    Arkansas Best
              Corp.                 1,677,432
    62,250    Knight
              Transportation,
              Inc.                  1,535,708
    36,700    Yellow Roadway
              Corp.(a)              2,148,417
                                 ------------
                                    5,361,557
                                 ------------
TOTAL INDUSTRIALS                  23,536,743

INFORMATION TECHNOLOGY 9.7%
COMPUTER STORAGE & PERIPHERALS 0.8%
    85,100    EMC Corp.(a)          1,048,432
                                 ------------
                                    1,048,432
ELECTRONIC EQUIPMENT MANUFACTURERS 1.9%
    34,900    Amphenol Corp.-
              Class A               1,292,696
    25,900    Mettler-Toledo
              International,
              Inc.(a)               1,230,250
                                 ------------
                                    2,522,946
INTERNET SOFTWARE & SERVICES 2.2%
    51,200    Digital Insight
              Corp.(a)                839,680
    34,000    Digital River,
              Inc.(a)               1,059,440
    32,900    j2 Global
              Communications,
              Inc.(a)               1,128,799
                                 ------------
                                    3,027,919
IT CONSULTING & OTHER SERVICES 1.4%
    23,100    Anteon
              International
              Corp.(a)                899,283
    21,600    Cognizant
              Technology
              Solutions
              Corp.(a)                997,920
                                 ------------
                                    1,897,203
SEMICONDUCTOR EQUIPMENT 0.6%
    17,700    KLA-Tencor
              Corp.(a)                814,377
                                 ------------

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
SEMICONDUCTORS 1.5%
    78,500    Texas
              Instruments, Inc.  $  2,000,965
                                 ------------
TECHNOLOGY DISTRIBUTORS 1.3%
    35,700    Arrow
              Electronics,
              Inc.(a)                 904,995
    49,200    Avnet, Inc.(a)          906,264
                                 ------------
                                    1,811,259
                                 ------------
TOTAL INFORMATION TECHNOLOGY       13,123,101

LEISURE & CONSUMER STAPLES 4.7%
FOOD DISTRIBUTORS 1.1%
    40,400    Nash Finch Co.        1,534,796
                                 ------------
HOTELS, RESORTS & CRUISE LINES 0.7%
    22,000    Royal Caribbean
              Cruises Ltd.            983,180
                                 ------------
MOVIES & ENTERTAINMENT 0.5%
    21,100    The Walt Disney
              Co.                     606,203
                                 ------------
RESTAURANTS 2.4%
    24,900    CEC
              Entertainment,
              Inc.(a)                 911,340
    34,000    McDonald's Corp.      1,058,760
    36,600    Sonic Corp.(a)        1,222,440
                                 ------------
                                    3,192,540
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                             6,316,719

MATERIALS 5.6%
COMMODITY CHEMICALS 1.0%
    96,800    Wellman, Inc.         1,399,728
                                 ------------
CONSTRUCTION MATERIALS 1.4%
    13,500    Eagle Materials,
              Inc.                  1,092,690
    14,600    Texas Industries,
              Inc.                    784,750
                                 ------------
                                    1,877,440
DIVERSIFIED CHEMICALS 0.7%
    14,900    Eastman Chemical
              Co.                     879,100
                                 ------------
METAL & GLASS CONTAINERS 0.9%
    49,600    Owens-Illinois,
              Inc.(a)               1,246,944
                                 ------------
SPECIALTY CHEMICALS 0.8%
    59,300    RPM
              International,
              Inc.                  1,084,004
                                 ------------


                                                   Schedule of Investments    23

ICON Core Equity Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
STEEL 0.8%
    32,100    Steel Dynamics,
              Inc.               $  1,105,845
                                 ------------
TOTAL MATERIALS                     7,593,061
TELECOMMUNICATIONS & UTILITIES 4.7%
ELECTRIC UTILITIES 1.6%
    24,200    FPL Group, Inc.         971,630
    24,900    PNM Resources,
              Inc.                    664,332
    40,100    TECO Energy, Inc.       628,768
                                 ------------
                                    2,264,730
GAS UTILITIES 0.5%
    21,900    Oneok, Inc.             674,958
                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES 0.4%
    24,200    Sprint Corp. (FON
              Group)                  550,550
                                 ------------
MULTI-UTILITIES & UNREGULATED POWER 1.0%
    23,900    Public Service
              Enterprise Group,
              Inc.                  1,299,921
                                 ------------
WATER UTILITIES 1.2%
    61,400    American States
              Water Co.             1,553,420
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                           6,343,579
                                 ------------
TOTAL UNITED STATES OF AMERICA    121,432,316
AMERICAN DEPOSITARY RECEIPT 4.7%
NETHERLANDS 0.8%
FINANCIAL 0.8%
OTHER DIVERSIFIED FINANCIAL SERVICES 0.8%
    35,500    Ing Groep N.V.        1,073,165
                                 ------------
TOTAL FINANCIAL                     1,073,165
                                 ------------
TOTAL NETHERLANDS                   1,073,165

FINLAND 0.8%
INFORMATION TECHNOLOGY 0.8%
COMMUNICATIONS EQUIPMENT 0.8%
    70,800    Nokia Oyj - ADR       1,092,444
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,092,444
                                 ------------
TOTAL FINLAND                       1,092,444

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

MEXICO 2.1%
TELECOMMUNICATION & UTILITIES 1.4%
WIRELESS TELECOMMUNICATION SERVICES 1.4%
    37,400    America Movil
              S.A. De C.V.       $  1,929,840
                                 ------------
TOTAL TELECOMMUNICATION &
UTILITIES                           1,929,840

MATERIALS 0.7%
CONSTRUCTION MATERIALS 0.7%
    24,330    Cemex S.A. De
              C.V.                    881,963
                                 ------------
TOTAL MATERIALS                       881,963
                                 ------------
TOTAL MEXICO                        2,811,803

SWITZERLAND 1.0%
INFORMATION TECHNOLOGY 1.0%
COMPUTER STORAGE & PERIPHERALS 1.0%
    21,700    Logitech
              International
              S.A.(a)               1,321,096
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,321,096
                                 ------------
TOTAL SWITZERLAND                   1,321,096
                                 ------------
TOTAL AMERICAN DEPOSITARY
RECEIPT                             6,298,508

CANADA 1.4%
INFORMATION TECHNOLOGY 0.6%
SEMICONDUCTORS 0.6%
    47,800    ATI Technologies,
              Inc.(a)                 825,028
                                 ------------
TOTAL INFORMATION TECHNOLOGY          825,028

MATERIALS 0.8%
COMMODITY CHEMICALS 0.8%
    51,700    Methanex Corp.        1,004,531
                                 ------------
TOTAL MATERIALS                     1,004,531
                                 ------------
TOTAL CANADA                        1,829,559

BAHAMAS 1.1%
ENERGY 1.1%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 1.1%
    34,200    Teekay Shipping
              Corp.                 1,537,290
                                 ------------
TOTAL ENERGY                        1,537,290
                                 ------------
TOTAL BAHAMAS                       1,537,290


 24   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
BERMUDA 1.0%
INFORMATION TECHNOLOGY 1.0%
SEMICONDUCTORS 1.0%
    36,500    Marvell
              Technology Group,
              Ltd.(a)            $  1,399,410
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,399,410
                                 ------------
TOTAL BERMUDA                       1,399,410
                                 ------------
TOTAL COMMON STOCKS (COST
$113,007,818)                     132,497,083

SHORT-TERM INVESTMENTS 1.0%
VARIABLE RATE DEMAND NOTES 1.0%
$1,291,604    American Family
              Demand Note,
              2.4840%#              1,291,604
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,291,604)                   1,291,604
                                 ------------
TOTAL INVESTMENTS 99.4% (COST
$114,299,422)                     133,788,687
OTHER ASSETS LESS LIABILITIES
0.6%                                  757,804
                                 ------------
NET ASSETS 100.0%                $134,546,491
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005
ADR American Depositary Receipt


                                                   Schedule of Investments    25

Management Overview

ICON Covered Call Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                  101.3%
Top 10 Equity Holdings                                                     15.0%
Number of Stocks                                                             120
Short-Term Investments                                                      0.4%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
Burlington Northern
Santa Fe Corp.                                                              1.8%
CIGNA Corp.                                                                 1.8%
HCA, Inc.                                                                   1.5%
Coventry Health Care, Inc.                                                  1.5%
American Healthways, Inc.                                                   1.4%
Altria Group, Inc.                                                          1.4%
Diagnostic Products Corp.                                                   1.4%
The Hartford Financial
Services Group, Inc.                                                        1.4%
Steel Dynamics, Inc.                                                        1.4%
Owens-Illinois, Inc.                                                        1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six months ended March 31, 2005, the ICON Covered Call Fund returned 5.19% for Class I shares, 4.72% for Class C shares, and 5.26% for Class Z shares, underperforming the 7.45% return of its benchmark, the S&P 1500 Index, over the same period. Total returns for other periods as of March 31, 2005 appear on page 30.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Conflicting market dynamics helped to neutralize the Fund's call writing strategy during the reporting period and consequently worked against relative performance. When stocks advanced, as they did in broad fashion during the fourth quarter of 2004, the Fund was unable to keep pace as calls written against the underlying securities restricted upside potential.

   However, as stocks experienced sharp, volatile swings during the first quarter of 2005, implied or expected volatility as measured by the CBOE Market Volatility Index (VIX) averaged just 13.23, well below its 15-year historical average of nearly 20. Since lower volatility expectations typically result in lower option premiums, income levels, which were already at near-term lows, declined further, thereby limiting the Fund's downside cushion.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The period was marked by extreme swings in the broad market, conditions that are generally difficult for a covered call writing strategy. This environment emerged in the wake of surging oil prices, which climbed from $40.71 a barrel in early December to $55.40 a barrel by period-end. When a corresponding rise in 10-year Treasury yields stoked pronounced fears of

 26   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

   higher inflation and slowing economic growth, investors sold shares, driving prices sharply lower off their early-March highs.

   Given historically low levels of implied volatility and call option premiums, the Fund continued to write shorter-dated options (one to two months) rather than lock in the relatively low call premiums offered by longer-dated options (three to six months). By doing so, the Fund focused on exploiting the rapid rate of decay prior to expiration, while exercising patience for an eventual upward regression in premium levels. Although this tactic is in keeping with our valuation-driven methodology, with premiums at historical lows, it served to hamper Fund performance.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. From a broad sector perspective, Industrials and Healthcare were the top contributors to positive performance, evidenced by leading market themes in the managed health care, trucking, railroads, and homebuilding industries. On average, managed health care led all industry contributors and was the second most heavily weighted industry in the Fund, while trucking was the second leading contributor and most heavily weighted industry based on value and relative strength.

   Conversely, Information Technology proved to be the principal relative detractor at the sector level, while industry laggards included steel, computer hardware, health care equipment, and application software. Of the four, steel had the largest negative impact on Fund performance, having peaked in early March, but then declining sharply through period-end on concerns surrounding a possible economic softening. Ultimately, the steel position was pared back due to declining relative strength.

   As for top-performing companies, container manufacturer Owens-Illinois benefited from better-than-expected operating income and widening margins. Toll Brothers also advanced, as the upscale homebuilder experienced strong growth in conjunction with robust new home sales. Elsewhere, railroad operator Burlington Northern Santa Fe Corp. was successful in instituting fuel surcharges while experiencing double-digit volume growth.

   In contrast, individual performance detractors included Stratasys Inc., a maker a rapid prototyping devices, which struggled with higher compliance and commission costs. Life and health insurer UICI tumbled on the announcement that the company has settled class action cases challenging its relationship with member associations. Both of these stocks were liquidated due to declining relative strength. Meanwhile, Steel Dynamics Inc. also lost ground when the mini-mill steelmaker lowered earnings guidance

                                                       Management Overview    27

ICON Covered Call Fund

   due to softening demand and rising input costs, but the Fund continued to hold it at period-end because it did not meet our sell criteria.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

A. Given the fear-driven nature of the early-March sell-off, our methodology indicates that U.S. stocks are trading at a sizable discount to proprietary fair value estimates. We believe that investor angst over unpredictable macroeconomic events will give way to recognition of strong prevailing fundamentals, and stocks are poised to move toward fair value.

   Accordingly, we continue to write out-of-the-money calls, sacrificing some premium yield and downside cushion in return for increased upside potential. Moreover, we continue to write shorter-dated options in order to maintain flexibility should premium levels improve, making longer-dated options more attractive.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund's investment strategy hurt relative performance, as calls written against the underlying securities restricted upside potential in a rising market.

- Lower implied volatility sent option premiums to 15-year lows, limiting the Fund's premium yield and downside cushion.

- Late-period declines turned steel into the largest industry detractor, while managed health care led all industry contributors.

- Top-performing holdings included Owens-Illinois, Toll Brothers and Burlington Northern Santa Fe Corp.

- Among the stocks that detracted from Fund performance were Stratasys Inc., Steel Dynamics Inc. and UICI.

The CBOE Market Volatility Index is a measure of expected volatility calculated as 100 times the square root of the expected 30-day variance of the S&P 500 Index rate of return.

 28   Management Overview

                                                                     TOP SECTORS
                                                                  March 31, 2005

                       Industrials
                                    18.0%
                        Healthcare
                                    15.7%
            Consumer Discretionary
                                    15.6%
                         Financial
                                    11.9%
            Information Technology
                                    10.7%
        Leisure & Consumer Staples
                                    8.0%
                         Materials
                                    7.6%
    Telecommunications & Utilities
                                    7.1%
                            Energy
                                    6.7%

Percentages are based upon net assets.


                                                       Management Overview    29

ICON Covered Call Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2005

                              INCEPTION                                             SINCE
                                 DATE      6 MONTHS*      1 YEAR      5 YEARS     INCEPTION
---------------------------------------------------------------------------------------------
ICON Covered Call Fund -
  Class I                      10/1/02     5.19%        4.48%           N/A         15.79%
---------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%        7.28%           N/A         18.73%
---------------------------------------------------------------------------------------------
ICON Covered Call Fund -
  Class C                      11/21/02    4.72%        3.69%           N/A         12.38%
---------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%        7.28%           N/A         14.42%
---------------------------------------------------------------------------------------------
ICON Covered Call Fund -
  Class Z                       5/6/04     5.26%         N/A            N/A         8.62%*
---------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%         N/A            N/A         8.55%*
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.
VALUE OF A $10,000 INVESTMENT
through March 31, 2005
[LINE GRAPH]

                                                              ICON COVERED CALL FUND - CLASS I            S&P 1500 INDEX
                                                              --------------------------------            --------------
10/1/02                                                                    10000                              10000
3/31/03                                                                    10050                              10450
3/31/04                                                                    13799                              14308
3/31/05                                                                    14416                              15349

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 30   Management Overview

                                                         Schedule of Investments

                                                          ICON Covered Call Fund
                                                      March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 101.3%
UNITED STATES OF AMERICA 97.7%
CONSUMER DISCRETIONARY 15.6%
APPAREL ACCESSORIES & LUXURY GOODS 3.0%
  9,400    Polo Ralph Lauren
           Corp.(x)              $    364,720
 21,300    Quiksilver,
           Inc.(a)(x)                 618,339
 10,500    V.F. Corp.(x)              620,970
                                 ------------
                                    1,604,029
APPAREL RETAIL 4.8%
  7,800    Abercrombie & Fitch
           Co.(x)                     446,472
 30,100    Hot Topic,
           Inc.(a)(x)                 657,685
 14,500    Pacific Sunwear of
           California,
           Inc.(a)(x)                 405,710
 23,500    Ross Stores, Inc.(x)       684,790
 12,800    The Finish Line,
           Inc.(x)                    296,320
                                 ------------
                                    2,490,977
COMPUTER & ELECTRONICS RETAIL 0.4%
  4,400    Best Buy Co.,
           Inc.(x)                    237,644
                                 ------------
FOOTWEAR 1.4%
  2,200    NIKE, Inc. - Class
           B(x)                       183,282
  7,600    Timberland Co. -
           Class A(a)(x)              539,068
                                 ------------
                                      722,350
HOME IMPROVEMENT RETAIL 3.1%
  8,500    Lowe's Cos., Inc.(x)       485,265
 17,600    The Home Depot,
           Inc.(x)                    673,024
 10,300    The Sherwin-Williams
           Co.(x)                     453,097
                                 ------------
                                    1,611,386
HOMEBUILDING 1.0%
  6,900    Toll Brothers,
           Inc.(a)(x)                 544,065
                                 ------------
MOTORCYCLE MANUFACTURERS 0.7%
  6,500    Harley-Davidson,
           Inc.(x)                    375,440
                                 ------------
SPECIALTY STORES 1.2%
 12,800    Michael's Stores,
           Inc.(x)                    464,640
  3,600    O'Reilly Automotive,
           Inc.(a)(x)                 178,308
                                 ------------
                                      642,948
                                 ------------
TOTAL CONSUMER DISCRETIONARY        8,228,839

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
ENERGY 5.2%
OIL & GAS EXPLORATION & PRODUCTION 1.8%
  3,500    Newfield Exploration
           Co.(a)(x)             $    259,910
 14,000    Ultra Petroleum
           Corp.(a)(x)                711,200
                                 ------------
                                      971,110
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 3.4%
  4,900    Ashland, Inc.(x)           330,603
  6,800    General Maritime
           Corp.(a)(x)                329,392
 25,300    OMI Corp.(x)               484,495
  9,800    Overseas Shipholding
           Group, Inc.(x)             616,518
                                 ------------
                                    1,761,008
                                 ------------
TOTAL ENERGY                        2,732,118

FINANCIAL 11.9%
CONSUMER FINANCE 2.3%
  8,500    Capital One
           Financial Corp.(x)         635,545
 23,800    Providian Financial
           Corp.(a)(x)                408,408
  3,100    SLM Corp.(x)               154,504
                                 ------------
                                    1,198,457
INVESTMENT BANKING & BROKERAGE 2.6%
 15,700    A.G. Edwards,
           Inc.(x)                    703,360
  3,200    Lehman Brothers
           Holding, Inc.(x)           301,312
  3,500    The Goldman Sachs
           Group, Inc.(x)             384,965
                                 ------------
                                    1,389,637
LIFE & HEALTH INSURANCE 0.6%
  5,500    Prudential
           Financial, Inc.(x)         315,700
                                 ------------
MULTI-LINE INSURANCE 2.6%
  8,800    Loews Corp.(x)             647,152
 10,800    The Hartford
           Financial Services
           Group, Inc.(x)             740,448
                                 ------------
                                    1,387,600
PROPERTY & CASUALTY INSURANCE 2.8%
  9,200    ACE Ltd.(x)                379,684
  9,100    The Allstate
           Corp.(x)                   491,946
 13,400    Selective Insurance
           Group, Inc.(x)             619,482
                                 ------------
                                    1,491,112


                                                   Schedule of Investments    31

ICON Covered Call Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
REINSURANCE 1.0%
  6,200    Everest Re Group
           Ltd.(x)               $    527,682
                                 ------------
TOTAL FINANCIAL                     6,310,188

HEALTHCARE 15.7%
HEALTH CARE DISTRIBUTORS 0.4%
  4,400    Patterson Cos.,
           Inc.(a)(x)                 219,780
                                 ------------
HEALTH CARE EQUIPMENT 1.4%
 15,500    Diagnostic Products
           Corp.(x)                   748,650
                                 ------------
HEALTH CARE FACILITIES 4.6%
 13,500    Community Health
           Systems, Inc.(a)(x)        471,285
 15,000    HCA, Inc.(x)               803,550
 10,400    Lifepoint Hospitals,
           Inc.(a)(x)                 455,936
  5,100    United Surgical
           Partners
           International,
           Inc.(a)(x)                 233,427
  9,400    Universal Health
           Services, Inc.(x)          492,560
                                 ------------
                                    2,456,758
HEALTH CARE SERVICES 3.5%
 23,000    American Healthways,
           Inc.(a)(x)                 759,460
 13,200    Laboratory Corp. of
           America
           Holdings(a)(x)             636,240
  4,300    Quest Diagnostics,
           Inc.(x)                    452,059
                                 ------------
                                    1,847,759
MANAGED HEALTH CARE 5.8%
  7,800    Aetna, Inc.(x)             584,610
 11,500    AMERIGROUP
           Corp.(a)(x)                420,440
 10,400    CIGNA Corp.(x)             928,720
 11,750    Coventry Health
           Care, Inc.(a)(x)           800,645
  9,500    Health Net
           Inc.(a)(x)                 310,745
                                 ------------
                                    3,045,160
                                 ------------
TOTAL HEALTHCARE                    8,318,107

INDUSTRIALS 18.0%
AEROSPACE & DEFENSE 0.5%
  4,000    Alliant Techsystems,
           Inc.(a)(x)                 285,800
                                 ------------

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
AIRLINES 1.2%
 12,600    Alaska Air Group,
           Inc.(a)(x)            $    370,944
 15,400    SkyWest, Inc.(x)           286,286
                                 ------------
                                      657,230
BUILDING PRODUCTS 1.7%
 15,800    Lennox
           International,
           Inc.(x)                    346,336
 14,000    NCI Building
           Systems, Inc.(a)(x)        540,400
                                 ------------
                                      886,736
CONSTRUCTION & ENGINEERING 1.4%
 10,800    Granite
           Construction,
           Inc.(x)                    283,716
  9,200    Jacobs Engineering
           Group, Inc.(a)(x)          477,664
                                 ------------
                                      761,380
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
2.0%
  7,500    Oshkosh Truck
           Corp.(x)                   614,925
  5,000    The Toro Co.(x)            442,500
                                 ------------
                                    1,057,425
EMPLOYMENT SERVICES 0.6%
 17,600    Labor Ready,
           Inc.(a)(x)                 328,240
                                 ------------
ENVIRONMENTAL SERVICES 0.8%
 12,000    Waste Connections,
           Inc.(a)(x)                 417,000
                                 ------------
INDUSTRIAL MACHINERY 0.7%
  4,600    Ingersoll Rand Co.
           Ltd. - Class A(x)          366,390
                                 ------------
RAILROADS 3.5%
 18,000    Burlington Northern
           Santa Fe Corp.(x)          970,740
 12,000    CSX Corp.(x)               499,800
 10,300    Norfolk Southern
           Corp.(x)                   381,615
                                 ------------
                                    1,852,155
TRADING COMPANIES & DISTRIBUTORS 1.1%
  9,700    W.W. Grainger,
           Inc.(x)                    604,019
                                 ------------


 32   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
TRUCKING 4.5%
  9,000    Arkansas Best
           Corp.(x)              $    340,020
 14,000    CNF, Inc.(x)               655,060
 11,700    J.B. Hunt Transport
           Services, Inc.(x)          512,109
 20,650    Knight
           Transportation,
           Inc.(x)                    509,436
  8,800    Swift Transportation
           Co., Inc.(a)(x)            194,832
  2,600    Yellow Roadway
           Corp.(a)(x)                152,204
                                 ------------
                                    2,363,661
                                 ------------
TOTAL INDUSTRIALS                   9,580,036
INFORMATION TECHNOLOGY 10.0%
APPLICATION SOFTWARE 0.2%
  4,900    SS&C Technologies,
           Inc.(x)                    111,720
                                 ------------
COMPUTER STORAGE & PERIPHERALS 1.5%
 29,000    Overland Storage,
           Inc.(a)(x)                 425,720
 12,300    SanDisk Corp.(a)(x)        341,940
                                 ------------
                                      767,660
COMPUTER HARDWARE 1.5%
  6,600    Avid Technology,
           Inc.(a)(x)                 357,192
 11,700    Dell, Inc.(a)(x)           449,514
                                 ------------
                                      806,706
ELECTRONIC EQUIPMENT MANUFACTURERS 0.6%
  8,300    Amphenol Corp. -
           Class A(x)                 307,432
                                 ------------
HOME ENTERTAINMENT SOFTWARE 0.5%
  7,400    Take-Two Interactive
           Software, Inc.(a)(x)       289,340
                                 ------------
INTERNET SOFTWARE & SERVICES 2.0%
 33,700    Digital Insight
           Corp.(a)(x)                552,680
 15,400    j2 Global
           Communications,
           Inc.(a)(x)                 528,374
                                 ------------
                                    1,081,054
IT CONSULTING & OTHER SERVICES 0.9%
  6,200    Anteon International
           Corp.(a)(x)                241,366
  4,900    Cognizant Technology
           Solutions
           Corp.(a)(x)                226,380
                                 ------------
                                      467,746
SEMICONDUCTOR EQUIPMENT 0.8%
  8,800    KLA-Tencor
           Corp.(a)(x)                404,888
                                 ------------

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
SEMICONDUCTORS 2.0%
  8,000    International
           Rectifier
           Corp.(a)(x)           $    364,000
 11,100    OmniVision
           Technologies,
           Inc.(a)(x)                 168,165
 20,500    Texas Instruments,
           Inc.(x)                    522,545
                                 ------------
                                    1,054,710
                                 ------------
TOTAL INFORMATION TECHNOLOGY        5,291,256

LEISURE & CONSUMER STAPLES 8.0%
AGRICULTURE PRODUCTS 0.9%
 19,200    Corn Products
           International,
           Inc.(x)                    499,008
                                 ------------
DISTILLERS & VINTNERS 1.0%
 10,400    Constellation
           Brands, Inc.(a)(x)         549,848
                                 ------------
FOOD DISTRIBUTORS 0.9%
 13,000    Nash Finch Co.(x)          493,870
                                 ------------
PHOTOGRAPHIC PRODUCTS 0.4%
  6,200    Eastman Kodak Co.(x)       201,810
                                 ------------
RESTAURANTS 2.7%
 12,900    CBRL Group, Inc.(x)        532,770
  6,700    Rare Hospitality
           International,
           Inc.(a)(x)                 206,896
 18,300    Sonic Corp.(a)(x)          611,220
                                 ------------
                                    1,350,886
TOBACCO 2.1%
 11,600    Altria Group,
           Inc.(x)                    758,524
  1,100    Reynolds American,
           Inc.(x)                     88,649
  5,600    UST, Inc.(x)               289,520
                                 ------------
                                    1,136,693
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                             4,232,115

MATERIALS 7.6%
ALUMINUM 0.6%
 12,900    Aleris
           International,
           Inc.(a)(x)                 321,855
                                 ------------
CONSTRUCTION MATERIALS 2.4%
  8,000    Eagle Materials,
           Inc.(x)                    647,520
 15,200    Headwaters,
           Inc.(a)(x)                 498,864
  2,500    Lafarge North
           America, Inc.(x)           146,125
                                 ------------
                                    1,292,509
DIVERSIFIED CHEMICALS 0.8%
  5,800    PPG Industries,
           Inc.(x)                    414,816
                                 ------------


                                                   Schedule of Investments    33

ICON Covered Call Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
FERTILIZERS & AGRICULTURAL CHEMICALS 0.0%
    200    Scotts Miracle-Gro
           Company(a)            $     14,046
                                 ------------
METAL & GLASS CONTAINERS 1.4%
 28,600    Owens-Illinois,
           Inc.(a)(x)                 719,004
                                 ------------
STEEL 2.4%
  9,000    Nucor Corp.(x)             518,040
 21,400    Steel Dynamics,
           Inc.(x)                    737,230
                                 ------------
                                    1,255,270
                                 ------------
TOTAL MATERIALS                     4,017,500

TELECOMMUNICATIONS & UTILITIES 5.7%
ELECTRIC UTILITIES 1.5%
  8,100    DTE Energy Co.(x)          368,388
  7,600    PPL Corp.(x)               410,324
                                 ------------
                                      778,712
GAS UTILITIES 0.9%
  7,700    Questar Corp.(x)           456,225
                                 ------------
MULTI-UTILITIES & UNREGULATED POWER 2.3%
 12,600    Public Service
           Enterprise Group,
           Inc.(x)                    685,314
 14,000    Sempra Energy(x)           557,760
                                 ------------
                                    1,243,074
WIRELESS TELECOMMUNICATION SERVICES 1.0%
  4,900    NII Holdings, Inc. -
           Class B(a)(x)              281,750
  4,000    SpectraSite,
           Inc.(a)(x)                 231,880
                                 ------------
                                      513,630
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                           2,991,641
                                 ------------
TOTAL UNITED STATES OF AMERICA     51,701,800

AMERICAN DEPOSITARY RECEIPT 1.4%
MEXICO 1.4%
TELECOMMUNICATIONS & UTILITIES 1.4%
WIRELESS TELECOMMUNICATION SERVICES 1.4%
 13,900    America Movil S.A.
           de C.V.(x)                 717,240
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             717,240
                                 ------------
TOTAL MEXICO                          717,240
                                 ------------
TOTAL AMERICAN
DEPOSITARY RECEIPT                    717,240

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

BAHAMAS 0.7%
ENERGY 0.7%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 0.7%
  8,300    Teekay Shipping
           Corp.(x)              $    373,085
                                 ------------
TOTAL ENERGY                          373,085
                                 ------------
TOTAL BAHAMAS                         373,085

BERMUDA 0.5%
ENERGY 0.5%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 0.5%
  5,700    Nordic American
           Tanker Shipping
           Ltd.(x)                    270,465
                                 ------------
TOTAL ENERGY                          270,465
                                 ------------
TOTAL BERMUDA                         270,465

BRITISH VIRGIN ISLANDS 0.7%
INFORMATION TECHNOLOGY 0.7%
ELECTRONIC EQUIPMENT MANUFACTURERS 0.7%
 14,000    Nam Tai Electronics,
           Inc.(x)                    372,400
                                 ------------
TOTAL INFORMATION TECHNOLOGY          372,400
                                 ------------
TOTAL BRITISH VIRGIN ISLANDS          372,400

CANADA 0.3%
ENERGY 0.3%
INTEGRATED OIL & GAS 0.3%
  3,500    Suncor Energy,
           Inc.(x)                    140,735
                                 ------------
TOTAL ENERGY                          140,735
                                 ------------
TOTAL CANADA                          140,735
                                 ------------
TOTAL COMMON STOCKS
(COST $47,229,469)                 53,575,725


 34   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS 0.4%
VARIABLE RATE DEMAND NOTES 0.4%
234,055    American Family
           Demand Note,
           2.4663%(#)            $    234,055
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $234,055)                       234,055
                                 ------------
TOTAL INVESTMENTS 101.7%
(COST $47,463,524)                 53,809,780
LIABILITIES LESS
OTHER ASSETS (1.7)%                  (906,169)
                                 ------------
NET ASSETS 100.0%                $ 52,903,611
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005.
 x Portion or all of this security is pledged as collateral for call options written.


                                                   Schedule of Investments    35

Schedule of Written Options

ICON Covered Call Fund
March 31, 2005 (unaudited)

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
A.G. Edwards, Inc.
  Expiration April
    2005 Exercise
    Price $45.00             157       $   10,205
Abercrombie & Fitch
  Co.
  Expiration April
    2005 Exercise
    Price $55.00              51           15,173
ACE Ltd.
  Expiration May 2005
    Exercise Price
    $45.00                    92            3,220
Aetna, Inc.
  Expiration April
    2005 Exercise
    Price $75.00              55            9,488
  Expiration April
    2005 Exercise
    Price $77.50              12              810
  Expiration May 2005
    Exercise Price
    $75.00                    11            3,630
Alaska Air Group,
  Inc.
  Expiration April
    2005 Exercise
    Price $30.00             126            9,135
Aleris International,
  Inc.
  Expiration May 2005
    Exercise Price
    $30.00                   129            4,838
Alliant Techsystems,
  Inc.
  Expiration May 2005
    Exercise Price
    $75.00                    40            3,300
The Allstate Corp.
  Expiration May 2005
    Exercise Price
    $55.00                    86            7,955
Altria Group, Inc.
  Expiration April
    2005 Exercise
    Price $65.00              81            9,518
America Movil S.A. de
  C.V.
  Expiration April
    2005 Exercise
    Price $55.00             118            1,475
  Expiration May 2005
    Exercise Price
    $55.00                    21            1,785

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
American Healthways,
  Inc.
  Expiration April
    2005 Exercise
    Price $35.00             207       $    3,623
  Expiration May 2005
    Exercise Price
    $35.00                    23            1,898
AMERIGROUP Corp.
  Expiration May 2005
    Exercise Price
    $35.00                    58           15,660
Amphenol Corp.
  Expiration May 2005
    Exercise Price
    $40.00                    45            2,363
Anteon International
  Corp.
  Expiration April
    2005 Exercise
    Price $40.00              56            2,240
Arkansas Best Corp.
  Expiration April
    2005 Exercise
    Price $40.00              76            4,180
  Expiration April
    2005 Exercise
    Price $45.00              14              315
Ashland, Inc.
  Expiration April
    2005 Exercise
    Price $70.00              49            3,920
Avid Technology, Inc.
  Expiration April
    2005 Exercise
    Price $55.00              50            6,250
  Expiration May 2005
    Exercise Price
    $55.00                    10            2,700
Best Buy Co., Inc.
  Expiration April
    2005 Exercise
    Price $55.00              44            5,170
Burlington Northern
  Santa Fe Corp.
  Expiration April
    2005 Exercise
    Price $50.00             117           47,970
Capital One Financial
  Corp.
  Expiration April
    2005 Exercise
    Price $75.00              85            9,563


 36   Schedule of Written Options

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
CBRL Group, Inc.
  Expiration April
    2005 Exercise
    Price $45.00             129       $    1,613
CIGNA Corp.
  Expiration April
    2005 Exercise
    Price $90.00             104           15,860
CNF, Inc.
  Expiration April
    2005 Exercise
    Price $47.50              28            1,890
  Expiration April
    2005 Exercise
    Price $50.00             112            1,400
Cognizant Technology
  Solutions Corp.
  Expiration April
    2005 Exercise
    Price $45.00              34            7,395
Community Health
  Systems, Inc.
  Expiration May 2005
    Exercise Price
    $35.00                   135           17,550
Constellation Brands,
  Inc.
  Expiration April
    2005 Exercise
    Price $50.00              36           11,070
  Expiration April
    2005 Exercise
    Price $55.00              52            1,430
  Expiration May 2005
    Exercise Price
    $55.00                    16            1,520
Corn Products
  International, Inc.
  Expiration April
    2005 Exercise
    Price $27.50             192            1,920
Coventry Health Care,
  Inc.
  Expiration April
    2005 Exercise
    Price $65.00              64           22,720
  Expiration April
    2005 Exercise
    Price $70.00              53            3,048
CSX Corp.
  Expiration May 2005
    Exercise Price
    $45.00                   120            3,300

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Dell, Inc.
  Expiration April
    2005 Exercise
    Price $40.00             117       $    1,463
Diagnostic Products
  Corp.
  Expiration April
    2005 Exercise
    Price $50.00             108            5,130
  Expiration May 2005
  Exercise Price
    $50.00                    47            6,698
Digital Insight Corp.
  Expiration April
    2005 Exercise
    Price $17.50             303            3,788
  Expiration May 2005
    Exercise Price
    $17.50                    34            1,530
DTE Energy Co.
  Expiration April
    2005 Exercise
    Price $45.00              49            4,410
Eagle Materials, Inc.
  Expiration April
    2005 Exercise
    Price $85.00              68            6,970
  Expiration May 2005
    Exercise Price
    $85.00                    12            3,000
Eastman Kodak Co.
  Expiration April
    2005 Exercise
    Price $32.50              62            4,495
Everest Re Group Ltd.
  Expiration April
    2005 Exercise
    Price $90.00              40              500
  Expiration May 2005
    Exercise Price
    $90.00                    22            1,595
General Maritime
  Corp.
  Expiration April
    2005 Exercise
    Price $50.00              68            4,930
The Goldman Sachs
  Group, Inc.
  Expiration May 2005
    Exercise Price
    $115.00                   35            4,200


                                               Schedule of Written Options    37

ICON Covered Call Fund
March 31, 2005 (unaudited)

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Granite Construction,
  Inc.
  Expiration April
    2005 Exercise
    Price $25.00              41       $    5,843
Harley-Davidson, Inc.
  Expiration April
    2005 Exercise
    Price $60.00              49            2,573
  Expiration April
    2005 Exercise
    Price $65.00              16               80
The Hartford
  Financial Services
  Group, Inc.
  Expiration April
    2005 Exercise
    Price $70.00              65            3,738
  Expiration May 2005
    Exercise Price
    $70.00                    27            4,320
HCA, Inc.
  Expiration April
    2005 Exercise
    Price $47.50             127           78,740
  Expiration May 2005
    Exercise Price
    $55.00                    23            2,760
Headwaters, Inc.
  Expiration May 2005
    Exercise Price
    $35.00                   152           15,200
Health Net, Inc.
  Expiration May 2005
    Exercise Price
    $35.00                    95            6,413
The Home Depot, Inc.
  Expiration April
    2005 Exercise
    Price $40.00             176            1,760
Hot Topic, Inc.
  Expiration May 2005
    Exercise Price
    $22.50                   301           32,358
Ingersoll-Rand Co.
  Ltd. - Class A
  Expiration May 2005
    Exercise Price
    $90.00                    46            1,725
International
  Rectifier Corp.
  Expiration April
    2005 Exercise
    Price $45.00              56            8,400

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
j2 Global
  Communications,
  Inc.
  Expiration April
    2005 Exercise
    Price $35.00              46       $    4,600
  Expiration April
    2005 Exercise
    Price $40.00             108              810
Jacobs Engineering
  Group, Inc.
  Expiration April
    2005 Exercise
    Price $55.00              60              750
  Expiration May 2005
    Exercise Price
    $55.00                    32            2,480
J.B. Hunt Transport
  Services, Inc.
  Expiration April
    2005 Exercise
    Price $45.00              35            2,363
  Expiration May 2005
    Exercise Price
    $50.00                    82            3,485
KLA-Tencor Corp.
  Expiration April
    2005 Exercise
    Price $47.50              71            3,905
Knight
  Transportation,
  Inc.
  Expiration April
    2005 Exercise
    Price $25.00              75            3,563
  Expiration May 2005
    Exercise Price
    $25.00                    72            6,660
Labor Ready, Inc.
  Expiration May 2005
    Exercise Price
    $20.00                   150            9,375
Laboratory Corp. of
  America Holdings
  Expiration April
    2005 Exercise
    Price $45.00              40           13,200
  Expiration April
    2005 Exercise
    Price $50.00              59              738
  Expiration May 2005
    Exercise Price
    $47.50                    33            6,518
Lafarge North
  America, Inc.
  Expiration April
    2005 Exercise
    Price $60.00              16              760


 38   Schedule of Written Options

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Lehman Brothers
  Holdings, Inc.
  Expiration April
    2005 Exercise
    Price $95.00              32       $    4,000
Lennox International,
  Inc.
  Expiration April
    2005 Exercise
    Price $22.50             111            2,498
  Expiration May 2005
    Exercise Price
    $22.50                    47            2,703
Lifepoint Hospitals,
  Inc.
  Expiration May 2005
    Exercise Price
    $40.00                    68           31,280
  Expiration May 2005
    Exercise Price
    $45.00                    36            5,220
Loews Corp.
  Expiration April
    2005 Exercise
    Price $75.00              77            3,273
  Expiration May 2005
    Exercise Price
    $75.00                    11            1,430
Lowe's Cos., Inc.
  Expiration May 2005
    Exercise Price
    $60.00                    85            4,675
Michael's Stores,
  Inc.
  Expiration May 2005
    Exercise Price
    $35.00                    77           16,940
Nam Tai Electronics,
  Inc.
  Expiration May 2005
    Exercise Price
    $30.00                   140            7,000
Nash Finch Co.
  Expiration April
    2005 Exercise
    Price $35.00              65           20,150
  Expiration April
    2005 Exercise
    Price $40.00              39            1,268
  Expiration May 2005
    Exercise Price
    $40.00                    26            2,990

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
NCI Building Systems,
  Inc.
  Expiration April
    2005 Exercise
    Price $40.00             112       $    6,440
  Expiration May 2005
    Exercise Price
    $40.00                    28            3,710
Newfield Exploration
  Co.
  Expiration April
    2005 Exercise
    Price $75.00              26            3,965
  Expiration May 2005
    Exercise Price
    $75.00                     9            2,813
NII Holdings, Inc.
  Expiration April
    2005 Exercise
    Price $60.00              39            1,950
  Expiration May 2005
    Exercise Price
    $60.00                    10            1,475
NIKE, Inc.
  Expiration April
    2005 Exercise
    Price $85.00              15            1,013
  Expiration May 2005
    Exercise Price
    $85.00                     4              690
Nordic American
  Tanker Shipping
  Ltd.
  Expiration April
    2005 Exercise
    Price $50.00              57            3,420
Norfolk Southern
  Corp.
  Expiration May 2005
    Exercise Price
    $40.00                   103            2,060
Nucor Corp.
  Expiration April
    2005 Exercise
    Price $65.00              77            1,925
  Expiration May 2005
    Exercise Price
    $65.00                    13            1,788
OMI Corp.
  Expiration April
    2005 Exercise
    Price $20.00             215            5,913
  Expiration May 2005
    Exercise Price
    $20.00                    38            3,420


                                               Schedule of Written Options    39

ICON Covered Call Fund
March 31, 2005 (unaudited)

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Omnivision
  Technologies
  Expiration April
    2005 Exercise
    Price $17.50             111       $      833
O'Reilly Automotive,
  Inc.
  Expiration May 2005
    Exercise Price
    $50.00                    27            4,118
Oshkosh Truck Corp.
  Expiration April
    2005 Exercise
    Price $80.00              41           12,300
Overland Storage,
  Inc.
  Expiration April
    2005 Exercise
    Price $15.00             232            8,120
Overseas Shipholding
  Group, Inc.
  Expiration April
    2005 Exercise
    Price $65.00              78            7,605
  Expiration May 2005
    Exercise Price
    $65.00                    20            5,000
Owens-Illinois, Inc.
  Expiration May 2005
    Exercise Price
    $25.00                   186           25,575
Pacific Sunwear of
  California
  Expiration April
    2005 Exercise
    Price $30.00             145            2,538
Patterson Cos., Inc.
  Expiration April
    2005 Exercise
    Price $50.00              40            3,800
Polo Ralph Lauren
  Corp.
  Expiration April
    2005 Exercise
    Price $40.00              47            1,645
  Expiration May 2005
    Exercise Price
    $40.00                    47            4,230
PPG Industries, Inc.
  Expiration May 2005
    Exercise Price
    $75.00                    58            3,045

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
PPL Corp.
  Expiration April
    2005 Exercise
    Price $55.00              61       $    1,220
  Expiration May 2005
    Exercise Price
    $55.00                    15            1,200
Providian Financial
  Corp.
  Expiration May 2005
    Exercise Price
    $17.50                   119            7,140
Prudential Financial,
  Inc.
  Expiration April
    2005 Exercise
    Price $60.00              47              588
  Expiration May 2005
    Exercise Price
    $60.00                     8              660
Public Service
  Enterprise Group,
  Inc.
  Expiration April
    2005 Exercise
    Price $55.00             100            3,750
  Expiration May 2005
    Exercise Price
    $55.00                    26            2,600
Quest Diagnostics,
  Inc.
  Expiration April
    2005 Exercise
    Price $100.00             15            8,025
  Expiration May 2005
    Exercise Price
    $105.00                   19            6,175
Questar Corp.
  Expiration April
    2005 Exercise
    Price $55.00              77           33,880
Quiksilver, Inc.
  Expiration April
    2005 Exercise
    Price $30.00             149            6,333
  Expiration April
    2005 Exercise
    Price $35.00              64              800
Rare Hospitality
  International, Inc.
  Expiration April
    2005 Exercise
    Price $30.00              57            6,413


 40   Schedule of Written Options

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Reynolds American,
  Inc.
  Expiration May 2005
    Exercise Price
    $80.00                     8       $    2,520
Ross Stores, Inc.
  Expiration May 2005
    Exercise Price
    $30.00                   235           21,738
SanDisk Corp.
  Expiration April
    2005 Exercise
    Price $27.50              37            4,348
  Expiration April
    2005 Exercise
    Price $30.00              62            1,860
  Expiration May 2005
    Exercise Price
    $30.00                    24            3,240
Selective Insurance
  Group, Inc.
  Expiration April
    2005 Exercise
    Price $45.00              60            9,450
  Expiration April
    2005 Exercise
    Price $50.00              23              288
Sempra Energy
  Expiration April
    2005 Exercise
    Price $40.00              21            1,103
  Expiration May 2005
    Exercise Price
    $40.00                    70            8,225
SkyWest, Inc.
  Expiration May 2005
    Exercise Price
    $20.00                   154            4,620
SLM Corp.
  Expiration April
    2005 Exercise
    Price $50.00              31            3,023
Sonic Corp.
  Expiration April
    2005 Exercise
    Price $35.00             146            2,920
  Expiration May 2005
    Exercise Price
    $35.00                    37            2,960
SpectraSite, Inc.
  Expiration April
    2005 Exercise
    Price $60.00              24            1,380
  Expiration May 2005
    Exercise Price
    $60.00                    16            2,760

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
SS&C Technologies,
  Inc.
  Expiration May 2005
    Exercise Price
    $25.00                    40       $    2,500
Steel Dynamics, Inc.
  Expiration April
    2005 Exercise
    Price $40.00             214            5,350
Suncor Energy, Inc.
  Expiration April
    2005 Exercise
    Price $40.00              35            4,550
Swift Transportation
  Co., Inc.
  Expiration April
    2005 Exercise
    Price $22.50              24            1,200
  Expiration May 2005
    Exercise Price
    $25.00                    64            2,240
Take-Two Interactive
  Software, Inc.
  Expiration April
    2005 Exercise
    Price $40.00              14            1,085
  Expiration April
    2005 Exercise
    Price $42.50              52              780
  Expiration May 2005
    Exercise Price
    $42.50                     8              700
Teekay Shipping Corp.
  Expiration April
    2005 Exercise
    Price $50.00              83            1,245
Texas Instruments,
  Inc.
  Expiration May 2005
    Exercise Price
    $27.50                   205            9,738
The Finish Line
  Expiration May 2005
    Exercise Price
    $22.50                   102           14,790
The Sherwin-Williams
  Co.
  Expiration May 2005
    Exercise Price
    $45.00                    67            5,863
Timberland Co.
  Expiration April
    2005 Exercise
    Price $75.00              76            1,710


                                               Schedule of Written Options    41

ICON Covered Call Fund
March 31, 2005 (unaudited)

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Toll Brothers, Inc.
  Expiration April
    2005 Exercise
    Price $85.00              69       $    2,243
The Toro Co.
  Expiration May 2005
    Exercise Price
    $95.00                    50            5,875
Ultra Petroleum Corp.
  Expiration April
    2005 Exercise
    Price $55.00              28            1,260
  Expiration May 2005
    Exercise Price
    $55.00                 1,008           20,720
United Surgical
  Partners
  International, Inc.
  Expiration April
    2005 Exercise
    Price $45.00              31            4,728
  Expiration May 2005
    Exercise Price
    $47.50                    20            2,850
Universal Health
  Services, Inc.
  Expiration April
    2005 Exercise
    Price $50.00              61           16,318
  Expiration May 2005
    Exercise Price
    $55.00                    33            3,053

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
UST, Inc.
  Expiration April
    2005 Exercise
    Price $55.00              31       $      465
  Expiration May 2005
    Exercise Price
    $55.00                    25              938
V.F. Corp.
  Expiration April
    2005 Exercise
    Price $60.00             105            6,038
W.W. Grainger, Inc.
  Expiration April
    2005 Exercise
    Price $60.00              39           10,043
Waste Connections,
  Inc.
  Expiration May 2005
    Exercise Price
    $35.00                    78            6,825
Yellow Roadway Corp.
  Expiration April
    2005 Exercise
    Price $60.00              26            2,145
Total Options Written     12,791        1,056,190
(Premiums received $1,030,299)

The accompanying notes are an integral part of the financial statements.


 42   Schedule of Written Options

                                                             Management Overview

                                                         ICON Equity Income Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities
 Common Stocks                                                             76.9%
 Preferred Stocks                                                           2.9%
Convertible Preferred Stocks                                                5.1%
 Top 10 Equity Holdings                                                    14.0%
 Number of Stocks                                                            107
Options Purchased
 Call Options                                                               0.3%
Number of Securities on Which Options Have Been Purchased                      4
Bonds & Short-Term Investments
Convertible Corporate Bonds                                                 2.0%
 Corporate Bonds                                                            8.1%
 Short-Term Investments                                                     0.6%
 Number of Bonds                                                              21
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
Canadian Pacific Railway Ltd.                                               1.7%
The Allstate Corporation                                                    1.6%
Burlington Northern Santa Fe Corp.                                          1.6%
CIGNA Corp.                                                                 1.6%
Apogee Enterprises, Inc.                                                    1.3%
Caterpillar, Inc.                                                           1.3%
Altria Group, Inc.                                                          1.3%
Smith & Nephew plc                                                          1.2%
UST, Inc.                                                                   1.2%
DaimlerChrysler AG, 6.5%, 11/15/2013                                        1.2%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six months ended March 31, 2005, the ICON Equity Income Fund returned 6.17% for Class I shares, 5.71% for Class C shares, and 6.30% for Class Z shares, underperforming the 7.45% return of its benchmark, the S&P 1500 Index, over the same period. Total returns for other periods as of March 31, 2005 appear on page 47.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. After capturing solid upside alongside a broad year-end rally, the Fund surrendered a portion of its gains during the first quarter of 2005, as weakness in the fixed-income markets led to relative underperformance. Behind this weakness were external factors ranging from inflation fears to slowing economic growth, both of which were related to the rising cost of oil.

   Higher interest rates, however, also posed a significant challenge. With 10-year Treasury Note yields drifting as low as 3.99% before peaking at 4.64% in mid-March, bond prices declined as interest rates rose. Additionally, automotive-related debt lost value when an earnings warning issued by General Motors (which the Fund did not own) produced a widespread sell-off. Because the Fund held a sizable position in corporate debt during the period, including several automotive-related holdings, falling bond prices worked against relative performance. Consequently, the corporate debt position was reduced.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying equity and debt securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.


                                                       Management Overview    43

ICON Equity Income Fund

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Conflicting markets characterized the investment environment during the six-month period. Initially, stocks rose in a broad advance as investors warmed to easing energy prices, positive job growth and decisive election-year results. Moreover, steady increases in gross domestic product and the measured pace of monetary tightening suggested that the economy was on solid footing.

   However, conditions worsened during the first quarter when sudden surges in oil prices and interest rates fueled fears that higher inflation would lead to a softening economy. Although pricing power and inflation remained in check, investors nonetheless retreated as cyclical industries lost ground, while defensive groups maintained traction amid subsequent downturns.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Despite the pullback in cyclical industries, economically sensitive sectors such as Industrials and Materials comprised large sector weights relative the benchmark and proved to be the leading contributors to Fund performance. Within the Industrials sector, the railroads industry was an industry standout, whereas construction materials and commodity chemicals were top gainers in the Materials sector.

   Although the largest sector weight when the period began, positions in the Financial area were steadily reduced due to their lack of relative strength. Industry weakness within the consumer finance group, which experienced a severe reversal of leadership during the period, resulted in the sector finishing the period as a net detractor. Steel also saw its leadership position evaporate when the industry suffered a fear-based sell-off as the period came to a close, and finished up as a net detractor to performance.

   As for the Fund's leading individual contributors, railroad operator Burlington Northern Santa Fe Corp. was successful in instituting fuel surcharges while also achieving double-digit volume growth. Meanwhile, polyester fiber and PET resin producer Wellman Inc. benefited from pricing improvements and subsequent margin recovery. Smokeless tobacco marketer UST Inc. also gapped higher as the company continued to benefit from favorable industry trends.

   Conversely, consumer finance company Cash America International Inc. slid when Federal regulators unveiled new guidelines governing the secured non-recourse loan business. Multi-line insurer American International Group Inc. also struggled when it was named in the New York State Attorney General's investigation into insurance industry practices. Likewise, insurance brokerage AON Corp. fell when it agreed to settle a lawsuit stemming from the New

 44   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

   York State investigation. All three were ultimately liquidated due to declining relative strength.



Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC MARKETS?

A. While ICON does not utilize market capitalization as a research metric, compelling valuation and relative strength readings in selected industries have led us to increase the Fund's exposure to large-cap names. Generally, large-cap companies, particularly those featuring more defensive tendencies, distribute attractive dividend income, and their attractive valuations made them suited for inclusion in the Fund.

   It is likely that the Fund will continue to decrease its weighting in convertible instruments, whose value is tied to yields, while increasing its pure equity exposure. With economic growth seemingly in line with Federal Reserve targets, we see no reason why yields must rise appreciably above current levels, but do anticipate that the broader equity market will resume its upward advance over time.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- After capturing solid upside in a broad year-end rally, the Fund surrendered a portion of its gains as its fixed-income allocation led to relative underperformance.

- The Fund's fixed-income holdings lost value during the period when bond prices declined as interest rates rose.

- Despite a pullback in cyclical industries, Industrials and Materials comprised large sector weights relative to the benchmark and were the leading contributors to Fund performance.

- Burlington Northern Santa Fe Corp., Wellman Inc. and UST Inc. were among the Fund's leading individual contributors.

- Stocks that detracted from Fund performance included Cash America International Inc., American International Group Inc. and AON Corp.


                                                       Management Overview    45

ICON Equity Income Fund

SECTOR COMPOSITION
March 31, 2005

                           Financial
                                      13.9%
                         Industrials
                                      13.7%
                          Healthcare
                                      13.5%
          Leisure & Consumer Staples
                                      11.4%
              Information Technology
                                      10.3%
      Telecommunications & Utilities
                                      9.8%
                           Materials
                                      9.1%
              Consumer Discretionary
                                      8.9%
                              Energy
                                      4.7%

Percentages are based upon common stock positions and net assets.


 46   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2005

                                   INCEPTION                                         SINCE
                                     DATE      6 MONTHS*    1 YEAR      5 YEARS    INCEPTION
---------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class I   10/1/02      6.17%       6.07%        N/A       20.26%
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.45%       7.28%        N/A       18.73%
---------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class C   11/8/02      5.71%       5.21%        N/A       17.20%
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.45%       7.28%        N/A       14.82%
---------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class Z   5/10/04      6.30%         N/A        N/A       14.93%*
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.45%         N/A        N/A       11.44%*
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.
                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2005
[LINE GRAPH]

                                                              ICON EQUITY INCOME FUND - CLASS
                                                                             I                            S&P 1500 INDEX
                                                              -------------------------------             --------------
10/1/02                                                                    10000                              10000
3/31/03                                                                    10091                              10450
3/31/04                                                                    14940                              14308
3/31/05                                                                    15847                              15349

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    47

Schedule of Investments

ICON Equity Income Fund
March 31, 2005 (unaudited)

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
COMMON STOCKS 76.9%
UNITED STATES OF AMERICA 65.8%
CONSUMER DISCRETIONARY 5.3%
APPAREL ACCESSORIES & LUXURY GOODS 1.0%
   22,600    V.F. Corp.          $  1,336,564
APPAREL RETAIL 0.9%
   50,400    Limited Brands,
             Inc.                   1,224,720
FOOTWEAR 1.0%
   41,000    Brown Shoe Co.,
             Inc.                   1,405,070
HOME IMPROVEMENT RETAIL 0.9%
   28,100    The Sherwin-
             Williams Co.           1,236,119
HOMEBUILDING 1.5%
   19,700    Hovnanian
             Enterprises,
             Inc. - Class A(a)      1,004,700
   18,300    Ryland Group, Inc.     1,134,966
                                 ------------
                                    2,139,666
                                 ------------
TOTAL CONSUMER DISCRETIONARY        7,342,139

ENERGY 2.0%
INTEGRATED OIL & GAS 0.7%
    9,400    ConocoPhillips         1,013,696
OIL & GAS EQUIPMENT & SERVICES 0.7%
   26,500    Tidewater, Inc.        1,029,790
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 0.6%
   10,600    Ashland, Inc.            715,182
                                 ------------
TOTAL ENERGY                        2,758,668

FINANCIAL 8.7%
ASSET MANAGEMENT & CUSTODY BANKS 0.7%
   30,000    American Capital
             Strategies Ltd.          942,300
CONSUMER FINANCE 0.9%
   69,200    Providian
             Financial Corp.(a)     1,187,472
DIVERSIFIED BANKS 0.9%
   29,694    Bank of America
             Corp.                  1,309,505
INVESTMENT BANKING & BROKERAGE 1.0%
   29,400    A.G. Edwards, Inc.     1,317,120
LIFE & HEALTH INSURANCE 0.4%
   12,000    Lincoln National
             Corp.                    541,680

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
MULTI-LINE INSURANCE 1.8%
   30,300    American Financial
             Group, Inc.         $    933,240
   21,000    Loews Corp.            1,544,340
                                 ------------
                                    2,477,580
PROPERTY & CASUALTY INSURANCE 2.4%
   33,500    First American
             Corp.                  1,103,490
   40,700    The Allstate Corp.     2,200,242
                                 ------------
                                    3,303,732
REAL ESTATE INVESTMENT TRUSTS 0.6%
   25,600    General Growth
             Properties, Inc.         872,960
                                 ------------
TOTAL FINANCIAL                    11,952,349

HEALTHCARE 9.5%
HEALTH CARE DISTRIBUTORS 0.9%
   43,500    Owens & Minor,
             Inc.                   1,181,025
HEALTH CARE EQUIPMENT 1.5%
   20,500    Diagnostic
             Products Corp.           990,150
   52,900    PerkinElmer, Inc.      1,091,327
                                 ------------
                                    2,081,477
HEALTH CARE FACILITIES 1.0%
   26,700    HCA, Inc.              1,430,319
HEALTH CARE SERVICES 1.8%
   30,100    Caremark Rx,
             Inc.(a)                1,197,378
   45,700    Computer Programs
             & Systems, Inc.        1,283,256
                                 ------------
                                    2,480,634
MANAGED HEALTH CARE 2.4%
   24,000    CIGNA Corp.            2,143,200
   22,500    WellChoice,
             Inc.(a)                1,199,475
                                 ------------
                                    3,342,675
PHARMACEUTICALS 1.9%
   24,000    Abbott
             Laboratories           1,118,880
   11,200    Bristol-Myers
             Squibb Co.               285,152
   18,200    Johnson & Johnson,
             Inc.                   1,222,312
                                 ------------
                                    2,626,344
                                 ------------
TOTAL HEALTHCARE                   13,142,474

INDUSTRIALS 11.6%
AEROSPACE & DEFENSE 0.9%
   32,000    Raytheon Co.           1,238,400


 48   Schedule of Investments

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
BUILDING PRODUCTS 3.3%
  128,700    Apogee
             Enterprises, Inc.   $  1,837,836
   58,000    Lennox
             International,
             Inc.                   1,271,360
   45,200    Masco Corp.            1,567,084
                                 ------------
                                    4,676,280
COMMERCIAL PRINTING 0.9%
   38,000    R.R. Donnelley &
             Sons Co.               1,201,560
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
1.3%
   19,300    Caterpillar, Inc.      1,764,792
ELECTRICAL COMPONENTS & EQUIPMENT 0.8%
   15,400    Cooper Industries,
             Ltd.                   1,101,408
INDUSTRIAL CONGLOMERATES 1.0%
   18,300    Textron, Inc.          1,365,546
INDUSTRIAL MACHINERY 0.9%
   21,300    Harsco Corp.           1,269,693
MARINE 0.4%
   14,000    Alexander &
             Baldwin, Inc.            576,800
RAILROADS 1.6%
   40,500    Burlington
             Northern Santa Fe
             Corp.                  2,184,165
TRADING COMPANIES & DISTRIBUTORS 0.5%
   25,200    Applied Industrial
             Technology, Inc.         685,440
                                 ------------
TOTAL INDUSTRIALS                  16,064,084
INFORMATION TECHNOLOGY 6.4%
APPLICATION SOFTWARE 0.4%
   27,100    Jack Henry &
             Associates, Inc.         487,529
COMMUNICATIONS EQUIPMENT 1.1%
  107,500    SpectraLink Corp.      1,517,900
COMPUTER HARDWARE 1.9%
   23,100    Diebold, Inc.          1,267,035
   65,000    Hewlett-Packard
             Co.                    1,426,100
                                 ------------
                                    2,693,135
COMPUTER STORAGE & PERIPHERALS 0.8%
   74,900    Overland Storage,
             Inc.(a)                1,099,532

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
INTERNET SOFTWARE & SERVICES 1.6%
   59,100    Digital Insight
             Corp.(a)            $    969,240
   36,600    j2 Global
             Communications,
             Inc.(a)                1,255,746
                                 ------------
                                    2,224,986
SEMICONDUCTORS 0.6%
   32,300    Texas Instruments,
             Inc.                     823,327
                                 ------------
TOTAL INFORMATION TECHNOLOGY        8,846,409

LEISURE & CONSUMER STAPLES 7.8%
FOOD DISTRIBUTORS 0.7%
   24,500    Nash Finch Co.           930,755
LEISURE PRODUCTS 0.6%
   68,600    Callaway Golf Co.        878,080
PACKAGED FOODS & MEATS 0.7%
   19,900    General Mills,
             Inc.                     978,085
PHOTOGRAPHIC PRODUCTS 0.8%
   33,200    Eastman Kodak Co.      1,080,660
RESTAURANTS 2.5%
   31,900    CBRL Group, Inc.       1,317,470
   32,100    McDonald's Corp.         999,594
   26,000    Outback
             Steakhouse, Inc.       1,190,540
                                 ------------
                                    3,507,604
TOBACCO 2.5%
   26,800    Altria Group, Inc.     1,752,452
   32,300    UST, Inc.              1,669,910
                                 ------------
                                    3,422,362
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                            10,797,546

MATERIALS 6.4%
CONSTRUCTION MATERIALS 1.7%
   16,800    Eagle Materials,
             Inc.                   1,359,792
   18,200    Vulcan Materials
             Company                1,034,306
                                 ------------
                                    2,394,098
DIVERSIFIED CHEMICALS 2.4%
   27,800    Dow Chemical Co.       1,385,830
   18,000    Eastman Chemical
             Co.                    1,062,000
   13,500    PPG Industries,
             Inc.                     965,520
                                 ------------
                                    3,413,350


                                                   Schedule of Investments    49

ICON Equity Income Fund
March 31, 2005 (unaudited)

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
SPECIALTY CHEMICALS 0.8%
   56,700    RPM International,
             Inc.                $  1,036,476
STEEL 1.5%
   27,200    Steel Dynamics,
             Inc.                     937,040
   45,600    Steel
             Technologies, Inc.     1,093,944
                                 ------------
                                    2,030,984
                                 ------------
TOTAL MATERIALS                     8,874,908

TELECOMMUNICATIONS & UTILITIES 8.1%
ELECTRIC UTILITIES 2.9%
   31,600    Alliant Energy
             Corp                     846,248
  109,300    CenterPoint
             Energy, Inc.           1,314,879
   83,000    TECO Energy, Inc.      1,301,440
    6,465    TXU Corp.                514,808
                                 ------------
                                    3,977,375
GAS UTILITIES 1.3%
   24,200    Atmos Energy Corp.       653,400
   48,600    NiSource, Inc.         1,107,594
                                 ------------
                                    1,760,994
INTEGRATED TELECOMMUNICATION SERVICES 0.9%
   53,232    Sprint Corp. (FON
             Group)                 1,211,028
MULTI-UTILITIES & UNREGULATED POWER 1.2%
   39,200    Duke Energy Corp.      1,097,992
   23,600    Energy East Corp.        618,792
                                 ------------
                                    1,716,784
WATER UTILITIES 1.8%
   45,000    American States
             Water Co.              1,138,500
   40,000    California Water
             Service Group          1,334,800
                                 ------------
                                    2,473,300
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                          11,139,481
                                 ------------
TOTAL UNITED STATES OF AMERICA     90,918,058

AMERICAN DEPOSITARY RECEIPT 6.8%
BRAZIL 1.4%
MATERIALS 0.7%
PAPER PRODUCTS 0.7%
   28,700    Aracruz Celulose
             S.A.                   1,027,460
                                 ------------
TOTAL MATERIALS                     1,027,460

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------

TELECOMMUNICATIONS & UTILITIES 0.7%
WIRELESS TELECOMMUNICATION SERVICES 0.7%
   34,000    Telemig Celular
             Participacoes S. A  $    984,300
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             984,300
                                 ------------
TOTAL BRAZIL                        2,011,760

FINLAND 0.9%
INFORMATION TECHNOLOGY 0.9%
COMMUNICATIONS EQUIPMENT 0.9%
   82,600    Nokia Oyj              1,274,518
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,274,518
                                 ------------
TOTAL FINLAND                       1,274,518

MEXICO 0.9%
MATERIALS 0.9%
CONSTRUCTION MATERIALS 0.9%
   32,234    Cemex S.A. de C.V.     1,168,483
                                 ------------
TOTAL MATERIALS                     1,168,483
                                 ------------
TOTAL MEXICO                        1,168,483

NETHERLANDS 0.9%
FINANCIAL 0.9%
OTHER DIVERSIFIED FINANCIAL SERVICES 0.9%
   40,709    ING Groep N.V.         1,230,633
                                 ------------
TOTAL FINANCIAL                     1,230,633
                                 ------------
TOTAL NETHERLANDS                   1,230,633

SWITZERLAND 0.8%
INFORMATION TECHNOLOGY 0.8%
COMPUTER STORAGE & PERIPHERALS 0.8%
   17,300    Logitech
             International
             S.A.(a)                1,053,224
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,053,224
                                 ------------
TOTAL SWITZERLAND                   1,053,224

UNITED KINGDOM 1.9%
ENERGY 0.7%
INTEGRATED OIL & GAS 0.7%
   16,700    Shell Transport &
             Trading Co. plc          907,812
                                 ------------
TOTAL ENERGY                          907,812


 50   Schedule of Investments

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
HEALTHCARE 1.2%
HEALTH CARE EQUIPMENT 1.2%
   36,000    Smith & Nephew plc  $  1,692,720
                                 ------------
TOTAL HEALTH CARE                   1,692,720
                                 ------------
TOTAL UNITED KINGDOM                2,600,532
                                 ------------
TOTAL AMERICAN DEPOSITARY
RECEIPT                             9,339,150

BERMUDA 0.8%
ENERGY 0.8%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 0.8%
   24,300    Nordic American
             Tanker Shipping
             Ltd.                   1,153,035
                                 ------------
TOTAL ENERGY                        1,153,035
                                 ------------
TOTAL BERMUDA                       1,153,035

CANADA 2.8%
INDUSTRIALS 1.7%
RAILROADS 1.7%
   64,000    Canadian Pacific
             Railway Ltd.           2,302,080
                                 ------------
TOTAL INDUSTRIALS                   2,302,080

MATERIALS 1.1%
COMMODITY CHEMICALS 1.1%
   78,400    Methanex Corp.         1,523,312
                                 ------------
TOTAL MATERIALS                     1,523,312
                                 ------------
TOTAL CANADA                        3,825,392
UNITED KINGDOM 0.7%
ENERGY 0.7%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 0.7%
   50,400    Top Tankers, Inc.        934,920
                                 ------------
TOTAL ENERGY                          934,920
                                 ------------
TOTAL UNITED KINGDOM                  934,920
                                 ------------
TOTAL COMMON STOCKS (COST
$93,074,867)                      106,170,555
PREFERRED STOCKS 2.9%
CONSUMER DISCRETIONARY 0.3%
HOUSEHOLD APPLIANCES 0.3%
   15,000    Maytag Corp.,
             7.875%, 8-1-31           375,750
                                 ------------
TOTAL CONSUMER DISCRETIONARY          375,750

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------

FINANCIAL 1.1%
BUSINESS SERVICES 0.6%
  800,000    AFC Capital Trust
             I, 8.207%, 2/3/27   $    849,796
CONSUMER FINANCE 0.3%
   16,000    MBNA Corp.,
             7.500%, Series A         405,760
PROPERTY & CASUALTY INSURANCE 0.2%
   12,200    AMBAC Financial
             Group, Inc.,
             7.000%, 10-17-51         312,198
                                 ------------
TOTAL FINANCIAL                     1,567,754

HEALTHCARE 0.3%
MANAGED HEALTH CARE 0.3%
   18,200    Aetna, Inc.,
             8.500%, 8-31-41          475,020
                                 ------------
TOTAL HEALTHCARE                      475,020

INFORMATION TECHNOLOGY 0.5%
OFFICE ELECTRONICS 0.5%
   18,100    Xerox Capital LLC,
             6.540%, 2-28-06,
             Series A(a)              648,352
                                 ------------
TOTAL INFORMATION TECHNOLOGY          648,352

LEISURE & CONSUMER STAPLES 0.7%
MOVIES & ENTERTAINMENT 0.7%
   38,000    The Walt Disney
             Co., 7.000%,
             11-1-31                  980,400
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               980,400
                                 ------------
TOTAL PREFERRED STOCKS
(COST $4,076,257)                   4,047,276

CONVERTIBLE PREFERRED STOCKS 5.1%
UNITED STATES OF AMERICA 4.8%
CONSUMER DISCRETIONARY 1.0%
SPECIALTY STORES 1.0%
   23,200    Toys "R" Us, Inc.,
             6.250%, 8-16-05        1,427,960
                                 ------------
TOTAL CONSUMER DISCRETIONARY        1,427,960

ENERGY 0.4%
ELECTRIC INTEGRATED 0.4%
   14,400    TXU Corp., 8.750%,
             11-16-05, Series C       531,072
                                 ------------
TOTAL ENERGY                          531,072


                                                   Schedule of Investments    51

ICON Equity Income Fund
March 31, 2005 (unaudited)

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
HEALTHCARE 0.3%
HEALTH CARE DISTRIBUTORS 0.3%
    9,000    Omnicare, Inc.,
             4.000%, 6-15-33     $    464,130
                                 ------------
TOTAL HEALTHCARE                      464,130

INDUSTRIALS 0.4%
AEROSPACE & DEFENSE 0.4%
    4,000    Northrop Grumman
             Corp., 7.000%,
             4-4-21                   520,000
                                 ------------
TOTAL INDUSTRIALS                     520,000

INFORMATION TECHNOLOGY 0.8%
TECHNOLOGY DISTRIBUTORS 0.8%
   17,000    Pioneer Standard
             Fin. Trust,
             6.750%, 3-31-28        1,081,625
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,081,625

LEISURE & CONSUMER STAPLES 1.2%
DISTILLERS & VINTNERS 1.2%
   39,000    Constellation
             Brands, Inc.,
             5.750%, 9-1-06         1,575,990
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                             1,575,990

TELECOMMUNICATIONS & UTILITIES 0.7%
ELECTRIC UTILITIES 0.2%
   16,200    Ameren Corp.,
             9.750%, 5-15-05          434,484
GAS UTILITIES 0.2%
    4,300    KeySpan Corp.,
             8.750%, 5-16-05          217,537
MULTI-UTILITIES & UNREGULATED POWER 0.3%
   10,500    Sempra Energy,
             8.500%, 5-17-05          347,130
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             999,151
                                 ------------
TOTAL UNITED STATES OF AMERICA      6,599,928

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------

AMERICAN DEPOSITARY RECEIPT 0.3%
TELECOMMUNICATIONS & UTILITIES 0.3%
INTEGRATED TELECOMMUNICATION SERVICES 0.3%
    8,600    Philippine Long
             Distance Telephone
             Co., 3.500%,
             12-31-49, Series
             III                 $    421,400
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             421,400
                                 ------------
TOTAL AMERICAN DEPOSITARY
RECEIPT                               421,400
                                 ------------
TOTAL CONVERTIBLE PREFERRED
STOCKS (COST $5,614,448)            7,021,328

CALL OPTIONS PURCHASED
(100 SHARES PER CONTRACT) 0.3%
CONSUMER DISCRETIONARY 0.0%
HOME IMPROVEMENT RETAIL 0.0%
      123    Lowe's Companies,
             Inc. Expiration
             January 2007,
             Exercise price
             $65.00                    60,270
FINANCIAL 0.1%
INVESTMENT BANKING & BROKERAGE 0.1%
      125    Morgan Stanley
             Expiration January
             2007, Exercise
             Price $60.00              88,750
LIFE & HEALTH INSURANCE 0.0%
      125    Prudential
             Financial, Inc.
             Expiration January
             2006, Exercise
             price $60.00              46,875
                                 ------------
TOTAL CONSUMER DISCRETIONARY          135,625

HEALTHCARE 0.2%
MANAGED HEALTH CARE 0.2%
       84    Aetna, Inc.
             Expiration January
             2006, Exercise
             Price $60.00             157,080
                                 ------------
TOTAL HEALTHCARE                      157,080
                                 ------------
TOTAL CALL OPTIONS PURCHASED
(COST $222,095)                       352,975


 52   Schedule of Investments

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
CONVERTIBLE CORPORATE BONDS 2.0%
HEALTHCARE 1.0%
PHARMACEUTICALS 1.0%
1,500,000    King
             Pharmaceuticals,
             Inc., 2.7500%,
             11/15/21            $  1,423,125
                                 ------------
TOTAL HEALTHCARE                    1,423,125

INFORMATION TECHNOLOGY 0.9%
COMPUTER STORAGE & PERIPHERALS 0.1%
  177,000    Adaptec, Inc.,
             3.000%, 3/5/07           177,000
DATA PROCESSING & OUTSOURCED SERVICES 0.3%
  458,000    The BISYS Group,
             Inc., 4.000%,
             3/15/06                  452,848
SEMICONDUCTORS 0.5%
  600,000    International
             Rectifier Corp.,
             4.250%, 7/15/07          597,750
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,227,598
LEISURE & CONSUMER STAPLES 0.1%
PHOTOGRAPHIC PRODUCTS 0.1%
  110,000    Eastman Kodak Co.,
             3.375%, 10/15/33         133,650
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               133,650
                                 ------------
TOTAL CONVERTIBLE CORPORATE
BONDS (COST $2,807,363)             2,784,373
CORPORATE BONDS 8.1%
CONSUMER DISCRETIONARY 2.3%
AUTOMOBILE MANUFACTURERS 1.2%
1,600,000    DaimlerChrysler
             AG, 6.500%,
             11/15/13               1,663,960
HOME IMPROVEMENT RETAIL 0.7%
  800,000    Lowe's Companies,
             Inc., 8.250%,
             6/1/10                   929,465
RENTAL & LEASING 0.4%
  575,000    United Rentals NA,
             Inc., 7.750%,
             11/15/13                 557,750
                                 ------------
TOTAL CONSUMER DISCRETIONARY        3,151,175

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------

ENERGY 0.1%
GAS DISTRIBUTION 0.1%
  111,000    SEMCO Energy,
             Inc., 8.000%,
             6/30/16             $    114,186
                                 ------------
TOTAL ENERGY                          114,186

FINANCIAL 2.8%
CONSUMER FINANCE 0.9%
1,230,000    Providian
             Financial Corp.,
             3.250%, 8/15/05        1,228,462
CONSUMER LOANS 0.9%
1,288,000    Household Finance
             Corp., 4.750%,
             7/15/13                1,253,946
INVESTMENT BANKING & BROKERAGE 0.5%
  750,000    Morgan Stanley,
             4.750%, 4/1/14           714,089
LIFE & HEALTH INSURANCE 0.5%
  750,000    Prudential
             Financial, Inc.,
             5.750%, 7/15/33          753,060
                                 ------------
TOTAL FINANCIAL                     3,949,557

HEALTHCARE 1.3%
HEALTH CARE SERVICES 0.9%
1,447,000    Curative Health
             Services, Inc.,
             10.750%, 5/1/11        1,190,158
MANAGED HEALTH CARE 0.4%
  500,000    Aetna, Inc.,
             6.970%, 8/15/36          573,136
                                 ------------
TOTAL HEALTHCARE                    1,763,294

LEISURE & CONSUMER STAPLES 1.6%
BROADCASTING & CABLE TV 0.6%
  750,000    Mediacom Broadband
             LLC, 11.000%,
             07/15/13*                802,500
HOTELS, RESORTS & CRUISE LINES 0.7%
1,000,000    Royal Caribbean
             Cruises, 7.2500%,
             3/15/18                1,060,000
LEISURE FACILITIES 0.1%
  113,000    Bally Total
             Fitness Holding
             Corp., 10.500%,
             7/15/11                  111,305


                                                   Schedule of Investments    53

ICON Equity Income Fund
March 31, 2005 (unaudited)

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
RESTAURANTS 0.2%
  225,000    McDonald's Corp.,
             5.000%, 9/30/16     $    212,935
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                             2,186,740
                                 ------------
TOTAL CORPORATE BONDS (COST
$11,334,464)                       11,164,952

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY
BONDS 1.3%
AAA RATINGS 1.3%
  750,000    U.S. Treasury,
             8.75%, 5/15/17         1,030,577
  750,000    U.S. Treasury,
             5.25%, 11/15/28          788,760
                                 ------------
TOTAL AAA RATINGS                   1,819,337
                                 ------------
TOTAL U.S. GOVERNMENT & U.S.
GOVERNMENT AGENCY BONDS (COST
$1,847,344)                         1,819,337

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS 0.6%
VARIABLE RATE DEMAND NOTES 0.6%
  889,098    American Family
             Demand Note,
             2.4663%#            $    889,098
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $889,098)                       889,098
                                 ------------
TOTAL INVESTMENTS 97.2% (COST
$119,865,936)                     134,249,894
OTHER ASSETS LESS LIABILITIES
2.8%                                3,881,414
                                 ------------
NET ASSETS 100.0%                $138,131,308
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005.
 * Security was acquired pursuant to Rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale.

Dates shown on securities are due dates of the obligations.


 54   Schedule of Investments

                                                             Management Overview

                                                            ICON Long/Short Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   99.6%
Top 10 Long Equity
Holdings                                                                   11.8%
Number of Long Stocks                                                        118
Number of Short Positions                                                     18
Short-Term Investments                                                      0.0%
Percentages are based upon net assets.

TOP 10 LONG EQUITY HOLDINGS
March 31, 2005
Altria Group, Inc.                                                          1.3%
The Finish Line, Inc.                                                       1.3%
Canadian Pacific
Railway Ltd.                                                                1.2%
Pacific Sunwear of
California, Inc.                                                            1.2%
ElkCorp                                                                     1.2%
Aetna, Inc.                                                                 1.2%
HCA, Inc.                                                                   1.1%
UnitedHealth Group, Inc.                                                    1.1%
Sonic Corp.                                                                 1.1%
Triad Hospitals, Inc.                                                       1.1%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six months ended March 31, 2005, the ICON Long/Short Fund returned 11.79% for Class I shares, 11.28% for Class C shares, and 11.84% for Class Z shares, outpacing the 7.45% return of the S&P 1500 Index, the Fund's benchmark, over the same period. Total returns for other periods as of March 31, 2005 appear on page 59.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund's valuation-driven investment approach captured meaningful upside in conjunction with a broad year-end rally favoring economically sensitive industries. This cyclical tilt proved conducive to Fund performance, as heavily weighted sectors such as Industrials and Materials typically perform best during times of economic expansion. With the economy seemingly in the middle stages of a sustainable recovery, bargains were plentiful, helping to bolster returns as stocks closed the gap between market and intrinsic value.

   Later in the period, concerns over possible economic softening, rising commodity costs, perceived inflationary pressures, and weak corporate profits severely dampened investor sentiment. While cyclical industries bore the brunt of this reversal, exposure to more defensive sectors such as Healthcare and Leisure and Consumer Staples enabled the Fund to withstand subsequent setbacks. Despite the volatile nature of conflicting markets, our value discipline proved effective in keeping the Fund well ahead of its relative benchmark during the period.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are either underpriced or overpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge. In doing so, the Fund seeks to maximize returns by playing both sides of our valuation methodology.

   For that reason, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with improving relative strength on the long side, and declining relative strength on the short side, we aim to capture leading industry themes poised to outperform the broader market.

                                                       Management Overview    55

ICON Long/Short Fund

   It is important to note that the Fund is not market neutral; the proportion of long and short positions depends on the availability of underpriced and overpriced industries, as well as ICON's evaluation of market conditions.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Stocks trended higher during the first half of the reporting period as easing energy prices, positive job growth and decisive election-year results bolstered investor confidence. Moreover, steady increases in gross domestic product and the measured pace of monetary tightening suggested that the economy remained on solid footing. Nevertheless, we believe there was no one triggering event, and that upside gains were simply a natural move toward fair value.

   However, with expectations running high for 2005, stocks got off to a shaky start, as surging commodity prices rekindled inflation fears, sending interest rates markedly higher. As these and other distractions permeated the market, investors succumbed to mounting selling pressure, erasing a portion of the previous quarter's gains.

   While shorting opportunities were limited during the late-year advance, subsequent declines in relative strength provided an opening. As such, the Fund's short exposure was increased to approximately 15% of total assets by period-end.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. On the long side, market leadership was captured among both cyclical and defensive industries exhibiting a strong combination of value and relative strength. Among the leading industry contributors were homebuilding, railroads and managed health care, all of which were overweighted relative to the benchmark. Exposure to the Leisure and Consumer Staples sector also served to boost returns, with food distributors and restaurants driving industry performance.

   The Fund had short positions in application software, systems software, semiconductor equipment, casinos & gaming, and specialized finance. These positions were initiated during the second half of the reporting period as signs of overvaluation and declining relative strength became more evident.

   Conversely, the insurance brokers group proved to be a principal detractor amid fallout from the New York State Attorney General's investigation into insurance industry practices. Computer hardware followed suit despite better-than-expected showings from several industry bellwethers.

   On the company level, meaningful contributors to Fund performance included container manufacturer Owens Illinois, which benefited from

 56   Management Overview

[J.C. Waller III PHOTO]
J.C. Waller, III
Portfolio Manager

   higher-than-forecast operating income and widening margins, the result of efforts to focus on core glass operations. Toll Brothers also appreciated, as the upscale builder capitalized on a robust market for new home sales. Meanwhile, railroad operator Burlington Northern Santa Fe Corp. was successful in instituting fuel surcharges while achieving double-digit growth.



   In contrast, individual detractors included networking equipment supplier UTStarcom Inc., which experienced delays in its financial reporting and internal controls assessment. Insurance brokerage AON Corp. also encountered negative sentiment when it agreed to settle a lawsuit stemming from the New York State investigation. Elsewhere, rising fuel costs, which cut into profitability, hurt Northwest Airlines, the nation's fourth largest carrier. All three stocks were liquidated when they met our sell discipline.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

A. Given the increasing ambiguity in market leadership, the Fund has taken steps to broaden its industry exposure to include defensive-oriented areas such as Consumer Staples and Utilities. Although this move is tactical in nature, it remains guided by our valuation and relative strength metrics, and positions the Fund to capitalize on developing market themes once industry leadership comes into focus. Against this backdrop, overvaluation and declining relative strength in certain industries could lead to additional shorting opportunities.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- Despite conflicting markets, the Fund's value discipline proved effective in driving relative outperformance.

- Long positions in cyclical and defensive industries such as homebuilding, railroads and managed health care contributed to Fund performance, while insurance brokers and computer hardware were principal industry detractors.

- The Fund held short positions in application software, systems software, semiconductor equipment, casinos & gaming, and specialized finance during the period.

- Meaningful company contributors to Fund performance included Owens-Illinois, Toll Brothers and Burlington Northern Santa Fe Corp.

- Among the Fund's weakest individual performers were UTStarcom Inc., AON Corp. and Northwest Airlines.


                                                       Management Overview    57

ICON Long/Short Fund

SECTOR COMPOSITION
March 31, 2005

                       Industrials
                                    15.5%
                        Healthcare
                                    14.6%
                         Financial
                                    13.4%
            Consumer Discretionary
                                    12.5%
        Leisure & Consumer Staples
                                    11.3%
            Information Technology
                                    10.8%
    Telecommunications & Utilities
                                    8.3%
                         Materials
                                    7.3%
                            Energy
                                    5.9%

Percentages are based upon long positions and net assets.


 58   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2005

                                   INCEPTION                                         SINCE
                                     DATE      6 MONTHS*    1 YEAR      5 YEARS    INCEPTION
---------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class I      10/1/02     11.79%       9.12%      N/A         19.97%
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.45%       7.28%        N/A       18.73%
---------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class C     10/17/02     11.28%       8.29%        N/A       16.62%
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.45%       7.28%        N/A       16.79%
---------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class Z      5/6/04      11.84%         N/A        N/A       11.44%*
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.45%         N/A        N/A        8.55%*
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2005
[LINE GRAPH]

                                                               ICON LONG/SHORT FUND - CLASS I             S&P 1500 INDEX
                                                               ------------------------------             --------------
10/1/02                                                                    10000                              10000
3/31/03                                                                     8880                              10450
3/31/04                                                                    14435                              14308
3/31/05                                                                    15752                              15349

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    59

Schedule of Investments

ICON Long/Short Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 99.6%
UNITED STATES OF AMERICA 87.1%
CONSUMER DISCRETIONARY 12.5%
APPAREL RETAIL 4.7%
 27,100    Pacific Sunwear of
           California, Inc.(a)   $    758,258
 22,500    Ross Stores, Inc.          655,650
 33,200    The Finish Line,
           Inc.                       768,580
 14,000    Urban Outfitters,
           Inc.(a)                    671,580
                                 ------------
                                    2,854,068
DISTRIBUTORS 0.7%
 10,100    Building Materials
           Holding Corp.              449,248
                                 ------------
FOOTWEAR 3.2%
 18,000    Brown Shoe Co., Inc.       616,860
 15,000    Reebok International
           Ltd.                       664,500
  9,500    Timberland Co. -
           Class A(a)                 673,835
                                 ------------
                                    1,955,195
HOME IMPROVEMENT RETAIL 1.1%
  6,600    Lowe's Cos., Inc.          376,794
  6,700    The Home Depot, Inc.       256,208
                                 ------------
                                      633,002
HOMEBUILDING 1.9%
 12,300    Hovnanian
           Enterprises, Inc. -
           Class A(a)                 627,300
  9,000    Ryland Group, Inc.         558,180
                                 ------------
                                    1,185,480
TIRES & RUBBER 0.9%
 43,200    The Goodyear Tire &
           Rubber Co.(a)              576,720
                                 ------------
TOTAL CONSUMER DISCRETIONARY        7,653,713
ENERGY 2.8%
OIL & GAS EXPLORATION & PRODUCTION 1.7%
 14,000    Petroleum
           Development Corp.(a)       527,660
 10,500    Ultra Petroleum
           Corp.(a)                   533,400
                                 ------------
                                    1,061,060
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 1.1%
 33,500    OMI Corp.                  641,525
                                 ------------
TOTAL ENERGY                        1,702,585

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
FINANCIAL 13.4%
CONSUMER FINANCE 3.4%
 21,200    Cash America
           International, Inc.   $    464,916
 21,400    First Cash Financial
           Services, Inc.(a)          453,038
 36,900    Providian Financial
           Corp.(a)                   633,204
 21,400    World Acceptance
           Corp.(a)                   546,128
                                 ------------
                                    2,097,286
DIVERSIFIED BANKS 1.4%
  9,700    Wachovia Corp.             493,827
  6,100    Wells Fargo & Co.          364,780
                                 ------------
                                      858,607
INVESTMENT BANKING & BROKERAGE 4.3%
 15,300    A.G. Edwards, Inc.         685,440
  7,300    Lehman Brothers
           Holding, Inc.              687,368
 10,000    Morgan Stanley             572,500
  6,100    The Goldman Sachs
           Group, Inc.                670,939
                                 ------------
                                    2,616,247
LIFE & HEALTH INSURANCE 1.1%
  7,500    Protective Life
           Corp.                      294,750
  4,300    StanCorp Financial
           Group, Inc.                364,554
                                 ------------
                                      659,304
MULTI-LINE INSURANCE 1.8%
 15,400    HCC Insurance
           Holdings, Inc.             556,864
  8,300    The Hartford
           Financial Services
           Group, Inc.                569,048
                                 ------------
                                    1,125,912
PROPERTY & CASUALTY INSURANCE 1.4%
  4,100    Philadelphia
           Consolidated Holding
           Corp.(a)                   317,873
 11,400    Selective Insurance
           Group, Inc.                527,022
                                 ------------
                                      844,895
                                 ------------
TOTAL FINANCIAL                     8,202,251


 60   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
HEALTHCARE 14.6%
HEALTH CARE FACILITIES 5.5%
 18,000    Community Health
           Systems, Inc.(a)      $    628,380
 13,000    HCA, Inc.                  696,410
 13,800    Triad Hospitals,
           Inc.(a)                    691,380
 14,000    United Surgical
           Partners
           International,
           Inc.(a)                    640,780
 12,000    Universal Health
           Services, Inc. -
           Class B                    628,800
                                 ------------
                                    3,285,750
HEALTH CARE SERVICES 3.9%
 36,200    Dendrite
           International,
           Inc.(a)                    508,248
 12,600    Laboratory Corp. of
           America Holdings(a)        607,320
  5,900    Quest Diagnostics,
           Inc.                       620,267
 17,150    Renal Care Group,
           Inc.(a)                    650,671
                                 ------------
                                    2,386,506
MANAGED HEALTH CARE 5.2%
  9,600    Aetna, Inc.                719,520
 16,800    Centene Corp.(a)           503,832
  7,200    CIGNA Corp.                642,960
  7,300    UnitedHealth Group,
           Inc.                       696,274
 11,800    WellChoice, Inc.(a)        629,058
                                 ------------
                                    3,191,644
                                 ------------
TOTAL HEALTHCARE                    8,863,900
INDUSTRIALS 13.7%
AIRLINES 2.5%
 45,400    Continental
           Airlines,
           Inc. - Class B(a)          546,616
 42,600    Frontier Airlines,
           Inc.(a)                    446,448
 29,200    SkyWest, Inc.              542,828
                                 ------------
                                    1,535,892
BUILDING PRODUCTS 3.9%
 19,400    ElkCorp                    746,124
 22,000    Griffon Corp.(a)           471,020
 16,400    Simpson
           Manufacturing Co.,
           Inc.                       506,760
 16,600    Universal Forest
           Products, Inc.             644,910
                                 ------------
                                    2,368,814

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMERCIAL PRINTING 0.4%
  6,700    John H. Harland Co.   $    230,212
                                 ------------
CONSTRUCTION & ENGINEERING 1.5%
 17,700    Granite
           Construction, Inc.         464,979
 15,500    URS Corp.(a)               445,625
                                 ------------
                                      910,604
EMPLOYMENT SERVICES 0.3%
 10,200    Labor Ready, Inc.(a)       190,230
                                 ------------
INDUSTRIAL MACHINERY 1.0%
  7,800    The Manitowoc Co,
           Inc.                       315,042
  9,800    Watts Water
           Technologies, Inc. -
           Class A                    319,578
                                 ------------
                                      634,620
RAILROADS 1.8%
 10,600    Burlington Northern
           Santa Fe Corp.             571,658
 13,900    Norfolk Southern
           Corp.                      514,995
                                 ------------
                                    1,086,653
TRUCKING 2.3%
 10,900    Arkansas Best Corp.        411,802
 20,000    Knight
           Transportation, Inc.       493,400
  9,000    Yellow Roadway
           Corp.(a)                   526,860
                                 ------------
                                    1,432,062
                                 ------------
TOTAL INDUSTRIAL                    8,389,087
INFORMATION TECHNOLOGY 7.4%
COMMUNICATIONS EQUIPMENT 1.5%
 27,600    NETGEAR, Inc.(a)           416,484
 36,700    SpectraLink Corp.          518,204
                                 ------------
                                      934,688
COMPUTER HARDWARE 1.5%
 10,500    Diebold, Inc.              575,925
 90,600    Sun Microsystems,
           Inc.(a)                    366,024
                                 ------------
                                      941,949
COMPUTER STORAGE & PERIPHERALS 1.8%
 25,000    Komag, Inc.(a)             558,750
 38,400    Overland Storage,
           Inc.(a)                    563,712
                                 ------------
                                    1,122,462


                                                   Schedule of Investments    61

ICON Long/Short Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
INTERNET SOFTWARE & SERVICES 1.9%
 18,200    j2 Global
           Communications,
           Inc.(a)               $    624,442
 23,700    Sohu.com, Inc.(a)          416,646
                                 ------------
                                    1,041,088
SEMICONDUCTORS 0.7%
  9,400    International
           Rectifier Corp.(a)         427,700
                                 ------------
TOTAL INFORMATION TECHNOLOGY        4,467,887
LEISURE & CONSUMER STAPLES 11.3%
FOOD DISTRIBUTORS 2.3%
 15,500    Central European
           Distribution Corp(a)       515,995
 20,000    Performance Food
           Group Co.(a)               553,600
 34,300    Spartan Stores,
           Inc.(a)                    364,952
                                 ------------
                                    1,434,547
MOVIES & ENTERTAINMENT 0.9%
 19,800    The Walt Disney Co.        568,854
                                 ------------
PACKAGED FOODS & MEATS 1.8%
  5,500    General Mills, Inc.        270,325
  7,500    Ralcorp Holdings,
           Inc.                       355,125
 14,500    Smithfield Foods,
           Inc.(a)                    457,475
                                 ------------
                                    1,082,925
PHOTOGRAPHIC PRODUCTS 0.6%
 10,500    Eastman Kodak Co.          341,775
                                 ------------
RESTAURANTS 3.1%
 12,000    Panera Bread Co. -
           Class A(a)                 678,360
 20,700    Sonic Corp.(a)             691,380
 15,050    The Cheesecake
           Factory, Inc.              533,523
                                 ------------
                                    1,903,263
TOBACCO 2.6%
 12,400    Altria Group, Inc.         810,836
  6,600    Reynolds American,
           Inc.                       531,894
  5,200    Universal Corp.            238,004
                                 ------------
                                    1,580,734
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                             6,912,098

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
MATERIALS 5.7%
CONSTRUCTION MATERIALS 3.4%
  7,200    Eagle Materials,
           Inc.                  $    582,768
  7,600    Florida Rock
           Industries, Inc.           447,032
  7,300    Headwaters, Inc.(a)        239,586
  7,000    Lafarge North
           America, Inc.              409,150
  7,000    Martin Marietta
           Materials, Inc.            391,440
                                 ------------
                                    2,069,976
DIVERSIFIED CHEMICALS 1.1%
  2,800    Eastman Chemical Co.       165,200
 18,900    Hercules, Inc.(a)          273,861
 13,200    Penford Corp.              214,500
                                 ------------
                                      653,561
FERTILIZERS & AGRICULTURAL CHEMICALS 0.3%
  2,800    The Scotts Miracle-
           Gro Co.(a)                 196,644
                                 ------------
METAL & GLASS CONTAINERS 0.9%
 23,000    Owens-Illinois,
           Inc.(a)                    578,220
                                 ------------
TOTAL MATERIALS                     3,498,401
TELECOMMUNICATIONS & UTILITIES 5.7%
ELECTRIC UTILITIES 4.2%
 10,000    DTE Energy Co.             454,800
 31,500    El Paso Electric Co.       598,500
 12,600    PG&E Corp.                 429,660
 45,600    Sierra Pacific
           Resources(a)               490,200
 39,400    TECO Energy, Inc.          617,792
                                 ------------
                                    2,590,952
GAS UTILITIES 1.0%
 19,000    ONEOK, Inc.                585,580
                                 ------------
MULTI-UTILITIES & UNREGULATED POWER 0.5%
  6,400    Constellation Energy
           Group, Inc.                330,880
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                           3,507,412
                                 ------------
TOTAL UNITED STATES OF AMERICA     53,197,334


 62   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
AMERICAN DEPOSITARY RECEIPT 6.3%
BRAZIL 0.6%
MATERIALS 0.6%
STEEL 0.6%
 16,000    Companhia
           Siderurgica Nacional
           S.A., ADR             $    385,600
                                 ------------
TOTAL MATERIALS                       385,600
                                 ------------
TOTAL BRAZIL                          385,600

DENMARK 1.1%
ENERGY 1.1%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 1.1%
 12,000    Dampskibsselskabet
           Torm - ADR                 641,880
                                 ------------
TOTAL ENERGY                          641,880
                                 ------------
TOTAL DENMARK                         641,880

ISRAEL 0.7%
TELECOMMUNICATIONS & UTILITIES 0.7%
WIRELESS TELECOMMUNICATION SERVICES 0.7%
 50,000    Partner
           Communications Co.
           Ltd.(a)                    455,500
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             455,500
                                 ------------
TOTAL ISRAEL                          455,500

MEXICO 2.0%
MATERIALS 1.0%
CONSTRUCTION MATERIALS 1.0%
 16,405    Cemex S.A. de C.V.         594,681
                                 ------------
TOTAL MATERIALS                       594,681
TELECOMMUNICATIONS & UTILITIES 1.0%
WIRELESS TELECOMMUNICATION SERVICES 1.0%
 12,000    America Movil S.A.
           de C.V.                    619,200
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             619,200
                                 ------------
TOTAL MEXICO                        1,213,881
RUSSIA 0.9%
TELECOMMUNICATIONS & UTILITIES 0.9%
WIRELESS TELECOMMUNICATION SERVICES 0.9%
 15,400    Mobile Telesystems         541,926
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             541,926
                                 ------------
TOTAL RUSSIA                          541,926

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

SWITZERLAND 1.0%
INFORMATION TECHNOLOGY 1.0%
COMPUTER STORAGE & PERIPHERALS 1.0%
  9,900    Logitech
           International
           S.A.(a)               $    602,712
                                 ------------
TOTAL INFORMATION TECHNOLOGY          602,712
                                 ------------
TOTAL SWITZERLAND                     602,712
                                 ------------
TOTAL AMERICAN DEPOSITARY
RECEIPT                             3,841,499

CANADA 1.8%
INDUSTRIALS 1.8%
RAILROADS 1.8%
  5,000    Canadian National
           Railway Co.                316,550
 21,100    Canadian Pacific
           Railway Ltd.               758,967
                                 ------------
TOTAL INDUSTRIALS                   1,075,517
                                 ------------
TOTAL CANADA                        1,075,517

HONG KONG 0.7%
INFORMATION TECHNOLOGY 0.7%
INTERNET SOFTWARE & SERVICES 0.7%
 14,200    SINA Corp.(a)              441,052
                                 ------------
TOTAL INFORMATION TECHNOLOGY          441,052
                                 ------------
TOTAL HONG KONG                       441,052

UNITED KINGDOM 1.0%
ENERGY 1.0%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 1.0%
 32,800    Top Tankers, Inc.          608,440
                                 ------------
TOTAL ENERGY                          608,440
                                 ------------
TOTAL UNITED KINGDOM                  608,440

BAHAMAS 1.0%
ENERGY 1.0%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 1.0%
 13,200    Teekay Shipping
           Corp.                      593,340
                                 ------------
TOTAL ENERGY                          593,340
                                 ------------
TOTAL BAHAMAS                         593,340

BERMUDA 0.8%
INFORMATION TECHNOLOGY 0.8%
SEMICONDUCTORS 0.8%
 13,200    Marvell Technology
           Group, Ltd.(a)             506,088
                                 ------------
TOTAL INFORMATION TECHNOLOGY          506,088
                                 ------------
TOTAL BERMUDA                         506,088


                                                   Schedule of Investments    63

ICON Long/Short Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
CAYMAN ISLANDS 0.9%
INFORMATION TECHNOLOGY 0.9%
INTERNET SOFTWARE & SERVICES 0.9%
 11,700    Netease.com, Inc.(a)  $    564,057
                                 ------------
TOTAL INFORMATION TECHNOLOGY          564,057
                                 ------------
TOTAL CAYMAN ISLANDS                  564,057
                                 ------------
TOTAL COMMON STOCKS (COST
$54,884,696)                       60,827,327

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS 0.0%
VARIABLE RATE DEMAND NOTES 0.0%
    488    American Family
           Demand Note,
           2.4663%#              $        488
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $488)                               488
                                 ------------
TOTAL INVESTMENTS 99.6% (COST
$54,885,184)                       60,827,815
OTHER ASSETS LESS LIABILITIES
0.4%                                  239,276
                                 ------------
NET ASSETS 100.0%                $ 61,067,091
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005.

Dates shown on securities are due dates of the obligations.


 64   Schedule of Investments

                                                    Schedule of Short Securities

                                                            ICON Long/Short Fund
                                                      March 31, 2005 (unaudited)

                                     MARKET
SHARES        SHORT SECURITIES       VALUE
---------------------------------------------
  8,400    Arch Coal, Inc.         $  361,284
 30,000    Aspect Communications
           Corp.(a)                   312,300
 26,100    Aztar Corp.(a)             745,416
 32,500    BMC Software, Inc.(a)      487,500
  1,500    Chicago Mercantile
           Exchange                   291,045
 22,000    Computer Associates
           International, Inc.        596,200
 17,000    Cymer, Inc.(a)             455,090
 35,000    eSPEED, Inc.(a)            322,000
 15,000    FileNET Corp.(a)           341,700
 10,800    Massey Energy Co.          432,432
 25,800    McAfee, Inc.(a)            582,048
120,000    Novell, Inc.(a)            715,200
 24,000    Novellus Systems,
           Inc.(a)                    641,520
 45,300    Pinnacle
           Entertainment, Inc.(a)     756,510
 35,000    Siebel Systems,
           Inc.(a)                    319,550
 43,000    Ultratech, Inc.(a)         627,800
 20,000    VERITAS Software
           Corp.(a)                   464,400
 24,800    WMS Industries,
           Inc.(a)                    698,368
                                   ----------
TOTAL SHORT SECURITIES (PROCEEDS
OF $8,897,151)                     $9,150,363
                                   ==========

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.


                                              Schedule of Short Securities    65

Six Month Hypothetical Expense Example
March 31, 2005 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (10/1/04 - 3/31/05).

ACTUAL EXPENSES
The first set of lines in the table for each Fund provide information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses, and interest expenses or dividends on short positions taken by the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second set of lines in the table for each Fund provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


 66   Expense Example

                                         BEGINNING            ENDING           EXPENSES PAID
                                       ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD
                                          10/1/04             3/31/05        10/1/04-3/31/05*
-----------------------------------------------------------------------------------------------
ICON BOND FUND
-----------------------------------------------------------------------------------------------
CLASS C   Actual Expenses                 $1,000              $  997              $ 8.91
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,016              $ 9.00
-----------------------------------------------------------------------------------------------
CLASS I   Actual period return            $1,000              $1,000              $ 5.93
-----------------------------------------------------------------------------------------------
          Hypothetical
                                          $1,000              $1,019              $ 5.99
-----------------------------------------------------------------------------------------------
CLASS Z   Actual period return            $1,000              $1,002              $ 4.19
-----------------------------------------------------------------------------------------------
          Hypothetical
                                          $1,000              $1,021              $ 4.23
-----------------------------------------------------------------------------------------------
ICON CORE EQUITY FUND
-----------------------------------------------------------------------------------------------
CLASS C   Actual Expenses                 $1,000              $1,079              $10.47
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,015              $10.15
-----------------------------------------------------------------------------------------------
CLASS I   Actual Expenses                 $1,000              $1,084              $ 6.65
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,019              $ 6.44
-----------------------------------------------------------------------------------------------
CLASS Z   Actual Expenses                 $1,000              $1,085              $ 5.15
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,020              $ 4.99
-----------------------------------------------------------------------------------------------
ICON COVERED CALL FUND
-----------------------------------------------------------------------------------------------
CLASS C   Actual Expenses                 $1,000              $1,047              $11.23
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,014              $11.05
-----------------------------------------------------------------------------------------------
CLASS I   Actual Expenses                 $1,000              $1,052              $ 7.42
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,018              $ 7.29
-----------------------------------------------------------------------------------------------
CLASS Z   Actual Expenses                 $1,000              $1,053              $ 5.94
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,019              $ 5.84
-----------------------------------------------------------------------------------------------
ICON EQUITY INCOME FUND
-----------------------------------------------------------------------------------------------
CLASS C   Actual Expenses                 $1,000              $1,057              $11.28
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,014              $11.05
-----------------------------------------------------------------------------------------------
CLASS I   Actual Expenses                 $1,000              $1,062              $ 6.63
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,019              $ 6.49
-----------------------------------------------------------------------------------------------
CLASS Z   Actual Expenses                 $1,000              $1,063              $ 5.30
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,020              $ 5.19
-----------------------------------------------------------------------------------------------


                                                           Expense Example    67

March 31, 2005 (unaudited)

                                         BEGINNING            ENDING           EXPENSES PAID
                                       ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD
                                          10/1/04             3/31/05        10/1/04-3/31/05*
-----------------------------------------------------------------------------------------------
ICON LONG/SHORT FUND
-----------------------------------------------------------------------------------------------
CLASS C   Actual Expenses                 $1,000              $1,113              $12.12
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,014              $11.55
-----------------------------------------------------------------------------------------------
CLASS I   Actual Expenses                 $1,000              $1,118              $ 8.18
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,017              $ 7.80
-----------------------------------------------------------------------------------------------
CLASS Z   Actual Expenses                 $1,000              $1,118              $ 6.87
-----------------------------------------------------------------------------------------------
          Hypothetical Example
          (5% return before
          expenses)
                                          $1,000              $1,019              $ 6.54
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


 68   Expense Example

                                            Statements of Assets and Liabilities

                                                      March 31, 2005 (unaudited)

                                                                      ICON          ICON           ICON          ICON
                                                      ICON            CORE         COVERED        EQUITY      LONG/SHORT
                                                    BOND FUND     EQUITY FUND     CALL FUND    INCOME FUND       FUND
                                                   -----------    ------------   -----------   ------------   -----------
ASSETS
  Investments, at cost                             $70,278,229    $114,299,422   $47,463,524   $119,865,936   $54,885,184
                                                   -----------    ------------   -----------   ------------   -----------
  Investments, at value                             70,568,452     133,788,687    53,809,780    134,249,894    60,827,815
  Cash                                                 700,483           5,494        33,871          5,331             -
  Deposits for short sales                                   -               -             -              -     9,073,172
  Receivables:
    Fund shares sold                                   212,212         491,189       164,858        189,825       152,553
    Investments sold                                         -         951,703             -      5,194,538       579,515
    Interest                                           822,667           4,948            44        289,209           868
    Dividends                                                -          57,643        47,176        182,081        53,844
    Expense reimbursements by Advisor                   29,697               -        42,530         13,645         7,206
  Other assets                                           2,544           4,236         1,858          5,401         1,027
                                                   -----------    ------------   -----------   ------------   -----------
  Total Assets                                      72,336,055     135,303,900    54,100,117    140,129,924    70,696,000
                                                   -----------    ------------   -----------   ------------   -----------
LIABILITIES
  Options written, at value (premiums received of
    $0, $0, $1,030,299, $0 and $0, respectively)             -               -     1,056,190              -             -
  Common stocks sold short, at value (proceeds of
    $0, $0, $0, $0 and $8,897,151, respectively)             -               -             -              -     9,150,363
  Payables:
    Due to custodian bank                                    -               -             -              -       352,361
    Investments bought                                 700,483         543,201             -      1,393,246             -
    Fund shares redeemed                                 3,040           4,424        31,846         67,306         1,789
    Distributions due to shareholders                  244,482               -             -        335,133             -
    Advisory fees & fee waiver recoupment               35,700          84,720        34,728         89,877        44,213
    Accrued distribution fees                           15,098          70,283        13,000         30,778        17,166
    Fund accounting, custodial and transfer agent
      fees                                              20,703          23,122        16,037         24,715        16,648
    Administration fees                                  2,975           5,648         2,315          5,992         2,601
  Accrued expenses                                      44,095          26,011        42,390         51,569        43,768
                                                   -----------    ------------   -----------   ------------   -----------
  Total Liabilities                                  1,066,576         757,409     1,196,506      1,998,616     9,628,909
                                                   -----------    ------------   -----------   ------------   -----------
NET ASSETS - ALL SHARE CLASSES                     $71,269,479    $134,546,491   $52,903,611   $138,131,308   $61,067,091
                                                   ===========    ============   ===========   ============   ===========
NET ASSETS - CLASS I                               $70,414,847    $ 67,432,909   $49,892,578   $134,991,317   $52,248,068
                                                   ===========    ============   ===========   ============   ===========
NET ASSETS - CLASS C                               $   852,887    $ 67,029,350   $ 3,007,803   $  3,118,128   $ 8,726,609
                                                   ===========    ============   ===========   ============   ===========
NET ASSETS - CLASS Z                               $     1,745    $     84,232   $     3,230   $     21,863   $    92,414
                                                   ===========    ============   ===========   ============   ===========
NET ASSETS CONSIST OF
  Paid-in capital                                  $70,947,851    $117,708,500   $47,573,783   $119,834,653   $55,282,459
  Accumulated undistributed net investment
    income/(loss)                                        8,425        (472,567)     (147,577)       709,220      (162,371)
  Accumulated undistributed net realized
    gain/(loss) from investments                        22,980      (2,178,707)     (842,960)     3,203,477       257,584
  Unrealized appreciation/(depreciation) on
    securities, written options and securities
    sold short                                         290,223      19,489,265     6,320,365     14,383,958     5,689,419
                                                   -----------    ------------   -----------   ------------   -----------
NET ASSETS                                         $71,269,479    $134,546,491   $52,903,611   $138,131,308   $61,067,091
                                                   ===========    ============   ===========   ============   ===========
  Shares outstanding (unlimited shares
    authorized, no par value)
    Class I                                          6,876,591       4,869,850     3,733,034      8,994,261     3,469,768
    Class C                                             83,155       5,004,637       229,367        208,730       590,291
    Class Z                                                171           6,067           241          1,457         6,123
  Net asset value (offering and redemption price
    per share)
    Class I                                        $     10.24    $      13.85   $     13.37   $      15.01   $     15.06
    Class C                                        $     10.26    $      13.39   $     13.11   $      14.94   $     14.78
    Class Z                                        $     10.24(a) $      13.88   $     13.40   $      15.01   $     15.09

(a) Net assets divided by shares outstanding may not recalculate due to the rounding of net assets and/or shares outstanding.

The accompanying notes are an integral part of the financial statements.

                                                      Financial Statements    69

Statements of Operations

For the period ended March 31, 2005 (unaudited)

                                                                    ICON           ICON           ICON           ICON
                                                     ICON           CORE          COVERED        EQUITY       LONG/SHORT
                                                   BOND FUND     EQUITY FUND     CALL FUND     INCOME FUND       FUND
                                                  -----------    -----------    -----------    -----------    ----------
INVESTMENT INCOME
  Interest                                        $ 1,644,364    $   30,977     $     1,837    $  486,914     $   23,242
  Dividends                                                 -       477,309         228,481     1,579,284        196,756
  Foreign taxes withheld                                    -        (1,154)           (139)      (12,818)          (498)
                                                  -----------    -----------    -----------    -----------    ----------
  Total Investment Income                           1,644,364       507,132         230,179     2,053,380        219,500
                                                  -----------    -----------    -----------    -----------    ----------
EXPENSES
  Advisory fees                                       195,069       442,203         190,653       502,554        195,269
  Distribution fees:
    Class I                                            80,346        70,888          60,494       164,266         49,935
    Class C                                             3,165       305,729          12,213        12,916         29,687
  Fund accounting, custodial and transfer
    agent fees                                         56,977        62,451          45,502        70,094         44,724
  Administration fees                                  15,725        28,552          12,299        32,418         11,180
  Audit fees                                            4,203         7,309           3,116         8,537          2,562
  Registration fees:
    Class I                                             9,777         9,137           8,611        12,128          8,972
    Class C                                             8,236         8,563           8,136         8,248          8,488
  Legal fees                                              683         1,197             527         1,407            406
  Insurance expense                                     1,747         2,741           1,226         3,385            757
  Trustee fees and expenses                             3,711         6,538           2,843         7,647          2,172
  Shareholder reports                                  11,733        20,747           9,084        24,079          7,533
  Interest Expense                                         57             -          10,640           144            421
  Dividends on short positions                              -             -               -             -          3,380
  Other expenses                                       28,838        13,644          54,942        42,138         23,369
                                                  -----------    -----------    -----------    -----------    ----------
  Total expenses before expense
    (reimbursement)/recoupment                        420,267       979,699         420,286       889,961        388,855
                                                  -----------    -----------    -----------    -----------    ----------
  Expense (reimbursement)/recoupment by
    Advisor due to expense limitation
    agreement                                         (29,697)            -         (42,530)      (13,645)        (7,206)
                                                  -----------    -----------    -----------    -----------    ----------
  Net Expenses                                        390,570       979,699         377,756       876,316        381,649
                                                  -----------    -----------    -----------    -----------    ----------
NET INVESTMENT INCOME (LOSS)                        1,253,794      (472,567)       (147,577)    1,177,064       (162,149)
                                                  -----------    -----------    -----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
  Net realized gain/(loss) from:
    Investment transactions                             6,320     5,959,817       1,935,632     3,067,845        401,107
    Written options                                         -             -      (2,308,345)            -              -
    Securities sold short                                   -             -               -             -       (143,482)
                                                  -----------    -----------    -----------    -----------    ----------
  Total net realized gain/(loss)                        6,320     5,959,817        (372,713)    3,067,845        257,625
                                                  -----------    -----------    -----------    -----------    ----------
  Change in net unrealized
    appreciation/(depreciation) on securities,
    written options and securities sold short      (1,418,089)    2,901,102       3,020,957     3,622,533      4,033,424
                                                  -----------    -----------    -----------    -----------    ----------
  Net realized and unrealized gain/(loss) on
    investments                                    (1,411,769)    8,860,919       2,648,244     6,690,378      4,291,049
                                                  -----------    -----------    -----------    -----------    ----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $  (157,975)   $8,388,352     $ 2,500,667    $7,867,442     $4,128,900
                                                  ===========    ===========    ===========    ===========    ==========

The accompanying notes are an integral part of the financial statements.

 70   Financial Statements

                       THIS PAGE INTENTIONALLY LEFT BLANK

Statements of Changes in Net Assets

                                                     ICON BOND FUND                      ICON CORE EQUITY FUND
                                          ------------------------------------    ------------------------------------
                                           PERIOD ENDED                            PERIOD ENDED
                                          MARCH 31, 2005        YEAR ENDED        MARCH 31, 2005        YEAR ENDED
                                           (UNAUDITED)      SEPTEMBER 30, 2004     (UNAUDITED)      SEPTEMBER 30, 2004
                                          --------------    ------------------    --------------    ------------------
OPERATIONS
  Net investment income/(loss)             $  1,253,794        $  1,994,678        $   (472,567)       $   (861,159)
  Net realized gain/(loss) from
    investments transactions, written
    options and securities sold short             6,320             772,882           5,959,817           5,419,845
  Change in net unrealized
    appreciation/(depreciation) on
    securities, written options and
    securities sold short                    (1,418,089)           (160,120)          2,901,102           6,605,972
                                          --------------    ------------------    --------------    ------------------
  Net increase/(decrease) in net
    assets resulting from operations           (157,975)          2,607,440           8,388,352          11,164,658
                                          --------------    ------------------    --------------    ------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
  Net investment income
    Class I                                  (1,383,631)         (1,972,705)                  -                   -
    Class C                                     (14,833)            (11,095)                  -                   -
    Class Z                                         (28)                (10)                  -                   -
  Net realized gains
    Class I                                    (338,815)                  -                   -                   -
    Class C                                      (4,379)                  -                   -                   -
    Class Z                                          (6)                  -                   -                   -
                                          --------------    ------------------    --------------    ------------------
  Net decrease from dividends and
    distributions                            (1,741,692)         (1,983,810)                  -                   -
                                          --------------    ------------------    --------------    ------------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class I                                  33,422,193          33,416,648          20,587,176          16,988,164
    Class C                                     714,238             342,757          13,432,647          18,403,784
    Class Z                                       1,210                 645              47,558              35,784
  Reinvested dividends and
    distributions
    Class I                                   1,475,479           1,971,854                   -                   -
    Class C                                      16,655              10,191                   -                   -
    Class Z                                          27                  10                   -                   -
  Shares repurchased
    Class I                                 (24,108,781)        (13,848,513)         (4,440,191)        (13,079,331)
    Class C                                    (224,998)           (241,960)         (3,876,031)         (6,132,345)
    Class Z                                        (120)                  -              (2,830)             (1,884)
                                          --------------    ------------------    --------------    ------------------
  Net increase/(decrease) from fund
    share transactions                       11,295,903          21,651,632          25,748,329          16,214,172
                                          --------------    ------------------    --------------    ------------------
  Total net increase/(decrease) in net
    assets                                    9,396,236          22,275,262          34,136,681          27,378,830
NET ASSETS
  Beginning of period                        61,873,243          39,597,981         100,409,810          73,030,980
                                          --------------    ------------------    --------------    ------------------
  End of period                            $ 71,269,479        $ 61,873,243        $134,546,491        $100,409,810
                                          ==============    ==================    ==============    ==================


 72   Financial Statements

           ICON COVERED CALL FUND                ICON EQUITY INCOME FUND                  ICON LONG/SHORT FUND
    ------------------------------------   ------------------------------------   ------------------------------------
     PERIOD ENDED                           PERIOD ENDED                           PERIOD ENDED
    MARCH 31, 2005        YEAR ENDED       MARCH 31, 2005        YEAR ENDED       MARCH 31, 2005        YEAR ENDED
     (UNAUDITED)      SEPTEMBER 30, 2004    (UNAUDITED)      SEPTEMBER 30, 2004    (UNAUDITED)      SEPTEMBER 30, 2004
    --------------    ------------------   --------------    ------------------   --------------    ------------------
     $  (147,577)        $  (169,445)       $  1,177,064        $  1,986,249       $  (162,149)        $  (108,267)
        (372,713)          2,216,139           3,067,845           1,009,178           257,625           1,862,548
       3,020,957             701,636           3,622,533           6,839,072         4,033,424             108,880
    --------------    ------------------   --------------    ------------------   --------------    ------------------
       2,500,667           2,748,330           7,867,442           9,834,499         4,128,900           1,863,161
    --------------    ------------------   --------------    ------------------   --------------    ------------------
               -                   -          (1,145,392)         (1,955,243)                -                   -
               -                   -             (12,764)            (18,936)             (222)                  -
               -                   -                (202)               (169)                -                   -
      (2,014,072)           (813,994)           (690,470)                  -        (1,266,628)           (122,911)
         (97,417)            (11,304)            (13,763)                  -          (183,132)             (7,238)
            (118)                  -                (103)                  -            (1,524)                  -
    --------------    ------------------   --------------    ------------------   --------------    ------------------
      (2,111,607)           (825,298)         (1,862,694)         (1,974,348)       (1,451,506)           (130,149)
    --------------    ------------------   --------------    ------------------   --------------    ------------------
      11,982,321          28,282,997          24,437,117          84,251,666        31,375,755          21,568,653
       1,275,119           1,905,597           1,230,905           1,466,895         4,691,414           3,489,408
             671               3,139               6,658              13,644            55,269              32,109
       1,901,482             802,492           1,410,925           1,849,956         1,158,739             121,354
          88,746              10,975              20,035              17,806           163,651               7,238
             118                   -                 235                 169             1,524                   -
      (7,328,866)         (9,000,921)        (14,307,753)        (18,768,921)       (7,084,535)         (8,589,480)
        (333,296)           (127,212)           (122,189)           (296,277)         (199,517)           (129,159)
            (790)                  -                   -                 (19)             (395)                  -
    --------------    ------------------   --------------    ------------------   --------------    ------------------
       7,585,505          21,877,067          12,675,933          68,534,919        30,161,905          16,500,123
    --------------    ------------------   --------------    ------------------   --------------    ------------------
       7,974,565          23,800,099          18,680,681          76,395,070        32,839,299          18,233,135
      44,929,046          21,128,947         119,450,627          43,055,557        28,227,792           9,994,657
    --------------    ------------------   --------------    ------------------   --------------    ------------------
     $52,903,611         $44,929,046        $138,131,308        $119,450,627       $61,067,091         $28,227,792
    ==============    ==================   ==============    ==================   ==============    ==================


                                                      Financial Statements    73

                                                     ICON BOND FUND                      ICON CORE EQUITY FUND
                                          ------------------------------------    ------------------------------------
                                           PERIOD ENDED                            PERIOD ENDED
                                          MARCH 31, 2005        YEAR ENDED        MARCH 31, 2005        YEAR ENDED
                                           (UNAUDITED)      SEPTEMBER 30, 2004     (UNAUDITED)      SEPTEMBER 30, 2004
                                          --------------    ------------------    --------------    ------------------
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class I                                   3,190,547           3,199,688           1,493,982           1,380,045
    Class C                                      67,743              32,748           1,015,224           1,535,906
    Class Z                                         115                  63               3,467               2,959
  Reinvested dividends and
    distributions
    Class I                                     140,980             188,665                   -                   -
    Class C                                       1,589                 979                   -                   -
    Class Z                                           3                   1                   -                   -
  Shares repurchased
    Class I                                  (2,301,332)         (1,319,789)           (323,604)         (1,060,722)
    Class C                                     (21,340)            (23,478)           (290,809)           (511,842)
    Class Z                                         (11)                  -                (205)               (154)
                                          --------------    ------------------    --------------    ------------------
  Net increase/(decrease)                     1,078,294           2,078,877           1,898,055           1,346,192
                                          --------------    ------------------    --------------    ------------------
  Shares outstanding beginning of
    period                                    5,881,623           3,802,746           7,982,499           6,636,307
                                          --------------    ------------------    --------------    ------------------
  Shares outstanding end of period            6,959,917           5,881,623           9,880,554           7,982,499
                                          ==============    ==================    ==============    ==================
PURCHASE AND SALES OF INVESTMENT
SECURITIES
(excluding short-term securities and
written options)
  Purchase of securities (including
    short sale transactions)               $  9,511,989        $ 14,692,029        $ 75,252,919        $117,495,384
  Proceeds from sales of securities
    (including short sale
    transactions)                            11,425,721          14,436,998          51,298,016         101,917,674
  Purchases of long-term U.S.
    government securities                    12,119,067          22,260,709                   -                   -
  Proceeds from sales of long-term
    U.S. government securities               14,226,978           1,889,387                   -                   -
  ACCUMULATED UNDISTRIBUTED NET
    INVESTMENT INCOME/(LOSS)               $      8,425        $    153,123        $   (472,567)       $          -
                                          ==============    ==================    ==============    ==================

The accompanying notes are an integral part of the financial statements.


 74   Financial Statements

           ICON COVERED CALL FUND                ICON EQUITY INCOME FUND                  ICON LONG/SHORT FUND
    ------------------------------------   ------------------------------------   ------------------------------------
     PERIOD ENDED                           PERIOD ENDED                           PERIOD ENDED
    MARCH 31, 2005        YEAR ENDED       MARCH 31, 2005        YEAR ENDED       MARCH 31, 2005        YEAR ENDED
     (UNAUDITED)      SEPTEMBER 30, 2004    (UNAUDITED)      SEPTEMBER 30, 2004    (UNAUDITED)      SEPTEMBER 30, 2004
    --------------    ------------------   --------------    ------------------   --------------    ------------------
         894,739           2,169,073           1,650,754           5,938,018         2,108,811           1,570,724
          96,921             147,349              83,549             104,841           322,166             257,198
              50                 239                 437                 995             3,739               2,309
         141,902              63,040              92,036             128,188            77,095               9,511
           6,733                 877               1,313               1,248            11,065                 574
               9                   -                  15                  12               101                   -
        (546,524)           (681,412)           (952,265)         (1,336,866)         (474,581)           (632,107)
         (24,686)             (9,841)             (8,225)            (21,597)          (13,650)             (9,606)
             (57)                  -                   -                  (1)              (26)                  -
    --------------    ------------------   --------------    ------------------   --------------    ------------------
         569,087           1,689,325             867,614           4,814,838         2,034,720           1,198,603
    --------------    ------------------   --------------    ------------------   --------------    ------------------
       3,393,555           1,704,230           8,336,834           3,521,996         2,031,462             832,859
    --------------    ------------------   --------------    ------------------   --------------    ------------------
       3,962,642           3,393,555           9,204,448           8,336,834         4,066,182           2,031,462
    ==============    ==================   ==============    ==================   ==============    ==================
     $39,073,508         $74,412,247        $ 81,352,956        $111,360,137       $42,583,445         $38,171,546
      35,551,590          53,342,570          72,435,871          44,139,424        13,764,630          22,620,730
               -                   -                   -                   -                 -                   -
               -                   -                   -                   -                 -                   -
     $  (147,577)        $   249,818        $    709,220        $    690,514       $  (162,371)        $         -
    ==============    ==================   ==============    ==================   ==============    ==================


                                                      Financial Statements    75

Financial Highlights

                                                        INCOME FROM INVESTMENT
                                                              OPERATIONS
                                              -------------------------------------------

                                  NET ASSET      NET         NET REALIZED        TOTAL
                                   VALUE,     INVESTMENT    AND UNREALIZED        FROM
                                  BEGINNING    INCOME/      GAINS/(LOSSES)     INVESTMENT
                                  OF PERIOD   (LOSS)(x)     ON INVESTMENTS     OPERATIONS
                                  ---------   ----------   -----------------   ----------
ICON BOND FUND
  CLASS I
    Period Ended March 31, 2005
      (unaudited)                  $10.52       $ 0.20          $(0.20)          $ 0.00
    Year Ended September 30,
      2004                          10.41         0.45            0.10             0.55
    October 1, 2002 (inception)
      to September 30, 2003         10.00         0.42            0.38             0.80
  CLASS C
    Period Ended March 31, 2005
      (unaudited)                   10.54         0.17           (0.20)           (0.03)
    Year Ended September 30,
      2004                          10.42         0.38            0.12             0.50
    October 21, 2002 (inception)
      to September 30, 2003          9.79         0.37            0.60             0.97
  CLASS Z
    Period Ended March 31, 2005
      (unaudited)                   10.51         0.22           (0.19)            0.03
    May 6, 2004 (inception) to
      September 30, 2004            10.26         0.46           (0.02)            0.44
ICON CORE EQUITY FUND
  CLASS I
    Period Ended March 31, 2005
      (unaudited)                   12.78        (0.03)           1.10             1.07
    Year Ended September 30,
      2004                          11.12        (0.07)           1.73             1.66
    Year Ended September 30,
      2003                           9.50        (0.04)           1.66             1.62
    Year Ended September 30,
      2002                          10.04        (0.07)          (0.20)           (0.27)
    October 12, 2000 (inception)
      to September 30, 2001         10.00        (0.05)           0.09             0.04
  CLASS C
    Period Ended March 31, 2005
      (unaudited)                   12.41        (0.08)           1.06             0.98
    Year Ended September 30,
      2004                          10.88        (0.16)           1.69             1.53
    Year Ended September 30,
      2003                           9.36        (0.11)           1.63             1.52
    Year Ended September 30,
      2002                           9.98        (0.15)          (0.20)           (0.35)
    November 28, 2000
      (inception) to September
      30, 2001                      10.62        (0.10)          (0.54)           (0.64)
  CLASS Z
    Period Ended March 31, 2005
      (unaudited)                   12.79        (0.01)           1.10             1.09
    May 6, 2004 (inception) to
      September 30, 2004            12.07        (0.03)           0.75             0.72
ICON COVERED CALL FUND
  CLASS I
    Period Ended March 31, 2005
      (unaudited)                   13.25        (0.04)           0.73             0.69
    Year Ended September 30,
      2004                          12.40        (0.07)           1.36             1.29
    October 1, 2002 (inception)
      to September 30, 2003         10.00        (0.07)           2.47             2.40


                                             LESS DIVIDENDS AND DISTRIBUTIONS
                                  -------------------------------------------------------
                                  DIVIDENDS
                                     FROM      DISTRIBUTIONS                    TOTAL
                                     NET         FROM NET        RETURN       DIVIDENDS
                                  INVESTMENT     REALIZED          OF            AND
                                    INCOME         GAINS        CAPITAL     DISTRIBUTIONS
                                  ----------   -------------   ----------   -------------
ICON BOND FUND
  CLASS I
    Period Ended March 31, 2005
      (unaudited)                   $(0.22)       $(0.06)           -          $(0.28)
    Year Ended September 30,
      2004                           (0.44)            -            -           (0.44)
    October 1, 2002 (inception)
      to September 30, 2003          (0.39)            -            -           (0.39)
  CLASS C
    Period Ended March 31, 2005
      (unaudited)                    (0.19)        (0.06)           -           (0.25)
    Year Ended September 30,
      2004                           (0.38)            -            -           (0.38)
    October 21, 2002 (inception)
      to September 30, 2003          (0.34)            -            -           (0.34)
  CLASS Z
    Period Ended March 31, 2005
      (unaudited)                    (0.24)        (0.06)           -           (0.30)
    May 6, 2004 (inception) to
      September 30, 2004             (0.19)            -            -           (0.19)
ICON CORE EQUITY FUND
  CLASS I
    Period Ended March 31, 2005
      (unaudited)                        -             -            -               -
    Year Ended September 30,
      2004                               -             -            -               -
    Year Ended September 30,
      2003                               -             -            -               -
    Year Ended September 30,
      2002                               -         (0.27)           -           (0.27)
    October 12, 2000 (inception)
      to September 30, 2001              -             -            -               -
  CLASS C
    Period Ended March 31, 2005
      (unaudited)                        -             -                            -
    Year Ended September 30,
      2004                               -             -            -               -
    Year Ended September 30,
      2003                               -             -            -               -
    Year Ended September 30,
      2002                               -         (0.27)           -           (0.27)
    November 28, 2000
      (inception) to September
      30, 2001                           -             -            -               -
  CLASS Z
    Period Ended March 31, 2005
      (unaudited)                        -             -            -               -
    May 6, 2004 (inception) to
      September 30, 2004                 -             -            -               -
ICON COVERED CALL FUND
  CLASS I
    Period Ended March 31, 2005
      (unaudited)                        -         (0.57)           -           (0.57)
    Year Ended September 30,
      2004                               -         (0.44)           -           (0.44)
    October 1, 2002 (inception)
      to September 30, 2003              -             -            -               -


 76   Financial Highlights

                                                                                           RATIO OF NET INVESTMENT
                                                                RATIO OF EXPENSES TO          INCOME TO AVERAGE
                                                                AVERAGE NET ASSETS(a)           NET ASSETS(a)
                                                              -------------------------   -------------------------
    NET ASSET                                 AVERAGE NET       BEFORE         AFTER        BEFORE         AFTER
     VALUE,                  NET ASSETS,       ASSETS FOR       EXPENSE       EXPENSE       EXPENSE       EXPENSE     PORTFOLIO
     END OF       TOTAL     END OF PERIOD      THE PERIOD     LIMITATION/   LIMITATION/   LIMITATION/   LIMITATION/   TURNOVER
     PERIOD      RETURN*    (IN THOUSANDS)   (IN THOUSANDS)   RECOUPMENT    RECOUPMENT    RECOUPMENT    RECOUPMENT     RATE(b)
    ---------   ---------   --------------   --------------   -----------   -----------   -----------   -----------   ---------

     $10.24       (0.03)%      $70,415          $64,549          1.26%         1.19%          3.79%         3.86%       36.85%
      10.52        5.41%        61,502           46,295          1.29%         1.30%          4.28%         4.27%       37.98%

      10.41        8.19%        39,338           33,787          1.45%         1.30%          4.01%         4.16%       41.65%

      10.26       (0.29)%          853              749          4.05%         1.79%          1.01%         3.27%       36.85%
      10.54        4.83%           371              317          6.84%         1.90%          3.63%         8.57%       37.98%

      10.42        9.98%           260              199          2.05%         1.90%          3.48%         3.63%       41.65%

      10.24        0.22%             2                1          0.94%         0.84%          4.10%         4.20%       36.85%

      10.51        4.33%             1                1          0.86%         0.86%          4.60%         4.60%       37.98%

      13.85        8.37%        67,433           57,047          1.28%          N/A          (0.41)%         N/A        44.06%
      12.78       14.93%        47,273           43,044          1.33%          N/A          (0.59)%         N/A       116.26%
      11.12       17.05%        37,603           34,007          1.39%          N/A          (0.37)%         N/A       188.07%
       9.50       (3.23)%       42,232           37,577          1.36%          N/A          (0.58)%         N/A       107.82%

      10.04        0.40%        23,261           23,802          1.60%          N/A          (0.36)%         N/A       124.61%

      13.39        7.90%        67,029           61,436          2.02%          N/A          (1.16)%         N/A        44.06%
      12.41       14.06%        53,101           45,114          2.08%          N/A          (1.34)%         N/A       116.26%
      10.88       16.24%        35,428           30,459          2.14%          N/A          (1.12)%         N/A       188.07%
       9.36       (4.07)%       27,744           19,849          2.11%          N/A          (1.33)%         N/A       107.82%

       9.98       (6.03)%+       6,324            2,920          2.23%          N/A          (1.24)%         N/A       124.61%

      13.88        8.52%            84               65          0.99%          N/A          (0.14)%         N/A        44.06%

      12.79        5.97%            36               32          1.12%          N/A          (0.28)%         N/A       116.26%

      13.37        5.19%        49,893           48,596          1.59%         1.45%         (0.68)%       (0.54)%      68.20%
      13.25       10.53%        42,962           30,305          1.60%         1.45%         (0.67)%       (0.52)%     167.57%

      12.40       24.00%        20,981           14,544          2.07%         1.45%         (1.27)%       (0.65)%     184.24%


                                                      Financial Highlights    77

                                                      INCOME FROM INVESTMENT OPERATIONS
                                                   ----------------------------------------
                                       NET ASSET      NET        NET REALIZED
                                        VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                       BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                       OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS
                                       ---------   ----------   --------------   ----------
  CLASS C
    Period Ended March 31, 2005
      (unaudited)                       $13.06       $(0.08)        $ 0.70         $ 0.62
    Year Ended September 30, 2004        12.32        (0.16)          1.34           1.18
    November 21, 2002 (inception) to
      September 30, 2003                 10.75        (0.17)          1.74           1.57
  CLASS Z
    Period Ended March 31, 2005
      (unaudited)                        13.29        (0.02)          0.70           0.68
    May 6, 2004 (inception) to
      September 30, 2004                 12.86        (0.01)          0.44           0.43
ICON EQUITY INCOME FUND
  CLASS I
    Period Ended March 31, 2005
      (unaudited)                        14.33         0.13           0.83           0.96
    Year Ended September 30, 2004        12.22         0.31           2.09           2.40
    October 1, 2002 (inception) to
      September 30, 2003                 10.00         0.25           2.20           2.45
  CLASS C
    Period Ended March 31, 2005
      (unaudited)                        14.27         0.06           0.81           0.87
    Year Ended September 30, 2004        12.21         0.20           2.06           2.26
    November 8, 2002 (inception) to
      September 30, 2003                 10.63         0.16           1.59           1.75
  CLASS Z
    Period Ended March 31, 2005
      (unaudited)                        14.33         0.15           0.85           1.00
    May 10, 2004 (inception) to
      September 30, 2004                 13.43         0.39           0.70           1.09
ICON LONG/SHORT FUND(D)
  CLASS I
    Period Ended March 31, 2005
      (unaudited)                        13.92        (0.05)          1.69           1.64
    Year Ended September 30, 2004        12.00        (0.08)          2.16           2.08
    October 1, 2002 (inception) to
      September 30, 2003                 10.00        (0.07)          2.07           2.00
  CLASS C
    Period Ended March 31, 2005
      (unaudited)                        13.73        (0.10)          1.65           1.55
    Year Ended September 30, 2004        11.92        (0.18)          2.15           1.97
    October 17, 2002 (inception) to
      September 30, 2003                 10.61        (0.15)          1.46           1.31
  CLASS Z
    Period Ended March 31, 2005
      (unaudited)                        13.94        (0.03)          1.68           1.65
    May 6, 2004 (inception) to
      September 30, 2004                 13.99        (0.04)         (0.01)         (0.05)


                                                  LESS DIVIDENDS AND DISTRIBUTIONS
                                       -------------------------------------------------------
                                       DIVIDENDS    DISTRIBUTIONS
                                        FROM NET      FROM NET                       TOTAL
                                       INVESTMENT     REALIZED        RETURN     DIVIDENDS AND
                                         INCOME         GAINS       OF CAPITAL   DISTRIBUTIONS
                                       ----------   -------------   ----------   -------------
  CLASS C
    Period Ended March 31, 2005
      (unaudited)                             -        $(0.57)           -          $(0.57)
    Year Ended September 30, 2004             -         (0.44)           -           (0.44)
    November 21, 2002 (inception) to
      September 30, 2003                      -             -            -               -
  CLASS Z
    Period Ended March 31, 2005
      (unaudited)                             -         (0.57)           -           (0.57)
    May 6, 2004 (inception) to
      September 30, 2004                      -             -            -               -
ICON EQUITY INCOME FUND
  CLASS I
    Period Ended March 31, 2005
      (unaudited)                        $(0.20)        (0.08)           -           (0.28)
    Year Ended September 30, 2004         (0.29)            -            -           (0.29)
    October 1, 2002 (inception) to
      September 30, 2003                  (0.23)            -            -           (0.23)
  CLASS C
    Period Ended March 31, 2005
      (unaudited)                         (0.12)        (0.08)           -           (0.20)
    Year Ended September 30, 2004         (0.20)            -            -           (0.20)
    November 8, 2002 (inception) to
      September 30, 2003                  (0.17)            -            -           (0.17)
  CLASS Z
    Period Ended March 31, 2005
      (unaudited)                         (0.24)        (0.08)           -           (0.32)
    May 10, 2004 (inception) to
      September 30, 2004                  (0.19)            -            -           (0.19)
ICON LONG/SHORT FUND(D)
  CLASS I
    Period Ended March 31, 2005
      (unaudited)                             -         (0.50)           -           (0.50)
    Year Ended September 30, 2004             -         (0.16)           -           (0.16)
    October 1, 2002 (inception) to
      September 30, 2003                      -             -            -               -
  CLASS C
    Period Ended March 31, 2005
      (unaudited)                             -         (0.50)           -           (0.50)
    Year Ended September 30, 2004             -         (0.16)           -           (0.16)
    October 17, 2002 (inception) to
      September 30, 2003                      -             -            -               -
  CLASS Z
    Period Ended March 31, 2005
      (unaudited)                             -         (0.50)           -           (0.50)
    May 6, 2004 (inception) to
      September 30, 2004                      -             -            -               -

(x) Calculated using the average share method.
 *  The total return calculation is for the period indicated.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.
(c) The limitation on expenses for Class Z shares occurred when the Advisor reimbursed the Fund for excise and income taxes incurred during the period (Note 5). These expenses were extraordinary expenses not subject to the contractual expense limitation discussed in Note 2.
(d) The Fund's operating expenses, not including dividends on short positions, are contractually limited to 2.30% for Class C, 1.55% for Class I, and 1.30% for Class Z. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
 + The total return for the Class C shares for the period November 28, 2000 (inception) to September 30, 2001 has been restated due to a mathematical error. The previous total return was (0.20%) (See Note 7).

The accompanying notes are an integral part of the financial statements.

 78   Financial Highlights

                                                                                           RATIO OF NET INVESTMENT
                                                                RATIO OF EXPENSES TO          INCOME TO AVERAGE
                                                AVERAGE         AVERAGE NET ASSETS(a)           NET ASSETS(a)
       NET                   NET ASSETS,          NET         -------------------------   -------------------------
      ASSET                     END OF         ASSETS FOR       BEFORE         AFTER        BEFORE         AFTER
     VALUE,                     PERIOD         THE PERIOD       EXPENSE       EXPENSE       EXPENSE       EXPENSE     PORTFOLIO
     END OF       TOTAL          (IN              (IN         LIMITATION/   LIMITATION/   LIMITATION/   LIMITATION/   TURNOVER
     PERIOD      RETURN*      THOUSANDS)       THOUSANDS)     RECOUPMENT    RECOUPMENT    RECOUPMENT    RECOUPMENT     RATE(b)
    ---------   ---------   --------------   --------------   -----------   -----------   -----------   -----------   ---------
     $13.11        4.72%       $  3,008         $  2,457         2.98%         2.20%         (2.05)%       (1.27)%      68.20%
      13.06        9.69%          1,964              838         3.89%         2.20%         (2.93)%       (1.23)%     167.57%

      12.32       14.60%            148               50         2.83%         2.20%         (2.13)%       (1.50)%     184.24%


      13.40        5.26%              3                3         1.24%         1.16%         (0.33)%       (0.25)%      68.20%


      13.29        3.34%              3                2         1.12%         1.12%         (0.11)%       (0.11)%     167.57%


      15.01        6.17%        134,991          131,977         1.30%         1.29%          1.76%         1.77%       55.43%
      14.33       19.69%        117,552           88,318         1.35%         1.37%          2.25%         2.23%       51.84%

      12.22       24.72%         42,474           25,288         1.72%         1.45%          2.23%         2.30%       35.17%


      14.94        5.71%          3,118            2,602         2.68%         2.20%          0.39%         0.87%       55.43%
      14.27       18.56%          1,885            1,053         3.47%         2.20%          0.12%         1.40%       51.84%

      12.21       16.63%            581              348         2.48%         2.20%          1.10%         1.38%       35.17%


      15.01        6.30%             22               19         1.04%         1.03%          2.00%         2.01%       55.43%

      14.33        8.12%             14               12         1.11%         0.97%(c)       2.62%         2.76%       51.84%



      15.06       11.79%         52,248           40,293         1.57%         1.57%         (0.59)%       (0.59)%      32.38%
      13.92       17.42%         24,480           14,374         2.15%         1.74%         (1.03)%       (0.62)%     148.32%

      12.00       20.00%          9,726            6,997         3.09%         1.55%         (2.20)%       (0.66)%     162.25%


      14.78       11.28%          8,727            5,994         2.55%         2.31%         (1.57)%       (1.33)%      32.38%
      13.73       16.61%          3,716            1,417         3.70%         2.49%         (2.57)%       (1.35)%     148.32%

      11.92       12.35%            269              186         3.84%         2.30%         (2.99)%       (1.45)%     162.25%


      15.09       11.84%             92               61         1.27%         1.31%         (0.30)%       (0.34)%      32.38%

      13.94       (0.36)%            32               29         1.98%         1.76%         (0.50)%       (0.28)%     148.32%


                                                      Financial Highlights    79

Notes to Financial Statements

March 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Bond Fund ("Bond Fund"), ICON Core Equity Fund ("Core Equity Fund") ICON Covered Call Fund ("Covered Call Fund"), ICON Equity Income Fund ("Equity Income Fund"), and ICON Long/Short Fund ("Long/Short Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The ICON Core Equity Fund commenced operations on October 12, 2000; the other Funds commenced operations on October 1, 2002. Each Fund offers three classes of shares, Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently 12 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Core Equity Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Covered Call Fund is modest capital appreciation and to maximize realized gains from writing covered call options. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Long/Short Fund is capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund may invest in medium- and lower-quality debt securities. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. The Covered Call Fund invests in call options; call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. The Long/Short Fund invests short in securities; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically

 80   Notes to Financial Statements
associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In addition, in the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT VALUATION

The Funds' securities and other assets are valued as of the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to determine the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates

                                             Notes to Financial Statements    81
in other markets in determining fair value as of the time a Fund calculates its net asset value.

A security listed or traded primarily on a securities exchange or in the over-the-counter market is generally valued at its last sale price on the exchange or market where it is principally traded, except that securities primarily traded on NASDAQ are normally valued at the NASDAQ Official Closing Price. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Prior to February 22, 2005, London closing exchange rates were used to convert foreign security values into U.S. dollars. After that date, currency rates as of the close of the New York Stock Exchange were used to convert foreign security values into U.S. dollars.

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to purchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the period ended March 31, 2005.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or

 82   Notes to Financial Statements
depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations. The Funds did not enter into any forward foreign currency contracts during the period ended March 31, 2005.

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts as of March 31, 2005.

OPTIONS TRANSACTIONS

The Covered Call Fund writes (sells) call options as part of its normal investment activities. Each Fund may write (sell) put and call options only if it owns an offsetting position in the underlying security.


                                             Notes to Financial Statements    83

When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is assigned, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

SHORT SALES

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash equivalents or securities with the Fund's prime broker and segregated account at the Fund's custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund's prime broker.


 84   Notes to Financial Statements

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund distributes net investment income, if any, to shareholders quarterly. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes security transactions are accounted for on trade date. Gains and losses on securities sold are determined on the basis of identified cost.

ALLOCATION OF INCOME AND EXPENSES

Each class of a Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

                                             Notes to Financial Statements    85

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily nets assets of the Bond Fund, 0.75% of average daily net assets of the Core Equity, Covered Call and Equity Income Funds, and 0.85% of average daily net assets of the Long/Short Fund. ICON has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds' operating expenses do not exceed 1.60% for Class C, 1.00% for Class I and 0.75% for Class Z shares of the Bond Fund effective January 29, 2005. Prior to that date, ICON had contractually agreed to limit the expenses of the Bond Fund to 1.90% for Class C, 1.30% for Class I and 1.05% for Class Z shares. ICON has also contractually agreed to limit its investment advisory fee and/or reimburse certain operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that operating expenses do not exceed 2.20% for Class C, 1.45% for Class I and 1.20% for Class Z shares of the Covered Call and Equity Income Funds, and 2.30% for Class C, 1.55% for Class I and 1.30% for Class Z shares of the Long/Short Fund. The Bond Fund expense limitation will continue in effect until at least January 31, 2016 and the expenses limitation for the other Funds will continue until at least January 31, 2006.

To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed. For the period ended March 31, 2005, ICON's net reimbursement/(recoupment) during the period ended March 31, 2005 was $8,395 on Class C and $21,302 on Class I shares of the Bond Fund; $9,487 on Class C and $33,043 on Class I shares of the Covered Call Fund; $7,478 on Class C and $6,167 on Class I shares of the Equity Income Fund; and $7,229 on Class C and $(23) on Class I shares of the Long/Short Fund, respectively. These expense reimbursements are subject to recovery by ICON based on a rolling three-year period.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provided domestic custodial services, transfer agent services and fund accounting for the Funds during the period. For these services the Trust paid a fee for transfer agent and custody services at an annual rate of 0.055% on the first $500 million of average daily net assets, 0.05% on the next

 86   Notes to Financial Statements

$1 billion of average daily net assets, and 0.04% on the average daily net assets in excess of $1.5 billion. The Funds paid a minimum fee for fund accounting of $45,000 on the Core Equity Fund; $58,250 on the Bond Fund, Covered Call Fund, and Long/Short Fund; and $48,750 on the Equity Income Fund on the first $100 million of average net assets. Any amount above $100 million was charged 0.025% on the next $200 million of average daily net assets and 0.0125% on the daily average net assets in excess of $300 million for the Bond Fund, Covered Call Fund, Equity Income Fund and the Long/Short Fund. The Core Equity Fund was charged 0.0125% on any amount over $100 million and 0.0075% on any amount over $200 million. The Trust also paid for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

Effective April 1, 2005, the Trust retained BISYS Fund Services Ohio, Inc. ("BISYS") as Fund Accounting and Administration Services Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of Trust Assets, 0.0175% on assets over $1.75 billion and up to $5 billion, and 0.01% on assets in excess of $5 billion. Effective April 18, 2005, the Trust retained Brown Brothers Harriman ("BBH") as custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges. Effective April 25, 2005, the Trust retained Boston Financial Data Services, Inc. as the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities. This agreement provides for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

During the period, U.S. Bancorp provided sub-administration services to ICON for a sub-administration fee of 0.02% on the Trust's first $1.5 billion of average daily net assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. Effective April 1, 2005, ICON entered into a sub-

                                             Notes to Financial Statements    87
administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual 12b-1 and service fee of 0.85% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual 12b-1 and service fee of 1.00% of average daily net assets for Class C shares and an annual 12b-1 and service fee of 0.25% of average daily net assets for Class I shares. For the period ended March 31, 2005 the total amounts paid or payable to IDI pursuant to the 12b-1 Plan were $3,165 on Class C shares and $80,346 on Class I shares of the Bond Fund, $305,729 on Class C shares and $70,888 on Class I shares of the Core Equity Fund, $12,213 on Class C shares and $60,494 on Class I shares of the Covered Call Fund, $12,916 on Class C shares and $164,266 on Class I shares of the Equity Income Fund, and $29,687 on Class C shares and $49,935 on Class I shares of the Long/Short Fund.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer) receive no compensation from the Funds. There are certain employees of ICON, such as the Chief Compliance Officer and staff who administer the compliance program, for which the Funds reimburse ICON for certain amounts related to compensation and certain other expenses incurred. For the period ended March 31, 2005, the total related amounts paid by the Trust are included in Other Expenses on the Statements of Operations.

3. LINE OF CREDIT

The Funds had entered into Lines of Credit agreements with U.S. Bank that allows the Funds to borrow funds, subject to certain conditions for temporary purposes. Interest on these borrowings was calculated at prime, which was 5.5% at March 31, 2005. A commitment fee of $500 per line of credit has been


 88   Notes to Financial Statements
paid by each Fund. The maximum borrowing was limited to 25% of eligible securities held by the portfolio subject to the following maximums:

ICON Bond Fund                                                 $ 9,000,000
ICON Core Equity Fund                                          $15,000,000
ICON Covered Call Fund                                         $ 7,000,000
ICON Equity Income Fund                                        $25,000,000
ICON Long/Short Fund                                           $ 3,000,000

The Long/Short Fund had $352,361 outstanding on its line of credit as of March 31, 2005.

Effective April 18, 2005, the Fund entered into Lines of Credit agreements with BBH; the maximum borrowing is limited to 25% of eligible securities held by the portfolio subject to a maximum borrowing limit by the Trust of $135 million.

4. OPTIONS CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the ICON Covered Call Fund during the period ended March 31, 2005, were as follows:

                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-------------------------------------------------------------------------------------
Options outstanding, beginning of period                       11,776     $ 1,035,052
Options written during period                                   6,997       6,242,196
Options expired during period                                  (1,474)     (1,361,600)
Options closed during period                                   (4,095)     (4,460,399)
Options assigned during period                                   (413)       (424,950)
Options outstanding, end of period                             12,791       1,030,299

5. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.


                                             Notes to Financial Statements    89

The tax character of distributions paid during the periods indicated were as follows:

                                      ORDINARY     LONG-TERM     RETURN OF       TOTAL
                                       INCOME     CAPITAL GAIN    CAPITAL    DISTRIBUTIONS
------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2004
ICON Bond Fund                       $1,983,810     $     -         $-        $1,963,810
ICON Core Equity Fund                         -           -          -                 -
ICON Covered Call Fund                  825,244          54          -           825,298
ICON Equity Income Fund               1,974,348           -          -         1,974,348
ICON Long/Short Fund                    102,417      27,732          -           130,149
YEAR ENDED SEPTEMBER 30, 2003
ICON Bond Fund                        1,394,730           -          -         1,394,730
ICON Core Equity Fund                         -           -          -                 -
ICON Covered Call Fund                        -           -          -                 -
ICON Equity Income Fund                 555,767           -          -           555,767
ICON Long/Short Fund                          -           -          -                 -

Accumulated capital losses noted below represent net capital loss carryovers as of September 30, 2004 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire on September 30, 2010 and 2011.

During the year ended September 30, 2004, the following capital loss carryforwards were used:

ICON Bond Fund                                                 $      716
ICON Core Equity Fund                                           3,759,872
ICON Covered Call Fund                                                  -
ICON Equity Income Fund                                                 -
ICON Long/Short Fund                                                  445

The tax components of capital shown in the table below represent: (1) losses or deductions the portfolio may be able to offset against income and gains recognized in future years, and (2) post October loss deferrals.

                         ACCUMULATED      UNDISTRIBUTED    UNDISTRIBUTED    POST OCTOBER
                        CAPITAL LOSSES   ORDINARY INCOME   LONG-TERM GAIN    DEFERRALS
----------------------------------------------------------------------------------------
ICON Bond Fund            $        -       $  153,122         $359,860          $ -
ICON Core Equity Fund      8,138,524                -                -            -
ICON Covered Call Fund             -        1,404,286          707,268            -
ICON Equity Income
  Fund                             -          690,544          898,315            -
ICON Long/Short Fund               -          605,334          845,915            -


 90   Notes to Financial Statements

As of March 31, 2005, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

                                          UNREALIZED      UNREALIZED     NET APPRECIATION
                              COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
-----------------------------------------------------------------------------------------
ICON Bond Fund            $ 70,278,229   $   927,479     $  (637,256)      $   290,223
ICON Core Equity Fund      114,299,422    21,270,379      (1,781,114)       19,489,265
ICON Covered Call Fund      47,463,524     7,191,148        (870,783)        6,320,365
ICON Equity Income Fund    119,865,936    16,247,879      (1,863,921)       14,383,958
ICON Long/Short Fund        54,885,184     7,239,884      (1,550,465)        5,689,419

6. SEGREGATED ACCOUNT AND SHORT SALE COLLATERAL

As of March 31, 2005 the ICON Long/Short Fund had securities or cash deposits with the counterparty to the short sales in the amount of $9,073,172 as collateral for the short sales.

7. TOTAL RETURN RESTATEMENT

The ICON Core Equity Fund, Class C has restated its total return for the period ended September 30, 2001 from (0.20%) to (6.03%). The resulting decrease in total return of 5.83% was due to a mathematical error.


                                             Notes to Financial Statements    91

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

[ICON FUNDS LOGO]

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

[ICON FUNDS LOGO]

1-800-764-0442
www.iconadvisers.com

ICRPANNUDIV                                                I-142-DIV

                                                                > March 31, 2005

                                                               Investment Update
                                                              ICON FOREIGN FUNDS

                                                   ICON ASIA-PACIFIC REGION FUND
                                                                ICON EUROPE FUND
                                                  ICON INTERNATIONAL EQUITY FUND

      Semiannual Report
         (unaudited)

                                                               (ICON FUNDS LOGO)

                                                               Table of Contents

ABOUT THIS REPORT                                                 2

MESSAGE FROM ICON FUNDS                                           4

MANAGEMENT OVERVIEWS AND SCHEDULES OF INVESTMENTS
  ICON Asia-Pacific Region Fund                                   7
  ICON Europe Fund                                               16
  ICON International Equity Fund                                 26

HYPOTHETICAL EXPENSE EXAMPLE                                     37

FINANCIAL STATEMENTS                                             39

FINANCIAL HIGHLIGHTS                                             46

NOTES TO FINANCIAL STATEMENTS                                    48

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions and portfolio holdings as of March 31, 2005, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of March 31, 2005 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, these factors may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.


 2   About This Report

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging a Fund's performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (MSCI) indexes assume change in security prices and the deduction of local taxes. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

- The unmanaged MSCI Europe Index comprises approximately 600 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The unmanaged MSCI All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The MSCI All Country World Index ex-United States (ACWI ex-U.S.) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

- The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.


                                                          About This Report    3

Message from ICON Funds


--------------------------------------------------------------------------------
The fact that most countries have been in the midst of a two-year bull market may come as a surprise to many investors.
--------------------------------------------------------------------------------

Thank you for your continued investment in the ICON Foreign Funds and welcome to those of you receiving this report for the first time.

As you may know, ICON employs a value-based, bottom-up investment system of industry rotation to try to capture leading market themes that evolve over time. While intrinsic value is dynamic and always changing, stock prices have continued in their move toward fair value, even as a number of distractions have made for a volatile setting.

DEALING WITH DISTRACTIONS

At times like these, I often think of Douglas Adams, author of The Hitchhiker's Guide to the Galaxy, who wrote, "Nothing travels faster than the speed of light with the possible exception of bad news, which follows its own special laws."

Over the course of the past six months, investors worldwide have been inundated by a litany of bad news, ranging from Iraq, terrorism and oil prices to interest rates and budget deficits. Although foreign markets seemed to rise above these distractions during the first half of the reporting period, investors have since found it difficult to sort through these events despite the presence of generally solid economic and investment fundamentals -- and no clear signs of inflation.

Investors' behavior is highly reminiscent of patterns established last year, which featured fear-driven sell-offs and highly correlated industry dynamics in international markets. During market setbacks, economically sensitive and cyclical industries have declined the most while industries considered recession-proof have been the most resilient. In contrast, when the markets have advanced, cyclical industries have led the way while recession-proof industries have lagged.

PARTICIPATING IN THE ADVANCE

Given myriad doubts about international economies and earnings, and the volatility typically associated with a cyclical rally, the fact that most countries have been in the midst of a bull market may come as a surprise to many investors. International stocks have actually recorded a two-year advance.

Research into market history and investor behavior indicates to us that many investors assign the horrible and distasteful aspects of war as negatives for economic growth and company valuations. However, we have found no concrete evidence, past or present, to support such a relationship. For this reason, we believe that successful investors need to stay focused on the divergence between price and value, while also drawing a distinction between geopolitical concerns and the realities of investment fundamentals.

 4   Message from ICON Funds

    We apply our value-based, bottom-up industry rotation across the entire market in order to identify leading industry themes wherever they may emerge.

                                                       [CRAIG T. CALLAHAN PHOTO]

                                                       Craig T. Callahan
                                                       President

Our research has shown these fundamentals to be generally healthy and encouraging. By invoking the valuation-driven discipline that enables us to patiently ride through market turbulence, we have participated in the advance.

A MORE DIVERSE INDUSTRY COMPOSITION

No matter what the market environment, our approach remains consistent. At the end of the period, we measured the broad international market as significantly below our estimate of fair value. This discount makes sense to us as investors seemingly braced for a slowdown in economic growth and corporate earnings, although we believe the market has overreacted to these short-term concerns.

Nevertheless, what has become gradually apparent amid the market turmoil is that our recent focus on highly cyclical industries is no longer warranted. While economically sensitive sectors such as Energy, Materials and Industrials were clear market leaders during the first half of our reporting period, value and relative strength readings have since pointed us toward a more diverse composition of industries, including those widely considered to be defensive or recession-proof.

Accordingly, we were able to capture second-half upside within the Healthcare, Consumer Staples and Utilities sectors, where combinations of value and relative strength became increasingly more attractive. Healthcare, in particular, offered considerable breadth, with all eight industries in the sector trading at double-digit discounts to their intrinsic value and six posting above-average relative strength. Utilities were also quite compelling. Despite their so-called defensive tendencies, we view them as prospective market leaders.

International equity markets have apparently decoupled from domestic equity markets, with Europe and Japan moving in more of a steady upward path compared to the trading range seen in the U.S. However, due to the strengthening U.S. dollar, positive international returns appear to be benefiting from stock appreciation rather than currency strength, as opposed to events in 2004.


                                                    Message from ICON Funds    5

SEARCHING FOR VALUE

Having sustained market leadership for the past three years, it comes as no surprise that cyclical industries were decidedly volatile. Because of their sensitivity to economic fluctuations, these industries typically exhibit a higher standard deviation or variability, which often serves as a measure of risk. Capturing their leadership has been a challenge and has certainly made for some unpleasant periods. However, our system dictates that we not be swayed by emotion. We simply allow our system to direct us to the best values in the international markets.

ICON does not subscribe to the traditional style grid that classifies stocks by size -- small-cap, mid-cap or large-cap -- and by style, either value or growth. Instead, we apply our value-based, bottom-up industry rotation across the entire market in order to identify leading industry themes wherever they may emerge. In doing so, we are an all-cap manager and thus avoid arbitrary barriers or restrictions in our pursuit of value.

THE PRIVILEGE OF GUIDING YOU

In January, we had the good fortune to announce the promotions of three investment team members. We'd like to again take a moment to share the news. Portfolio Managers Robert Straus, Derek Rollingson and J.C. Waller, III have been promoted to Vice Presidents and have been named Chief Investment Officer, Director of Research and Director of Institutional Portfolio Management, respectively. Additionally, Scott Snyder has been named Assistant Portfolio Manager for the ICON Foreign Funds. These promotions recognize the outstanding and valuable contributions each has made to your investment.

In closing, we wish to thank you for the privilege of guiding you through these challenging markets. For current market updates, as well as up-to-date Fund, performance and account information, we invite you to visit our website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser


 6   Message from ICON Funds

                                                             Management Overview

                                                   ICON Asia-Pacific Region Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                  100.7%
Top 10 Equity Holdings                                                     18.3%
Number of Stocks                                                              94
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
Shimano, Inc.                                                               2.0%
Cosco Pacific Ltd.                                                          2.0%
Sumitomo Metal Industries Ltd.                                              2.0%
LG Engineering and Construction Corp.                                       1.9%
LG Corp.                                                                    1.8%
Esprit Holdings Ltd.                                                        1.8%
Marubeni Corp.                                                              1.7%
Singamas Container Holdings Ltd.                                            1.7%
TechTronic Industries Co., Ltd.                                             1.7%
Terumo Corp.                                                                1.7%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Asia-Pacific Region Fund appreciated 12.95% for the six-month period ended March 31, 2005, keeping pace with its benchmark, the MSCI All Country Pacific Index, which returned 13.06% over the same period. Total returns for other periods as of March 31, 2005 appear on page 11.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. In what could be described as a tale of two quarters, the Fund trailed its benchmark during the first half of the reporting period, but made up considerable ground during the second half to finish the period virtually in line with the index. While our focus on leading industry themes enhanced relative performance throughout the fiscal half-year, the Fund also profited from the weak U.S. dollar, which translated into currency gains for companies domiciled in non-dollar-denominated countries.

   On average, Asian markets outperformed U.S. markets during the period, as Asian shares continued to trade at deeper discounts and therefore closed a wider valuation gap. However, while performance in the U.S. market was attributed to small- and medium-capitalization stocks, the Fund maintained more of a large-cap bias during the period. Although this tilt was still underweight the Fund's predominantly large-cap benchmark, the Fund's relative overweight in small- and mid-cap stocks benefited relative performance.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying Asia-Pacific region securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization, investment style or country origin, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Conflicting markets characterized the six-month period, as a year-end cyclical theme gave way to volatility. Nevertheless, there are few signs that

                                                        Management Overview    7

ICON Asia-Pacific Region Fund

   the Tsunami disaster in December 2004 will have lasting long-term effects on the region's economic development. For that reason, Asian markets are expected to remain key contributors to global economic growth, supported by healthy domestic demand, strengthening interregional trade and increased economic integration.

   At the country level, after appearing to emerge from its protracted malaise, Japan once again slipped into a mild recession. Prospects for future growth appear uncertain, especially within the context of Asia's developing economies, where income growth has boosted consumer confidence and spending. Meanwhile, structural reforms are expected to moderate China's robust expansion to more sustainable levels. Given signs that domestic demand and investment growth are slowing, a soft landing should prove positive for this burgeoning economic powerhouse.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. While cyclical industries drove much of the Fund's upside momentum, the Industrials sector in particular contributed most to the Fund's performance versus the benchmark. The Fund maintained an active overweighting with broad participation throughout the sector, a move that paid off handsomely. Industry standouts included construction & farm machinery & heavy trucks and marine, which were linked to regional strength in shipbuilding. Positions in the Consumer Discretionary sector were also significant contributors, highlighted by vigorous gains in the distributors industry.

   Primary detractors surfaced within the Telecommunication & Utilities sector, specifically the electric utilities and integrated telecommunication services industries, while Leisure and Consumer Staples saw weakness in defensive industries such as packaged foods & meats.

   Stocks that contributed to Fund performance included shipbuilder Hanjin Heavy Industries & Construction, which capitalized on surging demand for cargo vessels and containers. Industrial products manufacturer Sumitomo Metal Industries boosted earnings by way of rising steel prices, while automotive distributor Jardine Cycle & Carriage Ltd. benefited from record-low finance rates that helped boost car and motorcycle sales.

   Among the Fund's principal company detractors, cargo shipper Kawasaki Kisen Kaisha declined when a convertible bond issue raised dilution fears related to the company's stock price. Also retreating was Jiangxi Copper Co. Ltd. as market woes came to bear on this leading Chinese copper producer. Meanwhile, lowered earnings guidance and an unfavorable currency exchange rate hurt industrial conglomerate Hyosung Corp. All three companies were sold from the Fund as their relative strength declined.


 8   Management Overview

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager
[SCOTT SNYDER PHOTO]
Scott Snyder
Assistant Portfolio Manager

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE ASIA-PACIFIC REGION?

A. Although the overall Asia-Pacific region remains economically robust, our focus remains on demonstrated industry valuation and relative strength to drive our investment decisions. While economically sensitive and defensive sectors alike have shown contradictory strength indicators, the Industrials sector continues to exhibit clear leadership, with Healthcare now emerging as a potential theme. Nevertheless, lagging sectors such as Information Technology and Financials are contributing to volatile markets, convincing us to be evermore vigilant in sticking to our discipline.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund trailed its benchmark early in the period, but made up considerable ground later on to finish virtually in line with the index.

- Our focus on leading industry themes enhanced relative performance during the period, as did the Fund's relative overweight position in small- and mid-cap stocks.
- Cyclical industries such as construction & farm machinery & heavy trucks, marine and distributors were significant contributors to Fund performance, while defensive-oriented electric utilities, integrated telecommunication services and packaged foods & meats detracted from performance.

- Stocks that contributed to Fund performance included Hanjin Heavy Industries & Construction, Sumitomo Metal Industries and Jardine Cycle & Carriage Ltd.

- Among the Fund's principal company detractors were Kawasaki Kisen Kaisha, Jiangxi Copper Co. Ltd. and Hyosung Corp.


                                                        Management Overview    9

TOP COUNTRIES
March 31, 2005

                             Japan
                                    38.7%
                       South Korea
                                    23.7%
                         Hong Kong
                                    17.5%
                         Singapore
                                    8.1%
                         Australia
                                    6.4%
                         Indonesia
                                    3.0%
                             China
                                    2.7%
                          Malaysia
                                    0.6%

Percentages are based upon net assets.

TOP SECTORS
March 31, 2005

                       Industrials
                                    29.5%
                         Materials
                                    16.0%
                         Financial
                                    13.4%
        Leisure & Consumer Staples
                                    11.6%
            Consumer Discretionary
                                    10.6%
                        Healthcare
                                    7.6%
                            Energy
                                    6.3%
            Information Technology
                                    4.2%
    Telecommunications & Utilities
                                    1.5%

Percentages are based upon net assets.


 10   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2005

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS      2/25/97
-------------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund              12.95%       2.42%        -4.39%       -0.91%
-------------------------------------------------------------------------------------------
MSCI All Country Pacific Index             13.06%       4.84%        -3.00%       0.61%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2005
[LINE GRAPH]

                                                               ICON ASIA-PACIFIC REGION FUND      MSCI ALL COUNTRY PACIFIC INDEX
                                                               -----------------------------      ------------------------------
2/25/1997                                                                  10000                              10000
3/31/1998                                                                   8310                               7839
3/31/1999                                                                   8569                               8616
3/31/2000                                                                  11620                              12234
3/31/2001                                                                   9011                               8111
3/31/2002                                                                   6625                               7264
3/31/2003                                                                   5801                               5976
3/31/2004                                                                   9067                              10020
3/31/2005                                                                   9287                              10505

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    11

Schedule of Investments

ICON Asia-Pacific Region Fund
March 31, 2005 (unaudited)

SHARES                           MARKET VALUE
---------------------------------------------
COMMON STOCKS 100.7%
AUSTRALIA 6.4%
CONSUMER DISCRETIONARY 1.1%
APPAREL ACCESSORIES AND LUXURY GOODS 1.1%
 11,000    Billabong
           International Ltd.    $   113,028
                                 ------------
TOTAL CONSUMER DISCRETIONARY         113,028
ENERGY 0.6%
OIL & GAS EXPLORATION & PRODUCTION 0.6%
  9,200    Santos Ltd.                64,126
                                 ------------
TOTAL ENERGY                          64,126
FINANCIAL 0.9%
DIVERSIFIED BANKS 0.9%
  3,700    Commonwealth Bank of
           Australia                  99,971
                                 ------------
TOTAL FINANCIAL                       99,971
HEALTHCARE 1.3%
BIOTECHNOLOGY 1.3%
  5,300    CSL Ltd.                  139,951
                                 ------------
TOTAL HEALTHCARE                     139,951
MATERIALS 2.5%
DIVERSIFIED METALS & MINING 2.5%
  5,800    BHP Billiton Ltd.          80,946
 16,000    Iluka Resources Ltd.       70,228
 51,700    Zinifex Ltd.(a)v          118,570
                                 ------------
TOTAL MATERIALS                      269,744
                                 ------------
TOTAL AUSTRALIA                      686,820

CHINA 2.7%
ENERGY 1.4%
INTEGRATED OIL & GAS 1.4%
158,000    China Petroleum &
           Chemical Corp.             64,088
148,000    PetroChina Co., Ltd.       92,857
                                 ------------
TOTAL ENERGY                         156,945
INDUSTRIALS 0.7%
MARINE 0.7%
 86,000    China Shipping
           Development Co.,
           Ltd.                       75,238
                                 ------------
TOTAL INDUSTRIALS                     75,238
MATERIALS 0.6%
COMMODITY CHEMICALS 0.6%
150,000    SINOPEC Shanghai
           Petrochemical Co.,
           Ltd.                       60,911
                                 ------------
TOTAL MATERIALS                       60,911
                                 ------------
TOTAL CHINA                          293,094

SHARES                           MARKET VALUE
---------------------------------------------

HONG KONG 17.5%
CONSUMER DISCRETIONARY 5.2%
APPAREL RETAIL 1.9%
 28,000    Esprit Holdings Ltd.  $   190,898
                                 ------------
DISTRIBUTORS 1.6%
 96,000    Li & Fung Ltd.            174,521
                                 ------------
HOUSEHOLD APPLIANCES 1.7%
 82,000    Techtronic
           Industries Co., Ltd.      181,165
                                 ------------
TOTAL CONSUMER DISCRETIONARY         546,584
FINANCIAL 2.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT 1.9%
104,000    Sino Land Co., Ltd.        93,790
 14,000    Swire Pacific Ltd.        110,637
                                 ------------
                                     204,427
SPECIALIZED FINANCE 0.7%
 30,000    Hong Kong Exchanges
           & Clearing Ltd.            77,362
                                 ------------
TOTAL FINANCIAL                      281,789
INDUSTRIALS 4.8%
INDUSTRIAL CONGLOMERATES 0.5%
 18,000    CITIC Pacific Ltd.         52,667
                                 ------------
MARINE 1.5%
 33,000    Orient Overseas
           International Ltd.        158,930
                                 ------------
MARINE PORTS & SERVICES 2.8%
 46,000    China Merchants
           Holdings
           International Co.,
           Ltd.                       90,070
100,000    Cosco Pacific Ltd.        216,835
                                 ------------
                                     306,905
                                 ------------
TOTAL INDUSTRIALS                    518,502
INFORMATION TECHNOLOGY 1.2%
SEMICONDUCTOR EQUIPMENT 1.2%
 31,000    ASM Pacific
           Technology Ltd.           133,140
                                 ------------
TOTAL INFORMATION TECHNOLOGY         133,140
LEISURE & CONSUMER STAPLES 1.3%
HOTELS & RESORTS & CRUISE LINES 1.3%
246,000    China Travel
           International
           Investment Hong Kong
           Ltd.                       75,526
 68,000    Hong Kong and
           Shanghai Hotels Ltd.       62,670
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                              138,196


 12   Schedule of Investments

SHARES                           MARKET VALUE
---------------------------------------------
MATERIALS 1.7%
METAL & GLASS CONTAINERS 1.7%
208,000    Singamas Container
           Holdings Ltd.(a)v     $   181,350
                                 ------------
TOTAL MATERIALS                      181,350
TELECOMMUNICATIONS & UTILITIES 0.7%
ELECTRIC UTILITIES 0.7%
 27,000    Cheung Kong
           Infrastructure
           Holdings Ltd.              77,422
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             77,422
                                 ------------
TOTAL HONG KONG                    1,876,983

INDONESIA 3.0%
FINANCIAL 1.3%
DIVERSIFIED BANKS 1.3%
296,000    PT Bank Danamon
           Indonesia                 148,418
                                 ------------
TOTAL FINANCIAL                      148,418
INDUSTRIALS 0.8%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
0.8%
280,000    PT United Tractors         84,822
                                 ------------
TOTAL INDUSTRIALS                     84,822
MATERIALS 0.9%
DIVERSIFIED METALS & MINING 0.9%
390,000    PT Aneka Tambang           92,697
                                 ------------
TOTAL MATERIALS                       92,697
                                 ------------
TOTAL INDONESIA                      325,937

JAPAN 38.7%
CONSUMER DISCRETIONARY 1.1%
COMPUTER & ELECTRONICS RETAIL 1.1%
  2,200    Yamada Denki Co.,
           Ltd.                      115,118
                                 ------------
TOTAL CONSUMER DISCRETIONARY         115,118
ENERGY 3.3%
OIL & GAS EXPLORATION & PRODUCTION 1.4%
 20,000    Teikoku Oil Co.,
           Ltd.                      145,880
                                 ------------
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 1.9%
 33,000    Cosmo Oil Co., Ltd.       106,806
 18,000    Nippon Mining
           Holdings, Inc.             98,866
                                 ------------
                                     205,672
                                 ------------
TOTAL ENERGY                         351,552

SHARES                           MARKET VALUE
---------------------------------------------
FINANCIAL 4.5%
CONSUMER FINANCE 2.5%
  1,300    Aeon Credit Service
           Co., Ltd.             $    87,616
  2,500    Credit Saison Co.,
           Ltd.                       89,631
    700    Orix Corp.                 89,209
                                 ------------
                                     266,456
DIVERSIFIED BANKS 0.8%
     12    Sumitomo Mitsui
           Financial Group,
           Inc.                       81,010
                                 ------------
REGIONAL BANKS 1.2%
  8,000    Suruga Bank Ltd.           70,990
 10,000    The Bank of Fukuoka
           Ltd.                       62,646
                                 ------------
                                     133,636
                                 ------------
TOTAL FINANCIAL                      481,102
HEALTHCARE 4.6%
HEALTH CARE DISTRIBUTORS 2.0%
  1,400    Alfresa Holdings
           Corp.                      57,861
 12,000    Mediceo Holdings
           Co., Ltd.                 159,277
                                 ------------
                                     217,138
HEALTH CARE EQUIPMENT 2.6%
  4,000    Olympus Corp.              93,100
  5,900    Terumo Corp.              177,332
                                 ------------
                                     270,432
                                 ------------
TOTAL HEALTHCARE                     487,570
INDUSTRIALS 8.8%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
1.2%
 17,000    Komatsu Ltd.              127,403
                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT 0.8%
 28,000    Fuji Electric
           Holdings Co., Ltd.         88,021
                                 ------------
INDUSTRIAL MACHINERY 2.9%
 15,000    Daifuku Co., Ltd.         110,764
 56,000    Japan Steel Works
           Ltd.                      119,761
 22,000    Sumitomo Heavy
           Industries Ltd.            86,327
                                 ------------
                                     316,852
MARINE 1.0%
 17,000    Nippon Yusen K.K          102,206
                                 ------------


                                                   Schedule of Investments    13

ICON Asia-Pacific Region Fund
March 31, 2005 (unaudited)

SHARES                           MARKET VALUE
---------------------------------------------
TRADING COMPANIES & DISTRIBUTORS 2.9%
 58,000    Marubeni Corp.        $   185,600
 13,000    Mitsui & Co., Ltd.        119,594
                                 ------------
                                     305,194
                                 ------------
TOTAL INDUSTRIALS                    939,676
INFORMATION TECHNOLOGY 3.0%
ELECTRONIC EQUIPMENT MANUFACTURERS 1.9%
    800    Nidec Corp.                99,385
 25,000    Oki Electric
           Industry Co., Ltd.        105,057
                                 ------------
                                     204,442
SEMICONDUCTOR EQUIPMENT 1.1%
  1,600    Advantest Corp.           122,114
                                 ------------
TOTAL INFORMATION TECHNOLOGY         326,556
LEISURE & CONSUMER STAPLES 7.4%
BREWERS 1.5%
  7,400    Asahi Breweries Ltd.       95,787
 14,000    Sapporo Holdings
           Ltd.                       65,423
                                 ------------
                                     161,210
LEISURE PRODUCTS 2.8%
  1,700    Sankyo Co., Ltd.           82,144
  6,500    Shimano, Inc.             218,163
                                 ------------
                                     300,307
PACKAGED FOODS & MEATS 0.8%
 24,000    Nippon Suisan Kaisha
           Ltd.                       81,136
                                 ------------
PHOTOGRAPHIC PRODUCTS 1.1%
 10,000    Nikon Corp.               114,553
                                 ------------
TOBACCO 1.2%
     12    Japan Tobacco, Inc.       133,067
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                              790,273
MATERIALS 6.0%
CONSTRUCTION MATERIALS 1.1%
 42,000    Taiheiyo Cement
           Corp.                     117,621
                                 ------------
DIVERSIFIED CHEMICALS 1.2%
 61,000    Ube Industries Ltd.       125,481
                                 ------------
STEEL 3.7%
 58,000    Kobe Steel Ltd.           101,973
 34,000    Nippon Steel Corp.         85,694
117,000    Sumitomo Metal
           Industries Ltd.           210,039
                                 ------------
                                     397,706
                                 ------------
TOTAL MATERIALS                      640,808
                                 ------------
TOTAL JAPAN                        4,132,655

SHARES                           MARKET VALUE
---------------------------------------------

MALAYSIA 0.6%
FINANCIAL 0.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT 0.6%
 65,000    Sp Setia Bhd          $    68,463
                                 ------------
TOTAL FINANCIAL                       68,463
                                 ------------
TOTAL MALAYSIA                        68,463

SINGAPORE 8.1%
CONSUMER DISCRETIONARY 1.6%
DISTRIBUTORS 1.6%
 24,000    Jardine Cycle &
           Carriage Ltd.             170,003
                                 ------------
TOTAL CONSUMER DISCRETIONARY         170,003
ENERGY 1.0%
OIL & GAS EQUIPMENT & SERVICES 1.0%
110,000    KS Tech Ltd.              105,919
                                 ------------
TOTAL ENERGY                         105,919
FINANCIAL 1.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT 1.1%
 82,000    Keppel Land Ltd.          114,122
                                 ------------
TOTAL FINANCIAL                      114,122
HEALTHCARE 0.8%
HEALTH CARE FACILITIES 0.8%
 92,000    Parkway Holdings
           Ltd.                       90,785
                                 ------------
TOTAL HEALTHCARE                      90,785
INDUSTRIALS 3.6%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
1.5%
144,000    Sembcorp Marine
           Ltd.(a)                   168,264
                                 ------------
INDUSTRIAL CONGLOMERATES 1.1%
 18,000    Keppel Corp., Ltd.        118,713
                                 ------------
TRUCKING 1.0%
 74,000    SBS Transit Ltd.(a)v      103,076
                                 ------------
TOTAL INDUSTRIALS                    390,053
                                 ------------
TOTAL SINGAPORE                      870,882

SOUTH KOREA 23.7%
CONSUMER DISCRETIONARY 1.6%
DISTRIBUTORS 1.6%
  5,700    Hyundai Department
           Store H&S Co., Ltd.       167,923
                                 ------------
TOTAL CONSUMER DISCRETIONARY         167,923
FINANCIAL 2.4%
DIVERSIFIED BANKS 1.5%
  6,300    Shinhan Financial
           Group Co., Ltd.           168,264
                                 ------------


 14   Schedule of Investments

SHARES                           MARKET VALUE
---------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT 0.9%
  9,800    LG Investment &
           Securities Co.,
           Ltd.(a)               $    91,746
                                 ------------
TOTAL FINANCIAL                      260,010
HEALTHCARE 0.9%
PHARMACEUTICALS 0.9%
  1,049    Yuhan Corp.v               92,870
                                 ------------
TOTAL HEALTHCARE                      92,870
INDUSTRIALS 10.8%
CONSTRUCTION & ENGINEERING 4.7%
  2,900    Daelim Industrial
           Co., Ltd.                 153,379
 20,500    Daewoo Engineering &
           Construction Co.,
           Ltd.                      139,049
  7,200    LG Engineering And
           Construction Corp.        198,193
                                 ------------
                                     490,621
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
1.8%
  4,500    Daewoo Shipbuilding
           & Marine Engineering
           Co., Ltd.                  84,414
  9,500    Hanjin Heavy
           Industries &
           Construction Co.,
           Ltd.                      110,046
                                 ------------
                                     194,460
ELECTRICAL COMPONENTS & EQUIPMENT 1.2%
  5,400    LS Cable Ltd              131,000
                                 ------------
INDUSTRIAL CONGLOMERATES 1.8%
  8,300    LG Corp.                  197,896
                                 ------------
MARINE 1.3%
  4,657    Hanjin Shipping Co.,
           Ltd.                      134,730
                                 ------------
TOTAL INDUSTRIALS                  1,148,707

SHARES                           MARKET VALUE
---------------------------------------------
LEISURE & CONSUMER STAPLES 2.9%
PACKAGED FOODS & MEATS 2.0%
    300    Nong Shim Co., Ltd.   $    85,495
  3,000    Samyang Corp.             125,777
                                 ------------
                                     211,272
TOBACCO 0.9%
  3,000    KT&G Corp.v                97,364
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                              308,636
MATERIALS 4.3%
COMMODITY CHEMICALS 1.4%
 11,700    Hanwha Chemical
           Corp.                     153,666
                                 ------------
DIVERSIFIED CHEMICALS 0.6%
  3,000    Samsung Fine
           Chemicals Co., Ltd.        60,974
                                 ------------
DIVERSIFIED METALS & MINING 1.4%
  4,400    Korea Zinc Co., Ltd.      146,416
                                 ------------
STEEL 0.9%
    500    POSCO                      98,892
                                 ------------
TOTAL MATERIALS                      459,948
                                 ------------
TELECOMMUNICATIONS & UTILITIES 0.8%
INTEGRATED TELECOMMUNICATION SERVICES 0.8%
  2,300    KT Corp.                   89,337
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             89,337
                                 ------------
TOTAL SOUTH KOREA                  2,527,431
                                 ------------
TOTAL INVESTMENTS 100.7% (COST
$9,866,214)                       10,782,265
LIABILITIES LESS OTHER ASSETS
(0.7)%                               (73,610)
                                 ------------
NET ASSETS 100.0%                $10,708,655
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.

v All securities were fair valued (Note 1) as of March 31, 2005 unless noted with a v. Total value of securities fair valued was $10,188,855.


                                                   Schedule of Investments    15

Management Overview

ICON Europe Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   99.1%
Top 10 Equity Holdings                                                     15.7%
Number of Stocks                                                             102
Short-Term Investments                                                      0.7%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
DSV A/S                                                                     1.9%
Kingspan Group plc                                                          1.8%
Boehler-Uddeholm AG                                                         1.8%
HeidelbergCement AG                                                         1.6%
Meda AB                                                                     1.5%
DIS Deutsche Industries Svc.                                                1.5%
Umicore                                                                     1.4%
Kobenhavns Lufthavne A/S                                                    1.4%
Titan Cement Co.                                                            1.4%
OMV AG                                                                      1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Europe Fund appreciated 15.55% for the six-month period ended March 31, 2005. Relative to its benchmarks, this performance outpaced the 11.22% return of the Bloomberg European 500 Index, while trailing the 16.55% return for the MSCI Europe Index over the same period. Total returns for other periods as of March 31, 2005 appear on page 20.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund's focus on leading industry themes benefited relative performance during the period, as did weakness in the U.S. dollar. With the dollar's decline peaking in late 2004, the Fund profited from direct exposure to gains in the euro, which helped boost returns in the underlying equities. Having recorded strong fourth-quarter advances, European shares outperformed the broad U.S. market before flattening in conjunction with the dollar's first-quarter rebound.

   Despite the dollar's rebound, U.S. markets lost ground, as European shares continued to trade at deeper discounts and therefore closed a wider valuation gap. Although ICON does not utilize market capitalization as a valuation measure, the Fund's large-cap bias during the period was still underweight the Fund's predominantly large-cap benchmarks, which served to benefit relative performance.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying European securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization, investment style or country of origin, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.


 16   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager
[SCOTT SNYDER PHOTO]
Scott Snyder
Assistant Portfolio Manager

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. An early-period cyclical theme surrendered to volatile first-quarter markets as surging oil prices fueled inflation fears and growth concerns in the United States. European markets once again found themselves in the throes of an economic slowdown, characterized by continued high unemployment in Germany and France, as well as lower exports due to the strong euro.
   Also contributing to the downturn in business conditions was a decrease in personal consumption, reflecting stagnant consumer confidence within the region. Although discouraging, steady gains in foreign investment and capital spending helped to offset the effects of this untimely deceleration. Nevertheless, globalization and economic integration continued to be viewed as key to a broad economic recovery, evidenced by the ongoing expansion of the European Union.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Cyclical groups in the Industrials and Materials sectors continued to register strong returns while serving as leading contributors to the Fund. From our standpoint, the Fund was well positioned to capture this theme, having maintained an active overweight in both sectors based on valuation and relative strength. Within Industrials, the trucking and industrial machinery industries proved to be the Fund's top performers, while payoffs in Materials were realized from exposure to the steel and diversified metals & mining industries.

   Meanwhile, tepid consumer spending weighed heavily on the Consumer Discretionary sector, highlighted by markedly poor performance among homebuilding companies. Telecommunication & Utilities was another sector that produced poor relative performance, triggered by the Fund's underweight exposure and subsequent weakness in integrated telecommunications services and electric utilities.

   Among the Fund's meaningful stock contributors, trucking and logistics company DSV A/S benefited from consolidation trends that enabled it to triple its 2004 profit. Specialty steel producer Boehler-Uddeholm AG took advantage of acquisitions and favorable supply-demand dynamics to boost earnings. Elsewhere, telecommunication services firm Anscom Holding AG returned to profitability by virtue of a 25% cut in operating expenses.

   In contrast, specialty shipper Star Reefers, Inc. came under pressure as operating expenses were negatively impacted by the weak U.S. dollar and higher interest rates in China, an area where it operates. Tire manufacturer Michelin also suffered when high-profile institutional investors cut their stake in the company. The Fund continued to hold both stocks at period-end, as they had not reached our sell criteria.

                                                       Management Overview    17

ICON Europe Fund

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE EUROPEAN MARKET?

A. Despite signs of economic softening, we continue to detect compelling opportunities within the European market. Stocks in the Industrials sector remain attractive, particularly among the electrical components & equipment and construction & engineering groups, while shifts in industry leadership have brought Healthcare to the forefront. Meanwhile, the Materials sector appears to be waning alongside persistent weakness in Information Technology and Financials.

   That said, in the absence of a clear theme going forward, we remain committed to our discipline, looking for value and relative strength wherever they may emerge.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- Our focus on leading industry themes enhanced relative performance during the period, as did the Fund's position in large-cap stocks.

- The Fund profited from direct exposure to currency gains, which helped boost returns in the underlying equities.

- Active overweights in the top-performing Industrials and Materials sectors enabled the Fund to capture cyclical upside, while poor showings in the Consumer Discretionary and Telecommunication & Utilities sectors worked against Fund performance.

- Meaningful stock contributors included DSV A/S, Boehler-Uddeholm AG and Ascom Holding AG.

- Stocks that detracted from Fund performance included Star Reefers Inc. Co. and Michelin.


 18   Management Overview

                                                                   TOP COUNTRIES
                                                                  March 31, 2005

                           Germany
                                    13.4%
                           Austria
                                    10.1%
                       Switzerland
                                    10.0%
                           Belgium
                                    8.1%
                       Netherlands
                                    8.1%
                    United Kingdom
                                    7.8%
                            France
                                    7.2%
                             Italy
                                    6.4%
                            Greece
                                    6.2%
                            Sweden
                                    4.7%

Percentages are based upon net assets.
                                                                     TOP SECTORS
                                                                  March 31, 2005

                       Industrials
                                    26.5%
                         Financial
                                    17.5%
                         Materials
                                    14.1%
        Leisure & Consumer Staples
                                    9.6%
                        Healthcare
                                    8.4%
                            Energy
                                    7.0%
    Telecommunications & Utilities
                                    6.0%
            Consumer Discretionary
                                    5.6%
            Information Technology
                                    4.4%

Percentages are based upon net assets.


                                                       Management Overview    19

ICON Europe Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2005

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS      2/20/97
-------------------------------------------------------------------------------------------
ICON Europe Fund                           15.55%       17.00%       5.96%        7.88%
-------------------------------------------------------------------------------------------
MSCI Europe Index                          16.55%       20.88%       0.50%        8.07%
-------------------------------------------------------------------------------------------
Bloomberg European 500 Index               11.22%       13.93%       -5.15%       6.63%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2005
[LINE GRAPH]

                                                                                                              BLOOMBERG EUROPEAN
                                          ICON EUROPE FUND                             MSCI EUROPE INDEX          500 INDEX
                                          ----------------                             -----------------      ------------------
2/20/1997                                      10000                                         10000                  10000
3/31/1998                                      15104                                         14684                  15466
3/31/1999                                      14245                                         15401                  15808
3/31/2000                                      13848                                         18298                  21916
3/31/2001                                      12653                                         14181                  17706
3/31/2002                                      11980                                         13480                  17566
3/31/2003                                       9623                                         10038                  10728
3/31/2004                                      15812                                         15519                  14770
3/31/2005                                      18500                                         18759                  16828

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/20/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 20   Management Overview

                                                         Schedule of Investments

                                                                ICON Europe Fund
                                                      March 31, 2005 (unaudited)

SHARES                           MARKET VALUE
---------------------------------------------
COMMON & PREFERRED STOCKS 99.1%
AUSTRIA 10.1%
CONSUMER DISCRETIONARY 1.1%
TIRES & RUBBER 1.1%
  6,300    Semperit AG Holding   $    200,897
                                 ------------
TOTAL CONSUMER DISCRETIONARY          200,897
ENERGY 1.4%
INTEGRATED OIL & GAS 1.4%
    760    OMV AG                     241,580
                                 ------------
TOTAL ENERGY                          241,580
INDUSTRIALS 2.9%
BUILDING PRODUCTS 0.7%
  2,700    Wienerberger AG            122,911
ENVIRONMENTAL SERVICES 0.9%
  4,530    BWT AGv                    153,219
INDUSTRIAL MACHINERY 1.3%
  2,700    Andritz AG(a)              241,338
                                 ------------
TOTAL INDUSTRIALS                     517,468
MATERIALS 3.1%
STEEL 3.1%
  2,300    Boehler - Uddeholm
           AGv                        313,674
  3,100    voestalpine AG             239,295
                                 ------------
                                      552,969
                                 ------------
TOTAL MATERIALS                       552,969
TELECOMMUNICATIONS & UTILITIES 1.6%
ELECTRIC UTILITIES 0.8%
    600    Verbund AG                 136,087
                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES 0.8%
  7,600    Telekom Austria AG         148,865
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             284,952
                                 ------------
TOTAL AUSTRIA                       1,797,866

BELGIUM 8.1%
FINANCIAL 2.2%
DIVERSIFIED BANKS 1.2%
  2,700    KBC Group N.V.             227,673
                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES 1.0%
  5,900    Fortis                     168,243
                                 ------------
TOTAL FINANCIAL                       395,916
INDUSTRIALS 0.8%
ELECTRICAL COMPONENTS & EQUIPMENT 0.8%
  1,600    Bekaert NV                 134,432
                                 ------------
TOTAL INDUSTRIALS                     134,432

SHARES                           MARKET VALUE
---------------------------------------------
INFORMATION TECHNOLOGY 1.0%
COMMUNICATIONS EQUIPMENT 1.0%
  1,400    EVS Broadcast
           Equipment S.A.v       $    179,422
                                 ------------
TOTAL INFORMATION TECHNOLOGY          179,422
LEISURE & CONSUMER STAPLES 0.8%
FOOD RETAIL 0.8%
    900    Colruyt SA                 139,889
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               139,889
MATERIALS 2.7%
COMMODITY CHEMICALS 1.3%
  1,900    Solvay S.A.                226,384
                                 ------------
DIVERSIFIED METALS & MINING 1.4%
  2,500    Umicore                    253,881
                                 ------------
TOTAL MATERIALS                       480,265
TELECOMMUNICATIONS & UTILITIES 0.6%
WIRELESS TELECOMMUNICATION SERVICES 0.6%
  1,135    Mobistar, S.A.(a)v          99,620
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                              99,620
                                 ------------
TOTAL BELGIUM                       1,429,544

DENMARK 4.1%
ENERGY 0.8%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 0.8%
  2,500    Dampskibsselskabet
           Torm A/S(a)                133,071
                                 ------------
TOTAL ENERGY                          133,071
INDUSTRIALS 3.3%
AIRPORT SERVICES 1.4%
  1,060    Kobenhavns Lufthavne
           A/S(a)                     252,535
                                 ------------
TRUCKING 1.9%
  4,500    DSV A/S                    343,128
                                 ------------
TOTAL INDUSTRIALS                     595,663
                                 ------------
TOTAL DENMARK                         728,734

FRANCE 7.2%
CONSUMER DISCRETIONARY 0.8%
TIRES & RUBBER 0.8%
  2,100    Michelin (CGDE) - B        138,034
                                 ------------
TOTAL CONSUMER DISCRETIONARY          138,034
FINANCIAL 1.9%
DIVERSIFIED BANKS 1.1%
  1,820    Societe Generale           189,281
                                 ------------


                                                   Schedule of Investments    21

ICON Europe Fund
March 31, 2005 (unaudited)

SHARES                           MARKET VALUE
---------------------------------------------
LIFE & HEALTH INSURANCE 0.8%
  2,000    CNP Assurances        $    141,569
                                 ------------
TOTAL FINANCIAL                       330,850
INDUSTRIALS 1.9%
BUILDING PRODUCTS 1.0%
  2,780    Compagnie de Saint-
           Gobain                     169,491
                                 ------------
CONSTRUCTION & ENGINEERING 0.9%
  1,100    Vinci SA                   158,595
                                 ------------
TOTAL INDUSTRIALS                     328,086
LEISURE & CONSUMER STAPLES 1.8%
LEISURE PRODUCTS 0.9%
  2,000    Trigano S.A.               177,779
                                 ------------
MOVIES & ENTERTAINMENT 0.9%
  5,197    Vivendi Universal(a)       159,126
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               336,905
TELECOMMUNICATIONS & UTILITIES 0.8%
MULTI-UTILITIES & UNREGULATED POWER 0.8%
  5,200    SUEZ                       140,055
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             140,055
                                 ------------
TOTAL FRANCE                        1,273,930

GERMANY 13.4%
CONSUMER DISCRETIONARY 2.0%
APPAREL ACCESSORIES & LUXURY GOODS 0.8%
  4,600    Hugo Boss AG               142,150
                                 ------------
TIRES & RUBBER 1.2%
  2,800    Continental AG             216,668
                                 ------------
TOTAL CONSUMER DISCRETIONARY          358,818
FINANCIAL 0.5%
MULTI-LINE INSURANCE 0.5%
    715    Dem Allianz Ag              90,752
                                 ------------
TOTAL FINANCIAL                        90,752
HEALTHCARE 1.1%
PHARMACEUTICALS 1.1%
  2,900    Schering AG                193,240
                                 ------------
TOTAL HEALTHCARE                      193,240
INDUSTRIALS 3.6%
CONSTRUCTION & ENGINEERING 0.5%
  3,000    Hochtief AG                 95,816
                                 ------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
0.7%
  2,500    Vossloh AGv                126,863
                                 ------------

SHARES                           MARKET VALUE
---------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT 0.9%
  1,900    Leoni AG(a)v          $    156,923
                                 ------------
EMPLOYMENT SERVICES 1.5%
  6,200    DIS Deutscher
           Industries Servicesv       257,345
                                 ------------
TOTAL INDUSTRIALS                     636,947
INFORMATION TECHNOLOGY 1.1%
INTERNET SOFTWARE & SERVICES 1.1%
  5,900    United Internet AG         188,234
                                 ------------
TOTAL INFORMATION TECHNOLOGY          188,234
LEISURE & CONSUMER STAPLES 0.9%
HOUSEHOLD PRODUCTS 0.9%
  1,700    Henkel KGaA                154,016
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               154,016
MATERIALS 3.2%
CONSTRUCTION MATERIALS 1.6%
  4,500    HeidelbergCement AGv       283,179
                                 ------------
DIVERSIFIED CHEMICALS 1.6%
  3,100    BASF AG                    219,287
  2,500    Bayer AG                    82,723
                                 ------------
                                      302,010
                                 ------------
TOTAL MATERIALS                       585,189
TELECOMMUNICATIONS & UTILITIES 1.0%
MULTI-UTILITIES & UNREGULATED POWER 1.0%
  2,800    RWE AG                     169,389
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             169,389
                                 ------------
TOTAL GERMANY                       2,376,585

GREECE 6.2%
ENERGY 0.5%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 0.5%
  9,210    Hellenic Petroleum
           S.A.                        92,162
                                 ------------
TOTAL ENERGY                           92,162
FINANCIAL 2.2%
DIVERSIFIED BANKS 2.2%
  4,900    Alpha Bank(a)              165,415
  6,900    National Bank Of
           Greece SA                  233,323
                                 ------------
                                      398,738
                                 ------------
TOTAL FINANCIAL                       398,738


 22   Schedule of Investments

SHARES                           MARKET VALUE
---------------------------------------------
INFORMATION TECHNOLOGY 0.6%
COMMUNICATIONS EQUIPMENT 0.6%
 20,500    Intracom SA           $    102,472
                                 ------------
TOTAL INFORMATION TECHNOLOGY          102,472
LEISURE & CONSUMER STAPLES 0.8%
LEISURE PRODUCTS 0.8%
 15,000    Jumbo S.A.                 143,469
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               143,469
MATERIALS 1.4%
CONSTRUCTION MATERIALS 1.4%
  7,400    Titan Cement Co.(a)v       245,387
                                 ------------
TOTAL MATERIALS                       245,387
TELECOMMUNICATIONS & UTILITIES 0.7%
ELECTRIC UTILITIES 0.7%
  4,000    Public Power Corp.         115,301
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             115,301
                                 ------------
TOTAL GREECE                        1,097,529
IRELAND 3.2%
INDUSTRIALS 2.5%
BUILDING PRODUCTS 1.8%
 26,600    Kingspan Group plcv        314,503
                                 ------------
INDUSTRIAL CONGLOMERATES 0.7%
  5,300    DCC plcv                   123,267
                                 ------------
TOTAL INDUSTRIALS                     437,770
TELECOMMUNICATIONS & UTILITIES 0.7%
INTEGRATED TELECOMMUNICATION SERVICES 0.7%
 45,000    Eircom Group plc(a)v       118,428
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             118,428
                                 ------------
TOTAL IRELAND                         556,198

ITALY 6.4%
ENERGY 1.8%
INTEGRATED OIL & GAS 1.1%
  6,900    Eni S.p.A                  179,340
                                 ------------
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 0.7%
  9,500    Erg S.p.A                  130,139
                                 ------------
TOTAL ENERGY                          309,479
FINANCIAL 2.7%
DIVERSIFIED BANKS 1.9%
 11,339    Sanpolo IMI S.p.A          177,672
 29,560    Banco Intesa S.p.A         150,205
                                 ------------
                                      327,877

SHARES                           MARKET VALUE
---------------------------------------------
MULTI-LINE INSURANCE 0.8%
  6,300    Riunione Adiatica di
           Sicurta S.p.A.        $    148,350
                                 ------------
TOTAL FINANCIAL                       476,227
LEISURE & CONSUMER STAPLES 0.9%
BROADCASTING & CABLE TV 0.9%
 10,847    Mediaset S.p.A             155,994
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               155,994
MATERIALS 1.0%
CONSTRUCTION MATERIALS 1.0%
 11,720    Buzzi Unicem S.p.A         181,549
                                 ------------
TOTAL MATERIALS                       181,549
                                 ------------
TOTAL ITALY                         1,123,249

LUXEMBOURG 0.7%
MATERIALS 0.7%
STEEL 0.7%
  5,180    Arcelor NPV                118,291
                                 ------------
TOTAL MATERIALS                       118,291
                                 ------------
TOTAL LUXEMBOURG                      118,291

NETHERLANDS 8.1%
ENERGY 1.7%
INTEGRATED OIL & GAS 0.8%
  2,300    Royal Dutch
           Petroleum Co.              137,856
                                 ------------
OIL & GAS EQUIPMENT & SERVICES 0.9%
  2,600    IHC Caland NV              165,237
                                 ------------
TOTAL ENERGY                          303,093
FINANCIAL 1.0%
OTHER DIVERSIFIED FINANCIAL SERVICES 1.0%
  5,600    ING Groep NV               169,203
                                 ------------
TOTAL FINANCIAL                       169,203
HEALTHCARE 1.2%
HEALTH CARE DISTRIBUTORS 1.2%
  3,400    OPG Groep NV               216,416
                                 ------------
TOTAL HEALTHCARE                      216,416
INDUSTRIALS 4.2%
EMPLOYMENT SERVICES 1.2%
  4,900    Randstad Holding NV        218,232
                                 ------------
INDUSTRIAL CONGLOMERATES 1.2%
  4,200    Aalberts Industries
           N.V.(a)                    216,870
                                 ------------


                                                   Schedule of Investments    23

ICON Europe Fund
March 31, 2005 (unaudited)

SHARES                           MARKET VALUE
---------------------------------------------
TRADING COMPANIES & DISTRIBUTORS 1.8%
  1,800    Eriks Group N.V.(a)   $    125,947
  5,500    Univar NV                  181,922
                                 ------------
                                      307,869
                                 ------------
TOTAL INDUSTRIALS                     742,971
                                 ------------
TOTAL NETHERLANDS                   1,431,683
NORWAY 3.6%
ENERGY 0.8%
OIL & GAS EQUIPMENT & SERVICES 0.8%
  4,800    TPS - Nopec
           Geophysical Co.
           ASA(a)v                    140,456
                                 ------------
TOTAL ENERGY                          140,456
FINANCIAL 0.9%
MULTI-LINE INSURANCE 0.9%
 16,400    Storebrand ASA             148,602
                                 ------------
TOTAL FINANCIAL                       148,602
INDUSTRIALS 1.3%
MARINE 1.3%
  5,400    Star Reefers,
           Inc.(a)                    130,224
  4,400    Wilhelm Wilhelmsen
           ASA(a)                     112,915
                                 ------------
TOTAL INDUSTRIALS                     243,139
TELECOMMUNICATIONS & UTILITIES 0.6%
INTEGRATED TELECOMMUNICATION SERVICES 0.6%
 12,000    Telenor ASA                107,994
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             107,994
                                 ------------
TOTAL NORWAY                          640,191
PORTUGAL 1.1%
LEISURE & CONSUMER STAPLES 1.1%
FOOD RETAIL 1.1%
 12,715    Jeronimo Martins(a)v       193,687
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               193,687
                                 ------------
TOTAL PORTUGAL                        193,687

SPAIN 4.4%
CONSUMER DISCRETIONARY 0.8%
APPAREL RETAIL 0.8%
  4,600    Inditex S.A.               137,531
                                 ------------
TOTAL CONSUMER DISCRETIONARY          137,531
FINANCIAL 0.9%
MULTI-LINE INSURANCE 0.9%
 10,000    Corporacion Mapfre,
           S.A.                       154,182
                                 ------------
TOTAL FINANCIAL                       154,182

SHARES                           MARKET VALUE
---------------------------------------------
INDUSTRIALS 1.6%
CONSTRUCTION & ENGINEERING 1.6%
  6,700    ACS, Actividades de
           Construccion y
           Servicios, S.A.       $    165,865
  2,200    Fomento de
           Construcciones y
           Contratas S.A.             112,458
                                 ------------
                                      278,323
                                 ------------
TOTAL INDUSTRIALS                     278,323
LEISURE & CONSUMER STAPLES 1.1%
TOBACCO 1.1%
  4,900    Altadis, S.A.              200,359
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               200,359
                                 ------------
TOTAL SPAIN                           770,395

SWEDEN 4.7%
FINANCIAL 0.8%
DIVERSIFIED BANKS 0.8%
 13,800    Nordea Bank AB             139,435
                                 ------------
TOTAL FINANCIAL                       139,435
HEALTHCARE 3.9%
HEALTH CARE DISTRIBUTORS 1.4%
  5,600    Meda AB(a)v                257,434
                                 ------------
HEALTH CARE EQUIPMENT 1.3%
 15,300    Getinge AB - B
           Shares                     228,440
                                 ------------
HEALTH CARE FACILITIES 1.2%
 14,100    Capio AB(a)                213,464
                                 ------------
TOTAL HEALTHCARE                      699,338
                                 ------------
TOTAL SWEDEN                          838,773

SWITZERLAND 10.0%
FINANCIAL 2.8%
DIVERSIFIED CAPITAL MARKETS 1.9%
  4,170    Credit Suisse Group        178,333
  1,904    UBS AG                     160,810
                                 ------------
                                      339,143
REINSURANCE 0.9%
  2,100    Swiss Reinsurance
           Co.                        150,408
                                 ------------
TOTAL FINANCIAL                       489,551
HEALTHCARE 1.2%
HEALTH CARE EQUIPMENT 1.2%
  1,000    Nobel Biocare
           Holding AG                 210,518
                                 ------------
TOTAL HEALTHCARE                      210,518


 24   Schedule of Investments

SHARES                           MARKET VALUE
---------------------------------------------
INDUSTRIALS 3.5%
DIVERSIFIED COMMERCIAL SERVICES 1.1%
  2,900    Amazys Holding
           AG(a)v                $    196,577
                                 ------------
INDUSTRIAL MACHINERY 2.4%
    535    Schindler Holding AG
           Reg                        203,303
    525    Sulzer AG                  226,364
                                 ------------
                                      429,667
                                 ------------
TOTAL INDUSTRIALS                     626,244
INFORMATION TECHNOLOGY 1.7%
COMMUNICATIONS EQUIPMENT 0.7%
  7,738    Ascom Holding AG(a)        130,808
                                 ------------
COMPUTER STORAGE & PERIPHERALS 1.0%
  2,900    Logitech
           International
           S.A.(a)                    176,183
                                 ------------
TOTAL INFORMATION TECHNOLOGY          306,991
MATERIALS 0.8%
FERTILIZERS & AGRICULTURAL CHEMICALS 0.8%
  1,300    Syngenta AG                136,041
                                 ------------
TOTAL MATERIALS                       136,041
                                 ------------
TOTAL SWITZERLAND                   1,769,345

UNITED KINGDOM 7.8%
CONSUMER DISCRETIONARY 0.9%
HOMEBUILDING 0.9%
  9,400    Bellway plcv               156,361
                                 ------------
TOTAL CONSUMER DISCRETIONARY          156,361
FINANCIAL 1.6%
CONSUMER FINANCE 1.6%
 20,200    Cattles plc                129,028
 11,500    Provident Financial
           plcv                       153,872
                                 ------------
                                      282,900
                                 ------------
TOTAL FINANCIAL                       282,900
HEALTHCARE 1.0%
HEALTH CARE DISTRIBUTORS 1.0%
 11,900    Alliance UniChem plc       174,011
                                 ------------
TOTAL HEALTHCARE                      174,011

SHARES                           MARKET VALUE
---------------------------------------------
INDUSTRIALS 0.9%
TRUCKING 0.9%
 15,700    Bps Arriva plcv       $    155,765
                                 ------------
TOTAL INDUSTRIALS                     155,765
LEISURE & CONSUMER STAPLES 2.2%
FOOD RETAIL 0.5%
 14,500    Tesco plc                   86,703
                                 ------------
RESTAURANTS 0.9%
 12,300    Enterprise Inns plc        179,182
                                 ------------
TOBACCO 0.8%
  5,200    Imperial Tobacco
           Group plc                  136,435
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               402,320
MATERIALS 1.2%
DIVERSIFIED METALS & MINING 1.2%
 15,300    BHP Billiton plc           205,527
                                 ------------
TOTAL MATERIALS                       205,527
                                 ------------
TOTAL UNITED KINGDOM                1,376,884
                                 ------------
TOTAL COMMON & PREFERRED STOCKS
(COST $15,494,972)                 17,522,884
SHORT-TERM INVESTMENTS 0.7%
118,395    Chase Icon South
           European Sweep,
           0.920%, #                  118,395
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $118,395)                       118,395
                                 ------------
TOTAL INVESTMENTS 99.8% (COST
$15,613,367)                       17,641,279
OTHER ASSETS LESS LIABILITIES
0.2%                                   42,726
                                 ------------
NET ASSETS 100.0%                $ 17,684,005
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005.

v All securities were fair valued (Note 1) as of March 31, 2005 unless noted with a v. Total value of securities fair valued was $14,015,297.


                                                   Schedule of Investments    25

Management Overview

ICON International Equity Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                  100.4%
Top 10 Equity Holdings                                                     15.0%
Number of Stocks                                                             114
Short-Term Investments                                                      3.3%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
DSV A/S                                                                     1.9%
Shimano Inc.                                                                1.8%
Boehler-Uddeholm AG                                                         1.7%
Umicore                                                                     1.6%
Sembcorp Marine, Ltd.                                                       1.5%
Meda AB                                                                     1.4%
BHP Billiton plc                                                            1.3%
Kobenhavns Lufthavne A/S                                                    1.3%
Canadian Tire Corp., Class A                                                1.3%
Union Fenosa, S.A.                                                          1.2%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six months ended March 31, 2005, the ICON International Equity Fund returned 13.77% for Class I shares, 11.36% for Class C shares, and 14.15% for Class Z shares, underperforming the 15.79% return of the MSCI All Country World Index ex-U.S., the Fund's benchmark, over the same period. Total returns for other periods as of March 31, 2005 appear on page 30.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. While the Fund's focus on leading industry themes yielded meaningful contributions to relative performance, underlying returns were enhanced by way of direct exposure to currency gains in the euro, pound and yen. With the U.S. dollar's decline peaking in late 2004, a broad late-period rally ran its course just as the dollar embarked on a first-quarter rebound. Nevertheless, Asian shares continued to eke out modest gains whereas European markets traded flat.

   Foreign shares, which continued to trade at deeper discounts, closed a wider valuation gap and outperformed. Market capitalization also played a role, as the Fund's relative underweighting in large-cap stocks placed greater emphasis on small- and mid-cap names. Although ICON does not utilize market capitalization as a valuation measure, ICON's investment methodology led to the Fund's overweight position in mid-caps which added to relative performance. Conversely, the overweight in small-caps detracted from relative performance.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying international securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization, investment style or country origin, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.


 26   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager
[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager
[SCOTT SNYDER PHOTO]
Scott Snyder
Assistant Portfolio Manager

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. European markets outperformed Asian markets during the period, yet vast differences underscored the challenges and opportunities facing each region. With few clear signs that the tsunami disaster will have lasting effects, Asian markets are expected to play a key role in the ongoing global expansion. Although Japan remains a question mark, China's receptivity to structural reforms should lead to more sustainable growth rates, while income growth in South Asia's developing economies bodes well for consumer spending.

   In contrast, European markets once again found themselves in the throes of an economic slowdown, characterized by continued high unemployment in Germany and France, as well as lower net exports due to the strong euro. Nevertheless, a decrease in personal consumption, reflecting stagnant consumer confidence, belies steady gains in foreign investment and capital spending, not to mention a benign inflation picture.
Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?
A. From a sector perspective, Industrials was the principal contributor to returns and the Fund's largest overall weighting. The Fund enjoyed broad participation throughout the group. Active overweights in trucking and building products outpaced their industry counterparts and contributed to Fund performance. Meanwhile, active underweighting in the Information Technology sector provided the most outperformance versus the benchmark, where selective exposure to communications equipment and computer storage & peripherals proved positive.

   In contrast, the Telecommunication & Utilities sector surrendered significant upside, triggered by underweight exposure and subsequent underperformance in integrated telecommunication services and wireless telecommunication services.
   Among the Fund's principal company contributors, specialty steel producer Boehler-Uddeholm AG took advantage of acquisitions and favorable pricing dynamics to boost earnings. Trucking and logistics company DSV A/S benefited from consolidation trends that enabled it to triple its 2004 profit. Elsewhere, higher crude oil prices and wider refining margins bolstered exploration and production firm OMV AG, which reported a 51% rise in fourth-quarter profits.

   As for the Fund's primary detractors, railroad operator Global Railway Industries fell as adverse foreign exchange trends cut into reported revenues. Cargo shipper Kawasaki Kisen Kaisha also declined when a convertible bond issue raised dilution fears related to the company's stock. Moreover, wireless services provider Vimpel Communications tumbled on news that the company could face back tax claims of $300 million, although the final


                                                       Management Overview    27

ICON International Equity Fund

   liability was reduced to $17.6 million. All three stocks were liquidated from the Fund when they reached our sell criteria.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INTERNATIONAL MARKET?

A. Despite robust fundamentals in Asia and signs of softening in Europe, we continue to focus on industry valuation and relative strength to drive our investment decisions. As cyclical and defensive sectors alike exhibit contradictory strength indicators, we are currently still seeing clear leadership within the Industrials sector, with Healthcare now emerging as a potential theme. Given increasingly volatile markets and significant risks in sectors such as Information Technology and Financials, we remain evermore vigilant in sticking to our discipline and following themes outside the United States.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- While the Fund's focus on leading industry themes yielded meaningful contributions to relative performance, underlying returns were enhanced by currency gains.

- Our methodology led us to overweight mid-cap stocks, which added to relative performance, and small-cap stocks, which detracted from relative performance.

- The Industrials sector was the principal contributor to absolute return and the Fund's largest overall weighting, while Telecommunication & Utilities surrendered upside on underweight exposure and subsequent underperformance.

- Among the Fund's principal company contributors to performance were Boehler-Uddeholm AG, DSV A/S, and OMV AG.

- Primary individual detractors included Global Railway Industries, Kawasaki Kisen Kaisha and Vimpel Communications.


 28   Management Overview

                                                                   TOP COUNTRIES
                                                                  March 31, 2005

                            Canada
                                    10.0%
                    United Kingdom
                                    8.1%
                         Hong Kong
                                    7.7%
                             Japan
                                    8.2%
                           Germany
                                    7.9%
                           Austria
                                    7.2%
                       Netherlands
                                    6.9%
                             Spain
                                    6.8%
                       Switzerland
                                    6.5%
                           Belgium
                                    5.7%

Percentages are based upon net assets.

                                                                     TOP SECTORS
                                                                  March 31, 2005

                       Industrials
                                    26.6%
                         Financial
                                    17.0%
                         Materials
                                    12.7%
            Consumer Discretionary
                                    9.1%
        Leisure & Consumer Staples
                                    8.8%
                       Health Care
                                    8.1%
                            Energy
                                    7.4%
    Telecommunications & Utilities
                                    6.2%
            Information Technology
                                    4.5%

Percentages are based upon net assets.


                                                       Management Overview    29

ICON International Equity Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2005

                              INCEPTION                                             SINCE
                                 DATE      6 MONTHS*      1 YEAR      5 YEARS     INCEPTION
---------------------------------------------------------------------------------------------
ICON International Equity
  Fund-Class Z                 2/18/97       14.15%       11.93%       2.49%        7.23%
---------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                            15.79%       16.16%       -0.07%       5.50%
---------------------------------------------------------------------------------------------
ICON International Equity
  Fund-Class I                  2/6/04       13.77%       11.45%        N/A         8.60%
---------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                            15.79%       16.16%        N/A         15.77%
---------------------------------------------------------------------------------------------
ICON International Equity
  Fund-Class C                 2/19/04       11.36%       8.88%         N/A         3.65%
---------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                            15.79%       16.16%        N/A         13.26%
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. Class Z shares are available only to grandfathered and institutional investors.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2005
[LINE GRAPH]

                                                ICON INTERNATIONAL EQUITY
                                                      FUND CLASS Z              MSCI ACWI EX-U.S.
                                                -------------------------       -----------------
2/18/1997                                                 10000                       10000
3/31/1998                                                 12900                       11659
3/31/1999                                                 12171                       12019
3/31/2000                                                 15585                       15490
3/31/2001                                                 12239                       11337
3/31/2002                                                 11145                       10680
3/31/2003                                                  8382                        8312
3/31/2004                                                 15742                       13291
3/31/2005                                                 17621                       15438

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class Z shares on the Class' inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 30   Management Overview

                                                         Schedule of Investments

                                                  ICON International Equity Fund
                                                      March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCK 100.4%
AMERICAN DEPOSITARY RECEIPTS 1.5%
BRAZIL 0.6%
ENERGY 0.6%
INTEGRATED OIL & GAS 0.6%
  3,000    Petroleo Brasileiro,
           S.A.v                 $    132,540
                                 ------------
TOTAL ENERGY                          132,540
                                 ------------
TOTAL BRAZIL                          132,540

MEXICO 0.9%
MATERIALS 0.9%
CONSTRUCTION MATERIALS 0.9%
  4,803    Cemex, S.A. De
           C.V.*v                     174,109
                                 ------------
TOTAL MATERIALS                       174,109
                                 ------------
TOTAL MEXICO                          174,109
                                 ------------
TOTAL AMERICAN DEPOSITORY
RECEIPTS                              306,649
AUSTRALIA 1.9%
HEALTH CARE 1.0%
BIOTECHNOLOGY 1.0%
  7,600    CSL, Ltd.                  200,685
                                 ------------
TOTAL HEALTH CARE                     200,685
MATERIALS 0.9%
DIVERSIFIED METALS & MINING 0.9%
 78,400    Zinifex, Ltd.(a)v          179,805
                                 ------------
TOTAL MATERIALS                       179,805
                                 ------------
TOTAL AUSTRALIA                       380,490
AUSTRIA 7.2%
ENERGY 1.1%
INTEGRATED OIL & GAS 1.1%
    731    OMV Ag                     232,362
                                 ------------
TOTAL ENERGY                          232,362
FINANCIAL 0.9%
DIVERSIFIED BANKS 0.9%
  3,500    Erste Bank Der
           Oesterreichischen
           Sparkassen Ag              183,098
                                 ------------
TOTAL FINANCIAL                       183,098
INDUSTRIALS 2.0%
BUILDING PRODUCTS 1.0%
  4,500    Wienerberger Ag            204,851
                                 ------------
INDUSTRIAL MACHINERY 1.0%
  2,200    Andritz Ag(a)              196,645
                                 ------------
TOTAL INDUSTRIALS                     401,496

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
MATERIALS 2.3%
STEEL 2.3%
  2,490    Boehler - Uddeholm
           Agv                   $    339,586
  1,600    Voestalpine Ag             123,507
                                 ------------
TOTAL MATERIALS                       463,093
TELECOMMUNICATIONS & UTILITIES 0.9%
INTEGRATED TELECOMMUNICATION SERVICES 0.9%
  9,600    Telekom Austria Ag         188,040
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             188,040
                                 ------------
TOTAL AUSTRIA                       1,468,089

BELGIUM 5.7%
FINANCIAL 2.2%
DIVERSIFIED BANKS 1.1%
  2,765    KBC Group N.V.             233,154
                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES 1.1%
  7,900    Fortis                     225,275
                                 ------------
TOTAL FINANCIAL                       458,429
MATERIALS 2.6%
COMMODITY CHEMICALS 0.9%
  1,600    Solvay, S.A.               190,640
                                 ------------
DIVERSIFIED METALS & MINING 1.7%
  3,200    Umicore S.A.               324,966
                                 ------------
TOTAL MATERIALS                       515,606
TELECOMMUNICATIONS & UTILITIES 0.9%
WIRELESS TELECOMMUNICATION SERVICES 0.9%
  2,200    Mobistar, S.A.(a)v         193,095
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             193,095
                                 ------------
TOTAL BELGIUM                       1,167,130

CANADA 10.0%
CONSUMER DISCRETIONARY 3.6%
APPAREL RETAIL 0.5%
  4,900    Reitmans Ltd., Class
           Av                         111,345
                                 ------------
DISTRIBUTORS 0.9%
  7,400    Uni-Select, Inc.v          179,222
                                 ------------
GENERAL MERCHANDISE STORES 1.2%
  5,500    Canadian Tire Corp.,
           Class Av                   259,276
                                 ------------
HOME IMPROVEMENT RETAIL 1.0%
 10,800    Rona, Inc.(a)v             211,056
                                 ------------
TOTAL CONSUMER DISCRETIONARY          760,899


                                                   Schedule of Investments    31

ICON International Equity Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
ENERGY 2.4%
OIL & GAS DRILLING 0.7%
  6,900    Ensign Resource
           Service Group, Inc.v  $    153,656
                                 ------------
OIL & GAS EQUIPMENT & SERVICES 1.7%
  1,900    CHC Helicopter
           Corp., Class Av             87,134
 15,800    Savanna Energy
           Services Corp.(a)v         248,320
                                 ------------
                                      335,454
                                 ------------
TOTAL ENERGY                          489,110
FINANCIAL 0.5%
OTHER DIVERSIFIED FINANCIAL SERVICES 0.5%
  2,900    Brascan Corp.v             109,511
                                 ------------
TOTAL FINANCIAL                       109,511
LEISURE & CONSUMER STAPLES 2.6%
FOOD DISTRIBUTORS 0.7%
  8,100    Van Houtte, Inc.v          149,725
                                 ------------
FOOD RETAIL 1.1%
  3,400    Loblaw Cos., Ltd.v         204,107
                                 ------------
TOBACCO 0.8%
  8,600    Rothmans, Inc.v            170,479
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               524,311
TELECOMMUNICATIONS & UTILITIES 0.9%
MULTI-UTILITIES & UNREGULATED POWER 0.9%
  3,500    Atco Ltd., Class Iv        185,816
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             185,816
                                 ------------
TOTAL CANADA                        2,069,647
CHINA 1.1%
INDUSTRIALS 1.1%
MARINE 1.1%
266,000    China Shipping
           Development Co.,
           Ltd.                       232,714
                                 ------------
TOTAL INDUSTRIALS                     232,714
                                 ------------
TOTAL CHINA                           232,714

DENMARK 4.8%
FINANCIAL 0.7%
DIVERSIFIED BANKS 0.7%
  5,085    Danske Bank A/S            147,481
                                 ------------
TOTAL FINANCIAL                       147,481

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
INDUSTRIALS 4.1%
AIRPORT SERVICES 1.3%
  1,100    Kobenhavns Lufthavne
           A/S(a)                $    262,065
                                 ------------
INDUSTRIAL MACHINERY 0.9%
  5,500    NKT Holding A/Sv           190,534
                                 ------------
TRUCKING 1.9%
  5,100    DSV A/S                    388,878
                                 ------------
TOTAL INDUSTRIALS                     841,477
                                 ------------
TOTAL DENMARK                         988,958

FINLAND 2.5%
FINANCIAL 0.6%
MULTI-LINE INSURANCE 0.6%
  9,000    Sampo Oyj                  130,795
                                 ------------
TOTAL FINANCIAL                       130,795
INDUSTRIALS 1.9%
BUILDING PRODUCTS 0.4%
  4,150    Uponor Oyj                  87,226
                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT 0.6%
  7,400    Vacon Oyj                  130,829
                                 ------------
INDUSTRIAL MACHINERY 0.9%
  2,100    Kone Oyj(a)v               163,452
                                 ------------
TOTAL INDUSTRIALS                     381,507
                                 ------------
TOTAL FINLAND                         512,302

FRANCE 1.7%
CONSUMER DISCRETIONARY 0.8%
TIRES & RUBBER 0.8%
  2,700    Michelin (Cgde) - B        177,472
                                 ------------
TOTAL CONSUMER DISCRETIONARY          177,472
INDUSTRIALS 0.9%
BUILDING PRODUCTS 0.9%
  2,900    Compagnie De Saint-
           Gobain                     176,808
                                 ------------
TOTAL INDUSTRIALS                     176,808
                                 ------------
TOTAL FRANCE                          354,280

GERMANY 7.9%
CONSUMER DISCRETIONARY 2.5%
APPAREL ACCESSORIES & LUXURY GOODS 0.8%
  5,576    Hugo Boss Ag               172,311
                                 ------------
SPECIALTY STORES 0.7%
  3,747    Douglas Holding Ag         136,777
                                 ------------
TIRES & RUBBER 1.0%
  2,806    Continental Ag             217,133
                                 ------------
TOTAL CONSUMER DISCRETIONARY          526,221


 32   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
FINANCIAL 0.8%
REINSURANCE 0.8%
  4,000    Hannover
           Rueckversicherungs
           Ag                    $    158,232
                                 ------------
TOTAL FINANCIAL                       158,232
HEALTH CARE 0.7%
PHARMACEUTICALS 0.7%
  2,100    Schering Ag                139,932
                                 ------------
TOTAL HEALTH CARE                     139,932
INDUSTRIALS 1.9%
ELECTRICAL COMPONENTS & EQUIPMENT 0.7%
  1,700    Leoni Ag(a)v               140,405
                                 ------------
EMPLOYMENT SERVICES 1.2%
  6,000    DIS Deutscher
           Industries Service
           Agv                        249,043
                                 ------------
TOTAL INDUSTRIALS                     389,448
INFORMATION TECHNOLOGY 1.1%
INTERNET SOFTWARE & SERVICES 1.1%
  6,800    United Internet Ag         216,882
                                 ------------
TOTAL INFORMATION TECHNOLOGY          216,882
MATERIALS 0.9%
CONSTRUCTION MATERIALS 0.9%
  3,200    HeidelbergCement AGv       201,371
                                 ------------
TOTAL MATERIALS                       201,371
                                 ------------
TOTAL GERMANY                       1,632,086

HONG KONG 7.7%
CONSUMER DISCRETIONARY 0.9%
APPAREL RETAIL 0.9%
 28,000    Esprit Holdings Ltd.       190,898
                                 ------------
TOTAL CONSUMER DISCRETIONARY          190,898
FINANCIAL 1.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT 1.6%
182,000    Sino Land Co., Ltd.        164,133
 21,000    Swire Pacific Ltd.,
           Class A                    165,955
                                 ------------
TOTAL FINANCIAL                       330,088
INDUSTRIALS 1.8%
MARINE 0.9%
 34,000    Orient Overseas
           International, Ltd.        163,746
                                 ------------
MARINE PORTS & SERVICES 0.9%
 88,000    Cosco Pacific, Ltd.        190,815
                                 ------------
TOTAL INDUSTRIALS                     354,561

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
INFORMATION TECHNOLOGY 1.0%
SEMICONDUCTOR EQUIPMENT 1.0%
 46,000    ASM Pacific
           Technology, Ltd.      $    197,563
                                 ------------
TOTAL INFORMATION TECHNOLOGY          197,563
LEISURE & CONSUMER STAPLES 0.6%
HOTELS RESORTS & CRUISE LINES 0.6%
422,000    China Travel
           International
           Investment Hong Kong
           Ltd.                       129,560
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               129,560
MATERIALS 1.0%
METAL & GLASS CONTAINERS 1.0%
240,000    Singamas Container
           Holdings, Ltd.(a)v         209,250
                                 ------------
TOTAL MATERIALS                       209,250
TELECOMMUNICATIONS & UTILITIES 0.8%
ELECTRIC UTILITIES 0.8%
 56,000    Cheung Kong
           Infrastructure
           Holdings, Ltd.             160,578
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             160,578
                                 ------------
TOTAL HONG KONG                     1,572,498

IRELAND 1.4%
FINANCIAL 0.6%
DIVERSIFIED BANKS 0.6%
  5,100    Anglo Irish Bank
           Corp., Plc                 127,533
                                 ------------
TOTAL FINANCIAL                       127,533
INDUSTRIALS 0.8%
INDUSTRIAL CONGLOMERATES 0.8%
  6,500    DCC Plcv                   151,176
                                 ------------
TOTAL INDUSTRIALS                     151,176
                                 ------------
TOTAL IRELAND                         278,709

ITALY 0.7%
FINANCIAL 0.7%
MULTI-LINE INSURANCE 0.7%
  6,100    Riunione Adiatica Di
           Sicurta S.P.A.             143,640
                                 ------------
TOTAL FINANCIAL                       143,640
                                 ------------
TOTAL ITALY                           143,640


                                                   Schedule of Investments    33

ICON International Equity Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
JAPAN 8.2%
FINANCIAL 0.6%
CONSUMER FINANCE 0.6%
  1,000    Orix Corp.            $    127,441
                                 ------------
TOTAL FINANCIAL                       127,441
HEALTH CARE 2.1%
HEALTH CARE DISTRIBUTORS 1.1%
 18,000    Mediceo Holdings
           Co., Ltd.                  238,916
                                 ------------
HEALTH CARE EQUIPMENT 1.0%
  6,900    Terumo Corp.               207,383
                                 ------------
TOTAL HEALTH CARE                     446,299
INDUSTRIALS 2.5%
ELECTRICAL COMPONENTS & EQUIPMENT 0.7%
 44,000    Fuji Electric
           Holdings Co., Ltd.         138,319
                                 ------------
INDUSTRIAL MACHINERY 0.4%
 22,000    Sumitomo Heavy
           Industries Ltd.             86,327
                                 ------------
TRADING COMPANIES & DISTRIBUTORS 1.4%
 13,000    Mitsui & Co., Ltd.         119,594
 19,000    Sumitomo Corporation       162,450
                                 ------------
                                      282,044
                                 ------------
TOTAL INDUSTRIALS                     506,690
INFORMATION TECHNOLOGY 0.6%
ELECTRONIC EQUIPMENT MANUFACTURERS 0.6%
  1,000    Nidec Corp.                124,232
                                 ------------
TOTAL INFORMATION TECHNOLOGY          124,232
LEISURE & CONSUMER STAPLES 2.4%
LEISURE PRODUCTS 1.8%
 11,100    Shimano Inc.               372,554
                                 ------------
PHOTOGRAPHIC PRODUCTS 0.6%
 10,000    Nikon Corp.                114,553
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               487,107
                                 ------------
TOTAL JAPAN                         1,691,769
MEXICO 1.8%
LEISURE & CONSUMER STAPLES 0.9%
SOFT DRINKS 0.9%
 33,000    Fomento Economico
           Mexicano, S.A. De
           C.V.v                      176,835
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               176,835

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
MATERIALS 0.2%
STEEL 0.2%
 10,197    Hylsamex, S.A. De
           C.V.(a)v              $     33,877
                                 ------------
TOTAL MATERIALS                        33,877
TELECOMMUNICATIONS & UTILITIES 0.7%
WIRELESS TELECOMMUNICATION SERVICES 0.7%
 61,000    America Movil S.A.
           De C.V.v                   157,212
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             157,212
                                 ------------
TOTAL MEXICO                          367,924

NETHERLANDS 6.9%
ENERGY 1.7%
INTEGRATED OIL & GAS 0.8%
  2,900    Royal Dutch
           Petroleum Co.              173,819
                                 ------------
OIL & GAS EQUIPMENT & SERVICES 0.9%
  2,800    IHC Caland N.V.            177,947
                                 ------------
TOTAL ENERGY                          351,766
FINANCIAL 0.7%
OTHER DIVERSIFIED FINANCIAL SERVICES 0.7%
  5,000    ING Groep N.V.             151,074
                                 ------------
TOTAL FINANCIAL                       151,074
HEALTHCARE 0.9%
HEALTH CARE DISTRIBUTORS 0.9%
  2,800    OPG Groep NV               177,986
                                 ------------
TOTAL HEALTHCARE                      177,986
INDUSTRIALS 1.9%
INDUSTRIAL CONGLOMERATES 0.9%
  3,800    Aalberts Industries
           N.V.(a)                    196,216
                                 ------------
TRADING COMPANIES & DISTRIBUTORS 1.0%
  5,900    Univar N.V.                195,152
                                 ------------
TOTAL INDUSTRIALS                     391,368
MATERIALS 1.7%
DIVERSIFIED CHEMICALS 0.7%
  3,355    Akzo Nobel N.V.            153,478
                                 ------------
SPECIALTY CHEMICALS 1.0%
  2,740    DSM N.V.                   193,033
                                 ------------
TOTAL MATERIALS                       346,511
                                 ------------
TOTAL NETHERLANDS                   1,418,705


 34   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
NORWAY 1.3%
FINANCIAL 0.7%
MULTI-LINE INSURANCE 0.7%
 15,800    StoreBrand ASA        $    143,166
                                 ------------
TOTAL FINANCIAL                       143,166
INDUSTRIALS 0.6%
MARINE 0.6%
  5,100    Wilhelm Wilhelmsen
           Asa(a)                     130,879
                                 ------------
TOTAL INDUSTRIALS                     130,879
                                 ------------
TOTAL NORWAY                          274,045
SINGAPORE 2.4%
ENERGY 0.9%
OIL & GAS EQUIPMENT & SERVICES 0.9%
184,800    KS Technology, Ltd.        177,945
                                 ------------
TOTAL ENERGY                          177,945
INDUSTRIALS 1.5%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
1.5%
264,000    Sembcorp Marine,
           Ltd.(a)                    308,485
                                 ------------
TOTAL INDUSTRIALS                     308,485
                                 ------------
TOTAL SINGAPORE                       486,430

SPAIN 6.8%
ENERGY 0.7%
INTEGRATED OIL & GAS 0.7%
  5,230    Repsol YPF, S.A.           138,561
                                 ------------
TOTAL ENERGY                          138,561
FINANCIAL 1.3%
DIVERSIFIED BANKS 0.7%
 11,000    Banco Santander
           Central Hispano,
           S.A.                       133,868
                                 ------------
MULTI-LINE INSURANCE 0.6%
  9,000    Corporacion Mapfre,
           S.A.                       138,764
                                 ------------
TOTAL FINANCIAL                       272,632
INDUSTRIALS 1.9%
CONSTRUCTION & ENGINEERING 1.9%
  6,800    ACS, Actividades De
           Construccion Y
           Servicios, S.A.            168,340
  3,800    Grupo Ferrovial,
           S.A.                       215,220
                                 ------------
TOTAL INDUSTRIALS                     383,560

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
LEISURE & CONSUMER STAPLES 0.9%
TOBACCO 0.9%
  4,600    Altadis, S.A.         $    188,093
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               188,093
TELECOMMUNICATIONS & UTILITIES 2.0%
ELECTRIC UTILITIES 1.3%
  8,500    Union Fenosa, S.A.         252,545
                                 ------------
WATER UTILITIES 0.7%
  7,000    Sociedad General De
           Aguas De Barcelona,
           S.A.                       151,424
                                 ------------
TOTAL TELECOMMUNICATIONS &
UTILITIES                             403,969
                                 ------------
TOTAL SPAIN                         1,386,815

SWEDEN 4.3%
FINANCIAL 1.1%
DIVERSIFIED BANKS 1.1%
 22,900    Nordea Bank Ab             231,381
                                 ------------
TOTAL FINANCIAL                       231,381
HEALTH CARE 2.4%
HEALTH CARE DISTRIBUTORS 1.5%
  6,300    Meda Ab(a)v                289,613
                                 ------------
HEALTH CARE FACILITIES 0.9%
 12,700    Capio Ab(a)                192,269
                                 ------------
TOTAL HEALTH CARE                     481,882
INDUSTRIALS 0.8%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
0.8%
  3,907    Volvo Ab                   173,241
                                 ------------
TOTAL INDUSTRIALS                     173,241
                                 ------------
TOTAL SWEDEN                          886,504

SWITZERLAND 6.5%
FINANCIAL 1.8%
DIVERSIFIED CAPITAL MARKETS 1.8%
  4,300    Credit Suisse Group        183,893
  2,100    UBS Ag                     177,364
                                 ------------
TOTAL FINANCIAL                       361,257
HEALTH CARE 1.0%
HEALTH CARE EQUIPMENT 1.0%
  1,000    Nobel Biocare
           Holding Ag                 211,009
                                 ------------
TOTAL HEALTH CARE                     211,009


                                                   Schedule of Investments    35

ICON International Equity Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
INDUSTRIALS 1.0%
DIVERSIFIED COMMERCIAL SERVICES 1.0%
  2,900    Amazys Holding
           Ag(a)v                $    196,577
                                 ------------
TOTAL INDUSTRIALS                     196,577
INFORMATION TECHNOLOGY 1.8%
COMMUNICATIONS EQUIPMENT 0.9%
 12,000    Ascom Holding Ag(a)        202,856
                                 ------------
COMPUTER STORAGE & PERIPHERALS 0.9%
  3,100    Logitech
           International
           S.A.(a)                    188,333
                                 ------------
TOTAL INFORMATION TECHNOLOGY          391,189
MATERIALS 0.9%
FERTILIZERS & AGRICULTURAL CHEMICALS 0.9%
  1,700    Syngenta Ag                177,899
                                 ------------
TOTAL MATERIALS                       177,899
                                 ------------
TOTAL SWITZERLAND                   1,337,931
UNITED KINGDOM 8.1%
CONSUMER DISCRETIONARY 1.3%
HOMEBUILDING 1.3%
 11,400    Bellway Plcv               189,629
  5,000    The Berkeley Group
           Holdings Plc(a)v            76,563
                                 ------------
TOTAL CONSUMER DISCRETIONARY          266,192
FINANCIAL 2.2%
CONSUMER FINANCE 1.5%
 17,400    Cattles Plc                111,143
 14,200    Provident Financial
           Plcv                       189,998
                                 ------------
                                      301,141
LIFE & HEALTH INSURANCE 0.7%
 71,980    Legal & General
           Group Plc                  153,992
                                 ------------
TOTAL FINANCIAL                       455,133

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
INDUSTRIALS 1.9%
BUILDING PRODUCTS 1.0%
 20,328    BPB Plcv              $    190,718
                                 ------------
INDUSTRIAL CONGLOMERATES 0.9%
 11,800    Smiths Group Plc           189,743
                                 ------------
TOTAL INDUSTRIALS                     380,461
LEISURE & CONSUMER STAPLES 1.4%
FOOD RETAIL 0.5%
 17,000    Tesco Plc                  101,652
                                 ------------
RESTAURANTS 0.9%
 14,200    Punch Taverns Plc          184,611
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                               286,263
MATERIALS 1.3%
DIVERSIFIED METALS & MINING 1.3%
 20,500    BHP Billiton Plc           275,379
                                 ------------
TOTAL MATERIALS                       275,379
                                 ------------
TOTAL UNITED KINGDOM                1,663,428
                                 ------------
TOTAL COMMON STOCKS (COST
$18,246,324)                       20,620,743
SHORT-TERM INVESTMENTS 3.3%
675,279    Chase Icon North
           European Sweep             675,279
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $675,279)                       675,279
                                 ------------
TOTAL INVESTMENTS 103.7% (COST
$18,921,603)                       21,296,022
LIABILITIES LESS OTHER ASSETS
(3.7)%                               (755,065)
                                 ------------
NET ASSETS 100.0%                $ 20,540,957
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.

v All securities were fair valued (Note 1) as of March 31, 2005 unless noted with a v. Total value of securities fair valued was $15,400,987.


 36   Schedule of Investments

                                          Six Month Hypothetical Expense Example

                                                      March 31, 2005 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (10/1/04 - 3/31/05).

ACTUAL EXPENSES
The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                           Expense Example    37

March 31, 2005 (unaudited)

                                        BEGINNING            ENDING           EXPENSES PAID
                                      ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD
                                         10/1/04             3/31/05        10/1/04-3/31/05*
----------------------------------------------------------------------------------------------
ICON ASIA-PACIFIC REGION FUND
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,130              $12.48
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,013              $11.80
    (5% return before expenses)
----------------------------------------------------------------------------------------------
ICON EUROPE FUND
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,156              $10.80
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,015              $10.10
    (5% return before expenses)
----------------------------------------------------------------------------------------------
ICON INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------
  CLASS C
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,114              $33.20
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $  994              $31.31
    (5% return before expenses)
----------------------------------------------------------------------------------------------
  CLASS I
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,138              $12.42
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,013              $11.70
    (5% return before expenses)
----------------------------------------------------------------------------------------------
  CLASS Z
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,142              $ 9.98
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,016              $ 9.40
    (5% return before expenses)
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


 38   Expense Example

                                            Statements of Assets and Liabilities

                                                      March 31, 2005 (unaudited)

                                                                    ICON                           ICON
                                                                ASIA-PACIFIC       ICON        INTERNATIONAL
                                                                REGION FUND     EUROPE FUND     EQUITY FUND
                                                                ------------    -----------    -------------
ASSETS
  Investments, at cost                                          $ 9,866,214     $15,613,367     $18,921,603
                                                                ------------    -----------    -------------
  Investments, at value                                          10,782,265     17,641,279       21,296,022
  Cash                                                                    -          3,341                -
  Receivables:
    Fund shares sold                                                 85,653         25,178           12,726
    Investments sold                                                 89,167        344,921          328,859
    Interest                                                            222            295              179
    Dividends                                                        79,883         30,095           39,776
  Other assets                                                          783            361              576
                                                                ------------    -----------    -------------
  Total Assets                                                   11,037,973     18,045,470       21,678,138
                                                                ------------    -----------    -------------
LIABILITIES
  Payables:
    Due to custodian bank                                           233,932              -          425,134
    Investments bought                                               45,104        311,469          657,969
    Advisory fees                                                     8,773         14,881           16,970
    Accrued distribution fees                                             -              -            1,723
    Fund accounting, custodial and transfer agent fees               22,889         15,063           17,568
    Administration fees                                                 449            744              848
  Accrued expenses                                                   18,171         19,308           16,969
                                                                ------------    -----------    -------------
  Total Liabilities                                                 329,318        361,465        1,137,181
                                                                ------------    -----------    -------------
NET ASSETS - ALL SHARE CLASSES                                  $10,708,655     $17,684,005     $20,540,957
                                                                ============    ===========    =============
NET ASSETS - CLASS I                                            $         -     $        -      $ 7,874,115
                                                                ============    ===========    =============
NET ASSETS - CLASS C                                            $         -     $        -      $   461,078
                                                                ============    ===========    =============
NET ASSETS - CLASS Z                                            $         -     $        -      $12,205,764
                                                                ============    ===========    =============
NET ASSETS CONSIST OF
  Paid-in capital                                               $17,513,529     $15,435,512     $17,201,075
  Accumulated undistributed net investment income/(loss)             (6,994)       (60,583)         (63,585)
  Accumulated undistributed net realized gain/(loss) from
    investments                                                  (7,713,931)       281,164        1,029,048
  Accumulated net realized gain/(loss) from foreign currency translations
  Unrealized appreciation/(depreciation):
    on securities and other assets and liabilities
      denominated in foreign currency                               916,051      2,027,912        2,374,419
                                                                ------------    -----------    -------------
NET ASSETS                                                      $10,708,655     $17,684,005     $20,540,957
                                                                ============    ===========    =============
  Shares outstanding (unlimited shares authorized, no par
    value)                                                        1,164,048      1,272,209                -
    Class I                                                               -              -          711,762
    Class C                                                               -              -           42,799
    Class Z                                                               -              -        1,099,049
  Net asset value (offering and redemption price per share)     $      9.20     $    13.90      $         -
    Class I                                                     $         -     $        -      $     11.06
    Class C                                                     $         -     $        -      $     10.77
    Class Z                                                     $         -     $        -      $     11.11

The accompanying notes are an integral part of the financial statements.

                                                      Financial Statements    39

Statements of Operations

For the year ended March 31, 2005 (unaudited)

                                                                    ICON                           ICON
                                                                ASIA-PACIFIC       ICON        INTERNATIONAL
                                                                REGION FUND     EUROPE FUND     EQUITY FUND
                                                                ------------    -----------    -------------
INVESTMENT INCOME
  Interest                                                       $      331     $      931      $      609
  Dividends                                                         141,614         86,463         131,694
  Foreign taxes withheld                                            (18,474)        (7,018)        (16,086)
                                                                ------------    -----------    -------------
  Total Investment Income                                           123,471         80,376         116,217
                                                                ------------    -----------    -------------
EXPENSES
  Advisory fees                                                      55,581         69,684          86,530
  Distribution fees:
    Class I                                                               -              -           6,527
    Class C                                                               -              -           1,435
  Fund accounting, custodial and transfer agent fees                 39,721         35,227          38,147
  Administration fees                                                 2,666          3,385           4,193
  Audit fees                                                            679            696             906
  Registration fees                                                   8,932          9,570           9,974
  Legal fees                                                            142            126             170
  Insurance expense                                                     509            229             372
  Trustee fees and expenses                                             779            687             812
  Shareholder reports                                                 8,449          8,793           8,032
  Interest expense                                                      857             82             651
  Other expenses                                                     12,150         11,723          22,053
                                                                ------------    -----------    -------------
  Total Expenses                                                    130,465        140,202         179,802
                                                                ------------    -----------    -------------
NET INVESTMENT INCOME (LOSS)                                         (6,994)       (59,826)        (63,585)
                                                                ------------    -----------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain/(loss) from investment transactions           2,036,079      1,115,189       1,029,051
  Net realized gain/(loss) from foreign currency
    translations                                                          -              -              14
  Change in unrealized net appreciation/(depreciation) on
    securities                                                     (772,808)       605,674       1,077,587
                                                                ------------    -----------    -------------
  Net realized and unrealized gain/(loss) on investments          1,263,271      1,720,863       2,106,652
                                                                ------------    -----------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $1,256,277     $1,661,037      $2,043,067
                                                                ============    ===========    =============

The accompanying notes are an integral part of the financial statements.


 40   Financial Statements

                       THIS PAGE INTENTIONALLY LEFT BLANK

Statements of Changes in Net Assets

                                                                   ICON ASIA-PACIFIC REGION FUND
                                                                ------------------------------------
                                                                 PERIOD ENDED
                                                                MARCH 31, 2005        YEAR ENDED
                                                                 (UNAUDITED)      SEPTEMBER 30, 2004
                                                                --------------    ------------------
OPERATIONS
  Net investment income/(loss)                                   $     (6,994)       $     30,021
  Net realized gain/(loss) from investment transactions             2,036,079             176,502
  Net realized gain/(loss) from foreign currency
    translations                                                            -              (3,454)
  Change in net unrealized appreciation/(depreciation) on
    securities and foreign currency translations                     (772,808)            115,601
                                                                --------------    ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                      1,256,277             318,670
                                                                --------------    ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                               (26,459)            (39,164)*
    Class I                                                                 -                   -
    Class C                                                                 -                   -
    Class Z                                                                 -                   -
  Net realized gains                                                        -                   -
    Class I                                                                 -                   -
    Class C                                                                 -                   -
    Class Z                                                                 -                   -
                                                                --------------    ------------------
  Net decrease from dividends and distributions                       (26,459)            (39,164)
                                                                --------------    ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                       4,771,474          20,963,976
    Class I                                                                 -                   -
    Class C                                                                 -                   -
    Class Z                                                                 -                   -
  Reinvested dividends and distributions                               26,163              39,063
    Class I                                                                 -                   -
    Class C                                                                 -                   -
    Class Z                                                                 -                   -
  Shares repurchased                                              (12,366,012)        (10,319,543)
    Class I                                                                 -                   -
    Class C                                                                 -                   -
    Class Z                                                                 -                   -
                                                                --------------    ------------------
  Net increase/(decrease) from fund share transactions             (7,568,375)         10,683,496
                                                                --------------    ------------------
  Total net increase/(decrease) in net assets                      (6,338,557)         10,963,002
NET ASSETS
  Beginning of period                                              17,047,212           6,084,210
                                                                --------------    ------------------
  End of period                                                  $ 10,708,655        $ 17,047,212
                                                                ==============    ==================


 42   Financial Statements

              ICON EUROPE FUND                 ICON INTERNATIONAL EQUITY FUND
    ------------------------------------    ------------------------------------
     PERIOD ENDED                            PERIOD ENDED
    MARCH 31, 2005        YEAR ENDED        MARCH 31, 2005        YEAR ENDED
     (UNAUDITED)      SEPTEMBER 30, 2004     (UNAUDITED)      SEPTEMBER 30, 2004
    --------------    ------------------    --------------    ------------------
     $   (59,826)        $   (27,710)        $   (63,585)        $     8,851
       1,115,189           1,242,857           1,029,051           3,949,314
               -                (765)                 14              (2,877)
         605,674             365,375           1,077,587          (1,455,011)
    --------------    ------------------    --------------    ------------------
       1,661,037           1,579,757           2,043,067           2,500,277
    --------------    ------------------    --------------    ------------------
               -                   -                   -                   -
               -                   -                   -                   -
               -                   -                   -                   -
               -                   -                   -             (57,934)*
               -                   -                   -                   -
               -                   -            (422,167)                  -
               -                   -             (37,935)                  -
               -                   -          (1,003,360)                  -
    --------------    ------------------    --------------    ------------------
               -                   -          (1,463,462)            (57,934)
    --------------    ------------------    --------------    ------------------
      10,495,179           5,686,345                   -                   -
               -                   -           4,639,809           3,425,609
               -                   -             479,297             267,290
               -                   -           3,294,142           3,833,056
               -                   -                   -                   -
               -                   -             407,049                   -
               -                   -              36,352                   -
               -                   -             994,866              57,394
      (2,298,291)         (8,702,471)                  -                   -
               -                   -            (500,470)           (265,090)
               -                   -            (224,645)            (75,175)
               -                   -          (1,862,184)         (7,575,790)
    --------------    ------------------    --------------    ------------------
       8,196,888          (3,016,126)          7,264,216            (332,706)
    --------------    ------------------    --------------    ------------------
       9,857,925          (1,436,369)          7,843,821           2,109,637
       7,826,080           9,262,449          12,697,136          10,587,499
    --------------    ------------------    --------------    ------------------
     $17,684,005         $ 7,826,080         $20,540,957         $12,697,136
    ==============    ==================    ==============    ==================


                                                      Financial Statements    43

                                                                   ICON ASIA-PACIFIC REGION FUND
                                                                ------------------------------------
                                                                 PERIOD ENDED
                                                                MARCH 31, 2005        YEAR ENDED
                                                                 (UNAUDITED)      SEPTEMBER 30, 2004
                                                                --------------    ------------------
TRANSACTIONS IN FUND SHARES
  Shares sold                                                        521,320           2,524,850
    Class I                                                                -                   -
    Class C                                                                -                   -
    Class Z                                                                -                   -
  Reinvested dividends and distributions                               2,994               4,835
    Class I                                                                -                   -
    Class C                                                                -                   -
    Class Z                                                                -                   -
  Shares repurchased                                              (1,446,615)         (1,241,267)
    Class I                                                                -                   -
    Class C                                                                -                   -
    Class Z                                                                -                   -
                                                                --------------    ------------------
  Net increase/(decrease)                                           (922,301)          1,288,418
                                                                --------------    ------------------
  Shares outstanding beginning of period                           2,086,349             797,931
                                                                --------------    ------------------
  Shares outstanding end of period                                 1,164,048           2,086,349
                                                                ==============    ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
(excluding short-term securities)
  Purchase of securities                                         $12,413,104         $18,808,223
  Proceeds from sales of securities                               19,671,638           8,416,715
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)         $    (6,994)        $    26,459
                                                                ==============    ==================

* The tax character of distributions to shareholders from net investment income for the period ending September 30, 2004 is ordinary income.

The accompanying notes are an integral part of the financial statements.


 44   Financial Statements

              ICON EUROPE FUND                 ICON INTERNATIONAL EQUITY FUND
    ------------------------------------    ------------------------------------
     PERIOD ENDED                            PERIOD ENDED
    MARCH 31, 2005        YEAR ENDED        MARCH 31, 2005        YEAR ENDED
     (UNAUDITED)      SEPTEMBER 30, 2004     (UNAUDITED)      SEPTEMBER 30, 2004
    --------------    ------------------    --------------    ------------------
         788,692             505,470                   -                   -
               -                   -             415,741             328,830
               -                   -              43,063              24,806
               -                   -             295,377             375,261
               -                   -                   -                   -
               -                   -              37,655                   -
               -                   -               3,420                   -
               -                   -              91,777               5,845
        (167,093)           (796,013)                  -                   -
               -                   -             (44,991)            (25,473)
               -                   -             (21,060)             (7,430)
               -                   -            (165,680)           (762,885)
    --------------    ------------------    --------------    ------------------
         621,599            (290,543)            655,302             (61,046)
    --------------    ------------------    --------------    ------------------
         650,610             941,153           1,198,308           1,259,354
    --------------    ------------------    --------------    ------------------
       1,272,209             650,610           1,853,610           1,198,308
    ==============    ==================    ==============    ==================
     $15,570,543          $5,496,870         $18,089,237         $12,810,296
       7,482,924           8,124,419          12,187,552          13,098,694
     $   (60,583)         $     (757)        $   (63,585)        $         -
    ==============    ==================    ==============    ==================


                                                      Financial Statements    45

Financial Highlights

                                                   INCOME FROM INVESTMENT OPERATIONS
                                                ----------------------------------------
                                    NET ASSET      NET        NET REALIZED
                                     VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                    BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                    OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS
                                    ---------   ----------   --------------   ----------
ICON ASIA-PACIFIC REGION FUND
    Period Ended March 31, 2005
      (unaudited)                    $ 8.17       $(0.01)(x)    $  1.07         $ 1.06
    Year Ended September 30, 2004      7.62         0.02(x)        0.55           0.57
    Year Ended September 30, 2003      5.68         0.04(x)        1.90           1.94
    Year Ended September 30, 2002      6.81        (0.19)(x)      (0.91)         (1.10)
    Year Ended September 30, 2001     10.25         0.07(x)       (3.51)         (3.44)
    Year Ended September 30, 2000     10.87         0.03(x)       (0.65)         (0.62)
ICON EUROPE FUND
    Period Ended March 31, 2005
      (unaudited)                     12.03        (0.06)(x)       1.93           1.87
    Year Ended September 30, 2004      9.84        (0.04)          2.23           2.19
    Year Ended September 30, 2003      7.40        (0.02)(x)       2.46           2.44
    Year Ended September 30, 2002      8.13        (0.04)(x)      (0.67)         (0.71)
    Year Ended September 30, 2001     10.14         0.05(x)       (2.06)         (2.01)
    Year Ended September 30, 2000     10.12         0.02(x)           -           0.02
ICON INTERNATIONAL EQUITY
  CLASS I
    Period Ended March 31, 2005(b)
      (unaudited)                     10.59        (0.05)(x)       1.49           1.44
    February 6, 2004 (inception)
      to September 30, 2004           10.96         0.04(x)       (0.41)         (0.37)
  CLASS C
    Period Ended March 31, 2005(b)
      (unaudited)                     10.55        (0.27)(x)       1.46           1.19
    February 19, 2004 (inception)
      to September 30, 2004           11.29        (0.02)(x)      (0.72)         (0.74)
  CLASS Z
    Period Ended March 31, 2005(b)
      (unaudited)                     10.60        (0.03)(x)       1.51           1.48
    Year Ended September 30, 2004      8.41         0.01(x)        2.24           2.25
    Year Ended September 30, 2003      5.96         0.06(x)        2.45           2.51
    Year Ended September 30, 2002      7.24         0.04(x)       (1.25)         (1.21)
    Year Ended September 30, 2001     11.79         0.09(x)       (3.31)         (3.22)
    Year Ended September 30, 2000     11.74         0.04(x)        1.21           1.25

                                               LESS DIVIDENDS AND DISTRIBUTIONS
                                    -------------------------------------------------------
                                    DIVIDENDS    DISTRIBUTIONS                    TOTAL
                                     FROM NET      FROM NET                     DIVIDENDS
                                    INVESTMENT     REALIZED        RETURN          AND
                                      INCOME         GAINS       OF CAPITAL   DISTRIBUTIONS
                                    ----------   -------------   ----------   -------------
ICON ASIA-PACIFIC REGION FUND
    Period Ended March 31, 2005
      (unaudited)                     $(0.03)            -              -        $(0.03)
    Year Ended September 30, 2004      (0.02)            -              -         (0.02)
    Year Ended September 30, 2003          -             -              -             -
    Year Ended September 30, 2002          -             -         $(0.03)        (0.03)
    Year Ended September 30, 2001          -             -              -             -
    Year Ended September 30, 2000          -             -              -             -
ICON EUROPE FUND
    Period Ended March 31, 2005
      (unaudited)                          -             -              -             -
    Year Ended September 30, 2004          -             -              -             -
    Year Ended September 30, 2003          -             -              -             -
    Year Ended September 30, 2002      (0.02)            -              -         (0.02)
    Year Ended September 30, 2001          -             -              -             -
    Year Ended September 30, 2000          -             -              -             -
ICON INTERNATIONAL EQUITY
  CLASS I
    Period Ended March 31, 2005(b)
      (unaudited)                          -        $(0.97)             -         (0.97)
    February 6, 2004 (inception)
      to September 30, 2004                -             -              -             -
  CLASS C
    Period Ended March 31, 2005(b)
      (unaudited)                          -         (0.97)             -         (0.97)
    February 19, 2004 (inception)
      to September 30, 2004                -             -              -             -
  CLASS Z
    Period Ended March 31, 2005(b)
      (unaudited)                          -         (0.97)             -         (0.97)
    Year Ended September 30, 2004      (0.06)            -              -         (0.06)
    Year Ended September 30, 2003          -         (0.06)             -         (0.06)
    Year Ended September 30, 2002      (0.04)            -          (0.03)        (0.07)
    Year Ended September 30, 2001          -         (1.33)             -         (1.33)
    Year Ended September 30, 2000          -         (1.20)             -         (1.20)

(x)  Calculated using the average share method.
 *  The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

The accompanying notes are an integral part of the financial statements.


 46   Financial Highlights

                                                                            RATIO OF NET
    NET ASSET                               AVERAGE NET       RATIO OF       INVESTMENT
     VALUE,                NET ASSETS,         ASSETS         EXPENSES      INCOME/(LOSS)   PORTFOLIO
     END OF      TOTAL    END OF PERIOD    FOR THE PERIOD    TO AVERAGE      TO AVERAGE     TURNOVER
     PERIOD     RETURN*   (IN THOUSANDS)   (IN THOUSANDS)   NET ASSETS(A)   NET ASSETS(A)     RATE
    ---------   -------   --------------   --------------   -------------   -------------   ---------
     $ 9.20      12.95%      $10,709          $11,111           2.35%           (0.13)%      104.76%
       8.17       7.51%       17,047           14,976           1.91%            0.20%        58.62%
       7.62      34.15%        6,084            6,683           1.98%            0.68%        81.44%
       5.68     (16.29)%       6,927           12,142           1.66%           (0.23)%       14.43%
       6.81     (33.56)%      19,684           18,749           1.70%            0.75%        55.58%
      10.25      (5.70)%      25,710           32,629           1.53%            0.24%       101.88%

      13.90      15.55%       17,684           14,030           2.01%           (0.86)%       55.63%
      12.03      22.26%        7,826            7,230           2.24%           (0.38)%       78.57%
       9.84      32.97%        9,262            6,774           1.87%           (0.29)%      101.37%
       7.40      (8.76)%       4,619            5,706           2.14%           (0.42)%       12.26%
       8.13     (19.82)%       7,397            7,935           1.96%            0.55%        84.49%
      10.14       0.20%        6,560            7,109           1.80%            0.18%        62.17%



      11.06      11.36%        7,874            5,261           2.33%           (0.92)%       71.24%

      10.59      (3.38)%       3,211            1,960           2.32%            0.44%       117.74%

      10.77      13.77%          461              290           6.30%           (4.95)%       71.24%

      10.55      (6.55)%         183              162           3.06%           (0.16)%      117.74%

      11.11      14.15%       12,206           11,844           1.87%           (0.56)%       71.24%
      10.60      26.79%        9,303           10,063           1.98%            0.03%       117.74%
       8.41      42.60%       10,587            8,571           2.00%            0.88%        98.91%
       5.96     (16.94)%       8,222           13,347           1.72%            0.48%        91.99%
       7.24     (30.29)%      14,196           18,204           1.65%            0.97%        41.67%
      11.79      10.43%       33,315           29,412           1.52%            0.30%        34.24%


                                                      Financial Highlights    47

Notes to Financial Statements

March 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Asia-Pacific Region Fund ("Asia-Pacific Region Fund"), ICON Europe Fund ("Europe Fund") and ICON International Equity Fund ("International Equity Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The International Equity Fund offers three classes of shares Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees and registration costs and each Class has exclusive voting rights with respect to its distribution plan. There are 14 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity, and small market share.

In addition, in the normal course of business the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

 48   Notes to Financial Statements

INVESTMENT VALUATION

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that (a) securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day; and (b) any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board of Trustees ("Board") to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use pricing services to determine the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

A security listed or traded primarily on a securities exchange or in the over-the-counter market is generally valued at the last sale price on the exchange or market where the security is principally traded, except that securities primarily traded on NASDAQ are normally valued at the NASDAQ Official Closing Price. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Prior to February 22, 2005, London closing exchange rates were used to convert foreign security values into

                                             Notes to Financial Statements    49

U.S. dollars. After that date, currency rates as of the close of the New York Stock Exchange were used to convert foreign security values into U.S. dollars.

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the period ended March 31, 2005.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount

 50   Notes to Financial Statements
actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations. The Funds did not enter into any foreign currency contracts during the period ended March 31, 2005.

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts as of March 31, 2005.

OPTIONS TRANSACTIONS

Each Fund may write put and call options only if it owns an offsetting position in the underlying security. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund

                                             Notes to Financial Statements    51
exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds did not enter into any option transactions during the period ended March 31, 2005.

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes security transactions are accounted for on trade date. Gains and losses on securities sold are determined on the basis of identified cost.

ALLOCATION OF INCOME AND EXPENSES

Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds based upon relative net assets. Each class of the

 52   Notes to Financial Statements

International Equity Fund's bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. In calculating the net asset value of the shares in the various classes of the International Equity Fund, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund's average daily net assets.

Effective May 1, 2005, ICON has contractually agreed to reimburse operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) of the International Equity Fund to the extent necessary to ensure that the Fund's operating expenses do not exceed 2.55% for Class C, 1.80% for Class I and 1.55% for Class Z. The International Equity Fund expense limitation will continue in effect until at least January 29, 2007. To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. The International Equity Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

U.S. Bank, N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provided domestic custodial services, transfer agent services and fund accounting for the Funds during the period. For these services, the Trust paid a fee for transfer agent services at an annual rate of 0.055% on the Trust's first $500 million of daily average net assets, 0.05% on the next $1 billion of average daily net assets, and 0.04% on the balance of average daily net assets in excess of $1.5 billion. The Funds paid a fund accounting fee at an annual rate of 0.1025% on the Trust's first $500 million of average daily net assets, 0.0875% on the next $500 million of average daily net assets, and 0.05% on the balance of average daily net assets in excess of $1 billion for these services. The Funds also paid for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

U.S. Bancorp had entered into an agreement with JP Morgan Chase Co. ("Chase") on behalf of the Funds to provide international custodial services.

                                             Notes to Financial Statements    53

The Funds paid an annual rate of 0.125% of average daily net assets plus a per trade transaction cost for these custodial services.

Effective April 1, 2005, the Trust retained BISYS Fund Services Ohio, Inc. ("BISYS") as Fund Accounting and Administration Services Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of Trust Assets, 0.0175% on assets over $1.75 billion and up to $5 billion, and 0.01% on assets in excess of $5 billion. Effective April 18, 2005, the Trust retained Brown Brothers Harriman ("BBH") as custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges. Effective April 25, 2005, the Trust retained Boston Financial Data Services, Inc. as the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities. This agreement provides for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

During the period, U.S. Bancorp provided sub-administration services to ICON for a sub-administration fee of 0.02% on the Trust's first $1.5 billion of average daily net assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. Effective April 1, 2005, ICON entered into a sub-administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

DISTRIBUTION FEES

The International Equity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI")

 54   Notes to Financial Statements

(an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class I shareholders of the International Equity Fund pay an annual 12b-1 and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual 12b-1 and service fee of 1.00% of average daily net assets. For the period ended March 31, 2005 the total amounts paid or payable to IDI pursuant to the 12b-1 Plan were $1,435 on Class C shares and $6,527 on Class I shares of the International Equity Fund.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer) receive no compensation from the Funds. There are certain employees of ICON, such as the Chief Compliance Officer and staff who administer the compliance program, for which the Funds reimburse ICON for certain amounts related to compensation and certain other expenses incurred. For the period ended March 31, 2005, the total related amounts paid by the Trust are included in Other Expenses on the Statement of Operations.

3. LINE OF CREDIT

Effective April 18, 2005, the Fund entered into Lines of Credit agreements with BBH; the maximum borrowing is limited to 25% of eligible securities held by the portfolio subject to a maximum borrowing limit by the Trust of $135 million.

4. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryovers as of September 30, 2004 that may be available to offset future realized capital gains


                                             Notes to Financial Statements    55
and thereby reduce future taxable income distributions. These carryovers expire between September 30, 2007 and September 30, 2011.

                               ACCUMULATED      UNDISTRIBUTED    UNDISTRIBUTED    CAPITAL
                              CAPITAL LOSSES   ORDINARY INCOME   LONG-TERM GAIN   LOSSES
-----------------------------------------------------------------------------------------
ICON Asia-Pacific Region
  Fund                          $9,631,893         $26,459                  0        0
ICON Europe Fund                   832,262               0                  0        0
ICON International Equity
  Fund                                   0         $66,857         $1,396,592        0

During the year ended September 30, 2004 the ICON Asia-Pacific Region Fund utilized capital loss carryforwards of $137,275, the ICON Europe Fund utilized capital loss carryforwards of $1,244,634 and the ICON International Equity Fund utilized capital loss carryforwards of $2,433,905.

As of March 31, 2005, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

                                          UNREALIZED      UNREALIZED     NET APPRECIATION
                              COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
-----------------------------------------------------------------------------------------
ICON Asia-Pacific Region
  Fund                     $ 9,866,214    $1,160,823      $(244,772)        $  916,051
ICON Europe Fund            15,613,367     2,287,552       (259,640)         2,027,912
ICON International Equity
  Fund                      18,921,603     2,653,466       (279,047)         2,374,419


 56   Notes to Financial Statements

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor

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

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

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

[ICON FUNDS LOGO]

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

[ICON FUNDS LOGO]

1-800-764-0442
www.iconadvisers.com

ICRPANNUINTL                                               I-144-FOR

                                                                > March 31, 2005

                                                               Investment Update
                                                               ICON SECTOR FUNDS

                                                ICON CONSUMER DISCRETIONARY FUND
                                                                ICON ENERGY FUND
                                                             ICON FINANCIAL FUND
                                                            ICON HEALTHCARE FUND
                                                           ICON INDUSTRIALS FUND
                                                ICON INFORMATION TECHNOLOGY FUND
                                          ICON LEISURE AND CONSUMER STAPLES FUND
                                                             ICON MATERIALS FUND
                                         ICON TELECOMMUNICATION & UTILITIES FUND

      Semiannual Report
         (unaudited)

                                                               (ICON FUNDS LOGO)

                                                               Table of Contents

ABOUT THIS REPORT                                                 2

MESSAGE FROM ICON FUNDS                                           4

MANAGEMENT OVERVIEW AND SCHEDULE OF INVESTMENTS
  ICON Consumer Discretionary Fund                                7
  ICON Energy Fund                                               14
  ICON Financial Fund                                            22
  ICON Healthcare Fund                                           29
  ICON Industrials Fund                                          36
  ICON Information Technology Fund                               44
  ICON Leisure and Consumer Staples Fund                         51
  ICON Materials Fund                                            58
  ICON Telecommunication & Utilities Fund                        65

HYPOTHETICAL EXPENSE EXAMPLE                                     72

FINANCIAL STATEMENTS                                             74

FINANCIAL HIGHLIGHTS                                             82

NOTES TO FINANCIAL STATEMENTS                                    86

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions, and portfolio holdings as of March 31, 2005, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security, or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of March 31, 2005 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, these factors may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.


 2   About This Report

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

- The unmanaged Standard & Poor's (S&P) Super Composite 1500 Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

- The unmanaged NASDAQ Composite ("NASDAQ") Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

- The unmanaged Merrill Lynch 1-Year U.S. Treasury Bill Index consists of a single issue with the longest maturity. The issue is replaced on a monthly basis to maintain the characteristics of the index.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.


                                                          About This Report    3

Message from ICON Funds


--------------------------------------------------------------------------------
The fact that stocks have been in the midst of a two-year bull market may come as a surprise to many investors.
--------------------------------------------------------------------------------


Thank you for your continued investment in the ICON Sector Funds and welcome to those of you receiving this report for the first time.

As you may know, ICON employs a value-based, bottom-up investment system of industry rotation to try to capture leading market themes that evolve over time. While you may have been introduced to us through your investment in the ICON Sector Funds, we would like to point out that we apply the same discipline across the entire ICON fund family. We invite you to consider the ICON U.S. Diversified Funds, such as the ICON Core Equity Fund and the ICON Long/Short Fund, as well as the ICON Foreign Funds, based on your investment objectives, risk tolerance, and time horizon.

DEALING WITH DISTRACTIONS

At times like these, I often think of Douglas Adams, author of The Hitchhiker's Guide to the Galaxy, who wrote, "Nothing travels faster than the speed of light with the possible exception of bad news, which follows its own special laws."

Over the course of the past six months, investors have been inundated by a litany of bad news, ranging from Iraq, terrorism and oil prices to interest rates and budget deficits. Although the markets seemed to rise above these distractions during the first half of the reporting period, investors have since found it difficult to sort through these events despite the presence of solid economic and investment fundamentals -- and no clear signs of inflation.

Investors' behavior is highly reminiscent of patterns established last year, which featured fear-driven sell-offs and highly correlated industry dynamics. During market setbacks, economically sensitive and cyclical industries have declined the most while industries considered recession-proof have been the most resilient. In contrast, when the market has advanced, cyclical industries have led the way while recession-proof industries have lagged.

PARTICIPATING IN THE ADVANCE

Given myriad doubts about the economy and earnings, and the volatility typically associated with a cyclical rally, the fact that stocks have been in the midst of a bull market may come as a surprise to many investors. But that is in fact the case. Having hit significant multi-year lows on March 11, 2003 just

---------------
There are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.
An investment in a region fund may involve greater risk and volatility than a more diversified fund.

 4   Message from ICON Funds

    We apply our value-based, bottom-up industry rotation across the entire market in order to identify leading industry themes wherever they may emerge.

                                                       [CRAIG T. CALLAHAN PHOTO]

                                                       Craig T. Callahan
                                                       President

prior to the Iraq war, and near-term lows on August 12, 2004, stocks have actually recorded a two-year advance.

Research into market history and investor behavior indicates to us that many investors assign the horrible and distasteful aspects of war as negatives for economic growth and company valuations. However, we have found no concrete evidence, past or present, to support such a relationship. For this reason, we believe that successful investors need to stay focused on the divergence between price and value, while also drawing a distinction between geopolitical concerns and the realities of investment fundamentals.

Our research has shown these fundamentals to be generally healthy and encouraging. By invoking the valuation-driven discipline that enables us to patiently ride through market turbulence, we have participated in the advance.

A MORE DIVERSE INDUSTRY COMPOSITION

No matter what the market environment, our approach remains consistent. At the end of the period, we measured the broad market as significantly below our estimate of fair value. This discount makes sense to us as investors seemingly braced for a slowdown in economic growth and corporate earnings, although we believe the market has overreacted to these short-term concerns.

Nevertheless, what has become gradually apparent amid the market turmoil is that our recent focus on highly cyclical industries is no longer warranted. While economically sensitive sectors such as Energy, Materials and Industrials were clear market leaders during the first half of our reporting period, value and relative strength readings have since pointed us toward a more diverse composition of industries, including those widely considered to be defensive or recession-proof.

Accordingly, we were able to capture second-half upside within the Healthcare, Consumer Staples and Utilities sectors, where combinations of value and relative strength became increasingly more attractive. Healthcare, in particular, offered considerable breadth, with all eight industries in the sector trading at double-digit discounts to their intrinsic value and six posting above-average relative strength. Utilities were also quite compelling. Despite their so-called defensive tendencies, we view them as prospective market leaders.

                                                    Message from ICON Funds    5

SEARCHING FOR VALUE

Having sustained market leadership for the past three years, it comes as no surprise that cyclical industries were decidedly volatile. Because of their sensitivity to economic fluctuations, these industries typically exhibit a higher standard deviation or variability, which serves as a measure of risk. Capturing their leadership has been a challenge and has certainly made for some unpleasant periods. However, our system dictates that we not be swayed by emotion. We simply calculate value and allow it to direct us to industries that are showing value above price and relative strength.

ICON does not subscribe to the traditional style grid that classifies stocks by size -- small-cap, mid-cap or large-cap -- and by style, either value or growth. Instead, we apply our value-based, bottom-up industry rotation across the entire market in order to identify leading industry themes wherever they may emerge. In doing so, we are an all-cap manager and thus avoid arbitrary barriers or restrictions in our pursuit of value.

THE PRIVILEGE OF GUIDING YOU

In January, we had the good fortune to announce the promotions of three investment team members. We'd like to again take a moment to share the news. Portfolio Managers Robert Straus, Derek Rollingson and J.C. Waller, III have been promoted to Vice Presidents and have been named Chief Investment Officer, Director of Research and Director of Institutional Portfolio Management, respectively. These promotions recognize the outstanding and valuable contributions each has made to your investment.

In closing, we wish to thank you for the privilege of guiding you through these challenging markets. For current market updates, as well as up-to-date Fund, performance and account information, we invite you to visit our website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser


 6   Message from ICON Funds

                                                             Management Overview

                                                ICON Consumer Discretionary Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   99.7%
Top 10 Equity Holdings                                                     28.7%
Number of Stocks                                                              58
Short-Term Investments                                                      0.1%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
The Finish Line, Inc.                                                       3.4%
Pacific Sunwear of California, Inc.                                         3.4%
Federated Department Stores, Inc.                                           3.0%
Lowe's Cos., Inc.                                                           2.9%
Reebok International Ltd.                                                   2.8%
V.F. Corp.                                                                  2.8%
Ross Stores, Inc.                                                           2.6%
Hovnanian Enterprises, Inc. - Class A                                       2.6%
Quiksilver, Inc.                                                            2.6%
Brown Shoe Co., Inc.                                                        2.6%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Consumer Discretionary Fund gained 9.29% for the six-month period ended March 31, 2005, outpacing the 8.61% return of its sector-specific benchmark, the S&P 1500 Consumer Discretionary Index, as well as the 7.45% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2005 appear on page 11.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Value-driven identification of industry themes led the Fund to be positioned favorably during the reporting period. However, much of the overall advance was recorded between October 25 and December 31, 2004, in conjunction with strong gains in cyclically oriented consumer issues. During that time, the S&P 1500 Consumer Discretionary Index grew by 13.90% while the Fund virtually kept pace, rising 13.69%. Both returns surpassed a same-period increase in the S&P 1500 Index of 11.38%.

   Subsequently, the Fund's valuation-based discipline also held up well during the first quarter of 2005, when consumer cyclical stocks suffered considerable setbacks. For this period, the S&P Consumer Discretionary Index declined 4.56% while the Fund and the S&P 1500 Index fell by 2.25% and 1.99%, respectively.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Surging investor confidence characterized the early months of the reporting period as oil prices eased and election-year uncertainties subsided. However, crude oil futures soon reversed course, rising sharply from $40.71


                                                        Management Overview    7

ICON Consumer Discretionary Fund

   a barrel in early December to $55.40 a barrel by period-end, in part due to prolonged weakness in the U.S. dollar.

   Although higher energy costs were slow to pass through to consumers, inflation fears weighed heavily on market sentiment, as benchmark 10-year Treasury yields soared from 3.99% in early February to 4.64% in late March. This steep, sudden rise in both oil prices and interest rates took its toll on consumer cyclical issues, as gains amassed during the fourth quarter of 2004 were pared amid worries that inflationary pressures would crimp consumer spending.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Leading industry contributors during the period included apparel retail, homebuilding and footwear, which accounted for almost two-thirds of the Fund's return. Valuation and relative strength had previously led us to overweight apparel retail, the Fund's top contributor and largest overall average industry weight. Homebuilding, as well, continued to benefit from historically low mortgage rates and a continued strong economy despite ongoing monetary tightening by the Federal Reserve.

   Principal company contributors to Fund performance included specialty retailer Abercrombie & Fitch Co., which continued to boost sales on the basis of its brand rather than promotional incentives. Homebuilder Toll Brothers also advanced, as the company experienced strong growth in the face of robust new home sales. Meanwhile, Federated Department Stores rose on news that its proposed merger with May Department Stores would drive significant competitive synergies.

   In contrast, core detracting industry positions included computer & electronics retail, airlines, consumer electronics, and automobile manufacturers. Although computer & electronics retail comprised the largest weighting of these four laggards, its total average weighting accounted for less than 5% of net assets during the period. The industry suffered on the heels of Radio Shack's lowered earnings guidance in mid-February.

   Among the Fund's primary individual detractors was video game retailer GameStop Corp., which missed earnings forecasts when inventory shortages hurt holiday sales. Other laggards included homebuilder Pulte Homes, which faced weather-related slowdowns in its primary Florida and California markets, and women's apparel retailer Cache Inc, which reported flat same-store sales. GameStop and Pulte Homes were liquidated when they met our sell criteria.


 8   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE CONSUMER DISCRETIONARY SECTOR?

A. Growing concerns over rising oil prices and interest rates appeared to be catalysts for a sell-off in consumer cyclical issues early in 2005. Not surprisingly, as the reporting period came to a close, the Consumer Discretionary sector was trading at more than a 20% discount to our estimate of fair value. We believe these concerns are short-term overreactions, and have created opportunities to fortify existing positions. In particular, we have focused on the apparel retail industry as it currently represents the sector's most attractive combination of value and relative strength.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund's value driven approach at the industry level was the primary contributor to relative outperformance during the period.

- Valuation and relative strength led us to overweight apparel retail, the Fund's top contributor and largest overall average industry weight.

- In contrast, core industry detractors included computer & electronics retail, airlines, consumer electronics, and automobile manufacturers.

- Stocks that boosted Fund performance included Abercrombie & Fitch Co., Toll Brothers and Federated Department Stores.

- Among the Fund's poorest-performing holdings were GameStop Corp., Pulte Homes and Cache Inc.


                                                        Management Overview    9

ICON Consumer Discretionary Fund

TOP 10 INDUSTRIES
as of March 31, 2005

                      Apparel Retail
                                      22.0%
                            Footwear
                                      11.4%
                    Specialty Stores
                                      9.4%
  Apparel Accessories & Luxury Goods
                                      8.6%
                         Restaurants
                                      8.4%
                       Home Building
                                      8.0%
          General Merchandise Stores
                                      7.3%
             Home Improvement Retail
                                      6.3%
                   Department Stores
                                      4.8%
                         Advertising
                                      3.1%

Percentages are based upon net assets.


 10   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2005

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS       7/9/97
-------------------------------------------------------------------------------------------
ICON Consumer Discretionary Fund           9.29%        0.22%        6.23%        4.65%
-------------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index      8.61%        6.50%        -0.62%       7.17%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%        7.28%        -2.06%       5.67%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2005
[LINE GRAPH]

                                                      ICON CONSUMER             S&P 1500 CONSUMER
                                                    DISRETIONARY FUND          DISCRETIONARY INDEX           S&P 1500 INDEX
                                                    -----------------          -------------------           --------------
7/9/97                                                    10000                       10000                       10000
3/31/98                                                   11141                       13276                       12321
3/31/99                                                   10033                       16371                       14207
3/31/00                                                   10504                       17620                       16994
3/31/01                                                    9757                       13937                       13550
3/31/02                                                   13380                       14959                       13837
3/31/03                                                    9080                       11069                       10425
3/31/04                                                   14178                       16036                       14275
3/31/05                                                   14208                       17079                       15313

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    11

Schedule of Investments

ICON Consumer Discretionary Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
COMMON STOCKS 99.7%
UNITED STATES OF AMERICA 99.7%
CONSUMER DISCRETIONARY 88.2%
ADVERTISING 3.1%
 121,300    Harte-Hanks, Inc.   $  3,343,028
 139,600    Interpublic Group
            of Cos., Inc.(a)       1,714,288
                                ------------
                                   5,057,316
APPAREL ACCESSORIES & LUXURY GOODS 8.6%
 158,300    Ashworth, Inc.(a)      1,803,037
  82,700    Perry Ellis
            International,
            Inc.(a)                1,855,788
  42,900    Polo Ralph Lauren
            Corp.                  1,664,520
 146,200    Quiksilver,
            Inc.(a)                4,244,186
  77,900    V.F. Corp.             4,607,006
                                ------------
                                  14,174,537
APPAREL RETAIL 22.0%
  64,200    Abercrombie &
            Fitch Co.              3,674,808
  86,000    AnnTaylor Stores
            Corp.(a)               2,200,740
 183,600    Cache, Inc.(a)         2,487,780
  57,100    Foot Locker, Inc.      1,673,030
 130,100    Hot Topic, Inc.(a)     2,842,685
  98,000    Jos. A. Bank
            Clothiers, Inc.(a)     2,871,400
 200,000    Pacific Sunwear of
            California,
            Inc.(a)                5,596,000
 146,400    Ross Stores, Inc.      4,266,096
 242,000    The Finish Line,
            Inc.                   5,602,300
 102,700    Too, Inc.(a)           2,533,609
  49,300    Urban Outfitters,
            Inc.(a)                2,364,921
                                ------------
                                  36,113,369
COMPUTER & ELECTRONICS RETAIL 2.0%
  31,900    Best Buy Co., Inc.     1,722,919
  34,300    Electronics
            Boutique Holdings
            Corp.(a)               1,473,871
                                ------------
                                   3,196,790
DEPARTMENT STORES 4.8%
  78,300    Federated
            Department Stores,
            Inc.                   4,983,012
  56,100    Kohl's Corp.(a)        2,896,443
                                ------------
                                   7,879,455

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
DISTRIBUTORS 0.9%
  31,800    Building Materials
            Holding Corp.       $  1,414,464
                                ------------
FOOTWEAR 11.4%
 123,300    Brown Shoe Co.,
            Inc.                   4,225,491
  68,700    K-Swiss, Inc.          2,269,161
  42,800    NIKE, Inc. - Class
            B                      3,565,668
 105,200    Reebok
            International Ltd.     4,660,360
  56,900    Timberland Co. -
            Class A(a)             4,035,917
                                ------------
                                  18,756,597
GENERAL MERCHANDISE STORES 7.3%
  92,600    Dollar General
            Corp.                  2,028,866
  97,800    Dollar Tree
            Stores, Inc.           2,809,794
  81,500    Family Dollar
            Stores, Inc.           2,474,340
  63,100    Shopko Stores,
            Inc.(a)                1,402,082
  64,300    Target Corp.           3,216,286
                                ------------
                                  11,931,368
HOME FURNISHINGS 2.0%
  38,100    Mohawk Industries
            Co.(a)                 3,211,830
                                ------------
HOME IMPROVEMENT RETAIL 6.3%
  82,800    Lowe's Cos., Inc.      4,727,052
  63,900    The Home Depot,
            Inc.                   2,443,536
  71,900    The Sherwin-
            Williams Co.           3,162,881
                                ------------
                                  10,333,469
HOME BUILDING 8.0%
 137,866    D.R. Horton, Inc.      4,031,202
  83,300    Hovnanian
            Enterprises,
            Inc. - Class A(a)      4,248,300
  47,000    M/I Homes, Inc.        2,299,710
  41,800    Ryland Group, Inc.     2,592,436
                                ------------
                                  13,171,648
HOUSEWARES & SPECIALTIES 1.2%
  37,000    Tupperware Corp.         753,320
  36,500    The Yankee Candle
            Co. Inc.(a)            1,157,050
                                ------------
                                   1,910,370


 12   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
      Rx
SPECIALTY STORES 9.4%
  67,200    Borders Group,
            Inc.                $  1,788,864
  44,300    Dick's Sporting
            Goods, Inc.(a)         1,627,139
  65,200    Michaels Stores,
            Inc.                   2,366,760
  85,100    O'Reilly
            Automotive,
            Inc.(a)                4,215,003
 115,800    Pier 1 Imports,
            Inc.                   2,111,034
  59,300    Staples, Inc.          1,863,799
  68,500    West Marine,
            Inc.(a)                1,456,310
                                ------------
                                  15,428,909
TIRE & RUBBER 1.2%
 144,500    The Goodyear Tire
            & Rubber Co.(a)        1,929,075
                                ------------
TOTAL CONSUMER DISCRETIONARY     144,509,197
INDUSTRIALS 1.5%
AIRLINES 1.5%
 134,800    SkyWest, Inc.          2,505,932
                                ------------
TOTAL INDUSTRIALS                  2,505,932
LEISURE & CONSUMER STAPLES 8.4%
RESTAURANTS 8.4%
  43,100    Brinker
            International,
            Inc.(a)                1,561,082
  78,500    CBRL Group, Inc.       3,242,050
  53,200    Jack In the Box,
            Inc.(a)                1,973,720
 110,800    Sonic Corp.(a)         3,700,720
  91,500    The Cheesecake
            Factory, Inc.          3,243,675
                                ------------
TOTAL LEISURE & CONSUMER
STAPLES                           13,721,247

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------

MATERIALS 1.6%
CONSTRUCTION MATERIALS 1.6%
  32,711    Eagle Materials,
            Inc.                $  2,647,628
                                ------------
TOTAL MATERIALS                    2,647,628
                                ------------
TOTAL UNITED STATES OF AMERICA   163,384,004
                                ------------
TOTAL COMMON STOCKS
(COST $145,429,767)              163,384,004

SHORT-TERM INVESTMENTS 0.1%
VARIABLE RATE DEMAND NOTES 0.1%
$199,715    American Family
            Demand Note,
            2.4663%#                 199,715
                                ------------
TOTAL VARIABLE RATE DEMAND
NOTES                                199,715
                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $199,715)                      199,715
                                ------------
TOTAL INVESTMENTS 99.8%
(COST $145,629,482)              163,583,719
OTHER ASSETS LESS LIABILITIES
0.2%                                 300,925
                                ------------
NET ASSETS 100.0%               $163,884,644
                                ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.
 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005.


                                                   Schedule of Investments    13

Management Overview

ICON Energy Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   88.0%
Top 10 Equity Holdings                                                     24.2%
Number of Stocks                                                              67
Short-Term Investments                                                     11.9%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
Petroleo Brasileiro S.A.                                                    3.6%
Petro-Canada                                                                2.6%
Suncor Energy, Inc.                                                         2.6%
Cal Dive International, Inc.                                                2.5%
Shell Transport & Trading Co. plc                                           2.4%
Petroleum Development Corp.                                                 2.3%
Ultra Petroleum Corp.                                                       2.1%
Tsakos Energy Navigation Ltd.                                               2.1%
Superior Energy Services, Inc.                                              2.1%
National-OilWell, Inc.                                                      1.9%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Energy Fund appreciated 19.35% for the six-month period ended March 31, 2005, trailing the 22.75% return for its sector-specific benchmark, the S&P 1500 Energy Index, while outperforming the 7.45% return of its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2005 appear on page 18.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund benefited during the period from a positive correlation between crude oil prices and energy stock prices. As continued strong demand growth in the face of limited supply capacity pushed crude oil prices higher, energy company earnings strengthened, providing the necessary support for stock prices to trend upward. Nevertheless, the sector experienced considerable volatility as crude oil prices fluctuated.

   This is reflected in the Fund's six-month performance in which it outpaced the S&P 1500 Energy Index during the first half of the reporting period but was unable to keep pace with the large-cap dominated index during the second half. Leading integrated oil & gas companies Exxon Mobil, Occidental Petroleum and ConocoPhillips led the benchmark higher during this advance. However, our valuation-related lack of exposure to Exxon Mobil and Occidental Petroleum, and underweight exposure to ConocoPhillips, worked against the Fund.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Equity markets registered substantial early gains, as investors welcomed lower energy prices, improving job creation, and decisive election-year

 14   Management Overview

[J.C. WALLER III, PORTFOLIO MANAGER PHOTO]
J.C. Waller, III
Portfolio Manager

   results. While this year-end rally suggested growing confidence in a sustainable economic recovery, macroeconomic news was decidedly mixed. Concern over the persistently weak U.S. dollar belied a widening trade deficit, even as higher short-term interest rates and inflation appeared to be manageable risks.

   However, these risks ultimately turned more worrisome when supply-demand issues pushed the price of crude oil futures from $40.71 a barrel in early December to $55.40 a barrel by period-end. As benchmark 10-year Treasury yields jumped from 3.99% in early February to 4.64% in late March, inflation fears intensified, weighing heavily on market sentiment. Energy stocks proved immune to this pressure, as the rise in crude oil prices bolstered valuations.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Given no convincing evidence to the contrary, valuation and relative strength readings led us to maintain relatively stable industry weightings during the period. The Fund remained overweighted in leading industry performers oil & gas refining & marketing & transportation, oil & gas exploration & production, and oil & gas equipment & services. Generally, the Fund was either slightly underweighted or equal weighted in oil & gas drilling, yet significantly underweighted in integrated oil & gas. While much of the sector hovered at fair value, we found the large-cap dominated integrated oil & gas industry, which comprises nearly 61% of the index, to be unattractive from a valuation standpoint.

   Among the Fund's top-performing stocks, offshore services company Cal Dive International enjoyed robust revenue gains, reflecting increases in production volumes and commodity prices. Also profiting from higher energy prices was Brazil's national oil company Petrobras, which reported earnings growth in both its upstream and downstream operations. Elsewhere, General Maritime, a provider of oil transportation services, profited from stronger spot charter rates.

   In contrast, oil and gas developers Harvest Natural Resources and Petroleum Development Corp. saw their market value decline. Harvest experienced drilling delays and production setbacks, while Petroleum Development reported accounting difficulties. Meanwhile, feedstock supplier TETRA Technologies, Inc. encountered integration issues amid several major acquisitions. None of these three stocks had met our sell criteria, so the Fund continued to own them at period-end.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE ENERGY SECTOR?

A. Although the Energy sector as a whole continues to linger at fair value, we believe certain industries, particularly oil & gas refining & marketing &

                                                       Management Overview    15

ICON Energy Fund

   transportation, remain undervalued. While the other industry groups are featuring fewer bargains, selected companies are still trading at discounts to their estimated intrinsic value, and those are currently being targeted. As long as valuations do not become overextended, we remain cautiously optimistic.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund benefited during the period from a positive correlation between crude oil prices and energy stock prices.

- Our methodology led us to overweight leading industry performer oil & gas refining & marketing & transportation.

- We found the large-cap dominated integrated oil & gas industry, which comprises nearly 61% of the index, to be unattractive from a valuation standpoint.

- Cal Dive International, Petrobras, and General Maritime were among the Fund's top-performing stocks.

- Stocks that saw their market value decline during the period included Harvest Natural Resources, Petroleum Development Corp. and TETRA Technologies Inc.


 16   Management Overview

                                                                  TOP INDUSTRIES
                                                                  March 31, 2005

         Oil & Gas Exploration & Production
                                             22.4%
                       Integrated Oil & Gas
                                             21.0%
             Oil & Gas Equipment & Services
                                             17.8%
            Oil & Gas Refining, Marketing &
                             Transportation  17.3%
                         Oil & Gas Drilling
                                             5.8%
                     Construction Materials
                                             1.6%
                 Construction & Engineering
                                             1.3%
                       Industrial Machinery
                                             0.8%

Percentages are based upon net assets.


                                                       Management Overview    17

ICON Energy Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2005

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS      11/5/97
-------------------------------------------------------------------------------------------
ICON Energy Fund                           19.35%       43.10%       21.06%       15.38%
-------------------------------------------------------------------------------------------
S&P 1500 Energy Index                      22.75%       47.21%       12.08%       9.68%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%        7.28%        -2.06%       5.17%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2005
[LINE GRAPH]

                                                    ICON ENERGY FUND          S&P 1500 ENERGY INDEX          S&P 1500 INDEX
                                                    ----------------          ---------------------          --------------
11/5/97                                                   10000                       10000                       10000
3/31/98                                                    9330                        9872                       11683
3/31/99                                                    6726                        9455                       13472
3/31/00                                                   11092                       11203                       16115
3/31/01                                                   15010                       11875                       12849
3/31/02                                                   16385                       12350                       13121
3/31/03                                                   13539                       10230                        9886
3/31/04                                                   20154                       13460                       13536
3/31/05                                                   28840                       19815                       14521

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 18   Management Overview

                                                         Schedule of Investments

                                                                ICON Energy Fund
                                                      March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
COMMON STOCKS 88.0%
UNITED STATES OF AMERICA 57.0%
ENERGY 53.9%
INTEGRATED OIL & GAS 2.4%
     80,000    ConocoPhillips   $  8,627,200
    155,000    Marathon Oil
               Corp.               7,272,600
                                ------------
                                  15,899,800
OIL & GAS DRILLING 2.9%
     19,100    Helmerich &
               Payne, Inc.           758,079
     15,600    Noble Corp.           876,876
    400,000    Patterson-UTI
               Energy, Inc.       10,008,000
    175,000    Unit Corp.(a)       7,904,750
                                ------------
                                  19,547,705
OIL & GAS EQUIPMENT & SERVICES 17.8%
    375,000    Cal Dive
               International,
               Inc.(a)            16,987,500
    200,000    FMC
               Technologies,
               Inc.(a)             6,636,000
    375,000    Grand Prideco,
               Inc.(a)             9,060,000
    125,000    Gulf Island
               Fabrication,
               Inc.                2,932,500
    164,700    Hydril Co.(a)       9,620,127
    275,000    Maverick Tube
               Corp.(a)            8,940,250
    271,800    National-
               OilWell Varco,
               Inc.(a)            12,693,060
     88,700    Oceaneering
               International,
               Inc.(a)             3,326,250
    134,400    Offshore
               Logistics,
               Inc.(a)             4,478,208
    425,000    Oil States
               International,
               Inc.(a)             8,733,750
    800,000    Superior Energy
               Services,
               Inc.(a)            13,760,000
    200,000    TETRA
               Technologies,
               Inc.(a)             5,688,000
    250,000    Tidewater, Inc.     9,715,000
    300,000    W-H Energy
               Services,
               Inc.(a)             7,179,000
                                ------------
                                 119,749,645

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION 22.4%
     24,200    Anadarko
               Petroleum Corp.  $  1,841,620
     50,000    Berry Petroleum
               Co.                 2,572,500
    450,000    Chesapeake
               Energy Corp.        9,873,000
    117,514    Cimarex Energy
               Co.(a)              4,583,046
     80,000    Comstock
               Resources,
               Inc.(a)             2,299,200
    320,000    Denbury
               Resources,
               Inc.(a)            11,273,600
    270,000    Encore
               Acquisition
               Co.(a)             11,151,000
    475,000    Energy Partners
               Ltd.(a)            12,335,750
    406,800    Harvest Natural
               Resources,
               Inc.(a)             4,836,852
    525,000    KCS Energy,
               Inc.(a)             8,064,000
    132,000    Newfield
               Exploration
               Co.(a)              9,802,320
     21,200    Noble Energy,
               Inc.                1,442,024
    150,036    Patina Oil &
               Gas Corp.           6,001,440
    130,800    Penn Virginia
               Corp.               6,003,720
    414,000    Petroleum
               Development
               Corp.(a)           15,603,660
    403,900    Range Resources
               Corp.               9,435,104
    325,000    Remington Oil &
               Gas Corp.(a)       10,244,000
    283,100    Ultra Petroleum
               Corp.(a)           14,381,480
    265,433    XTO Energy,
               Inc.                8,716,820
                                ------------
                                 150,461,136
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 8.4%
    125,000    Ashland, Inc.       8,433,750
    275,000    Frontier Oil
               Corp.               9,971,500
    250,000    General
               Maritime
               Corp.(a)           12,110,000
    475,000    OMI Corp.           9,096,250


                                                   Schedule of Investments    19

ICON Energy Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
    100,000    Overseas
               Shipholding
               Group, Inc.      $  6,291,000
    534,300    The Williams
               Companies, Inc.    10,050,183
                                ------------
                                  55,952,683
                                ------------
TOTAL ENERGY                     361,610,969

INDUSTRIALS 1.5%
CONSTRUCTION & ENGINEERING 0.7%
    153,000    URS Corp.(a)        4,398,750
INDUSTRIAL MACHINERY 0.8%
    223,900    Flowserve
               Corp.(a)            5,792,293
                                ------------
TOTAL INDUSTRIALS                 10,191,043

MATERIALS 1.6%
CONSTRUCTION MATERIALS 1.6%
    320,000    Headwaters,
               Inc.(a)            10,502,400
                                ------------
TOTAL MATERIALS                   10,502,400
                                ------------
TOTAL UNITED STATES OF AMERICA   382,304,412

AMERICAN DEPOSITARY RECEIPT 11.4%
BRAZIL 3.6%
ENERGY 3.6%
INTEGRATED OIL & GAS 3.6%
    540,000    Petroleo
               Brasileiro
               S.A. - ADR         23,857,200
                                ------------
TOTAL ENERGY                      23,857,200
                                ------------
TOTAL BRAZIL                      23,857,200

DENMARK 1.0%
ENERGY 1.0%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 1.0%
    125,000    Dampskibsselskabet
               Torm - ADR          6,686,250
                                ------------
TOTAL ENERGY                       6,686,250
                                ------------
TOTAL DENMARK                      6,686,250

CHINA 2.4%
ENERGY 2.4%
INTEGRATED OIL & GAS 2.4%
    240,000    China Petroleum
               and Chemical
               Corp. - ADR         9,784,800
    100,000    Petrochina Co.,
               Ltd. - ADR          6,322,000
                                ------------
TOTAL ENERGY                      16,106,800
                                ------------
TOTAL CHINA                       16,106,800

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------

ITALY 0.7%
ENERGY 0.7%
INTEGRATED OIL & GAS 0.7%
     36,000    ENI
               S.p.A. - ADR     $  4,685,760
                                ------------
TOTAL ENERGY                       4,685,760
                                ------------
TOTAL ITALY                        4,685,760

NETHERLANDS 2.4%
ENERGY 1.8%
INTEGRATED OIL & GAS 1.8%
    200,000    Royal Dutch
               Petroleum - ADR    12,008,000
                                ------------
TOTAL ENERGY                      12,008,000

INDUSTRIALS 0.7%
CONSTRUCTION & ENGINEERING 0.6%
    100,000    Chicago Bridge
               and Iron Co.
               N.V. - ADR          4,403,000
                                ------------
TOTAL INDUSTRIALS                  4,403,000
                                ------------
TOTAL NETHERLANDS                 16,411,000

SPAIN 1.3%
ENERGY 1.3%
INTEGRATED OIL & GAS 1.3%
    330,000    Repsol YPF
               S.A. - ADR          8,761,500
TOTAL ENERGY                       8,761,500
                                ------------
TOTAL SPAIN                        8,761,500
                                ------------
TOTAL AMERICAN DEPOSITORY
RECEIPT                           76,508,510

BAHAMAS 1.7%
ENERGY 1.7%
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 1.7%
    250,000    Teekay Shipping
               Corp.              11,237,500
                                ------------
TOTAL ENERGY                      11,237,500
                                ------------
TOTAL BAHAMAS                     11,237,500

BERMUDA 4.8%
ENERGY 4.8%
OIL & GAS DRILLING 1.8%
    200,000    Nabors
               Industries
               Ltd.(a)            11,828,000
                                ------------


 20   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 3.0%
    318,008    Ship Finance
               International
               Ltd.             $  6,455,562
    320,000    Tsakos Energy
               Navigation Ltd.    14,089,600
                                ------------
TOTAL ENERGY                      20,545,162
                                ------------
TOTAL BERMUDA                     32,373,162

CANADA 7.5%
ENERGY 7.5%
INTEGRATED OIL & GAS 6.4%
    300,000    Petro-Canada       17,358,000
    215,000    Petrokazakhstan,
               Inc.                8,636,550
    425,000    Suncor Energy,
               Inc.               17,089,250
                                ------------
                                  43,083,800
OIL & GAS DRILLING 1.1%
     94,900    Precision
               Drilling
               Corp.(a)            7,085,234
                                ------------
TOTAL ENERGY                      50,169,034
                                ------------
TOTAL CANADA                      50,169,034

UNITED KINGDOM 5.6%
ENERGY 5.6%
INTEGRATED OIL & GAS 2.4%
    300,000    Shell Transport
               & Trading Co.
               PLC                16,308,000
                                ------------

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
OIL & GAS REFINING & MARKETING &
TRANSPORTATION 3.2%
    180,000    Frontline Ltd.   $  8,820,000
    650,000    Top Tankers,
               Inc.               12,057,500
                                ------------
                                  20,877,500
                                ------------
TOTAL ENERGY                      37,185,500
                                ------------
TOTAL UNITED KINGDOM              37,185,500
                                ------------
TOTAL COMMON STOCKS (COST
$459,397,668)                    589,778,118

SHORT-TERM INVESTMENTS 11.9%
U.S. GOVERNMENT NOTE 10.2%
$68,000,000    FHLB Discount
               Note, 2.2810%,
               04/01/05           68,000,000
                                ------------
VARIABLE RATE DEMAND NOTE 1.7%
 11,305,221    American Family
               Demand Note,
               2.4663%#           11,305,221
                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $79,305,221)                79,305,221
                                ------------
TOTAL INVESTMENTS 99.9% (COST
$538,702,889)                    669,083,339
OTHER ASSETS LESS LIABILITIES
0.1%                                 698,922
                                ------------
NET ASSETS 100.0%               $669,782,261
                                ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005
ADR American Depositary Receipt

Dates shown on securities are the due dates of the obligation.


                                                   Schedule of Investments    21

Management Overview

ICON Financial Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   96.4%
Top 10 Equity Holdings                                                     27.8%
Number of Stocks                                                              48
Short-Term Investments                                                      1.6%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
The Hartford Financial Services Group, Inc.                                 3.0%
Loews Corp.                                                                 2.9%
A.G. Edwards, Inc.                                                          2.9%
American Financial Corp.                                                    2.8%
Prudential Financial, Inc.                                                  2.8%
HCC Insurance Holdings, Inc.                                                2.8%
Morgan Stanley                                                              2.7%
Philadelphia Consolidated Holding Corp.                                     2.7%
The Goldman Sachs Group, Inc.                                               2.6%
ING Groep N.V.                                                              2.6%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Financial Fund gained 3.29% for the six-month period ended March 31, 2005, outperforming the 1.43% return for its sector-specific benchmark, the S&P 1500 Financials Index, but trailing the 7.45% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2005 appear on page 26.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund reflected overall weakness in the Financials sector during the period, as investors became increasingly concerned that rising interest rates and the inflationary effects of higher oil prices would pressure the shares of financial services companies. Fallout from the New York attorney general's investigation into the insurance industry and credit quality trends in the consumer finance industry also contributed to widespread headline risk.

   Nevertheless, the Fund outpaced its narrow benchmark in large part due to a valuation-driven tilt toward the top-performing investment banking & brokerage industry, which on average was the Fund's largest industry weighting during the period. Valuations remained attractive, with the group trading at a discount to the broader market, while relative strength has compared favorably.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Although the Fund participated in a broad year-end rally favoring economically sensitive industries, much of those gains were erased during the first quarter of 2005. As strong corporate earnings and sound underlying


 22   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

   fundamentals gave way to perceptions of slowing growth and rising prices, stocks abruptly retreated before settling into a volatile trading range.

   While defensive groups fared better amid this sideways market, cyclical industries gave back considerable ground. Investment performance, a key "product" of the Financials sector, further exacerbated an already difficult environment, as mutual fund flows proved weak and considerable assets remained on the sidelines. For that reason, companies with diverse revenue streams, capital markets exposure and less reliance on spread revenue appeared to best weather the storm, even as investor sentiment reflected pervasive negativity.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. The Fund's largest industry exposure, investment banking & brokerage, turned in the strongest performance during the period, capitalizing on an overweight position relative to the benchmark. Comprising 9.9% of net assets at the start of the period, by period-end the industry accounted for 19.6% of net assets, due to its attractive V/P and RS characteristics. Also contributing to Fund performance was life & health insurance, which continues to benefit from demographic trends supporting an aging population.

   Meanwhile, regional banks remained among the weakest industries in the sector and consequently worked against Fund performance. Having begun the fiscal year at 12.0% of net assets, by period-end all exposure had been removed. Conversely, multi-line insurance was increased to 11.6% from 7.4%, as V/P and RS improved despite concerns surrounding from the New York State insurance probe.

   Among the Fund's leading stock contributors, brokerage firm A.G. Edwards Inc. profited from a pickup in market activity coupled with effective cost controls. By focusing on fast-growing segments of the insurance business, particularly the Japanese market, Prudential Financial Inc. repeatedly posted better-than-expected earnings. Elsewhere, global investment banking giant Goldman Sachs Group Inc. saw transaction volume increase after two quarterly declines.

   In contrast, specialty finance company First Cash Financial Inc. slid when Federal regulators announced new guidelines governing the payday lending business. Multi-line insurer American International Group Inc. also struggled when it was named in the New York State insurance investigation, as did residential mortgage lender Countrywide Financial Corp. upon revealing accounting irregularities. Although the Fund continues to hold First Cash Financial, Countrywide and AIG were liquidated due to declining relative strength.

                                                       Management Overview    23

ICON Financial Fund

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE FINANCIALS SECTOR?

A. While sector valuations currently demonstrate considerable upside potential, we remain on the lookout for market leadership that has been slow to develop. In light of these still challenging conditions, we continue to apply our discipline, investing with a keen eye toward valuation and relative strength.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund reflected overall weakness in the Financials sector though outperformed its narrow benchmark.

- Our valuation methodology led us to overweight investment banking & brokerage, the Fund's largest industry exposure and top performer.

- Regional banking was among the sector's weakest industries during the period and consequently worked against Fund performance.

- A.G. Edwards Inc., Prudential Financial Inc. and Goldman Sachs Group Inc. all made meaningful individual contributions to Fund performance

- Principal company detractors included First Cash Financial Inc., American International Group Inc. and Countrywide Financial Corp.


 24   Management Overview

                                                               TOP 10 INDUSTRIES
                                                                  March 31, 2005

    Investment Banking & Brokerage
                                    19.6%
                  Consumer Finance
                                    12.8%
     Property & Casualty Insurance
                                    12.5%
           Life & Health Insurance
                                    11.7%
              Multi-Line Insurance
                                    11.6%
  Asset Management & Custody Banks
                                    10.9%
       Other Diversified Financial
                          Services  6.2%

                 Diversified Banks
                                    4.9%
                       Reinsurance
                                    4.2%
        Thrifts & Mortgage Finance
                                    1.2%

Percentages are based upon net assets.


                                                       Management Overview    25

ICON Financial Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2005

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS       7/1/97
-------------------------------------------------------------------------------------------
ICON Financial Fund                        3.29%        3.29%        13.89%       10.54%
-------------------------------------------------------------------------------------------
S&P 1500 Financials Index                  1.43%        -0.29%       6.31%        8.57%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%        7.28%        -2.06%       5.91%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2005
[LINE GRAPH]

                                                   ICON FINANCIAL FUND      S&P 1500 FINANCIALS INDEX        S&P 1500 INDEX
                                                   -------------------      -------------------------        --------------
7/1/97                                                    10000                       10000                       10000
3/31/98                                                   12003                       13426                       12552
3/31/99                                                   11878                       14190                       14474
3/31/00                                                   11342                       13923                       17314
3/31/01                                                   15598                       15435                       13804
3/31/02                                                   17625                       16526                       14097
3/31/03                                                   13011                       13027                       10621
3/31/04                                                   21045                       18958                       14543
3/31/05                                                   21736                       18903                       15601

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 26   Management Overview

                                                         Schedule of Investments

                                                             ICON Financial Fund
                                                      March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 96.4%
UNITED STATES OF AMERICA 93.8%
FINANCIAL 93.8%
ASSET MANAGEMENT & CUSTODY BANKS 10.9%
    75,300    Affiliated
              Managers Group,
              Inc.(a)            $  4,670,859
   105,000    American Capital
              Strategies, Ltd.      3,298,050
   166,400    Eaton Vance Corp.     3,900,416
    96,400    Investors
              Financial
              Services Corp.        4,714,924
    53,300    Legg Mason, Inc.      4,164,862
    43,100    SEI Investments
              Co.                   1,558,496
                                 ------------
                                   22,307,607
CONSUMER FINANCE 12.8%
   161,700    AmeriCredit
              Corp.(a)              3,790,248
    49,000    Capital One
              Financial Corp.       3,663,730
    79,000    First Cash
              Financial
              Services, Inc.(a)     1,672,430
   191,000    Metris Companies,
              Inc.(a)               2,213,690
   296,100    Providian
              Financial
              Corp.(a)              5,081,076
   102,800    SLM Corp.             5,123,552
   175,700    World Acceptance
              Corp.(a)              4,483,864
                                 ------------
                                   26,028,590
DIVERSIFIED BANKS 4.9%
    92,600    Bank of America
              Corp.                 4,083,660
    80,600    Wachovia Corp.        4,103,346
    31,200    Wells Fargo & Co.     1,865,760
                                 ------------
                                   10,052,766
INVESTMENT BANKING & BROKERAGE 19.6%
   132,500    A.G. Edwards,
              Inc.                  5,936,001
   135,400    E*TRADE Financial
              Corp.                 1,624,800
   260,700    Investment
              Technology Group,
              Inc.(a)               4,562,250
   491,200    Labranche and
              Co., Inc.(a)          4,568,160

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
    47,100    Lehman Brothers
              Holding, Inc.      $  4,434,936
    96,700    Morgan Stanley        5,536,075
   123,000    Raymond James
              Financial, Inc.       3,726,900
    43,700    The Bear Stearns
              Cos., Inc.            4,365,630
    48,700    The Goldman Sachs
              Group, Inc.           5,356,513
                                 ------------
                                   40,111,265
LIFE & HEALTH INSURANCE 11.7%
   110,500    AmerUs Group Co.      5,221,125
    54,450    Delphi Financial
              Group, Inc.           2,341,350
    60,900    Lincoln National
              Corp.                 2,749,026
    78,800    MetLife, Inc.         3,081,080
   100,100    Prudential
              Financial, Inc.       5,745,740
    55,300    StanCorp
              Financial Group,
              Inc.                  4,688,334
                                 ------------
                                   23,826,655
MULTI-LINE INSURANCE 11.6%
   160,700    Allmerica
              Financial
              Corp.(a)              5,777,165
   156,100    HCC Insurance
              Holdings, Inc.        5,644,576
    81,800    Loews Corp.           6,015,572
    90,400    The Hartford
              Financial
              Services Group,
              Inc.                  6,197,824
                                 ------------
                                   23,635,137
OTHER DIVERSIFIED FINANCIAL SERVICES 3.6%
    84,200    Citigroup, Inc.       3,783,948
    93,600    Principal
              Financial Group,
              Inc.                  3,602,664
                                 ------------
                                    7,386,612
PROPERTY & CASUALTY INSURANCE 12.5%
    89,610    Fidelity National
              Financial, Inc.       2,951,753
    79,800    LandAmerica
              Financial Group,
              Inc.                  3,992,394
    71,400    Philadelphia
              Consolidated
              Holding Corp.(a)      5,535,642
   111,600    Selective
              Insurance Group,
              Inc.                  5,159,268


                                                   Schedule of Investments    27

ICON Financial Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
    79,000    The Allstate
              Corp.              $  4,270,740
    73,400    W.R. Berkley
              Corp.                 3,640,640
                                 ------------
                                   25,550,437
REINSURANCE 4.2%
    47,400    Everest Re Group
              Ltd.                  4,034,214
    67,500    Transatlantic
              Holdings, Inc.        4,469,850
                                 ------------
                                    8,504,064
SPECIALIZED FINANCE 0.8%
   276,900    Instinet Group,
              Inc.(a)               1,628,172
                                 ------------
THRIFTS & MORTGAGE INSURANCE 1.2%
    72,900    IndyMac Bancorp,
              Inc.                  2,478,600
                                 ------------
TOTAL FINANCIAL                   191,509,905
                                 ------------
TOTAL UNITED STATES OF AMERICA    191,509,905

AMERICAN DEPOSITARY RECEIPT 2.6%
NETHERLANDS 2.6%
FINANCIAL 2.6%
OTHER DIVERSIFIED FINANCIAL SERVICES 2.6%
   174,658    ING Groep
              NV - ADR              5,279,911
                                 ------------
TOTAL FINANCIAL                     5,279,911
                                 ------------
TOTAL NETHERLANDS                   5,279,911
                                 ------------
TOTAL AMERICAN DEPOSITARY
RECEIPT                             5,279,911
                                 ------------
TOTAL COMMON STOCKS (COST
$174,446,865)                     196,789,816

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

SHORT-TERM INVESTMENTS 1.6%
U.S. GOVERNMENT AGENCIES 1.4%
$2,900,000    FHLB Discount
              Note,
              2.2810%, 4/1/05    $  2,900,000
                                 ------------
VARIABLE DEMAND RATE NOTES 0.2%
   362,176    American Family
              Demand Note,
              2.4663%#                362,176
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $3,262,176)                   3,262,176
                                 ------------
TOTAL INVESTMENTS 98.0%
(COST $177,709,041)               200,051,992
OTHER ASSETS LESS LIABILITIES
2.0%                                4,040,149
                                 ------------
NET ASSETS 100.0%                $204,092,141
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005
ADR American Depositary Receipt

Dates shown on securities are the due dates of the obligation.


 28   Schedule of Investments

                                                             Management Overview

                                                            ICON Healthcare Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   97.7%
Top 10 Equity Holdings                                                     25.7%
Number of Stocks                                                              64
Short-Term Investments                                                      2.5%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
UnitedHealth Group, Inc.                                                    3.7%
Aetna, Inc.                                                                 3.0%
Centene Corp.                                                               2.7%
AMERIGROUP Corp.                                                            2.5%
Wellpoint, Inc.                                                             2.5%
Humana, Inc.                                                                2.3%
CIGNA Corp.                                                                 2.3%
WellChoice, Inc.                                                            2.3%
Coventry Health Care, Inc.                                                  2.2%
HCA, Inc.                                                                   2.2%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Healthcare Fund appreciated 20.40% for the six-month period ended March 31, 2005, outperforming the 5.53% return for its sector-specific benchmark, the S&P 1500 Healthcare Index, in addition to the 7.45% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2005 appear on page 33.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund's focus on valuation benefited relative performance during the six-month period. Given the breadth of stocks trading at significant discounts to intrinsic value as well as the overall market, the Fund was rewarded in the fourth quarter of 2004 when investors bid shares higher in a broad cyclical rally.

   Although this upward sector move mirrored the cyclical rally, the defensive nature of Healthcare stocks enabled the Fund to withstand subsequent setbacks during the second half of the reporting period. Despite the presence of value and relative strength within the sector, a disparity in industry returns was noticeable. While the managed health care, health care facilities and health care services industries were among the leaders, biotechnology and pharmaceuticals proved to be laggards.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. For the first half of the reporting period, improving fundamentals and strong growth in corporate profits drove stock prices higher. Investors warmed to an easing of energy prices, positive news on the job front and the removal of election-year uncertainties, all of which suggested an increasingly sustainable and resilient U.S. economy.

                                                       Management Overview    29

ICON Healthcare Fund

   While this heightened expectations for the coming year, the second half of the reporting period got off to a shaky start, as surging commodity prices pushed interest rates higher and rekindled inflation fears. Meanwhile, a widening U.S. trade gap in the face of a persistently weak dollar also weighed heavily on investors. As these distractions permeated the market, stocks came under considerable downward pressure, erasing a portion of the previous quarter's gains.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Among the Fund's leading industry contributors during the period, managed health care, replete with well-managed companies and a powerfulcombination of value and relative strength, proved to be a standout.In gravitating toward this compelling market theme, the Fund took asignificantly overweight position, which boosted upside performance.

   The Fund's lack of exposure to pharmaceuticals, which comprise over half of the S&P 1500 Healthcare Index, also attributed positively. Because overall industry weakness did not warrant their inclusion, the Fund was able to avoid the fallout associated with the recall of several popular anti-inflammatory drugs. Conversely, several of the Fund's health care equipment holdings worked against performance.

   On the company level, notable contributors included Centene Corp., a provider of Medicaid and Medicaid-related programs, which benefited from a series of new contracts. Managed healthcare giant Aetna Inc. also advanced as management raised its expectations for earnings and membership growth. Meanwhile, healthcare services provider Humana Inc. capitalized on consolidation trends, acquiring CarePlus Health Plans.

   In contrast, principal detractors included medical device manufacturer Boston Scientific, which encountered legal difficulties involving a patent infringement suit and was sold from the Fund. Elsewhere, information services firm Dendrite International retreated on concerns that consolidation efforts would dilute earnings, while Stryker Corp. saw its shares slump when the maker of orthopedic implants faced a Justice Department probe into its sales and marketing practices. The Fund continued to own Dendrite International and Stryker Corp. as they had not met our sell criteria.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE HEALTHCARE SECTOR?

A. Even as investors come to recognize the significant relative discounts within the Healthcare sector, value remains widespread. Managed health care, health care facilities and health care services all remain attractive based on valuation, and continue to be worthy of their overweight positions. Although pharmaceuticals and biotechnology are trading at deep discounts to

 30   Management Overview

[J.C. WALLER III PHOTO]
J.C. Waller, III
Portfolio Manager

   estimated fair value, we are still looking for more convincing signs of relative strength.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund's focus on valuation benefited relative performance as it was able to find value throughout the Healthcare sector.

- Our methodology led us to significantly overweight industry standout managed health care, a compelling market theme combining value and relative strength.

- Conversely, weak relative strength readings convinced us to avoid pharmaceuticals, which came under severe pressure due to safety concerns.

- Centene Corp., Aetna Inc. and Humana Inc. were among the Fund's strongest-performing holdings during the period.

- Stocks that detracted from performance included Boston Scientific, Dendrite International and Stryker Corp.


                                                       Management Overview    31

ICON Healthcare Fund

TOP INDUSTRIES
March 31, 2005

               Managed Health Care
                                    27.1%
              Health Care Services
                                    24.4%
            Health Care Facilities
                                    14.2%
             Health Care Equipment
                                    14.0%
              Health Care Supplies
                                    11.0%
          Health Care Distributors
                                    3.6%
                     Biotechnology
                                    2.5%
        Office Services & Supplies
                                    0.9%

Percentages are based upon net assets.


 32   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2005

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS      2/24/97
-------------------------------------------------------------------------------------------
ICON Healthcare Fund                       20.40%       16.90%       12.89%       13.53%
-------------------------------------------------------------------------------------------
S&P 1500 Healthcare Index                  5.53%        2.67%        3.36%        8.20%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%        7.28%        -2.06%       6.96%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2005
[LINE GRAPH]

                                                                               S&P 1500 HEALTHCARE
                                                  ICON HEALTHCARE FUND                INDEX                  S&P 1500 INDEX
                                                  --------------------         -------------------           --------------
2/24/97                                                   10000                       10000                       10000
3/31/98                                                   13319                       14014                       13874
3/31/99                                                   13500                       17464                       15999
3/31/00                                                   15234                       16050                       19137
3/31/01                                                   18731                       18405                       15258
3/31/02                                                   19845                       19189                       15582
3/31/03                                                   17337                       15824                       11740
3/31/04                                                   23895                       18439                       16075
3/31/05                                                   27934                       18932                       17244

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    33

Schedule of Investments

ICON Healthcare Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 97.7%
UNITED STATES OF AMERICA 97.1%
HEALTH CARE 96.2%
BIOTECHNOLOGY 2.5%
    70,000    Martek
              Biosciences
              Corp.(a)           $  4,073,300
    53,200    Serologicals
              Corp.(a)              1,300,208
   110,000    United
              Therapeutics
              Corp.(a)              5,026,450
                                 ------------
                                   10,399,958
HEALTH CARE DISTRIBUTORS 3.6%
   170,000    Henry Schein,
              Inc.(a)               6,092,800
   150,000    Owens & Minor,
              Inc.                  4,072,500
    96,000    Patterson Cos.,
              Inc.(a)               4,795,200
                                 ------------
                                   14,960,500
HEALTH CARE EQUIPMENT 14.0%
   165,000    Baxter
              International,
              Inc.                  5,606,700
    92,700    Beckman Coulter,
              Inc.                  6,159,915
    87,300    Becton, Dickinson
              & Co.                 5,100,066
    79,200    Biosite, Inc.(a)      4,120,776
   238,500    CONMED Corp.(a)       7,183,620
   138,700    Diagnostic
              Products Corp.        6,699,210
   108,000    Integra
              LifeSciences
              Holdings Corp.(a)     3,803,760
    47,600    Invacare Corp.        2,124,388
   144,500    Matthews
              International
              Corp.                 4,733,820
    57,400    ResMed, Inc.(a)       3,237,360
    70,000    Respironics,
              Inc.(a)               4,078,900
   120,000    Stryker Corp.         5,353,200
                                 ------------
                                   58,201,715
HEALTH CARE FACILITIES 14.2%
   185,800    AmSurg Corp.(a)       4,700,740
   250,000    Community Health
              Systems, Inc.(a)      8,727,500
   170,000    HCA, Inc.             9,106,900

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
   125,000    Health Management
              Associates Inc.    $  3,272,500
   200,000    LifePoint
              Hospitals,
              Inc.(a)               8,768,000
   140,000    Manor Care, Inc.      5,090,400
   138,000    Triad Hospitals,
              Inc.(a)               6,913,800
   134,000    United Surgical
              Partners
              International,
              Inc.(a)               6,133,180
   120,000    Universal Health
              Services, Inc.        6,288,000
                                 ------------
                                   59,001,020
HEALTH CARE SERVICES 23.8%
   208,500    American
              Healthways,
              Inc.(a)               6,884,670
   173,200    Caremark Rx,
              Inc.(a)               6,889,896
    90,500    Cerner Corp.(a)       4,752,155
   172,100    Cross Country
              Healthcare,
              Inc.(a)               2,884,396
   190,500    DaVita, Inc.(a)       7,972,425
   351,500    Dendrite
              International,
              Inc.(a)               4,935,060
    83,100    Express Scripts,
              Inc.(a)               7,245,489
   175,000    Laboratory
              Corporation of
              America
              Holdings(a)           8,435,000
   136,700    Lincare Holdings,
              Inc.(a)               6,046,241
   150,000    Medco Health
              Solutions,
              Inc.(a)               7,435,500
   162,800    Pharmaceutical
              Product
              Development,
              Inc.(a)               7,887,660
    85,400    Quest
              Diagnostics, Inc.     8,978,102
   248,300    RehabCare Group,
              Inc.(a)               7,128,693
   200,050    Renal Care Group,
              Inc.(a)               7,589,897
   109,500    SFBC
              International,
              Inc.(a)               3,858,780
                                 ------------
                                   98,923,964


 34   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
HEALTH CARE SUPPLIES 11.0%
   158,200    Advanced Medical
              Optics, Inc.(a)    $  5,728,422
   193,300    Arrow
              International,
              Inc.                  6,639,855
    71,600    DENTSPLY
              International,
              Inc.                  3,895,756
    81,500    Edwards
              Lifesciences
              Corp.(a)              3,522,430
   110,000    Gen-Probe Inc.(a)     4,901,600
   110,300    Surmodics,
              Inc.(a)               3,519,673
    66,500    Sybron Dental
              Specialties,
              Inc.(a)               2,387,350
   116,700    The Cooper Cos.,
              Inc.                  8,507,430
   268,500    West
              Pharmaceutical
              Services, Inc.        6,417,150
                                 ------------
                                   45,519,666
MANAGED HEALTH CARE 27.1%
   167,200    Aetna, Inc.          12,531,640
   289,600    AMERIGROUP
              Corp.(a)             10,587,776
   378,600    Centene Corp.(a)     11,354,214
   105,000    CIGNA Corp.           9,376,500
   135,000    Coventry Health
              Care, Inc.(a)         9,198,900
   294,700    Humana, Inc.(a)       9,412,718
   159,900    Molina
              Healthcare,
              Inc.(a)               7,369,791
   126,600    PacifiCare Health
              Systems, Inc.(a)      7,206,072
   161,112    UnitedHealth
              Group, Inc.          15,366,862
   175,700    WellChoice,
              Inc.(a)               9,366,567
    83,000    Wellpoint,
              Inc.(a)              10,404,050
                                 ------------
                                  112,175,090
                                 ------------
TOTAL HEALTH CARE                 399,181,913

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
INDUSTRIALS 0.9%
OFFICE SERVICES & SUPPLIES 0.9%
    99,500    Mine Safety
              Appliances Co.     $  3,854,630
                                 ------------
TOTAL INDUSTRIALS                   3,854,630
                                 ------------
TOTAL UNITED STATES OF AMERICA    403,036,543

AMERICAN DEPOSITARY RECEIPT 0.6%
IRELAND 0.6%
HEALTH CARE 0.6%
HEALTH CARE SERVICES 0.6%
    70,100    Icon PLC-ADR(a)       2,630,152
                                 ------------
TOTAL HEALTH CARE                   2,630,152
                                 ------------
TOTAL IRELAND                       2,630,152
                                 ------------
TOTAL AMERICAN DEPOSITARY
RECEIPT                             2,630,152
                                 ------------
TOTAL COMMON STOCKS
(COST $312,925,110)               405,666,695

SHORT-TERM INVESTMENTS 2.5%
U.S. GOVERNMENT AGENCIES 2.2%
$9,300,000    FHLB Discount
              Note,
              2.2810%, 4/1/05       9,300,000
                                 ------------
VARIABLE RATE DEMAND NOTES 0.3%
 1,328,912    American Family
              Demand Note,
              2.4663%#              1,328,912
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $10,628,912)                 10,628,912
                                 ------------
TOTAL INVESTMENTS 100.2%
(COST $323,554,022)               416,295,607
OTHER ASSETS LESS LIABILITIES
(0.2)%                               (897,288)
                                 ------------
NET ASSETS 100.0%                $415,398,319
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005
ADR American Depositary Receipt

Date shown on securities are the due dates of the obligation.


                                                   Schedule of Investments    35

Management Overview

ICON Industrials Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   98.0%
Top 10 Equity Holdings                                                     22.2%
Number of Stocks                                                              85
Short-Term Investments                                                      1.9%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
Labor Ready, Inc.                                                           2.8%
Norfolk Southern Corp.                                                      2.5%
The Manitowoc Co, Inc.                                                      2.4%
L-3 Communications Holdings, Inc.                                           2.3%
Terex Corporation                                                           2.1%
Goodrich Corp.                                                              2.1%
Oshkosh Truck Corp.                                                         2.0%
Simpson Manufacturing Co., Inc.                                             2.0%
Burlington Northern Santa Fe Corp.                                          2.0%
Lockheed Martin Corp.                                                       2.0%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Industrials Fund advanced 12.74% for the six-month period ended March 31, 2005, outperforming both the 8.80% return for its sector-specific benchmark, the S&P 1500 Industrials Index, and the 7.45% return of its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2005 appear on page 40.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund's valuation-driven investment approach captured significant upside in conjunction with a year-end cyclical rally favoring economically sensitive industries. As is often the case, this type of environment was conducive to the Industrials sector, which tends to perform best during times of economic expansion. Against this seemingly strengthening backdrop, bargains were plentiful, and helped to bolster returns as stocks closed the gap between market price and intrinsic value.

   Later in the period, concerns over possible economic softening, rising commodity costs, and perceived inflationary pressures severely dampened investor sentiment. While cyclical industries bore the brunt of subsequent market pullbacks, our value discipline proved increasingly resilient, enabling the Fund to stay well ahead of its benchmarks.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Inflation fears intensified during the period, as investors questioned whether higher energy and raw material costs would curb economic growth and, more specifically, manufacturing output. Although we continued to see limited pricing power and virtually no signs of runaway inflation, the first-quarter surge in crude oil futures and Treasury yields shaved earlier gains

 36   Management Overview

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager

   amid concerns that recent momentum in capital spending would ultimately come under pressure.

   This was in stark contrast to the first half of the reporting period, when expectations for a sustainable economic recovery led to robust gains in cyclical stocks. While the year-end rally reportedly gathered steam thanks to lower energy prices, improving job creation and decisive election-year results, we believe that there was no triggering event, and that the rise in stocks, particularly those we viewed as underpriced, was part of a natural move back toward fair value.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Despite higher fuel costs, transportation stocks in the railroads, trucking, and marine industries turned in strong returns due to improving manufacturing output and freight volumes. The Fund was tilted toward these leading industry themes based on valuation and relative strength, thereby profiting from direct exposure to the expanding economy. Building products and industrial machinery were also actively overweighted, as value and relative strength persisted in both industries.

   Furthermore, the Fund benefited from its lack of exposure to two benchmark bellwethers, General Electric and United Parcel Service, both of which underperformed the sector-specific index. Although overvaluation led to their exclusion, active avoidance of highly weighted benchmark components points to the delicate nature of comparing oneself to a market-cap weighted index.

   As for the Fund's top performance contributors, temporary employment agency Labor Ready Inc. turned higher gross margins and improved cost controls into better-than-expected earnings. Oshkosh Truck also advanced, as the ongoing construction boom boosted demand for cement mixers and other specialty vehicles. Meanwhile, railroad operator Burlington Northern Santa Fe Corp. was successful in instituting fuel surcharges while experiencing double-digit volume growth.

   In contrast, detractors included SOURCECORP, a provider of document outsourcing services, which fell after it restated financial results due to a revenue recognition error. We liquidated this stock as its relative strength declined. Insituform Technologies, a provider of pipeline rehabilitation services, also retreated when higher labor and overhead costs led to a gross margin adjustment. Elsewhere, Coinstar Inc., an operator of coin counting machines, declined after reporting flat earnings despite a doubling of revenue. The latter two companies had not met our sell criteria so the Fund continued to own them at period-end.


                                                       Management Overview    37

ICON Industrials Fund

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INDUSTRIALS SECTOR?

A. Although value remains widespread across the sector, inflation fears and growth concerns have led to a difficult environment. While the economic expansion will likely continue, the pace could very well decelerate. In light of these conditions, we continue to apply our discipline, investing on the basis of valuation and relative strength.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund's valuation-driven approach captured sizable gains in conjunction with a year-end rally favoring economically sensitive industries.

- Our methodology led us to overweight transportation industries such as railroads, trucking and marine, all of which turned in strong returns.

- The Fund benefited from avoiding benchmark bellwethers General Electric and United Parcel Service, both of which underperformed the sector-specific index.

- Labor Ready Inc., Oshkosh Truck and Burlington Northern Santa Fe Corp. were among the Fund's top performance contributors.

- Stocks that detracted from performance included SOURCECORP, Insituform Technologies and Coinstar Inc.


 38   Management Overview

                                                               TOP 10 INDUSTRIES
                                                                  March 31, 2005

                        Aerospace & Defense
                                             14.5%
                       Industrial Machinery
                                             12.7%
                          Building Products
                                             12.3%
                                  Railroads
                                             12.3%
                                   Trucking
                                             9.2%
      Construction & Farm Machinery & Heavy
                                     Trucks  6.3%
            Diversified Commercial Services
                                             5.9%
                        Employment Services
                                             5.3%
          Electrical Components & Equipment
                                             4.0%
                 Construction & Engineering
                                             3.1%

Percentages are based upon net assets.


                                                       Management Overview    39

ICON Industrials Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2005

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS       5/9/97
-------------------------------------------------------------------------------------------
ICON Industrials Fund                      12.74%       16.73%       5.05%        4.50%
-------------------------------------------------------------------------------------------
S&P 1500 Industrials Index                 8.80%        17.17%       3.03%        6.74%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%        7.28%        -2.06%       6.88%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2005
[LINE GRAPH]

                                                 ICON INDUSTRIALS FUND     S&P 1500 INDUSTRIALS INDEX        S&P 1500 INDEX
                                                 ---------------------     --------------------------        --------------
5/9/97                                                   10000                       10000                        10000
3/31/98                                                  12995                       12970                        13604
3/31/99                                                  11503                       12572                        15687
3/31/00                                                  11068                       14412                        18764
3/31/01                                                  10706                       13632                        14961
3/31/02                                                  13164                       14377                        15278
3/31/03                                                   8462                       10266                        11511
3/31/04                                                  12127                       14277                        15761
3/31/05                                                  14155                       16729                        16908

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 40   Management Overview

                                                         Schedule of Investments

                                                           ICON Industrials Fund
                                                      March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 98.0%
UNITED STATES OF AMERICA 92.1%
INDUSTRIALS 90.2%
AEROSPACE & DEFENSE 13.3%
    17,000    Alliant
              Techsystems,
              Inc.(a)            $  1,214,650
    75,300    Armor Holdings,
              Inc.(a)               2,792,877
    37,800    Curtiss-Wright
              Corp.                 2,154,600
    93,400    EDO Corp.             2,806,670
    22,900    General Dynamics
              Corp.                 2,451,445
   121,900    Goodrich Corp.        4,667,551
    71,600    L-3
              Communications
              Holdings, Inc.        5,085,032
    71,700    Lockheed Martin
              Corp.                 4,378,002
    76,400    Northrop Grumman
              Corp.                 4,124,072
                                 ------------
                                   29,674,899
AIRLINES 2.6%
   185,000    Continental
              Airlines, Inc. -
              Class B(a)            2,227,400
   134,100    Frontier
              Airlines, Inc.(a)     1,405,368
   114,300    SkyWest, Inc.         2,124,837
                                 ------------
                                    5,757,605
BUILDING PRODUCTS 12.3%
    42,600    American Standard
              Companies, Inc.       1,980,048
    50,000    American Woodmark
              Corp.                 1,814,000
    84,500    Apogee
              Enterprises, Inc.     1,206,660
   110,200    ElkCorp               4,238,292
   143,600    Griffon Corp.(a)      3,074,476
   123,400    Masco Corp.           4,278,278
   109,100    NCI Building
              Systems, Inc.(a)      4,211,260
   145,800    Simpson
              Manufacturing
              Co., Inc.             4,505,220
    47,000    Trex Company,
              Inc.(a)               2,087,270
                                 ------------
                                   27,395,504

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMERCIAL PRINTING 0.4%
    27,500    John H. Harland
              Co.                $    944,900
                                 ------------
CONSTRUCTION & ENGINEERING 2.1%
    33,000    Granite
              Construction,
              Inc.                    866,910
    75,000    Insituform
              Technologies,
              Inc.(a)               1,088,250
   100,000    The Shaw Group,
              Inc.(a)               2,180,000
    18,300    URS Corp.(a)            526,125
                                 ------------
                                    4,661,285
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
6.3%
    14,000    Caterpillar, Inc.     1,280,160
    38,300    Lindsay
              Manufacturing Co.       730,764
    55,300    Oshkosh Truck
              Corp.                 4,534,047
   109,000    Terex Corp.(a)        4,719,700
    30,500    The Toro Co.          2,699,250
                                 ------------
                                   13,963,921
DIVERSIFIED COMMERCIAL SERVICES 5.9%
    85,200    Bright Horizons
              Family Solutions,
              Inc.(a)               2,874,648
    32,200    ChoicePoint,
              Inc.(a)               1,291,542
    66,000    Coinstar, Inc.(a)     1,399,200
    42,400    Equifax, Inc.         1,301,256
    26,200    Portfolio
              Recovery
              Associates,
              Inc.(a)                 891,586
   205,950    Rollins, Inc.         3,830,670
    48,700    West Corp.(a)         1,558,400
                                 ------------
                                   13,147,302
ELECTRICAL COMPONENTS & EQUIPMENT 4.0%
    43,000    Acuity Brands,
              Inc.                  1,161,000
    79,000    AMETEK, Inc.          3,179,750
    34,800    Cooper
              Industries, Ltd.      2,488,896
    21,300    Hubbell, Inc.         1,088,430
    36,500    Regal-Beloit
              Corp.                 1,050,835
                                 ------------
                                    8,968,911


                                                   Schedule of Investments    41

ICON Industrials Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
EMPLOYMENT SERVICES 5.3%
    89,200    Administaff, Inc.  $  1,302,320
   338,200    Labor Ready,
              Inc.(a)               6,307,430
   200,000    On Assignment,
              Inc.(a)               1,020,000
    84,600    Resources
              Connection,
              Inc.(a)               1,770,678
   139,000    Spherion Corp.(a)     1,041,110
    18,500    Volt Information
              Sciences, Inc.(a)       446,775
                                 ------------
                                   11,888,313
ENVIRONMENTAL SERVICES 1.8%
    21,800    Stericycle,
              Inc.(a)                 963,560
    88,800    Waste
              Connections,
              Inc.(a)               3,085,800
                                 ------------
                                    4,049,360
INDUSTRIAL CONGLOMERATES 1.5%
    44,200    Textron, Inc.         3,298,204
                                 ------------
INDUSTRIAL MACHINERY 12.7%
    23,600    Actuant Corp.(a)      1,060,112
   105,600    Albany
              International
              Corp. - Class A       3,260,928
    56,600    Briggs & Stratton
              Corp.                 2,060,806
    20,400    Eaton Corp.           1,334,160
   140,500    Flowserve
              Corp.(a)              3,634,735
    39,000    Harsco Corp.          2,324,790
    49,000    Ingersoll-Rand
              Co. Ltd. - Class
              A                     3,902,850
   109,500    Kaydon Corp.          3,438,300
    22,300    Robbins & Myers,
              Inc.                    490,823
   134,900    The Manitowoc
              Co., Inc.             5,448,611
    38,700    Watts Water
              Technologies,
              Inc. - Class A        1,262,007
                                 ------------
                                   28,218,122
MARINE 1.0%
    27,400    Alexander &
              Baldwin, Inc.         1,128,880
    28,000    Kirby Corp.(a)        1,176,840
                                 ------------
                                    2,305,720

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
OFFICE SERVICES & SUPPLIES 1.6%
    30,000    Brady Corp.        $    970,500
    55,500    United
              Stationers,
              Inc.(a)               2,511,375
                                 ------------
                                    3,481,875
RAILROADS 8.6%
    82,400    Burlington
              Northern Santa Fe
              Corp.                 4,443,832
    93,200    CSX Corp.             3,881,780
   111,000    Genesee &
              Wyoming, Inc.(a)      2,876,010
   151,100    Norfolk Southern
              Corp.                 5,598,255
   193,000    RailAmerica,
              Inc.(a)               2,408,640
                                 ------------
                                   19,208,517
TRADING COMPANIES & DISTRIBUTORS 1.6%
    80,000    Applied
              Industrial
              Technology, Inc.      2,176,000
    21,000    W.W. Grainger,
              Inc.                  1,307,670
                                 ------------
                                    3,483,670
TRUCKING 9.2%
    81,400    Arkansas Best
              Corp.                 3,075,292
   138,300    Knight
              Transportation,
              Inc.                  3,411,861
   111,025    Old Dominion
              Freight Line,
              Inc.(a)               3,458,429
   165,000    Swift
              Transportation
              Co., Inc.(a)          3,653,100
   127,650    Werner
              Enterprises, Inc.     2,480,240
    73,600    Yellow Roadway
              Corp.(a)              4,308,543
                                 ------------
                                   20,387,465
                                 ------------
TOTAL INDUSTRIALS                 200,835,573

MATERIALS 1.9%
STEEL 1.9%
   106,500    Reliance Steel &
              Aluminum Co.          4,261,065
                                 ------------
TOTAL MATERIALS                     4,261,065
                                 ------------
TOTAL UNITED STATES OF AMERICA    205,096,638


 42   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
AMERICAN DEPOSITARY RECEIPT 2.2%
BRAZIL 1.2%
INDUSTRIALS 1.2%
AEROSPACE & DEFENSE 1.2%
    86,700    Empresa
              Brasileira de
              Aeronautica
              S.A. - ADR         $  2,713,710
                                 ------------
TOTAL INDUSTRIALS                   2,713,710
                                 ------------
TOTAL BRAZIL                        2,713,710
NETHERLANDS 1.0%
INDUSTRIALS 1.0%
CONSTRUCTION & ENGINEERING 1.0%
    50,000    Chicago Bridge
              and Iron Co.
              N.V. - ADR            2,201,500
                                 ------------
TOTAL INDUSTRIALS                   2,201,500
                                 ------------
TOTAL NETHERLANDS                   2,201,500
                                 ------------
TOTAL AMERICAN DEPOSITARY
RECEIPT                             4,915,210
CANADA 3.7%
INDUSTRIALS 3.7%
RAILROADS 3.7%
    65,100    Canadian National
              Railway Co.           4,121,481
   112,000    Canadian Pacific
              Railway Ltd.          4,028,640
                                 ------------

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
TOTAL INDUSTRIALS                $  8,150,121
                                 ------------
TOTAL CANADA                        8,150,121
                                 ------------
TOTAL COMMON STOCKS
(COST $162,294,881)               218,161,969

SHORT-TERM INVESTMENTS 1.9%
U.S. GOVERNMENT AGENCIES 1.6%
$3,600,000    FHLB Discount
              Note,
              2.2810%,
              4/1/05                3,600,000
                                 ------------

VARIABLE RATE DEMAND NOTES 0.3%
   701,558    American Family
              Demand Note,
              2.4663%#                701,558
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $4,301,558)                   4,301,558
                                 ------------
TOTAL INVESTMENTS 99.9%
(COST $166,596,439)               222,463,527
OTHER ASSETS LESS LIABILITIES
0.1%                                  227,589
                                 ------------
TOTAL NET ASSETS 100.0%          $222,691,116
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005
ADR American Depositary Receipt

Dates shown on securities are the due dates of the obligation.


                                                   Schedule of Investments    43

Management Overview

ICON Information Technology Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   99.6%
Top 10 Equity Holdings                                                     28.8%
Number of Stocks                                                              56
Short-Term Investments                                                      0.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
Texas Instruments, Inc.                                                     4.2%
Intel Corp.                                                                 3.8%
Amphenol Corp. - Class A                                                    3.0%
Dell, Inc.                                                                  3.0%
Nokia Corp.                                                                 2.8%
Anteon International Corp.                                                  2.5%
International Rectifier Corp.                                               2.5%
America Movil S.A. de C.V.                                                  2.4%
EMC Corp.                                                                   2.3%
Mettler Toledo International, Inc.                                          2.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Information Technology Fund returned 2.66% for the six-month period ended March 31, 2005, trailing its narrow benchmarks, the S&P 1500 Information Technology Index and the NADSAQ Composite Index, which returned 5.27% and 5.74%, respectively, while also lagging its broad benchmark, the S&P 1500 Index, which returned 7.45%. Total returns for other periods as of March 31, 2005 appear on page 48.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Based on our methodology, the Fund was relatively underweight in the semiconductor and computer hardware industries, both of which were above-average contributors to the gains in S&P 1500 Information Technology Index during the period. Although these particular industries were among the most heavily weighted industries in the Fund, we either did not own or owned a relatively smaller portion of the handful of large-cap companies in these industries that drove performance in the narrow benchmark.

   The decision to tilt away from these large-cap names was driven by our valuation and relative strength readings, which favored exposure to small- and mid-cap issues. While our process primarily guides us to emphasize specific industries and securities, a by-product of the process may be a heavier weighting within a given capitalization range. Unfortunately, the Fund did not benefit from this residual effect of the investment process during the six-month period, and as large-cap technology issues outperformed their small- and mid-cap counterparts, the Fund lagged its narrow benchmark.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.


 44   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Concerns over rising oil prices dominated the investment environment for much of the period, even as Technology issues rose sharply alongside a year-end cyclical rally. During this time, investors appeared to set aside their fears of inflationary pressures and slowing economic growth, and instead focused on strong corporate earnings and sound underlying fundamentals.

   By mid-December, however, the tone of the market changed dramatically, as crude oil futures surged higher followed in early February by a sudden rise in 10-year Treasury yields. This convergence of events stoked inflation concerns while raising fears that a more aggressive stance toward monetary tightening might restrict economic growth. In light of this, Technology investors abruptly reversed course, before sending the sector into a sideways trading pattern.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Typically, the Fund is broadly diversified among industries in the Information Technology sector. Because our quantitative analysis did not detect a strong combination of value and relative strength, the Fund did not take a large position in any of the 15 industries within the sector. However, the Fund's single most aggressive overweight relative to the benchmark was in the technology distributors industry, which, on a relative basis had a slight negative effect. In contrast, the Fund's single most aggressive underweight versus the benchmark was the complete avoidance of the systems software group, which, on a relative basis, contributed positively to Fund performance.

   Industries that made significant contributions to performance during the period included IT consulting & other services, computer storage & peripherals and semiconductors, the Fund's largest industry weighting at period-end. Specific stocks that enhanced performance included IT services provider Cognizant Technology Solutions Corp., telecom equipment manufacturer Comtech Telecommunications Corp. and Marvel Technology Group Ltd, all of which capitalized on better-than-expected earnings.

   Conversely, holdings from the internet software & services and application software industries detracted from overall performance. Furthermore, the Fund was underweight in semiconductor giant Intel as well as computer hardware bellwethers Dell Computer and Hewlett Packard, and did not own Apple Computer. All four contributed to the outperformance of the S&P 1500 Information Technology Index.

   Also at the company level, noteworthy detractors included networking equipment supplier UTStarcom Inc., which fell on news that it had

                                                       Management Overview    45

ICON Information Technology Fund

   encountered financial reporting issues. Meanwhile, shipping delays and softening demand plagued Ditech Communications Corp., a provider of voice quality enhancement products, while Stratasys Inc., a maker of rapid prototyping devices, struggled with higher compliance and commission costs. All three companies were removed from the Fund when their relative strength declined.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INFORMATION TECHNOLOGY SECTOR?

A. While the Technology sector remains underpriced relative to our estimate of fair value, we are not seeing sufficient relative strength at the industry level to justify a broad upward move. Thus, until we detect significant improvement in this important comparative metric, we believe investors should exercise near-term caution regarding the outlook for the sector.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund benefited early in the period as Technology shares rose sharply, yet gave up significant ground when inflation fears and growth concerns distracted investors.

- Because our quantitative analysis did not detect a strong combination of value and relative strength, the Fund did not take large industry positions.

- IT consulting & services, computer storage & peripherals and semiconductors contributed to performance while Internet software & services and application software detracted.

- Noteworthy company detractors during the period included UTStarcom Inc., Ditech Communications Corp. and Stratasys Inc.

- Specific stocks that enhanced performance included Cognizant Technology Solutions Corp., Comtech Telecommunications Corp. and Marvel Technology Group Ltd.


 46   Management Overview

                                                               TOP 10 INDUSTRIES
                                                            as of March 31, 2005

                       Semiconductors
                                       13.8%
   Electronic Equipment Manufacturers
                                       11.3%
       Computer Storage & Peripherals
                                       10.5%
                    Computer Hardware
                                       10.3%
         Internet Software & Services
                                       9.1%
              Technology Distributors
                                       8.6%
       IT Consulting & Other Services
                                       6.5%
                 Application Software
                                       5.8%
                  Aerospace & Defense
                                       3.9%
    Electronic Manufacturing Services
                                       3.7%

Percentages are based upon net assets.


                                                       Management Overview    47

ICON Information Technology Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2005

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS      2/19/97
-------------------------------------------------------------------------------------------
ICON Information Technology Fund           2.66%        -8.15%       -8.40%       11.02%
-------------------------------------------------------------------------------------------
S&P 1500 Information Technology Index      5.27%        -3.13%      -17.98%       4.62%
-------------------------------------------------------------------------------------------
NASDAQ Composite Index                     5.74%        0.83%       -14.91%       5.22%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%        7.28%        -2.06%       6.90%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2005
[LINE GRAPH]

                                          ICON INFORMATION     S&P 1500 INFORMATION     NASDAQ COMPOSITE
                                          TECHNOLOGY FUND        TECHNOLOGY INDEX            INDEX              S&P 1500 INDEX
                                          ----------------     --------------------     ----------------        --------------
2/19/97                                        10000                  10000                  10000                  10000
3/31/98                                        11524                  13581                  13511                  13824
3/31/99                                        15490                  21379                  18185                  15941
3/31/00                                        36190                  38844                  33868                  19068
3/31/01                                        28149                  16075                  13657                  15203
3/31/02                                        29699                  15416                  13738                  15525
3/31/03                                        15568                  10196                  10030                  11697
3/31/04                                        25411                  14887                  14982                  16016
3/31/05                                        23340                  14420                  15106                  17181

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 48   Management Overview

                                                         Schedule of Investments

                                                ICON Information Technology Fund
                                                      March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
COMMON STOCKS 99.6%
UNITED STATES OF AMERICA 87.8%
HEALTH CARE 2.3%
HEALTH CARE SERVICES 2.3%
  73,700    Computer Programs
            & Systems, Inc.     $  2,069,496
  42,100    Quest Diagnostics,
            Inc.                   4,425,973
                                ------------
TOTAL HEALTH CARE                  6,495,469

INDUSTRIALS 3.9%
AEROSPACE & DEFENSE 3.9%
  48,200    Alliant
            Techsystems,
            Inc.(a)                3,443,890
  93,500    Argon State,
            Inc.(a)                3,085,500
  70,200    Lockheed Martin
            Corp.                  4,286,412
                                ------------
TOTAL INDUSTRIALS                 10,815,802
INFORMATION TECHNOLOGY 81.6%
APPLICATION SOFTWARE 5.8%
 124,600    Fair Issac Corp.       4,291,224
  82,000    Intuit, Inc.(a)        3,589,140
 242,800    SS&C Technologies,
            Inc.                   5,535,840
  81,600    Verint Systems,
            Inc.(a)                2,851,104
                                ------------
                                  16,267,308
COMMUNICATIONS EQUIPMENT 1.6%
 309,200    SpectraLink Corp.      4,365,904
                                ------------
COMPUTER HARDWARE 10.3%
  64,800    Avid Technology,
            Inc.(a)                3,506,976
 219,000    Dell, Inc.(a)          8,413,980
 117,300    Diebold, Inc.          6,433,905
 253,400    Hewlett Packard
            Co.                    5,559,596
  54,300    International
            Business Machines
            Corp.                  4,961,934
                                ------------
                                  28,876,391
COMPUTER STORAGE & PERIPHERALS 8.2%
 532,900    EMC Corp.(a)           6,565,328
 218,900    Komag, Inc.(a)         4,892,415
 393,100    Overland Storage,
            Inc.(a)                5,770,708
 201,900    SanDisk Corp.(a)       5,612,820
                                ------------
                                  22,841,271
DATA PROCESSING & OUTSOURCED SERVICES 2.6%
 112,400    Efunds Corp.(a)        2,508,768
 122,100    Fiserv, Inc.(a)        4,859,580
                                ------------
                                   7,368,348

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS 9.3%
 228,700    Amphenol Corp. -
            Class A             $  8,471,048
  64,300    Itron, Inc.(a)         1,905,852
 136,600    Mettler-Toledo
            International,
            Inc.(a)                6,488,500
 124,300    National
            Instruments Corp.      3,362,315
 276,100    Paxar Corp.(a)         5,891,974
                                ------------
                                  26,119,689
ELECTRONIC MANUFACTURING SERVICES 3.7%
 196,000    Benchmark
            Electronics,
            Inc.(a)                6,238,680
 139,700    Jabil Circuit,
            Inc.(a)                3,984,244
                                ------------
                                  10,222,924
HOME ENTERTAINMENT SOFTWARE 1.2%
  86,000    Take-Two
            Interactive
            Software, Inc.(a)      3,362,600
                                ------------
INTERNET SOFTWARE SERVICES 9.1%
 343,300    Digital Insight
            Corp.(a)               5,630,120
  67,100    Digital River,
            Inc.(a)                2,090,836
  31,800    Google, Inc.(a)        5,740,218
  89,500    Infospace, Inc.(a)     3,654,285
 140,500    j2 Global
            Communications,
            Inc.(a)                4,820,555
 166,600    WebEx
            Communications,
            Inc.(a)                3,596,894
                                ------------
                                  25,532,908
IT CONSULTING & OTHER SERVICES 6.5%
 182,200    Anteon
            International
            Corp.(a)               7,093,046
 120,500    Cognizant
            Technology
            Solutions Corp.(a)     5,567,100
  92,800    SRA International,
            Inc.(a)                5,591,200
                                ------------
                                  18,251,346
OFFICE ELECTRONICS 1.5%
 268,900    Xerox Corp.(a)         4,073,835
                                ------------
SEMICONDUCTOR EQUIPMENT 1.7%
 101,500    KLA-Tencor
            Corp.(a)               4,670,015
                                ------------
SEMICONDUCTORS 11.5%
 453,200    Intel Corp.           10,527,836
 152,400    International
            Rectifier Corp.(a)     6,934,200
 175,200    Omnivision
            Technologies,
            Inc.(a)                2,654,280
 462,800    Texas Instruments,
            Inc.                  11,796,772
                                ------------
                                  31,913,088


                                                   Schedule of Investments    49

ICON Information Technology Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
TECHNOLOGY DISTRIBUTORS 8.6%
 237,200    Agilysys, Inc.      $  4,663,352
 133,900    Arrow Electronics,
            Inc.(a)                3,394,365
 185,200    Avnet, Inc.(a)         3,411,384
 160,100    Global Imaging
            Systems, Inc.(a)       5,677,146
 213,800    Ingram Micro,
            Inc.(a)                3,564,046
  89,100    Tech Data Corp.(a)     3,302,046
                                ------------
                                  24,012,339
                                ------------
TOTAL INFORMATION TECHNOLOGY     227,877,966
                                ------------
TOTAL UNITED STATES OF AMERICA   245,189,237
AMERICAN DEPOSITARY RECEIPT 7.5%
FINLAND 2.8%
INFORMATION TECHNOLOGY 2.8%
COMMUNICATIONS EQUIPMENT 2.8%
 504,100    Nokia Oyj              7,778,263
                                ------------
TOTAL INFORMATION TECHNOLOGY       7,778,263
                                ------------
TOTAL FINLAND                      7,778,263
MEXICO 2.4%
INFORMATION TECHNOLOGY 2.4%
WIRELESS TELECOMMUNICATION SERVICES 2.4%
 132,100    America Movil S.A.
            de C.V. Mexico         6,816,360
                                ------------
TOTAL INFORMATION TECHNOLOGY       6,816,360
                                ------------
TOTAL MEXICO                       6,816,360

SWITZERLAND 2.3%
INFORMATION TECHNOLOGY 2.3%
COMPUTER STORAGE & PERIPHERALS 2.3%
 104,000    Logitech
            International
            S.A. - ADR(a)          6,331,520
                                ------------

TOTAL INFORMATION TECHNOLOGY       6,331,520
                                ------------
TOTAL SWITZERLAND                  6,331,520
                                ------------
TOTAL AMERICAN DEPOSITARY
RECEIPT                           20,926,143

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------

BERMUDA 1.3%
INFORMATION TECHNOLOGY 1.3%
SEMICONDUCTORS 1.3%
  97,600    Marvell Technology
            Group, Ltd.(a)      $  3,741,984
                                ------------
TOTAL INFORMATION TECHNOLOGY       3,741,984
                                ------------
TOTAL BERMUDA                      3,741,984

BRITISH VIRGIN ISLANDS 2.0%
INFORMATION TECHNOLOGY 2.0%
ELECTRONIC EQUIPMENT MANUFACTURERS 2.0%
 207,900    Nam Tai
            Electronics, Inc.      5,530,140
                                ------------
TOTAL INFORMATION TECHNOLOGY       5,530,140
                                ------------
TOTAL BRITISH VIRGIN ISLANDS       5,530,140

CANADA 1.0%
INFORMATION TECHNOLOGY 1.0%
SEMICONDUCTORS 1.0%
 165,500    ATI Technologies,
            Inc.(a)                2,856,530
                                ------------
TOTAL INFORMATION TECHNOLOGY       2,856,530
                                ------------
TOTAL CANADA                       2,856,530
                                ------------
TOTAL COMMON STOCKS (COST
$252,881,414)                    278,244,034

SHORT-TERM INVESTMENTS 0.0%
VARIABLE RATE DEMAND NOTES (0.0%)
$    507    American Family
            Demand Note,
            2.4663%#                     507
                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $507)                              507
                                ------------
TOTAL INVESTMENTS 99.6%
(COST $252,881,921)              278,244,541
OTHER ASSETS LESS LIABILITIES
0.4%                               1,142,923
                                ------------
NET ASSETS 100.0%               $279,387,464
                                ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005
ADR American Depositary Receipt


 50   Schedule of Investments

                                                             Management Overview

                                          ICON Leisure and Consumer Staples Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   99.6%
Top 10 Equity Holdings                                                     29.3%
Number of Stocks                                                              50
Short-Term Investments                                                      1.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
Altria Group, Inc.                                                          3.6%
The Walt Disney Co.                                                         3.2%
Nash Finch Co.                                                              3.1%
Sonic Corp.                                                                 3.0%
Panera Bread Co. - Class A                                                  3.0%
Shuffle Master, Inc.                                                        2.7%
CVS Corp.                                                                   2.7%
Constellation Brands, Inc.                                                  2.7%
McDonald's Corp.                                                            2.7%
Ralcorp Holdings, Inc.                                                      2.6%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Leisure and Consumer Staples Fund gained 13.88% for the six-month period ended March 31, 2005, outpacing its sector-specific benchmarks, the S&P 1500 Consumer Discretionary Index and the S&P 1500 Consumer Staples Index, which returned 8.61% and 9.15%, respectively. Although neither index is an ideal comparison individually, together they provide a suitable reference for the Fund's overall performance. Additionally, the Fund outperformed its broad benchmark, the S&P 1500 Index, which returned 7.45% over the same period. Total returns for other periods as of March 31, 2005 appear on page 55.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Because our investment universe consists of both cyclical and defensive industries, the Fund was able to capitalize on select groups that were demonstrating leadership, regardless of their sensitivity to economic movements or the current investment landscape. Since the market failed to reveal a clear or consistent personality, the Fund's flexible mandate visibly worked in its favor.

   This was evident throughout the entire six-month reporting period. During the fourth quarter of 2004, cyclical industries led a year-end rally as investors focused on strong corporate earnings and solid underlying fundamentals. While the Fund participated in this advance, its defensive components enabled it to withstand subsequent setbacks during the first quarter of 2005, when record oil prices, inflation fears, and growth concerns exerted considerable downward pressure.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.


                                                       Management Overview    51

ICON Leisure and Consumer Staples Fund

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The investment environment during the period could easily be characterized as "a tale of two markets." Initially, stocks rose in a broad advance as investor confidence soared in conjunction with easing energy prices, positive job growth news and decisive election-year results. Moreover, steady increases in gross domestic product and the measured pace of monetary tightening suggested that the economy remained on solid footing.

   However, the second half of the reporting period took a turn for the worse when sudden surges in oil prices and interest rates fueled fears that inflationary pressures would lead to a softening economy and dampen consumer spending. Against this backdrop, cyclical industries lost significant ground, while defensive industries held their own against ensuing pullbacks.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Fund performance benefited greatly from exposure to top-performing industries, such as restaurants, distillers & vintners and food distributors. In contrast, principal industry detractors included leisure products, publishing and brewers.

   As for noteworthy shifts in industry weightings, improving relative strength led to increases in drug retail, from 4.3% to 7.0% of net assets, and packaged foods & meats, from 4.2% to 8.7% of net assets, while the fully valued hotels, resorts & cruise lines industry was reduced to 1.1% from 5.9% of net assets.

   At the company level, leading contributors included vintner Robert Mondavi Corp., whose shares rallied strongly on news of its acquisition by Constellation Brands. Meanwhile, drug retailer Longs Drug Stores posted wider gross margins as the company instituted improvements in its merchandise mix and inventory management. Drive-in restaurant operator Sonic Corp. also advanced, having repeatedly boosted results on strong sales trends.

   Among the Fund's primary detractors, collectibles marketer RC2 Corp. declined when it reported lower year-over-year profits while also lowering its earnings-per-share guidance. Toymaker JAAKS Pacific Inc. also retreated, as the company faced profit pressures stemming from a civil lawsuit. Elsewhere, Leapfrog Enterprises Inc. plunged when the learning products company warned that earnings would miss expectations, citing distribution problems and weak sales. Leapfrog was liquidated when its relative strength declined, but the Fund continued to own RC2 Corp. and JAAKS Pacific as they had not met our sell criteria.


 52   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE LEISURE AND CONSUMER STAPLES SECTOR?

A. Despite solid performance trends during the period, sector valuations and relative strength measures remain attractive compared to the broader market. We will continue to keep a close eye on broadcast and cable TV and leisure products as potential industry leaders based on their strong V/P, and anticipate maintaining wide representation in both cyclical and defensive industries.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund held select cyclical and defensive industries that demonstrated leadership throughout the period.

- Our valuation methodology led us to maintain exposure to top-performing industries such as restaurants, distillers & vintners and food distributors.

- Principal industry detractors included leisure products, publishing and brewers.

- Robert Mondavi Corp., Longs Drug Stores and Sonic Corp. were leading company contributors to Fund performance.

- Among the Fund's primary individual detractors were RC2 Corp., Leapfrog Enterprises Inc. and JAAKS Pacific Inc.


                                                       Management Overview    53

ICON Leisure and Consumer Staples Fund

TOP 10 INDUSTRIES
March 31, 2005

                       Restaurants
                                    19.4%
                  Leisure Products
                                    10.7%
            Movies & Entertainment
                                    8.7%
            Packaged Foods & Meats
                                    8.7%
                 Food Distributors
                                    8.5%
                           Tobacco
                                    7.1%
                       Drug Retail
                                    7.0%
                  Casinos & Gaming
                                    6.8%
                Household Products
                                    4.9%
             Agricultural Products
                                    4.6%

Percentages are based upon net assets.


 54   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2005

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS       5/9/97
-------------------------------------------------------------------------------------------
ICON Leisure and Consumer Staples Fund     13.88%       11.42%       15.17%       12.66%
-------------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index      8.61%        6.50%        -0.62%       8.05%
-------------------------------------------------------------------------------------------
S&P 1500 Consumer Staples Index            9.15%        3.55%        4.52%        5.45%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%        7.28%        -2.06%       6.88%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2005
[LINE GRAPH]

                                          ICON LEISURE AND
                                          CONSUMER STAPLES      S&P 1500 CONSUMER      S&P 1500 CONSUMER
                                                FUND           DISCRETIONARY INDEX       STAPLES INDEX          S&P 1500 INDEX
                                          ----------------     -------------------     -----------------        --------------
5/9/97                                         10000                  10000                  10000                  10000
3/31/98                                        12688                  14320                  12925                  13606
3/31/99                                        14416                  17659                  13631                  15689
3/31/00                                        12647                  19006                  12188                  18768
3/31/01                                        15042                  15034                  12860                  14963
3/31/02                                        21074                  16136                  14032                  15281
3/31/03                                        16129                  11940                  11560                  11513
3/31/04                                        22999                  17298                  14683                  15764
3/31/05                                        25627                  18422                  15205                  16911

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    55

Schedule of Investments

ICON Leisure and Consumer Staples Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 99.6%
UNITED STATES OF AMERICA 98.8%
CONSUMER DISCRETIONARY 2.6%
COMPUTER & ELECTRONICS RETAIL 1.3%
  23,800    Electronics
            Boutique Holdings
            Corp.(a)             $ 1,022,686
                                 ------------
SPECIALTY STORES 1.3%
  63,600    Trans World
            Entertainment
            Corp.(a)                 936,828
                                 ------------
TOTAL CONSUMER DISCRETIONARY       1,959,514
INFORMATION TECHNOLOGY 0.9%
HOME ENTERTAINMENT SOFTWARE 0.9%
  23,600    THQ, Inc.(a)             664,104
                                 ------------
TOTAL INFORMATION TECHNOLOGY         664,104

LEISURE & CONSUMER STAPLES 95.3%
AGRICULTURE PRODUCTS 4.6%
  73,200    Corn Products
            International, Inc.    1,902,468
  48,700    Fresh Del Monte
            Produce, Inc.          1,486,324
                                 ------------
                                   3,388,792
CASINOS & GAMING 6.8%
  24,200    Harrah's
            Entertainment, Inc.    1,562,836
  70,650    Shuffle Master,
            Inc.(a)                2,046,024
 248,400    Youbet.com, Inc.(a)    1,455,624
                                 ------------
                                   5,064,484
DISTILLERS & VINTNERS 2.7%
  37,800    Constellation
            Brands, Inc.(a)        1,998,486
                                 ------------
DRUG RETAIL 7.0%
  38,600    CVS Corp.              2,031,132
  54,400    Longs Drug Stores
            Corp.                  1,861,568
 335,300    Rite Aid Corp.(a)      1,327,788
                                 ------------
                                   5,220,488
FOOD DISTRIBUTORS 8.5%
  60,400    Nash Finch Co.         2,294,596
  54,300    Performance Food
            Group Co.(a)           1,503,024
 110,400    Spartan Stores,
            Inc.(a)                1,174,656

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
  47,500    United Natural
            Foods, Inc.(a)       $ 1,359,925
                                 ------------
                                   6,332,201
HOTELS, RESORTS & CRUISE LINES 1.1%
  12,700    Marriott
            International,
            Inc. - Class A           849,122
                                 ------------
HOUSEHOLD PRODUCTS 4.9%
  51,100    Church & Dwight Co.    1,812,517
  30,800    Energizer Holdings,
            Inc.(a)                1,841,840
                                 ------------
                                   3,654,357
HYPERMARKETS & SUPER CENTERS 2.2%
  52,200    BJ's Wholesale
            Club, Inc.(a)          1,621,332
                                 ------------
LEISURE FACILITIES 0.9%
  19,200    Speedway
            Motorsports, Inc.        685,440
                                 ------------
LEISURE PRODUCTS 10.7%
  59,800    Action Performance
            Cos., Inc.               791,154
  26,800    Arctic Cat, Inc.         725,208
  26,600    Brunswick Corp.        1,246,210
 107,800    Callaway Golf Co.      1,379,840
  41,100    JAKKS Pacific,
            Inc.(a)                  882,417
  66,100    Mattel, Inc.           1,411,235
  21,900    RC2 Corp.(a)             744,600
  23,200    SCP Pool Corp.           739,152
                                 ------------
                                   7,919,816
MOVIES & ENTERTAINMENT 8.7%
 174,300    Image
            Entertainment,
            Inc.(a)                  953,421
 101,184    News Corp. - Class
            A                      1,712,033
  82,900    The Walt Disney Co.    2,381,717
  82,700    Time Warner,
            Inc.(a)                1,451,385
                                 ------------
                                   6,498,556
PACKAGED FOODS & MEATS 8.7%
  51,300    American Italian
            Pasta Co.              1,405,620
  34,900    General Mills, Inc.    1,715,335
  30,600    J & J Snack Foods
            Corp.                  1,432,998


 56   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
  40,300    Ralcorp Holdings,
            Inc.                 $ 1,908,205
                                 ------------
                                   6,462,158
PHOTOGRAPHIC PRODUCTS 2.0%
  46,800    Eastman Kodak Co.      1,523,340
                                 ------------
RESTAURANTS 19.4%
  42,200    Buffalo Wild Wings,
            Inc.(a)                1,596,426
  42,200    CBRL Group, Inc.       1,742,860
  35,500    CEC Entertainment,
            Inc.(a)                1,299,300
  54,400    Darden Restaurants,
            Inc.                   1,668,992
  43,600    Jack In the Box,
            Inc.(a)                1,617,560
  63,500    McDonald's Corp.       1,977,390
  39,200    Panera Bread Co.(a)    2,215,976
  66,800    Sonic Corp.(a)         2,231,120
                                 ------------
                                  14,349,624
TOBACCO 7.1%
  41,300    Altria Group, Inc.     2,700,607
  20,100    Reynolds American,
            Inc.                   1,619,859
  19,400    UST, Inc.              1,002,980
                                 ------------
                                   5,323,446
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                           70,891,642
                                 ------------
TOTAL UNITED STATES OF AMERICA    73,515,260

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

CANADA 0.8%
LEISURE & CONSUMER STAPLES 0.8%
PUBLISHING 0.8%
  18,800    Thompson Corp.       $   626,980
                                 ------------
TOTAL LEISURE & CONSUMER
STAPLES                              626,980
                                 ------------
TOTAL CANADA                         626,980
                                 ------------
TOTAL COMMON STOCKS
(COST $59,146,946)                74,142,240

SHORT-TERM INVESTMENTS 1.0%
VARIABLE RATE DEMAND NOTES 1.0%
$756,203    American Family
            Demand Note,
            2.4663%#                 756,203
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $756,203)                      756,203
                                 ------------
TOTAL INVESTMENTS 100.6%
(COST $59,903,149)                74,898,443
LIABILITIES LESS OTHER ASSETS
(0.6)%                              (427,795)
                                 ------------
NET ASSETS 100.0%                $74,470,648
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005
ADR American Depositary Receipt


                                                   Schedule of Investments    57

Management Overview

ICON Materials Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   98.8%
Top 10 Equity Holdings                                                     35.0%
Number of Stocks                                                              43
Short-Term Investments                                                      1.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
E.I. du Pont de Nemours
and Co.                                                                     4.9%
Eagle Materials, Inc.                                                       3.7%
PPG Industries, Inc.                                                        3.6%
Nucor Corp.                                                                 3.5%
Owens-Illinois, Inc.                                                        3.5%
Lafarge North
America, Inc.                                                               3.3%
Myers Industries, Inc.                                                      3.2%
Companhia Vale do Rio
Doce - ADR                                                                  3.1%
Methanex Corp.                                                              3.1%
Martin Marietta
Materials, Inc.                                                             3.1%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Materials Fund gained 13.53% for the six-month period ended March 31, 2005, comparing favorably to the 11.16% return for its sector-specific benchmark, the S&P 1500 Materials Index, and the 7.45% return of its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2005 appear on page 62.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund captured solid upside during the period given a relatively conducive environment and the sector's positive correlation to expansionary cycles. All the same, notable swings emerged from time to time as perceptions of global demand varied, driven largely by concerns over the sustainability of China's rapidly accelerating economy. Through it all, our discipline prevailed, enabling the Fund to outpace its benchmarks.

   This discipline manifested itself in a valuation-related tilt toward mid-cap stocks, a move that proved positive for the Fund. Although our process primarily guides us to emphasize specific industries and securities, ultimately it may identify potential leadership trends within a given capitalization range. Such was the case for the Materials sector, where stocks with a market capitalization of between $1 billion and $4 billion produced the strongest overall returns.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Fears of inflationary pressures and slowing economic growth, two conditions not often exhibited together, dotted the investment landscape during the period. Despite sharp, sudden spikes in both commodity prices and interest

 58   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

   rates, these potent distractions, pricing power remained limited, with the exception of the steel industry, while inflation was well under control. As long as investors focused on strong corporate earnings and sound underlying fundamentals, stocks maintained an upward move.



   Ultimately, overriding worries took their toll on the market, as stocks settled into a volatile trading range later in the period. Economically sensitive industries bore the brunt of subsequent pullbacks, which in some cases were quite severe. Nevertheless, the Materials sector demonstrated considerable strength, having retained much of its year-end gains amid concerns that recent gains in capital spending might come under pressure.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. As a whole, the Materials sector registered strong returns during the period, with most of the 14 constituent industries reporting positive performance. Leading industries included construction materials, steel and commodity chemicals, all of which were well represented among the Fund's weightings. Steel, in fact, comprised the Fund's largest industry weighting and accounted for a large portion of the Fund's six-month total return.

   At the same time, metals such as aluminum and gold, in which the Fund maintained limited exposure, reached multi-year lows. The paper packaging industry also detracted from performance. However, improving value and relative strength in diversified chemicals provided a long overdue opportunity for the Fund to hold larger names such as E.I. du Pont de Nemours and Company.

   Among the Fund's top individual contributors, polyester fiber and PET resin producer Wellman Inc. benefited from pricing improvements and margin recovery. Container manufacturer Owens-Illinois also widened margins, the result of efforts to focus on core glass operations. Elsewhere, engineered steel producer Quanex Corporation profited from continued high demand and pricing for steel.

   In contrast, diversified fertilizer producer Agrium Inc. fell on concerns that declining input costs might mean lower crop nutrient prices. Meanwhile, OM Group Inc., a maker of metal-based specialty chemicals, struggled in the wake of management turmoil and accounting irregularities, while recycled packaging provider Caraustar Industries Inc. took a charge against earnings related to the closing of a production facility. The latter two stocks were removed from the Fund on declining relative strength.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MATERIALS SECTOR?

A. The Materials sector continues to perform well relative to the broader market, although the gap between market price and fair value has closed

                                                       Management Overview    59

ICON Materials Fund

   considerably. Given this decline in V/P, we will be watching valuations closely and anticipate that we will need to exercise greater selectivity going forward. With larger-cap valuations and relative strength showing steady improvement, we also expect that our investment system may gradually lead the Fund to stocks in that capitalization range.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund captured solid upside during the period due to the sector's positive correlation to global economic expansion.

- Our valuation methodology led us to tilt toward mid-cap stocks, a move that proved net positive for the Fund.

- Contributing industry groups included construction materials, steel and commodity chemicals, while paper packaging and metals detracted from performance.

- Wellman Inc., Owens-Illinois and Quanex Corporation were among the Fund's top individual contributors to performance.

- Stocks that detracted from performance included Agrium Inc., OM Group Inc. and Caraustar Industries Inc.


 60   Management Overview

                                                               TOP 10 INDUSTRIES
                                                                  March 31, 2005

            Construction Materials
                                    21.3%
                             Steel
                                    19.4%
             Diversified Chemicals
                                    18.6%
          Metal & Glass Containers
                                    8.7%
               Specialty Chemicals
                                    8.2%
               Commodity Chemicals
                                    5.1%
        Fertilizers & Agricultural
                         Chemicals  4.8%

                          Aluminum
                                    2.8%
       Diversified Metals & Mining
                                    2.7%
                    Paper Products
                                    2.7%

Percentages are based upon net assets.


                                                       Management Overview    61

ICON Materials Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2005

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS       5/5/97
-------------------------------------------------------------------------------------------
ICON Materials Fund                        13.53%       27.95%       8.29%        1.15%
-------------------------------------------------------------------------------------------
S&P 1500 Materials Index                   11.16%       19.92%       9.52%        6.60%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%        7.28%        -2.06%       6.79%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2005
[LINE GRAPH]

                                                   ICON MATERIALS FUND      S&P 1500 MATERIALS INDEX         S&P 1500 INDEX
                                                   -------------------      ------------------------         --------------
5/5/97                                                    10000                       10000                       10000
3/31/98                                                    8632                       11582                       13528
3/31/99                                                    6571                        9728                       15599
3/31/00                                                    7352                       10523                       18660
3/31/01                                                    6063                       10046                       14877
3/31/02                                                    8036                       12210                       15193
3/31/03                                                    5675                        9429                       11447
3/31/04                                                    8555                       13824                       15673
3/31/05                                                   10946                       16578                       16813

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 62   Management Overview

                                                         Schedule of Investments

                                                             ICON Materials Fund
                                                      March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 98.8%
UNITED STATES OF AMERICA 83.7%
INDUSTRIALS 2.2%
RAILROADS 2.2%
    44,900    Burlington
              Northern Santa Fe
              Corp.              $  2,421,457
                                 ------------
TOTAL INDUSTRIALS                   2,421,457

MATERIALS 81.5%
ALUMINUM 2.8%
    62,800    Alcoa, Inc.           1,908,492
    47,300    Aleris
              International,
              Inc.(a)               1,180,135
                                 ------------
                                    3,088,627
COMMODITY CHEMICALS 2.1%
   154,800    Wellman, Inc.         2,238,408
                                 ------------
CONSTRUCTION MATERIALS 16.6%
    50,800    Eagle Materials,
              Inc.                  4,111,752
    51,675    Florida Rock
              Industries, Inc.      3,039,524
    78,300    Headwaters,
              Inc.(a)               2,569,806
    62,700    Lafarge North
              America, Inc.         3,664,815
    60,500    Martin Marietta
              Materials, Inc.       3,383,160
    28,200    Texas Industries,
              Inc.                  1,515,750
                                 ------------
                                   18,284,807
DIVERSIFIED CHEMICALS 18.6%
    56,500    Dow Chemical Co.      2,816,525
   106,000    E.I. du Pont de
              Nemours and Co.       5,431,440
    53,300    Eastman Chemical
              Co.                   3,144,700
   102,100    Engelhard Corp.       3,066,063
   144,300    Hercules, Inc.(a)     2,090,907
    55,500    PPG Industries,
              Inc.                  3,969,360
                                 ------------
                                   20,518,995
DIVERSIFIED METALS & MINING 2.7%
    48,600    Freeport-McMoRan
              Copper & Gold,
              Inc.                  1,925,046
    45,000    RTI International
              Metals, Inc.(a)       1,053,000
                                 ------------
                                    2,978,046

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
FERTILIZERS & AGRICULTURAL CHEMICALS 2.2%
    35,100    Scotts
              Miracle-Gro
              Co.(a)             $  2,465,073
                                 ------------
INDUSTRIAL GASES 2.3%
    40,200    Air Products &
              Chemicals, Inc.       2,544,258
                                 ------------
METAL & GLASS CONTAINERS 8.7%
   251,900    Myers Industries,
              Inc.                  3,554,309
   152,500    Owens-Illinois,
              Inc.(a)               3,833,850
    33,200    Silgan Holdings,
              Inc.                  2,157,336
                                 ------------
                                    9,545,495
PAPER PRODUCTS 1.0%
    31,600    Schweitzer-
              Mauduit
              International,
              Inc.                  1,060,180
                                 ------------
SPECIALTY CHEMICALS 8.2%
    50,800    Cytec Industries,
              Inc.                  2,755,900
    54,000    Lubrizol Corp.        2,194,560
    30,700    Rohm & Haas Co.       1,473,600
   139,300    RPM
              International,
              Inc.                  2,546,404
                                 ------------
                                    8,970,464
STEEL 16.3%
    79,300    A.M. Castle and
              Co.(a)                  999,180
   168,600    AK Steel Holding
              Corp.(a)              1,864,716
    50,500    Gibraltar
              Industries, Inc.      1,107,970
    79,856    NN, Inc.                983,826
    67,600    Nucor Corp.           3,891,056
    43,450    Quanex Corp.          2,316,754
    47,400    Reliance Steel &
              Aluminum Co.          1,896,474
    77,000    Steel Dynamics,
              Inc.                  2,652,650
    94,100    Steel
              Technologies,
              Inc.                  2,257,459
                                 ------------
                                   17,970,085
                                 ------------
TOTAL MATERIALS                    89,664,438
                                 ------------
TOTAL UNITED STATES OF AMERICA     92,085,895


                                                   Schedule of Investments    63

ICON Materials Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
         x
AMERICAN DEPOSITARY RECEIPT 9.5%
MATERIALS 9.5%
BRAZIL 4.8%
STEEL 3.1%
   107,800    Companhia Vale do
              Rio Doce - ADR     $  3,407,558
                                 ------------
PAPER PRODUCTS 1.7%
    51,000    Aracruz Celulose
              S.A.                  1,825,800
                                 ------------
TOTAL BRAZIL                        5,233,358

IRELAND 2.0%
CONSTRUCTION MATERIALS 2.0%
    86,500    CRH plc - ADR         2,274,085
                                 ------------
TOTAL IRELAND                       2,274,085

MEXICO 2.7%
CONSTRUCTION MATERIALS 2.7%
    80,276    Cemex S.A. de
              C.V.                  2,910,005
                                 ------------
TOTAL MEXICO                        2,910,005
                                 ------------
TOTAL MATERIALS                    10,417,448
                                 ------------
TOTAL AMERICAN DEPOSITARY
RECEIPT                            10,417,448

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

CANADA 5.6%
MATERIALS 5.6%
COMMODITY CHEMICALS 3.0%
   174,600    Methanex Corp.     $  3,392,478
FERTILIZERS & AGRICULTURAL CHEMICALS 2.6%
   154,500    Agrium, Inc.          2,819,625
                                 ------------
TOTAL MATERIALS                     6,212,103
                                 ------------
TOTAL CANADA                        6,212,103
                                 ------------
TOTAL COMMON STOCKS (COST
$86,594,457)                      108,715,446

SHORT-TERM INVESTMENTS 1.0%
VARIABLE RATE DEMAND NOTES 1.0%
$1,051,220    American Family
              Demand Note,
              2.4663%#              1,051,220
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,051,220)                   1,051,220
                                 ------------
TOTAL INVESTMENTS 99.8% (COST
$87,645,677)                      109,766,666
OTHER ASSETS LESS LIABILITIES
0.2%                                  262,430
                                 ------------
NET ASSETS 100.0%                $110,029,096
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005
ADR   American Depositary Receipt


 64   Schedule of Investments

                                                             Management Overview

                                         ICON Telecommunication & Utilities Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2005
Equities                                                                   99.7%
Top 10 Equity Holdings                                                     32.2%
Number of Stocks                                                              48
Short-Term Investments                                                      0.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2005
America Movil S.A. de C.V.                                                  3.9%
California Water Service Group                                              3.6%
Constellation Energy Group                                                  3.4%
El Paso Electric Co.                                                        3.3%
PNM Resources, Inc.                                                         3.3%
DTE Energy Co.                                                              3.0%
Sempra Energy                                                               3.0%
ONEOK, Inc.                                                                 3.0%
NII Holdings, Inc.-Class B                                                  2.9%
Duke Energy Corp.                                                           2.8%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Telecommunication & Utilities Fund appreciated 9.41% for the six-month period ended March 31, 2005, outperforming the -0.09% return for S&P 1500 Telecommunication Index, while underperforming the 16.85% return for the S&P 1500 Utilities Index. Although neither of these narrow benchmarks is an ideal comparison for the Fund individually, together they provide a suitable reference for the Fund's overall performance. Additionally, the Fund outperformed its broad benchmark, the S&P 1500 Index, which returned 7.45% over the same period. Total returns for other periods as of March 31, 2005 appear on page 69.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. As evidenced by the performance of the narrow benchmarks during the period, the Fund's valuation-based tilt toward Utilities issues coupled with overweight exposure to small- and medium-capitalization stocks benefited relative performance. Although commonly thought of as defensive in nature, we viewed Utilities industries as potential market leaders, given their compelling combination of value and relative strength.

   Over the period, the average exposure to Utilities-oriented industries was approximately two-thirds of the Fund, while the average exposure to Telecommunication issues was approximately one-third.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of earnings, projected growth, risk, and interest rates (opportunity cost). By combining valuation with relative strength (RS), we aim to capture leading industry themes poised to outperform the broader market.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Telecommunication and Utilities issues delivered solid gains during the fourth quarter of 2004, as investors set aside fears of inflationary pressures and slowing economic growth. However, as oil-related concerns became

                                                       Management Overview    65

ICON Telecommunication & Utilities Fund

   more pronounced during the first quarter of 2005, Telecommunication issues retreated, while Utilities fared decidedly better. Against this volatile backdrop, the Fund captured its gains during the first half of the reporting period, but ended the second half of the period basically flat.

   To further illustrate, large-cap integrated telecommunication services issues, widely considered defensive holdings, came under extreme selling pressure in light of intense pricing competition and higher cost structures. At the same time, investors increasingly sought out safe havens in areas such as Utilities, whose history of dividend payouts proved highly attractive, particularly given last year's lowering of maximum tax rates on dividend income.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Leading industry contributors to Fund performance included electric utilities and multi-utilities & unregulated power. Both were top gainers in the Utilities segment, in addition to being the Fund's most heavily weighted industries based on value and relative strength.

   Conversely, communications equipment was the largest industry detractor, although it made up a relatively small portion of the Fund's net asset base. While the industry, in our view, continues to trade at a discount to intrinsic worth, investors avoided the group on concerns that diminished provider demand would curb its growth prospects. Meanwhile, limited exposure to integrated telecommunication services insulated the Fund from some of the losses associated with this group.

   Turning to meaningful company contributors, Constellation Energy Group Inc. advanced, reflecting solid market share gains in competitive power supply areas. Wireless communications provider America Movil, S.A. de C.V. also gained, having secured seven million new subscribers in the fourth quarter alone. Moreover, NII Holdings Inc., a provider of digital wireless services aimed at businesses, reported better-than-expected quarterly profits, thus raising the company's value.

   Among the Fund's individual detractors, wireless services provider Vimpel Communications tumbled on news that the company could face back tax claims of $300 million, although the final liability amounted to $17.6 million. Networking equipment supplier UTStarcom Inc. also declined, as the company faced issues surrounding its financial reporting and internal controls. Both stocks were sold due to declining relative strength. Elsewhere, even though Sempra Energy fell on rumors suggesting a class action suit against the company, the stock did not meet our sell discipline and the Fund held it at period-end.


 66   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE TELECOMMUNICATION & UTILITIES SECTOR?

A. Despite a defensive upward move in the Utilities segment, we continue to see numerous opportunities in the sector, with electric utilities offering an ideal combination of value and relative strength. In contrast, the Telecommunication segment has been trading at a significant discount to fair value, but apart from some encouraging signs in wireless telecommunication services has yet to display broad relative strength. Thus, the Fund remains heavily tilted toward Utilities.

    PERFORMANCE HIGHLIGHTS
    March 31, 2005

- The Fund's valuation-based tilt toward Utilities, which we view as a potential market leader, benefited relative performance.

- Against a volatile backdrop, the Fund captured its gains during the first half of the reporting period, ending the second half of the period flat.

- Leading industry contributors to Fund performance included top-weighted and top-performing electric utilities and multi-utilities & unregulated power.

- Constellation Energy Group Inc., America Movil, S.A. de C.V. and NII Holdings Inc. were among the Fund's most meaningful company contributors.

- Individual detractors to Fund performance included Vimpel Communications, UTStarcom Inc. and Sempra Energy.


                                                       Management Overview    67

ICON Telecommunication & Utilities Fund

TOP 10 INDUSTRIES
March 31, 2005

                         Electric Utilities
                                             33.0%
        Multi-Utilities & Unregulated Power
                                             19.4%
        Wireless Telecommunication Services
                                             15.9%
                              Gas Utilities
                                             9.8%
      Integrated Telecommunication Services
                                             8.7%
                            Water Utilities
                                             6.1%
                   Communications Equipment
                                             3.3%
                             Semiconductors
                                             2.4%
               Internet Software & Services
                                             1.1%

Percentages are based upon net assets.


 68   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2005

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS       7/9/97
-------------------------------------------------------------------------------------------
ICON Telecommunication & Utilities Fund    9.41%        6.98%        2.99%        8.29%
-------------------------------------------------------------------------------------------
S&P 1500 Telecommunications Services
  Index                                    -0.09%       5.38%       -15.75%       -0.37%
-------------------------------------------------------------------------------------------
S&P 1500 Utilities Index                   16.85%       23.07%       4.80%        7.25%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.45%        7.28%        -2.06%       5.67%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2005
[LINE GRAPH]

                                                ICON                                        S&P 1500
                                        TELECOMMUNICATION &     S&P 1500 UTILITIES     TELECOMMUNICATION
                                           UTILITIES FUND             INDEX              SERVICES INDEX         S&P 1500 INDEX
                                           ----------------     ------------------     -----------------        --------------
7/9/97                                         10000                  10000                  10000                  10000
3/31/98                                        13800                  12775                  14982                  12321
3/31/99                                        15110                  12192                  20000                  14207
3/31/00                                        15958                  13585                  22888                  16994
3/31/01                                        15995                  18172                  14014                  13550
3/31/02                                        15322                  14813                  10537                  13837
3/31/03                                        11625                  10216                   7010                  10425
3/31/04                                        17289                  13959                   9219                  14275
3/31/05                                        18497                  17175                   9715                  15313

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    69

Schedule of Investments

ICON Telecommunication & Utilities Fund
March 31, 2005 (unaudited)

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 99.7%
UNITED STATES OF AMERICA 81.5%
INFORMATION TECHNOLOGY 4.8%
COMMUNICATIONS EQUIPMENT 1.3%
 82,200    SpectraLink Corp.     $ 1,160,664
INTERNET & SOFTWARE SERVICES 1.1%
 27,400    j2 Global
           Communications,
           Inc.()(a)                 940,094
SEMICONDUCTORS 2.4%
 82,200    Texas Instruments,
           Inc.                    2,095,278
                                 ------------
TOTAL INFORMATION TECHNOLOGY       4,196,036

TELECOMMUNICATIONS & UTILITIES 76.7%
ELECTRIC UTILITIES 33.0%
 86,900    Allegheny Energy,
           Inc.                    1,795,354
 73,100    CenterPoint Energy,
           Inc.                      879,393
 97,800    Cleco Corp.             2,083,140
 58,100    DTE Energy Co.          2,642,388
150,700    El Paso Electric Co.    2,863,300
 50,400    FPL Group, Inc.         2,023,560
 22,400    IDACORP, Inc.             635,488
 59,200    Pepco Holdings, Inc.    1,242,608
 64,500    PG&E Corp.              2,199,450
107,300    PNM Resources, Inc.     2,862,764
 38,200    PPL Corp.               2,062,418
155,400    Sierra Pacific
           Resources(a)            1,670,550
 44,600    Southern Co.            1,419,618
153,500    TECO Energy, Inc.       2,406,880
 25,200    TXU Corp.               2,006,676
                                 ------------
                                  28,793,587
GAS UTILITIES 9.8%
 20,600    Energen Corp.           1,371,960
 22,900    Equitable Resources,
           Inc.                    1,315,376

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
 36,300    NiSource, Inc.        $   827,277
 29,500    Northwest Natural
           Gas Co.                 1,067,015
 85,200    ONEOK, Inc.             2,625,864
 21,800    Questar Corp.           1,291,650
                                 ------------
                                   8,499,142
INTEGRATED TELECOMMUNICATION SERVICES 2.8%
 25,400    Golden Telecom, Inc.      650,240
 76,900    Sprint Corp.            1,749,475
                                 ------------
                                   2,399,715
MULTI-UTILITIES & UNREGULATED POWER 19.4%
276,000    Aquila, Inc.            1,057,080
 56,900    Constellation Energy
           Group, Inc.             2,941,730
 23,000    Dominion Resources,
           Inc. of Virginia        1,711,890
 87,600    Duke Energy Corp.       2,453,676
 75,900    Energy East Corp.       1,990,098
 43,100    Public Service
           Enterprise Group,
           Inc.                    2,344,209
 66,000    Sempra Energy           2,629,440
 64,600    Vectren Corp.           1,720,944
                                 ------------
                                  16,849,067
WATER UTILITIES 6.1%
 31,600    American States
           Water Co.                 799,480
 56,900    Aqua America, Inc.      1,386,084
 94,800    California Water
           Service Group           3,163,476
                                 ------------
                                   5,349,040
WIRELESS TELECOMMUNICATION SERVICES 5.6%
 44,400    NII Holdings, Inc. -
           Class B(a)              2,553,000
 39,600    SpectraSite, Inc.(a)    2,295,612
                                 ------------
                                   4,848,612
TOTAL TELECOMMUNICATION &
UTILITIES                         66,739,163
                                 ------------
TOTAL UNITED STATES OF AMERICA    70,935,199


 70   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
AMERICAN DEPOSITARY RECEIPT 18.2%
CHINA 1.7%
INTEGRATED TELECOMMUNICATIONS SERVICES 1.7%
 42,700    China Telecom Corp.
           Ltd.(a)               $ 1,487,668
                                 ------------
TOTAL CHINA                        1,487,668

FINLAND 2.0%
COMMUNICATIONS EQUIPMENT 2.0%
112,000    Nokia Oyj - ADR         1,728,160
                                 ------------
TOTAL FINLAND                      1,728,160

HONG KONG 1.3%
WIRELESS TELECOMMUNICATION SERVICES 1.3%
146,900    China Unicom Ltd. -
           ADR                     1,134,068
                                 ------------
TOTAL HONG KONG                    1,134,068

ISRAEL 1.5%
WIRELESS TELECOMMUNICATIONS SERVICES 1.5%
148,600    Partner
           Communications Co.
           Ltd. - ADR()(a)         1,353,746
                                 ------------
TOTAL ISRAEL                       1,353,746

MEXICO 6.6%
INTEGRATED TELECOMMUNICATION SERVICES 2.7%
 69,400    Telefonos de Mexico
           S.A de C.V              2,396,382
                                 ------------
WIRELESS TELECOMMUNICATIONS SERVICES 3.9%
 65,900    America Movil S.A.
           de C.V.                 3,400,440
                                 ------------
TOTAL MEXICO                       5,796,822

PHILIPPINES 1.5%
INTEGRATED TELECOMMUNICATION SERVICES 1.5%
 51,100    Philippine Long
           Distance Telephone
           Co.                     1,288,231
                                 ------------
TOTAL PHILIPPINES                  1,288,231

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

RUSSIA 1.6%
WIRELESS TELECOMMUNICATION SERVICES 1.6%
 38,400    Mobile Telesystems -
           ADR                   $ 1,351,296
                                 ------------
TOTAL RUSSIA                       1,351,296

UNITED KINGDOM 2.0%
WIRELESS TELECOMMUNICATION SERVICES 2.0%
 64,400    Vodafone Group
           PLC - ADR               1,710,464
                                 ------------
TOTAL UNITED KINGDOM               1,710,464
                                 ------------
TOTAL AMERICAN DEPOSITARY
RECEIPT                           15,850,455
                                 ------------
TOTAL COMMON STOCKS
(COST $75,282,534)                86,785,654

SHORT-TERM INVESTMENTS 0.0%
VARIABLE RATE DEMAND NOTES 0.0%
$   596    American Family
           Demand Note,
           2.4663%#                      596
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $596)                              596
                                 ------------
TOTAL INVESTMENTS 99.7%
(COST $75,283,130)                86,786,250
OTHER ASSETS LESS LIABILITIES
0.3%                                 230,785
                                 ------------
NET ASSETS 100.0%                $87,017,035
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2005
ADR   American Depositary Receipt


                                                   Schedule of Investments    71

Six Month Hypothetical Expense Example

March 31, 2005 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (10/1/04 - 3/31/05).

ACTUAL EXPENSES
The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


 72   Expense Example

                                        BEGINNING            ENDING           EXPENSES PAID
                                      ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD
                                         10/1/04             3/31/05        10/1/04-3/31/05*
----------------------------------------------------------------------------------------------
ICON CONSUMER DISCRETIONARY FUND
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,093               $6.78
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,019               $6.54
    (5% return before expenses
----------------------------------------------------------------------------------------------
ICON ENERGY FUND
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,194               $7.05
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,019               $6.49
    (5% return before expenses)
----------------------------------------------------------------------------------------------
ICON FINANCIAL FUND
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,033               $6.54
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,019               $6.49
    (5% return before expenses)
----------------------------------------------------------------------------------------------
ICON HEALTHCARE FUND
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,204               $7.14
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,019               $6.54
    (5% return before expenses)
----------------------------------------------------------------------------------------------
ICON INDUSTRIALS FUND
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,127               $6.84
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,019               $6.49
    (5% return before expenses)
----------------------------------------------------------------------------------------------
ICON INFORMATION TECHNOLOGY FUND
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,027               $6.67
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,018               $6.64
    (5% return before expenses)
----------------------------------------------------------------------------------------------
ICON LEISURE AND CONSUMER STAPLES
  FUND
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,139               $7.52
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,018               $7.09
    (5% return before expenses)
----------------------------------------------------------------------------------------------
ICON MATERIALS FUND
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,135               $7.13
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,018               $6.74
    (5% return before expenses)
----------------------------------------------------------------------------------------------
ICON TELECOMMUNICATION &
  UTILITIES FUND
----------------------------------------------------------------------------------------------
    Actual Expenses                      $1,000              $1,094               $6.94
----------------------------------------------------------------------------------------------
    Hypothetical Example                 $1,000              $1,018               $6.69
    (5% return before expenses)
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                           Expense Example    73

Statements of Assets and Liabilities

March 31, 2005 (unaudited)

                                                        ICON
                                                      CONSUMER             ICON             ICON              ICON
                                                 DISCRETIONARY FUND    ENERGY FUND     FINANCIAL FUND    HEALTHCARE FUND
                                                 ------------------    ------------    --------------    ---------------
ASSETS
  Investments, at cost                              $145,629,482       $538,702,889     $177,709,041      $323,554,022
                                                 ------------------    ------------    --------------    ---------------
  Investments, at value                              163,583,719        669,083,339      200,051,992       416,295,607
  Cash                                                         -              4,500                -                 -
  Receivables:
    Fund shares sold                                     220,497          1,542,264          240,826           958,686
    Investments sold                                     211,510                  -        4,307,457                 -
    Interest                                                 628             25,504              288             2,284
    Dividends                                             98,360            252,949          181,366            12,349
  Other assets                                             6,353              7,845            7,875            13,197
                                                 ------------------    ------------    --------------    ---------------
    TOTAL ASSETS                                     164,121,067        670,916,401      204,789,804       417,282,123
                                                 ------------------    ------------    --------------    ---------------
LIABILITIES
  Payables:
    Due to custodian bank                                      -                  -                -                 2
    Fund shares redeemed                                   1,260            256,077            8,828            28,566
    Investments bought                                         -                  -          384,405         1,306,000
    Advisory fees                                        140,376            563,423          179,342           345,379
    Fund accounting, custodial and transfer
      agent fees                                          43,846            165,521           56,108           105,937
    Administration fees                                    7,019             28,171            8,967            17,269
  Accrued expenses                                        43,922            120,948           60,013            80,651
                                                 ------------------    ------------    --------------    ---------------
  Total Liabilities                                      236,423          1,134,140          697,663         1,883,804
                                                 ------------------    ------------    --------------    ---------------
NET ASSETS                                          $163,884,644       $669,782,261     $204,092,141      $415,398,319
                                                 ==================    ============    ==============    ===============
NET ASSETS CONSIST OF
  Paid-in Capital                                   $133,791,936       $540,583,080     $172,892,038      $328,607,786
  Accumulated undistributed net investment
    income/(loss)                                       (595,475)           320,315        1,378,755        (1,672,551)
  Accumulated undistributed net realized
    gain/(loss) from investments                      12,733,946         (1,501,584)       7,478,397        (4,278,501)
  Unrealized appreciation/(depreciation) on
    securities                                        17,954,237        130,380,450       22,342,951        92,741,585
                                                 ------------------    ------------    --------------    ---------------
NET ASSETS                                          $163,884,644       $669,782,261     $204,092,141      $415,398,319
                                                 ==================    ============    ==============    ===============
  Shares outstanding (unlimited shares
    authorized, no par value)                         11,808,823         25,733,864       15,933,331        25,270,350
  Net Asset Value (offering price and
    redemption price per share)                     $      13.88       $      26.03     $      12.81      $      16.44

The accompanying notes are an integral part of the financial statements.


 74   Financial Statements

                                             ICON
                            ICON         LEISURE AND                           ICON
          ICON           INFORMATION       CONSUMER          ICON        TELECOMMUNICATION
    INDUSTRIALS FUND   TECHNOLOGY FUND   STAPLES FUND   MATERIALS FUND   & UTILITIES FUND
    ----------------   ---------------   ------------   --------------   -----------------
      $166,596,439      $252,881,921     $59,903,149     $ 87,645,677       $75,283,130
    ----------------   ---------------   ------------   --------------   -----------------
       222,463,527       278,244,541      74,898,443      109,766,666        86,786,250
            13,504                 -               -           11,873                 -
           348,747           255,193          74,113          188,927           150,733
                 -         3,220,328               -          350,256           336,221
               844               134           1,442            2,187             1,030
           173,043            95,740          75,638          159,524           108,464
             9,650            12,571           5,130            4,136             2,189
    ----------------   ---------------   ------------   --------------   -----------------
       223,009,315       281,828,507      75,054,766      110,483,569        87,384,887
    ----------------   ---------------   ------------   --------------   -----------------
                 -           259,012               -                -           237,434
             3,437             1,110         471,972          288,628             1,953
                 -         1,768,053               -                -                 -
           192,747           242,727          62,086           95,903            74,316
            58,873            79,180          20,125           29,573            23,374
             9,637            12,136           3,104            4,795             3,716
            53,505            78,825          26,831           35,574            27,059
    ----------------   ---------------   ------------   --------------   -----------------
           318,199         2,441,043         584,118          454,473           367,852
    ----------------   ---------------   ------------   --------------   -----------------
      $222,691,116      $279,387,464     $74,470,648     $110,029,096       $87,017,035
    ================   ===============   ============   ==============   =================
      $184,354,983      $316,842,041     $55,106,661     $ 90,450,626       $77,009,427
          (507,556)       (1,785,104)       (131,309)         (50,704)          316,150
       (17,023,399)      (61,032,093)      4,500,002       (2,491,815)       (1,811,662)
        55,867,088        25,362,620      14,995,294       22,120,989        11,503,120
    ----------------   ---------------   ------------   --------------   -----------------
      $222,691,116      $279,387,464     $74,470,648     $110,029,096       $87,017,035
    ================   ===============   ============   ==============   =================
        18,778,166        34,466,123       5,743,250       10,723,149        12,169,500
      $      11.86      $       8.11     $     12.97     $      10.26       $      7.15


                                                      Financial Statements    75

Statements of Operations

For the period ended March 31, 2005 (unaudited)

                                                          ICON
                                                        CONSUMER            ICON             ICON              ICON
                                                   DISCRETIONARY FUND    ENERGY FUND    FINANCIAL FUND    HEALTHCARE FUND
                                                   ------------------    -----------    --------------    ---------------
INVESTMENT INCOME
  Interest                                            $     8,257        $   382,370     $    15,310        $    81,812
  Dividends                                               457,207          2,930,794       2,825,093            372,210
  Foreign taxes withheld                                        -            (39,391)              -                  -
                                                   ------------------    -----------    --------------    ---------------
  Total Investment Income                                 465,464          3,273,773       2,840,403            454,022
                                                   ------------------    -----------    --------------    ---------------
EXPENSES
  Advisory fees                                           814,007          2,283,884       1,012,533          1,631,254
  Fund accounting, custodial and transfer agent
    fees                                                  112,685            345,162         140,364            231,802
  Administration fees                                      39,326            111,007          48,936             79,019
  Audit fees                                                9,016             22,126          11,149             17,191
  Registration fees                                        11,820             25,270          14,871             19,023
  Legal fees                                                1,757              4,041           2,123              3,153
  Insurance expense                                         4,328              6,586           5,393              8,219
  Trustee fees and expenses                                 9,707             14,840          11,706             17,921
  Shareholder reports                                      20,055             50,873          25,007             38,786
  Interest expense                                          5,003                  -           2,978             18,079
  Other expenses                                           33,235             89,669          36,202             62,086
                                                   ------------------    -----------    --------------    ---------------
  Total expenses                                        1,060,939          2,953,458       1,311,262          2,126,533
                                                   ------------------    -----------    --------------    ---------------
NET INVESTMENT INCOME (LOSS)                             (595,475)           320,315       1,529,141         (1,672,511)
                                                   ------------------    -----------    --------------    ---------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
  Net realized gain/(loss) from investment
    transactions                                       18,827,092          6,145,870       9,350,336         (4,277,861)
  Change in unrealized
    appreciation/(depreciation) on securities          (3,858,084)        70,779,908      (5,456,768)        59,888,821
                                                   ------------------    -----------    --------------    ---------------
  Net realized and unrealized gain/(loss) on
    investments                                        14,969,008         76,925,778       3,893,568         55,610,960
                                                   ------------------    -----------    --------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                     $14,373,533        $77,246,093     $ 5,422,709        $53,938,449
                                                   ==================    ===========    ==============    ===============

The accompanying notes are an integral part of the financial statements.


 76   Financial Statements

                                             ICON
                            ICON         LEISURE AND                           ICON
          ICON           INFORMATION       CONSUMER          ICON        TELECOMMUNICATION
    INDUSTRIALS FUND   TECHNOLOGY FUND   STAPLES FUND   MATERIALS FUND   & UTILITIES FUND
    ----------------   ---------------   ------------   --------------   -----------------
      $     9,090        $    16,534      $    4,640     $    14,119        $    9,983
          886,161            280,611         334,571         880,696           961,973
          (15,941)                 -          (2,072)        (17,645)           (1,907)
    ----------------   ---------------   ------------   --------------   -----------------
          879,310            297,145         337,139         877,170           970,049
    ----------------   ---------------   ------------   --------------   -----------------
        1,075,314          1,581,993         333,094         620,834           351,534
          127,452            217,208          45,708          84,497            50,571
           51,946             76,385          16,064          29,892            17,034
           11,846             17,382           3,808           7,067             3,703
           15,025             18,898          10,522          13,803             9,673
            2,289              3,398             747           1,426               706
            5,557              5,548           3,577           3,515             1,751
           12,406             17,595           4,712           7,493             3,835
           26,351             39,614           8,170          15,545             8,324
            8,489             45,423          18,065          21,023               893
           50,191             58,805          23,981          25,869            19,701
    ----------------   ---------------   ------------   --------------   -----------------
        1,386,866          2,082,249         468,448         830,964           467,725
    ----------------   ---------------   ------------   --------------   -----------------
         (507,556)        (1,785,104)       (131,309)         46,206           502,324
    ----------------   ---------------   ------------   --------------   -----------------
        7,258,149          3,539,735       7,808,059      17,326,804         3,041,157
       18,246,589          5,195,740       1,238,806      (1,979,189)        2,039,257
    ----------------   ---------------   ------------   --------------   -----------------
       25,504,738          8,735,475       9,046,865      15,347,615         5,080,414
    ----------------   ---------------   ------------   --------------   -----------------
      $24,997,182        $ 6,950,371      $8,915,556     $15,393,821        $5,582,738
    ================   ===============   ============   ==============   =================


                                                      Financial Statements    77

Statements of Changes in Net Assets

                                            ICON CONSUMER DISCRETIONARY FUND              ICON ENERGY FUND
                                           -----------------------------------   -----------------------------------
                                            PERIOD ENDED                          PERIOD ENDED
                                           MARCH 31, 2005       YEAR ENDED       MARCH 31, 2005       YEAR ENDED
                                            (UNAUDITED)     SEPTEMBER 30, 2004    (UNAUDITED)     SEPTEMBER 30, 2004
                                           --------------   ------------------   --------------   ------------------
OPERATIONS
  Net investment income/(loss)              $   (595,475)      $   (671,699)     $     320,315       $   (261,112)
  Net realized gain/(loss) from
    investment transactions                   18,827,092         17,989,808          6,145,870          6,377,507
  Change in unrealized
    appreciation/depreciation on
    securities                                (3,858,084)        (6,390,181)        70,779,908         51,219,049
                                           --------------   ------------------   --------------   ------------------
  Net increase/(decrease) in net assets
    resulting from operations                 14,373,533         10,927,928         77,246,093         57,335,444
                                           --------------   ------------------   --------------   ------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
  Net investment income                                -                  -                  -                  -
  Net realized gains                                   -                  -                  -                  -
                                           --------------   ------------------   --------------   ------------------
  Net decrease from dividends and
    distributions                                      -                  -                  -                  -
                                           --------------   ------------------   --------------   ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                 23,122,385         62,754,370        423,897,540        246,044,827
  Reinvested dividends and distributions               -                                     -
  Shares repurchased                         (25,533,018)       (71,825,277)      (118,975,276)       (71,395,398)
                                           --------------   ------------------   --------------   ------------------
  Net increase/(decrease) from fund
    share transactions                        (2,410,633)        (9,070,907)       304,922,264        174,649,429
                                           --------------   ------------------   --------------   ------------------
  Total net increase/(decrease) in net
    assets                                    11,962,900          1,857,021        382,168,357        231,984,873
NET ASSETS
  Beginning of period                        151,921,744        150,064,723        287,613,904         55,629,031
                                           --------------   ------------------   --------------   ------------------
  End of period                             $163,884,644       $151,921,744      $ 669,782,261       $287,613,904
                                           ==============   ==================   ==============   ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                  1,699,760          4,709,437         17,632,075         13,031,426
  Reinvested dividends and distributions               -                                     -                  -
  Shares repurchased                          (1,851,708)        (5,477,472)        (5,086,632)        (3,903,835)
                                           --------------   ------------------   --------------   ------------------
  Net increase/(decrease)                       (151,948)          (768,035)        12,545,443          9,127,591
  Shares outstanding beginning of period      11,960,771         12,728,806         13,188,421          4,060,830
                                           --------------   ------------------   --------------   ------------------
  Shares outstanding end of period            11,808,823         11,960,771         25,733,864         13,188,421
                                           ==============   ==================   ==============   ==================
PURCHASE AND SALES OF INVESTMENT
SECURITIES (excluding Short-term
Securities)
  Purchase of Securities                    $111,558,467       $213,763,244      $ 252,909,186       $184,627,946
  Proceeds from sales of securities          114,467,518        220,582,308         15,443,138         15,787,580
  ACCUMULATED UNDISTRIBUTED NET
    INVESTMENT INCOME/(LOSS)                $   (595,475)      $          -      $     320,315       $          -
                                           ==============   ==================   ==============   ==================

* The tax character of distributions to shareholders from net investment income for the year ended September 30, 2004 is ordinary income.

The accompanying notes are an integral part of the financial statements.


 78   Financial Statements

             ICON FINANCIAL FUND                  ICON HEALTHCARE FUND                  ICON INDUSTRIALS FUND
     -----------------------------------   -----------------------------------   -----------------------------------
      PERIOD ENDED                          PERIOD ENDED                          PERIOD ENDED
     MARCH 31, 2005       YEAR ENDED       MARCH 31, 2005       YEAR ENDED       MARCH 31, 2005       YEAR ENDED
      (UNAUDITED)     SEPTEMBER 30, 2004    (UNAUDITED)     SEPTEMBER 30, 2004    (UNAUDITED)     SEPTEMBER 30, 2004
     --------------   ------------------   --------------   ------------------   --------------   ------------------
      $  1,529,141       $    548,732       $ (1,672,511)      $ (2,540,659)      $   (507,556)      $   (849,293)
         9,350,336         17,877,672         (4,277,861)        10,762,480          7,258,149          5,713,298
        (5,456,768)        13,429,005         59,888,821          6,619,577         18,246,589         22,171,644
     --------------   ------------------   --------------   ------------------   --------------   ------------------
         5,422,709         31,855,409         53,938,449         14,841,398         24,997,182         27,035,649
     --------------   ------------------   --------------   ------------------   --------------   ------------------
          (400,204)          (576,093)*              (40)                 -                  -                  -
       (14,368,848)                 -           (877,489)                 -                  -                  -
     --------------   ------------------   --------------   ------------------   --------------   ------------------
       (14,769,052)          (576,093)          (877,529)                 -                  -                  -
     --------------   ------------------   --------------   ------------------   --------------   ------------------
        41,110,948         99,493,912        167,042,774        196,893,511         26,036,908        119,436,391
        14,495,645            570,282            842,844                  -                  -                  -
       (30,561,559)       (82,211,184)       (91,218,193)       (67,323,826)       (38,036,232)       (69,333,095)
     --------------   ------------------   --------------   ------------------   --------------   ------------------
        25,045,034         17,853,010         76,667,425        129,569,685        (11,999,324)        50,103,296
     --------------   ------------------   --------------   ------------------   --------------   ------------------
        15,698,691         49,132,326        129,728,345        144,411,083         12,997,858         77,138,945
       188,393,450        139,261,124        285,669,974        141,258,891        209,693,258        132,554,313
     --------------   ------------------   --------------   ------------------   --------------   ------------------
      $204,092,141       $188,393,450       $415,398,319       $285,669,974       $222,691,116       $209,693,258
     ==============   ==================   ==============   ==================   ==============   ==================
         3,054,494          7,735,769         10,629,828         14,262,864          2,245,029         11,909,801
         1,066,640             47,802             53,244                  -                  -                  -
        (2,286,328)        (6,605,919)        (6,270,273)        (4,910,162)        (3,406,630)        (7,036,857)
     --------------   ------------------   --------------   ------------------   --------------   ------------------
         1,834,806          1,177,652          4,412,799          9,352,702         (1,161,601)         4,872,944
        14,098,525         12,920,873         20,857,551         11,504,849         19,939,767         15,066,823
     --------------   ------------------   --------------   ------------------   --------------   ------------------
        15,933,331         14,098,525         25,270,350         20,857,551         18,778,166         19,939,767
     ==============   ==================   ==============   ==================   ==============   ==================
      $126,904,833       $204,755,026       $120,748,585       $249,051,968       $ 20,050,008       $132,934,226
       122,016,744        186,785,022         49,770,041        123,293,752         35,674,977         80,111,027
      $  1,378,755       $    249,818       $ (1,672,551)      $          -       $   (507,556)      $          -
     ==============   ==================   ==============   ==================   ==============   ==================


                                                      Financial Statements    79

                                                                  ICON INFORMATION TECHNOLOGY FUND
                                                                ------------------------------------
                                                                 PERIOD ENDED
                                                                MARCH 31, 2005        YEAR ENDED
                                                                 (UNAUDITED)      SEPTEMBER 30, 2004
                                                                --------------    ------------------
OPERATIONS:
  Net investment income/(loss)                                   $ (1,785,104)       $ (2,576,634)
  Net realized gain/(loss) from investments transactions            3,539,735          30,876,230
  Change in net unrealized appreciation/depreciation on
    securities                                                      5,195,740         (41,133,606)
                                                                --------------    ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                      6,950,371         (12,834,010)
                                                                --------------    ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                     -                   -
  Net realized gains                                                        -                   -
                                                                --------------    ------------------
  Net decrease from dividends and distributions                             -                   -
                                                                --------------    ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                     115,795,629         178,801,650
  Reinvested dividends and distributions                                    -                   -
  Shares repurchased                                              (87,610,939)       (229,687,727)
                                                                --------------    ------------------
  Net increase/(decrease) from fund share transactions             28,184,690         (50,886,077)
                                                                --------------    ------------------
  Total net increase/(decrease) in net assets                      35,135,061         (63,720,087)
NET ASSETS:
  Beginning of period                                             244,252,403         307,972,490
                                                                --------------    ------------------
  End of period                                                  $279,387,464        $244,252,403
                                                                ==============    ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                      13,922,677          21,330,842
  Reinvested dividends and distributions                                    -                   -
  Shares repurchased                                              (10,367,298)        (27,658,934)
                                                                --------------    ------------------
  Net increase/(decrease)                                           3,555,379          (6,328,092)
  Shares outstanding beginning of period                           30,910,744          37,238,836
                                                                --------------    ------------------
  Shares outstanding end of period                                 34,466,123          30,910,744
                                                                ==============    ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
(excluding Short-term Securities)
  Purchase of Securities                                         $227,044,972        $537,991,382
  Proceeds from sales of securities                               202,350,289         591,381,665
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)         $ (1,785,104)       $          -
                                                                ==============    ==================

* The tax character of distributions to shareholders from net investment income for the year ended September 30, 2004 is ordinary income.

The accompanying notes are an integral part of the financial statements.


 80   Financial Statements

              ICON LEISURE AND                                                        ICON TELECOMMUNICATION &
            CONSUMER STAPLES FUND                  ICON MATERIALS FUND                     UTILITIES FUND
     -----------------------------------   -----------------------------------   -----------------------------------
      PERIOD ENDED                          PERIOD ENDED                          PERIOD ENDED
     MARCH 31, 2005       YEAR ENDED       MARCH 31, 2005       YEAR ENDED       MARCH 31, 2005       YEAR ENDED
      (UNAUDITED)     SEPTEMBER 30, 2004    (UNAUDITED)     SEPTEMBER 30, 2004    (UNAUDITED)     SEPTEMBER 30, 2004
     --------------   ------------------   --------------   ------------------   --------------   ------------------
      $   (131,309)      $   (326,799)      $     46,206       $     87,329       $   502,324        $    580,886
         7,808,059         11,738,085         17,326,804          1,298,590         3,041,157           3,885,662
         1,238,806          2,299,602         (1,979,189)        22,065,303         2,039,257           3,437,864
     --------------   ------------------   --------------   ------------------   --------------   ------------------
         8,915,556         13,710,888         15,393,821         23,451,222         5,582,738           7,904,412
     --------------   ------------------   --------------   ------------------   --------------   ------------------
                 -                  -           (163,349)          (198,911)*        (767,065)           (559,797)*
       (13,572,229)                 -                  -                  -                 -                   -
     --------------   ------------------   --------------   ------------------   --------------   ------------------
       (13,572,229)                 -           (163,349)          (198,911)         (767,065)           (559,797)
     --------------   ------------------   --------------   ------------------   --------------   ------------------
        20,117,337         52,673,531         37,789,181        111,162,483        27,050,299          26,477,305
        13,378,405                  -            160,788            198,136           762,535             557,773
       (37,390,850)       (65,709,303)       (82,989,664)       (25,150,862)       (6,936,835)        (15,563,524)
     --------------   ------------------   --------------   ------------------   --------------   ------------------
        (3,895,108)       (13,035,772)       (45,039,695)        86,209,757        20,875,999          11,471,554
     --------------   ------------------   --------------   ------------------   --------------   ------------------
        (8,551,781)           675,116        (29,809,223)       109,462,068        25,691,672          18,816,169
        83,022,429         82,347,313        139,838,319         30,376,251        61,325,363          42,509,194
     --------------   ------------------   --------------   ------------------   --------------   ------------------
      $ 74,470,648       $ 83,022,429       $110,029,096       $139,838,319       $87,017,035        $ 61,325,363
     ==============   ==================   ==============   ==================   ==============   ==================
         1,493,456          3,663,087          3,792,318         13,704,883         3,771,704           4,192,093
         1,067,710                  -             15,794             26,174           106,947              94,538
        (2,541,439)        (4,572,081)        (8,531,811)        (3,179,704)         (984,943)         (2,487,287)
     --------------   ------------------   --------------   ------------------   --------------   ------------------
            19,727           (908,994)        (4,723,699)        10,551,353         2,893,708           1,799,344
         5,723,523          6,632,517         15,446,848          4,895,495         9,275,792           7,476,448
     --------------   ------------------   --------------   ------------------   --------------   ------------------
         5,743,250          5,723,523         10,723,149         15,446,848        12,169,500           9,275,792
     ==============   ==================   ==============   ==================   ==============   ==================
      $ 38,436,590       $151,387,685       $ 54,215,396       $123,284,118       $57,991,975        $ 69,915,069
        56,312,359        163,795,587         96,421,309         41,285,979        37,485,625          58,301,505
      $   (131,309)      $          -       $    (50,704)      $     66,439       $   316,150        $    580,891
     ==============   ==================   ==============   ==================   ==============   ==================


                                                      Financial Statements    81

Financial Highlights

                                                   INCOME FROM INVESTMENT OPERATIONS
                                                ----------------------------------------
                                    NET ASSET      NET        NET REALIZED
                                     VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                    BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                    OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS
                                    ---------   ----------   --------------   ----------
ICON CONSUMER DISCRETIONARY FUND
    Period Ended March 31, 2005
      (unaudited)                    $12.70       $(0.05)        $ 1.23         $ 1.18
    Year Ended September 30, 2004     11.79        (0.05)          0.96           0.91
    Year Ended September 30, 2003     10.12        (0.08)          1.75           1.67
    Year Ended September 30, 2002      8.96        (0.06)          1.22           1.16
    Year Ended September 30, 2001      9.23        (0.01)         (0.26)         (0.27)
    Year Ended September 30, 2000      9.67        (0.02)         (0.42)         (0.44)
ICON ENERGY FUND
    Period Ended March 31, 2005
      (unaudited)                     21.81         0.02           4.20           4.22
    Year Ended September 30, 2004     13.70        (0.04)          8.15           8.11
    Year Ended September 30, 2003     11.84        (0.04)          1.90           1.86
    Year Ended September 30, 2002     11.29        (0.08)          0.65           0.57
    Year Ended September 30, 2001     13.19         0.07          (0.76)         (0.69)
    Year Ended September 30, 2000      7.98         0.04           5.17           5.21
ICON FINANCIAL FUND
    Period Ended March 31, 2005
      (unaudited)                     13.36         0.10           0.40           0.50
    Year Ended September 30, 2004     10.78         0.04           2.60           2.64
    Year Ended September 30, 2003      8.84         0.05           1.92           1.97
    Year Ended September 30, 2002     12.04        (0.01)         (1.08)         (1.09)
    Year Ended September 30, 2001     12.26         0.06           1.13           1.19
    Year Ended September 30, 2000      8.99         0.11           3.28           3.39
ICON HEALTHCARE FUND
    Period Ended March 31, 2005
      (unaudited)                     13.70        (0.08)          2.86           2.78
    Year Ended September 30, 2004     12.28        (0.14)          1.56           1.42
    Year Ended September 30, 2003     10.35        (0.09)          2.02           1.93
    Year Ended September 30, 2002     11.57        (0.12)         (0.49)         (0.61)
    Year Ended September 30, 2001     11.93        (0.10)          0.51           0.41
    Year Ended September 30, 2000      7.98        (0.08)          4.34           4.26
ICON INDUSTRIALS FUND
    Period Ended March 31, 2005
      (unaudited)                     10.52        (0.03)          1.37           1.34
    Year Ended September 30, 2004      8.80        (0.05)          1.77           1.72
    Year Ended September 30, 2003      7.96        (0.05)          0.89           0.84
    Year Ended September 30, 2002      8.55        (0.02)         (0.57)         (0.59)
    Year Ended September 30, 2001      9.07        (0.02)         (0.48)         (0.50)
    Year Ended September 30, 2000     10.31         0.03          (0.47)         (0.44)

                                               LESS DIVIDENDS AND DISTRIBUTIONS
                                    -------------------------------------------------------
                                    DIVIDENDS    DISTRIBUTIONS                    TOTAL
                                     FROM NET      FROM NET                     DIVIDENDS
                                    INVESTMENT     REALIZED        RETURN          AND
                                      INCOME         GAINS       OF CAPITAL   DISTRIBUTIONS
                                    ----------   -------------   ----------   -------------
ICON CONSUMER DISCRETIONARY FUND
    Period Ended March 31, 2005
      (unaudited)                          -             -              -             -
    Year Ended September 30, 2004          -             -              -             -
    Year Ended September 30, 2003          -             -              -             -
    Year Ended September 30, 2002          -             -              -             -
    Year Ended September 30, 2001          -             -              -             -
    Year Ended September 30, 2000          -             -              -             -
ICON ENERGY FUND
    Period Ended March 31, 2005
      (unaudited)                          -             -              -             -
    Year Ended September 30, 2004          -             -              -             -
    Year Ended September 30, 2003          -             -              -             -
    Year Ended September 30, 2002     $(0.02)            -              -        $(0.02)
    Year Ended September 30, 2001      (0.09)       $(1.12)             -         (1.21)
    Year Ended September 30, 2000          -             -              -             -
ICON FINANCIAL FUND
    Period Ended March 31, 2005
      (unaudited)                      (0.03)        (1.02)             -         (1.05)
    Year Ended September 30, 2004      (0.06)            -              -         (0.06)
    Year Ended September 30, 2003      (0.03)            -              -         (0.03)
    Year Ended September 30, 2002          -         (2.11)             -         (2.11)
    Year Ended September 30, 2001      (1.41)            -              -         (1.41)
    Year Ended September 30, 2000      (0.12)            -              -         (0.12)
ICON HEALTHCARE FUND
    Period Ended March 31, 2005
      (unaudited)                          -         (0.04)             -         (0.04)
    Year Ended September 30, 2004          -             -              -             -
    Year Ended September 30, 2003          -             -              -             -
    Year Ended September 30, 2002          -         (0.56)        $(0.05)        (0.61)
    Year Ended September 30, 2001          -         (0.77)             -         (0.77)
    Year Ended September 30, 2000          -         (0.31)             -         (0.31)
ICON INDUSTRIALS FUND
    Period Ended March 31, 2005
      (unaudited)                          -             -              -             -
    Year Ended September 30, 2004          -             -              -             -
    Year Ended September 30, 2003          -             -              -             -
    Year Ended September 30, 2002          -             -              -             -
    Year Ended September 30, 2001      (0.02)            -              -         (0.02)
    Year Ended September 30, 2000          -         (0.80)             -         (0.80)

(x)  Calculated using the average share method.
 *   The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.

The accompanying notes are an integral part of the financial statements.

 82   Financial Highlights

                                                                            RATIO OF NET
    NET ASSET                                 AVERAGE         RATIO OF       INVESTMENT
     VALUE,                NET ASSETS,       NET ASSETS       EXPENSES      INCOME/(LOSS)   PORTFOLIO
     END OF      TOTAL    END OF PERIOD    FOR THE PERIOD    TO AVERAGE      TO AVERAGE     TURNOVER
     PERIOD     RETURN*   (IN THOUSANDS)   (IN THOUSANDS)   NET ASSETS(A)   NET ASSETS(A)     RATE
    ---------   -------   --------------   --------------   -------------   -------------   ---------
     $13.88       9.29%      $163,885         $163,285          1.30%           (0.73)%       68.72%
      12.70       7.72%       151,922          178,011          1.31%           (0.38)%      120.63%
      11.79      16.50%       150,065          118,834          1.40%           (0.79)%      174.51%
      10.12      12.95%       121,640          184,174          1.29%           (0.49)%      128.06%
       8.96      (2.93)%      107,075           78,281          1.37%           (0.10)%       88.20%
       9.23      (4.55)%       40,894           46,246          1.35%           (0.27)%       88.44%

      26.03      19.35%       669,782          460,023          1.29%            0.14%         3.60%
      21.81      59.20%       287,614          127,920          1.35%           (0.20)%       13.42%
      13.70      15.71%        55,629           74,883          1.40%           (0.29)%       42.53%
      11.84       5.03%       104,220           71,434          1.35%           (0.61)%       26.30%
      11.29      (6.53)%       36,945           49,195          1.39%            0.54%       134.77%
      13.19      65.29%        44,294           29,564          1.36%            0.43%       123.70%

      12.81       3.29%       204,092          203,133          1.29%            1.51%        61.01%
      13.36      24.53%       188,393          162,121          1.32%            0.34%       114.50%
      10.78      22.35%       139,261          131,042          1.34%            0.54%       142.77%
       8.84     (11.88)%      110,116           60,904          1.36%           (0.06)%       69.58%
      12.04       9.57%        54,318           59,425          1.41%            0.51%       174.41%
      12.26      38.14%       100,404           43,690          1.33%            1.14%        28.99%

      16.44      20.40%       415,398          327,734          1.30%           (1.02)%       15.33%
      13.70      11.56%       285,670          244,742          1.29%           (1.04)%       52.72%
      12.28      18.65%       141,259          120,068          1.34%           (0.84)%       85.52%
      10.35      (5.63)%       93,031           44,042          1.39%           (1.05)%      104.90%
      11.57       3.39%        33,646           35,981          1.45%           (0.98)%      145.08%
      11.93      55.35%        49,066           38,688          1.38%           (0.74)%      115.05%

      11.86      12.74%       222,691          215,691          1.29%           (0.47)%        9.31%
      10.52      19.55%       209,693          179,657          1.29%           (0.47)%       45.77%
       8.80      10.55%       132,554           70,382          1.43%           (0.64)%       90.49%
       7.96      (6.90)%       63,919          107,335          1.30%           (0.24)%       99.22%
       8.55      (5.55)%       76,325           55,928          1.38%           (0.16)%       72.65%
       9.07      (4.32)%       22,068           21,220          1.38%            0.34%        72.90%


                                                      Financial Highlights    83

(unaudited)

                                                   INCOME FROM INVESTMENT OPERATIONS
                                                ----------------------------------------
                                    NET ASSET      NET        NET REALIZED
                                     VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                    BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                    OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS
                                    ---------   ----------   --------------   ----------
ICON INFORMATION TECHNOLOGY FUND
    Period Ended March 31, 2005
      (unaudited)                    $ 7.90       $(0.05)(x)     $ 0.26         $ 0.21
    Year Ended September 30, 2004      8.27        (0.08)         (0.29)         (0.37)
    Year Ended September 30, 2003      5.98        (0.08)(x)       2.37           2.29
    Year Ended September 30, 2002      7.80        (0.10)(x)      (1.72)         (1.82)
    Year Ended September 30, 2001     22.13        (0.10)(x)      (4.03)         (4.13)
    Year Ended September 30, 2000     19.00        (0.05)(x)       9.62           9.57
ICON LEISURE AND CONSUMER STAPLES FUND
    Period Ended March 31, 2005
      (unaudited)                     14.51        (0.03)(x)       1.92           1.89
    Year Ended September 30, 2004     12.42        (0.04)(x)       2.13           2.09
    Year Ended September 30, 2003     11.20        (0.06)(x)       1.28           1.22
    Year Ended September 30, 2002      9.42        (0.07)(x)       1.85           1.78
    Year Ended September 30, 2001      9.24        (0.05)(x)       0.26           0.21
    Year Ended September 30, 2000     12.05         0.01(x)        0.25           0.26
ICON MATERIALS FUND
    Period Ended March 31, 2005
      (unaudited)                      9.05         0.01           1.21           1.22
    Year Ended September 30, 2004      6.20         0.01(x)        2.87           2.88
    Year Ended September 30, 2003      5.68         0.03(x)        0.50           0.53
    Year Ended September 30, 2002      5.70         0.02(x)       (0.01)          0.01
    Year Ended September 30, 2001      6.49         0.02(x)       (0.74)         (0.72)
    Year Ended September 30, 2000      7.31         0.03(x)       (0.85)         (0.82)
ICON TELECOMMUNICATION & UTILITIES FUND
    Period Ended March 31, 2005
      (unaudited)                      6.61         0.05(x)        0.57           0.62
    Year Ended September 30, 2004      5.69         0.07(x)        0.92           0.99
    Year Ended September 30, 2003      4.78         0.10(x)        0.87           0.97
    Year Ended September 30, 2002      6.19         0.10(x)       (1.45)         (1.35)
    Year Ended September 30, 2001      8.13         0.09(x)       (1.52)         (1.43)
    Year Ended September 30, 2000     10.04         0.20(x)        0.99           1.19

                                               LESS DIVIDENDS AND DISTRIBUTIONS
                                    -------------------------------------------------------
                                    DIVIDENDS    DISTRIBUTIONS                    TOTAL
                                     FROM NET      FROM NET                     DIVIDENDS
                                    INVESTMENT     REALIZED        RETURN          AND
                                      INCOME         GAINS       OF CAPITAL   DISTRIBUTIONS
                                    ----------   -------------   ----------   -------------
ICON INFORMATION TECHNOLOGY FUND
    Period Ended March 31, 2005
      (unaudited)                          -              -            -               -
    Year Ended September 30, 2004          -              -            -               -
    Year Ended September 30, 2003          -              -            -               -
    Year Ended September 30, 2002          -              -            -               -
    Year Ended September 30, 2001          -        $(10.20)           -         $(10.20)
    Year Ended September 30, 2000          -          (6.44)           -           (6.44)
ICON LEISURE AND CONSUMER STAPLES
    Period Ended March 31, 2005
      (unaudited)                          -          (3.43)           -           (3.43)
    Year Ended September 30, 2004          -              -            -               -
    Year Ended September 30, 2003          -              -            -               -
    Year Ended September 30, 2002                         -            -               -
    Year Ended September 30, 2001     $(0.01)         (0.02)           -           (0.03)
    Year Ended September 30, 2000          -          (3.07)           -           (3.07)
ICON MATERIALS FUND
    Period Ended March 31, 2005
      (unaudited)                      (0.01)             -            -           (0.01)
    Year Ended September 30, 2004      (0.03)             -            -           (0.03)
    Year Ended September 30, 2003      (0.01)             -            -           (0.01)
    Year Ended September 30, 2002      (0.03)             -            -           (0.03)
    Year Ended September 30, 2001      (0.07)             -            -           (0.07)
    Year Ended September 30, 2000          -              -            -               -
ICON TELECOMMUNICATION & UTILITIES
    Period Ended March 31, 2005
      (unaudited)                      (0.08)             -            -           (0.08)
    Year Ended September 30, 2004      (0.07)             -            -           (0.07)
    Year Ended September 30, 2003      (0.06)             -            -           (0.06)
    Year Ended September 30, 2002      (0.06)             -            -           (0.06)
    Year Ended September 30, 2001      (0.11)         (0.40)           -           (0.51)
    Year Ended September 30, 2000      (0.16)         (2.94)           -           (3.10)

(x)  Calculated using the average share method.
 *   The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.

The accompanying notes are an integral part of the financial statements.


 84   Financial Highlights

                                                                            RATIO OF NET
    NET ASSET                               AVERAGE NET       RATIO OF       INVESTMENT
     VALUE,                NET ASSETS,       ASSETS FOR       EXPENSES      INCOME/(LOSS)   PORTFOLIO
     END OF      TOTAL    END OF PERIOD      THE PERIOD      TO AVERAGE      TO AVERAGE     TURNOVER
     PERIOD     RETURN*   (IN THOUSANDS)   (IN THOUSANDS)   NET ASSETS(A)   NET ASSETS(A)     RATE
    ---------   -------   --------------   --------------   -------------   -------------   ---------
     $ 8.11       2.66%      $279,387         $317,373           1.32%          (1.13)%       65.75%
       7.90      (4.47)%      244,252          282,062           1.31%          (0.91)%      189.67%
       8.27      38.29%       307,972          190,287           1.35%          (1.16)%      155.39%
       5.98     (23.33)%       75,623          189,972           1.31%          (1.09)%      190.09%
       7.80     (32.90)%      118,851           99,875           1.37%          (0.90)%       70.32%
      22.13      59.24%        46,689           56,279           1.35%          (0.23)%      137.69%

      12.97      13.88%        74,471           66,742           1.41%          (0.39)%       55.52%
      14.51      16.83%        83,022          104,515           1.33%          (0.31)%      148.43%
      12.42      10.89%        82,347           80,928           1.38%          (0.51)%      139.54%
      11.20      18.90%        88,341           86,202           1.34%          (0.55)%       90.43%
       9.42       2.26%        41,162           41,086           1.40%          (0.50)%      148.23%
       9.24       5.27%         7,765           18,029           1.51%           0.13%        24.50%

      10.26      13.53%       110,029          124,340           1.34%           0.07%        43.43%
       9.05      46.61%       139,838           68,497           1.37%           0.13%        59.48%
       6.20       9.36%        30,376           40,156           1.47%           0.59%       130.01%
       5.68       0.06%        59,020           45,917           1.36%           0.23%        74.55%
       5.70     (11.07)%       29,200           24,544           1.47%           0.40%        91.28%
       6.49     (11.22)%       18,162           23,620           1.41%           0.42%        91.76%

       7.15       9.41%        87,017           70,637           1.33%           1.43%        52.71%
       6.61      17.57%        61,325           54,232           1.37%           1.07%       108.81%
       5.69      20.36%        42,509           53,219           1.41%           2.05%       158.24%
       4.78     (22.05)%       66,366           20,196           1.50%           1.78%       137.81%
       6.19     (18.74)%       16,537           13,554           1.54%           1.22%        46.10%
       8.13      14.99%         8,619            7,231           1.53%           2.43%        41.86%


                                                      Financial Highlights    85

Notes to Financial Statements

March 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Consumer Discretionary Fund ("Consumer Discretionary Fund"), ICON Energy Fund ("Energy Fund"), ICON Financial Fund ("Financial Fund"), ICON Healthcare Fund ("Healthcare Fund"), ICON Industrials Fund ("Industrials Fund"), ICON Information Technology Fund ("Information Technology Fund"), ICON Leisure and Consumer Staples Fund ("Leisure and Consumer Staples Fund"), ICON Materials Fund ("Materials Fund"), ICON Telecommunication & Utilities Fund ("Telecommunication & Utilities Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. There are eight other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

The Funds invest primarily in securities of companies whose principal business activities fall within specific industries and sectors. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of each of Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

In addition, in the normal course of business the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

 86   Notes to Financial Statements

INVESTMENT VALUATION

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to determine the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

A security listed or traded primarily on a securities exchange or in the over-the-counter market is generally valued at its last sale price on the exchange or market where it is principally traded, except that securities primarily traded on NASDAQ are normally valued at the NASDAQ Official Closing Price. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Prior to February 22, 2005, London closing exchange rates were used to convert foreign security values into U.S. dollars. After that date, currency rates as of the close of the New York Stock Exchange were used to convert foreign security values into U.S. dollars.


                                             Notes to Financial Statements    87

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the period ended March 31, 2005.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the exchange rates and changes in market prices of securities held. The Funds did not enter into any forward foreign currency contracts during the period ended March 31, 2005.

 88   Notes to Financial Statements

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts as of March 31, 2005.

OPTIONS TRANSACTIONS

Each Fund may write put and call options only if it owns an offsetting position in the underlying security. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying


                                             Notes to Financial Statements    89
security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds did not enter into any option transactions during the period.

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes security transactions are accounted for on trade date. Gains and losses on securities sold are determined on the basis of identified cost.


 90   Notes to Financial Statements

EXPENSES

Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of the Funds' average daily net assets

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provided domestic custodial services, transfer agent services and fund accounting for the Funds during the period. For these services, the Trust paid a fee for transfer agent and custody services at an annual rate of 0.055% on the Trust's first $500 million of daily average net assets, 0.05% on the next $1 billion of average daily net assets, and 0.04% on the balance of average daily net assets in excess of $1.5 billion. The Funds paid a fund accounting fee at an annual rate of 0.1025% on the Trust's first $500 million of average daily net assets, 0.0875% on the next $500 million of average daily net assets, and 0.05% on the balance of average daily net assets in excess of $1 billion for these services. The Funds also paid for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

Effective April 1, 2005, the Trust retained BISYS Fund Services Ohio, Inc. ("BISYS") as Fund Accounting and Administration Services Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of Trust Assets, 0.0175% on assets over $1.75 billion and up to $5 billion, and 0.01% on assets in excess of $5 billion. Effective April 18, 2005, the Trust retained Brown Brothers Harriman ("BBH") as custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges. Effective April 25, 2005, the Trust retained Boston Financial Data Services, Inc. as the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.


                                             Notes to Financial Statements    91

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities. This agreement provides for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

During the period, U.S. Bancorp provided sub-administration services to ICON for a sub-administration fee of 0.02% on the Trust's first $1.5 billion of average daily net assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. Effective April 1, 2005, ICON entered into a sub-administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer) receive no compensation from the Funds. There are certain employees of ICON, such as the Chief Compliance Officer and staff who administer the compliance program, for which the Funds reimburse ICON for certain amounts related to compensation and certain other expenses incurred. For the period ended March 31, 2005, the total related amounts paid by the Trust are included in Other Expenses on the Statements of Operations.

3. LINE OF CREDIT

The Funds had entered into Lines of Credit agreements with U.S. Bank that allowed the Funds to borrow funds, subject to certain conditions, for temporary purposes. Interest on these borrowings was calculated at prime, which was 5.5% at March 31, 2005. A commitment fee of $500 per line of credit has been


 92   Notes to Financial Statements
paid by each Fund. The maximum borrowing was limited to 25% of eligible securities held by the portfolio subject to the following maximums:

ICON Consumer Discretionary Fund                               $30,000,000
ICON Energy Fund                                               $30,000,000
ICON Financial Fund                                            $35,250,000
ICON Healthcare Fund                                           $50,000,000
ICON Industrials Fund                                          $17,250,000
ICON Information Technology Fund                               $56,500,000
ICON Leisure and Consumer Staples Fund                         $19,250,000
ICON Materials Fund                                            $15,000,000
ICON Telecommunication & Utilities Fund                        $ 8,750,000

The Information Technology Fund and the Telecommunication & Utilities Fund had $259,012 and $237,434 outstanding, respectively, as of March 31, 2005.

Effective April 18, 2005, the Fund entered into Lines of Credit agreements with BBH; the maximum borrowing is limited to 25% of eligible securities held by the portfolio subject to a maximum borrowing limit by the Trust of $135 million.

4. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryovers as of September 30, 2004 that may be available to offset future realized capital gains


                                             Notes to Financial Statements    93
and thereby reduce future taxable income distributions. These carryovers expire between September 30, 2007 and September 30, 2012.

                         ACCUMULATED      UNDISTRIBUTED    UNDISTRIBUTED    POST OCTOBER
                        CAPITAL LOSSES   ORDINARY INCOME   LONG-TERM GAIN    DEFERRALS
----------------------------------------------------------------------------------------
ICON Consumer
  Discretionary Fund     $ 6,093,146       $        -       $         -         $  -
ICON Energy Fund           7,535,248                -                 -            -
ICON Financial Fund                -        4,356,214         8,570,377            -
ICON Healthcare Fund               -                -           877,473            -
ICON Industrials Fund     24,281,548                -                 -            -
ICON Information
  Technology Fund         64,435,458                -                 -            -
ICON Leisure and
  Consumer Staples
  Fund                             -                -        10,402,210            -
ICON Materials Fund       19,740,720           66,439                 -            -
ICON Telecommunication
  & Utilities Fund         4,843,948          580,890                 -            -

During the year ended September 30, 2004, the following capital loss carryforwards were used:

ICON Consumer Discretionary Fund                               $17,445,952
ICON Energy Fund                                                   512,039
ICON Financial Fund                                              3,207,869
ICON Healthcare Fund                                             3,187,635
ICON Industrial Fund                                               707,191
ICON Information Technology Fund                                30,004,747
ICON Leisure and Consumer Staples Fund                           1,473,912
ICON Materials Fund                                                692,400
ICON Telecommunication & Utilities Fund                          1,418,957


 94   Notes to Financial Statements

As of March 31, 2005, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

                                          UNREALIZED      UNREALIZED     NET APPRECIATION
                              COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
-----------------------------------------------------------------------------------------
ICON Consumer
  Discretionary Fund      $145,629,482   $ 20,343,000    $(2,388,763)      $ 17,954,237
ICON Energy Fund           538,702,889    136,376,798     (5,996,348)       130,380,450
ICON Financial Fund        177,709,041     25,151,192     (2,808,241)        22,342,951
ICON Healthcare Fund       323,554,022     97,704,609     (4,963,024)        92,741,585
ICON Industrials Fund      166,596,439     58,321,880     (2,454,792)        55,867,088
ICON Information
  Technology Fund          252,881,921     29,474,445     (4,111,825)        25,362,620
ICON Leisure and
  Consumer Staples Fund     59,903,149     15,737,705       (742,411)        14,995,294
ICON Materials Fund         87,645,677     22,794,356       (673,367)        22,120,989
ICON Telecommunication &
  Utilities Fund            75,283,130     12,978,003     (1,474,883)        11,503,120


                                             Notes to Financial Statements    95

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor

[ICON FUNDS LOGO]

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

[ICON FUNDS LOGO]

1-800-764-0442
www.iconadvisers.com

ICRPANNUSECT                                               I-143-SEC

ITEM 2. CODE OF ETHICS.

    Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

    NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

    The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to
    Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph
    (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

    If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

    DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                (i) Has at least one audit committee financial expert serving on its audit committee; or

                (ii) Does not have an audit committee financial expert serving on its audit committee.

            (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

            (3) If the registrant provides the disclosure required by paragraph
            (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

       (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

       (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

       (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

       (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

       (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

       (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

       (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

       (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
        (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.


ITEM 11. CONTROLS AND PROCEDURES.

       (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

       (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

       (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS.

       (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

       (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

       (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               ICON FUNDS
            --------------------------------------------------------------------


By (Signature and Title)*  /s/ Craig T. Callahan
                         -------------------------------------------------------
                           Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date June 6, 2005
    ------------------------------------------------

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Craig T. Callahan
                         -------------------------------------------------------
                           Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date June 6, 2005
    ------------------------------------------------


By (Signature and Title)*  /s/ Erik L. Jonson
                         -------------------------------------------------------
                           Erik L. Jonson, Vice President, Chief Financial Officer and Treasurer
                           (Principal Financial Officer and Principal Accounting Officer)

Date June 6, 2005
    ------------------------------------------------



* Print the name and title of each signing officer under his or her signature.